UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds
(Exact name of registrant as specified in charter)

400 North Roxbury Drive
Beverly Hills, CA 90210
 (Address of principal executive offices) (Zip code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, CA 90210
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1.    Reports to Stockholders.

CITY NATIONAL ROCHDALE FUNDS

2015 ANNUAL REPORT

SEPTEMBER 30, 2015

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income and Blended Funds Investment Adviser’s Report
7	Fixed Income and Blended Funds Overview
15	Equity Funds Investment Adviser’s Report
17	Equity Funds Overview
21	Schedule of Investments/Consolidated Schedule of Investments
124	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities
128	Statements of Operations/Consolidated Statement of Operations
132	Statements of Changes in Net Assets/Consolidated Statement of Changes in Net Assets
138	Consolidated Statement of Cash Flows
140	Financial Highlights/Consolidated Financial Highlights
145	Notes to Financial Statements/Consolidated Notes to Financial Statements
162	Report of Independent Registered Public Accounting Firm
163	Trustees and Officers
166	Notice to Shareholders
168	Disclosure of Fund Expenses
171	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders
September 30, 2015

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2015. Heading towards the end of the calendar year, risk assets have delivered a wide range of performance outcomes. Though U.S. equity performance stands in stark contrast to the double digit returns garnered at this time last year, relative to other equity markets around the world, domestic investors generally still remain ahead of the pack. Volatility levels within both equity and fixed income markets have increased throughout the year, as anxiety surrounding U.S. interest rate policy, global central bank activity, and Chinese GDP trends have weighed on investor psychology. Commodity markets have been among the hardest hit, as Oil’s approximate 50% freefall over the course of the last 12 months has pressured business models and export-oriented economies alike.

Within fixed income markets, credit quality positioning was of key importance throughout the year, particularly during the most recent quarter. Energy companies have been under significant pressure, as $40 - $50 Oil (per barrel) has dramatically changed profitability projections across the sector. Spread widening was the most acute for high yield issuers within the Exploration & Production space, but bonds across all industries were not immune from the sell-off that took hold during August and September. The BofaML U.S. High Yield Master II Index declined 4.9% during the third quarter (“Q3”), with CCC rated credits bearing the brunt of the damage. Investment grade exposure held up well, however, as evidenced by the 1.2% return posted by the Barclays Aggregate Index during the quarter. Over the last 12 months, investment grade bonds have outpaced high yield bonds by over 500 basis points (“bps”). Though volatility can be painful in the short to intermediate term, it can also create attractive purchase opportunities for astute investors with the ability to distinguish between price and intrinsic value.

Equity investors have experienced mixed results over the course of the last year, depending on how they have been positioned from both geographic and style standpoints. International markets have been challenged, particularly within emerging market economies, where China’s decision to devalue its currency in mid-August was met with rapid sell orders around the world. Triggered by this development, the MSCI Emerging Markets Index plunged almost 18% during Q3. Uncertainty surrounding the potential implications of a U.S. interest rate hike on emerging market borrowers, both corporate and sovereign, further magnified investor anxiety during the late summer months. The spillover effect to U.S. markets elicited a 6.4% decline for the S&P 500 Index during the quarter as well. Though more recently it has been a bit of a wild ride, there are also some bright spots worth mentioning. Domestic investors with an eye towards growth have fared reasonably well, outshining their value-oriented peers. Healthcare, Consumer Discretionary, and Information Technology stocks in particular have been among the strongest contributors in this regard, supporting a 3.2% return for the Russell 1000 Growth Index on a trailing 12-month basis.

Coming into 2015, we expected to face choppy seas amidst a backdrop of shifting global economic currents and uncertain monetary policy developments around the world. Our unwavering focus on risk management and downside protection continues to serve us well, as capital preservation will always be of paramount importance within all of the investment strategies that we manage. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Bruce Simon
Chief Investment Officer
City National Rochdale Funds

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

BofaML U.S. High Yield Master II Index measures the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings).

Barclays Aggregate Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. With over 800 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2015
Fixed Income and Blended Funds

Government Bond Fund – CNBIX

The Servicing Class Shares of the Fund posted a return of 0.50% for Q3, which underperformed the Barclays U.S. 1-5 Year Government Bond Index’s 0.68% return. Calendar year to date, as of September 30, 2015, the Fund is lagging the benchmark’s return of 1.59% by 64 basis points with a return of 0.95%. For the fiscal year ended September 30, 2015, the Servicing Class Shares of the Fund has returned 1.21% and the benchmark has delivered a return of 2.05%.

As of the most recent quarter, the portfolio maintained its short duration positioning relative to the benchmark in anticipation of an eventual rise in interest rates. This proved to be a headwind during the quarter, as longer duration assets outperformed shorter duration positions as interest rates rallied. The yield enhancement garnered from the Fund’s overweight to Agency bullet bonds was additive to performance. The Fund also increased its allocation to 3-6 year maturity buckets to take advantage of the current steepness in the yield curve.

Corporate Bond Fund – CNCIX

The Servicing Class Shares of the Fund posted a return of -0.07% for Q3, underperforming the Barclays 1-5 Year A3 or Higher U.S. Corporate Index’s return of 0.72%. Calendar year to date, as of September 30, 2015, the Fund is underperforming the benchmark by 1.09% (0.58% for the Fund vs. 1.67% for the Benchmark). For the fiscal year ended September 30, 2015, the Servicing Class Shares of the Fund has underperformed the benchmark’s return by 1.79% (0.39% for the Fund vs. 2.18% for the benchmark).

As of the most recent quarter, the Fund continued to outpace the benchmark from a yield perspective, driven by an emphasis on investing in lower quality bonds within the investment grade universe. Sector allocation was additive to relative performance as bonds within the Financial sector outperformed bonds within the Industrial sector. Issuer selection within the Energy and Metals & Mining sectors accompanied by slightly underweight duration relative to the benchmark was a performance headwind.

California Tax Exempt Bond Fund - CNTIX

The Servicing Class Shares of the Fund posted a return of 1.00% for Q3, underperforming the Barclays Intermediate-Short California Municipal Bond Index return of 1.23% but outperforming the Lipper peer group return of 0.71%. Calendar year to date, as of September 30, 2015, the Fund is lagging the benchmark’s return of 1.70% by 51 basis points with a return of 1.19% but again outperforming the Lipper peer group return of 0.49%. For the fiscal year ended September 30, 2015, the 1.56% return for the Servicing Class Shares of the Fund has underperformed the benchmark return of 2.08% while outperforming the Lipper return of 0.68%.

Contributions to performance during the fiscal year include duration shifts, an overweight to lower investment grade credit quality and a sharp underweight to pre-refunded bonds. In anticipation of the Federal Reserve (Fed) raising short-term rates by summer 2015, we reduced duration from neutral to short the benchmark only to return to neutral in the third quarter as the economic fundamentals moved back to the negative side. We also migrated toward a mild barbell structure in anticipation of a flattening yield curve. The focus on lower investment grade credits served the Fund well as the fundamental health of California’s economy and the fiscal health of the issuers continued to improve during the year. A heavy wave of refundings in the market in the first half of 2015 led to underperformance in the sector. We benefited from our sharp underweight to refunded debt. Detractors to performance included the continuing low nominal rate environment, cash drag from new subscriptions in a low supply environment and an underweight to California state debt relative to the index.

Municipal High Income Bond Fund – CNRMX

The Servicing Class Shares of the Fund posted a return of 1.43% for Q3, underperforming the Barclays High Yield Muni Index’s return of 1.99% by 56 basis points. Calendar year to date, as of September 30, 2015, the Fund is ahead of the benchmark’s return of 0.03% by 173 basis points with a return of 1.76%. For the fiscal year ended September 30, 2015, the Servicing Class Shares of the Fund returned 3.81%, outpacing the benchmark’s return of 1.24% by 257 basis points.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

The Fund outperformed the benchmark in three out of the four quarters during the last year. One of the primary areas of attention within the High Yield Muni space over the last 12 months has been Puerto Rico, which has grown to over a 25% weighting within the benchmark. Our Fund has generally maintained less than 5% exposure to these credits, which has been a meaningful contributor to both absolute and relative performance. Focusing on higher quality bonds, often mis-rated by the market, and a concerted effort to minimize relative interest rate risk within the portfolio have provided constructive support for the Fund’s outperformance.

High Yield Bond Fund – CHYIX

The Servicing Class Shares of the Fund posted a return of -5.03% for Q3, outperforming the Citigroup High Yield Market Capped Index’s return of -5.52% by 49 basis points. Calendar year to date, as of September 30, 2015, the Fund is ahead of the benchmark’s return of -3.11% by 152 basis points with a return of -1.59%. For the fiscal year ended September 30, 2015, the Servicing Class Shares of the Fund returned -3.71%, outpacing the benchmark’s return of -4.41% by 70 basis points.

The Fund outperformed the benchmark in three out of four quarters during the last year. Much of this is attributable to positive security selection, and avoiding or underweighting sectors with questionable creditworthiness. The manager has upgraded the credit quality of the overall portfolio over the course of the last year, which has helped to insulate against elevated volatility that has punctuated credit markets as of late. The Fund’s approximate 8% allocation to bank loans has also been a constructive hedge against downside risk, as senior secured paper has performed relatively well during periods of market stress. Though the portfolio’s Energy exposure has hindered performance, the manager has been able to take advantage of mispriced bonds that have sold off along with the rest of the sector.

Intermediate Fixed Income Fund – RIMCX

The Class N Shares of the Fund posted a return of 0.31% for Q3, lagging the Barclays Intermediate U.S. Government/Credit Index’s return of 0.95%. Calendar year to date, as of September 30, 2015, the Fund is underperforming the benchmark’s return of 1.77% by 95 basis points with a return of 0.82%. For the fiscal year ended September 30, 2015, the Class N Shares of the Fund returned 1.34%, underperforming the benchmark’s return of 2.68% by 134 basis points.

As of the most recent quarter, the Fund continued to outpace the benchmark from a yield perspective, driven by an emphasis on investing in lower quality bonds within the investment grade universe. The significant overweight to corporate credit has been the most meaningful driver of underperformance over the last year. Corporate sector allocation was additive to relative performance as bonds within the Financial sector outperformed bonds within the Industrial sector. Issuer selection within the Energy and Metals & Mining sectors accompanied by slightly underweight duration relative to the benchmark was a performance headwind.

Fixed Income Opportunities Fund – RIMOX

The Fund posted a return of -2.60% for Q3, underperforming the Credit Suisse Leveraged Loan Index’s return of -1.22% by 138 basis points. Calendar year to date, as of September 30, 2015, the Fund is outperforming the benchmark’s return of 1.61% by 46 basis points with a return of 2.07%. For the fiscal year ended September 30, 2015, the Fund has returned -0.88%, trailing the benchmark’s return of 1.22% by 210 basis points.

The Fund’s diversified asset class exposures have been instrumental in delivering an attractive yield profile, without assuming an inordinate amount of interest rate risk. With just over 30% of the Fund allocated to a combination of domestic and European bank loans, the strategy has been well positioned to withstand the elevated volatility experienced in credit markets as of late. The Fund’s emerging markets high yield bond allocation, although pressured in Q3, has been additive to performance during 2015. The domestic high yield segment of the Fund has sidestepped many of the problem areas within the Energy sector over the course of the last year, and generally maintains a higher quality portfolio compared to broad market indices.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

investment adviser’s report (Unaudited)
September 30, 2015
Fixed Income and Blended Funds (continued)

Multi-Asset Fund – CNIIX

The Servicing Class Shares of the Fund posted a -4.09% return in Q3, underperforming the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index of 0.01%. Calendar year to date, as of September 30, 2015, the Fund has delivered -4.83% return relative to 0.02% for the benchmark. For the fiscal year ended September 30, 2015, the Servicing Class Shares of the Fund returned -3.59% compared to a 0.02% return for the benchmark.

The bulk of the Fund’s underperformance came in Q3 of 2015. As of the most recent quarter, approximately 45% of the Fund was invested in fixed income, 35% in equities, 3% in real estate investment trusts and the remaining 17% in cash. Emerging markets and European equities exposure was a performance headwind during the most recent quarter. On the positive side, an allocation to longer duration treasuries, equities in the Utilities sector, and cash helped boost performance.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Government Bond Fund’s, Corporate Bond Fund’s, California Tax Exempt Bond Fund’s, Municipal High Income Fund’s, High Yield Bond Fund’s, Intermediate Fixed Income Fund’s, Multi-Asset Fund’s, and Fixed Income Opportunities Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2016, but there can be no assurance that City National Rochdale, LLC will continue to waive fees. After January 31, 2016, City National Rochdale, LLC intends to discontinue the voluntary fee waivers for the Municipal High Income Fund and High Yield Bond.

Mutual fund investing involves risk, including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long-term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

fund overview (Unaudited)
September 30, 2015
City National Rochdale Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Barclays U.S. 1-5 Year Government Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNBIX	1.21%	0.16%	0.89%	2.56%
Institutional Class(2)^^†	CNIGX	1.55%	0.41%	1.09%	2.67%
Class N(3)	CGBAX	0.95%	-0.12%	0.64%	2.30%
Barclays U.S. 1-5 Year Government Bond Index	n/a	2.05%	0.90%	1.24%	3.19%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on January 14, 2000.
(2)	Commenced operations on February 1, 2012.
(3)	Commenced operations on April 13, 2000.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period of January 14, 2000, to February 1, 2012, is that of the Servicing Class Shares.

Top Ten Holdings
% OF PORTFOLIO
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	5.9%
Illinois Municipal Electric Agency, Ser A, NATL Pre-Refunded @ 100
5.125%, 02/01/17	5.6%
FNMA
1.000%, 10/16/17	4.0%
FNMA
5.000%, 02/13/17	3.7%
FNMA
0.875%, 02/08/18	3.7%
U.S. Treasury Bonds
2.195%, 11/15/21	3.7%
FNMA
2.430%, 10/09/19	3.6%
FNMA
3.619%, 12/01/20	3.5%
FNMA
4.875%, 12/15/16	3.5%
U.S. Treasury Notes
2.875, 03/31/18	3.5%

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2015
City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities, primarily investment grade corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNCIX	0.39%	1.01%	1.79%	3.52%
Class N(2)	CCBAX	0.14%	0.76%	1.54%	3.27%
Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index	n/a	2.18%	1.62%	2.37%	4.00%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on January 14, 2000.
(2)	Commenced operations on April 13, 2000.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

Top Ten Holdings
% OF PORTFOLIO
Florida State, Hurricane Catastrophe Fund
Finance, Ser A, RB
2.107%, 07/01/18	3.1%
Toyota Motor Credit, MTN
2.050%, 01/12/17	3.0%
Total Capital International
2.875%, 02/17/22	2.9%
Lowe’s
6.100%, 09/15/17	2.4%
Stone Ridge Reinsurance Risk Premium Interval Fund	2.3%
Fifth Third Bank
1.150%, 11/18/16	2.3%
Nissan Auto Lease Trust 2015-A, Ser 2015-A, Cl A3
1.400%, 06/15/18	2.2%
Hewlett Packard Enterprise
2.060%, 10/05/17	2.2%
Standard Chartered, MTN
1.700%, 04/17/18	2.2%
VW Credit, MTN
1.875%, 10/13/16	2.2%

BOND CREDIT QUALITY
CREDIT RATINGS(1)	% OF NET ASSETS
AAA	2.2%
AA	21.1%
A	36.1%
BBB	33.0%
BB	3.2%
NR	1.5%
Registered Investment Company	2.3%
Short-Term Investments and Other Net Assets	2.1%

(1)

Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). When S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected fo several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

fund overview (Unaudited)
September 30, 2015
City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Barclays Intermediate-Short California Municipal Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CNTIX	1.56%	1.63%	2.48%	3.25%
Class N(2)	CCTEX	1.30%	1.37%	2.21%	2.99%
Barclays Intermediate-Short California Municipal Index	n/a	2.08%	2.23%	2.96%	3.94%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on January 14, 2000.
(2)	Commenced operations on April 13, 2000.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

Top Ten Holdings*
% OF PORTFOLIO
Fairfield County, Redevelopment Agency, TA
4.000%, 08/01/17	2.9%
Los Angeles, Unified School District, Ser B, GO, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/19	2.2%
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB Callable 02/01/17 @ 100
0.970%, 04/01/52	2.0%
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	1.8%
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1.5%
California State, GO
5.000%, 09/01/21	1.5%
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	1.4%
San Diego, Public Facilities Financing Authority Sewer Revenue, RB
5.000%, 05/15/25	1.3%
Southern California, Public Power Authority, Linden Wind Energy Project, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/27	1.3%
California State, GO
5.250%, 09/01/22	1.2%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2015
City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the Barclays High Yield Municipal Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Servicing Class*(1)^	CNRMX	3.81%	8.24%
Class N(1)	CNRNX	3.55%	7.92%
Barclays High Yield Municipal Index	n/a	1.24%	7.71%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 30, 2013.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

Top Ten Holdings*
% OF PORTFOLIO
New York State, Liberty Development, RB Callable 11/15/24 @ 100
5.000%, 11/15/44	1.4%
Southeastern Ohio, Port Authority, Memorial Health System Project, RB Callable 12/01/22 @ 100
6.000%, 12/01/42	1.1%
Puerto Rico, Commonwealth, Ser A, GO Callable 07/01/20 @ 100
8.000%, 07/01/35	1.1%
Territory of Guam, Ser A, GO Pre-Refunded @ 100
7.000%, 11/15/39	1.1%
Authority, Utility System Project, Ser A, RB Callable 07/01/19 @ 100
6.750%, 07/01/39	1.0%
Mid-Bay Bridge Authority, Ser A, RB Pre-Refunded @ 100
7.250%, 10/01/34	1.0%
Houston, Higher Education Finance, Ser A, RB Pre-Refunded @ 100
6.875%, 05/15/41	1.0%
Illinois State, Finance Authority, Three Crowns Park Plaza Project, Ser A, RB Callable 02/15/16 @ 100
5.875%, 02/15/38	1.0%
Delaware State, Economic Development Authority, Indian River Power Project, RB Callable 10/01/20 @ 100
5.375%, 10/01/45	1.0%
Texas State, Private Activity Bond Surface Transportation Corp., NTE Mobility Project, RB Callable 12/31/19 @ 100
6.875%, 12/31/39	0.9%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2015
City National Rochdale High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale High Yield Bond Fund, Servicing Class Shares, versus the Citigroup High Yield Market Capped Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*(1)^	CHYIX	-3.71%	3.49%	6.21%	6.61%
Institutional Class(2)^^†	CNIHX	-3.47%	3.70%	6.41%	6.71%
Class N(1)	CHBAX	-3.94%	3.19%	5.93%	6.31%
Citigroup High Yield Market Capped Index	n/a	-4.41%	2.91%	5.83%	6.68%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on January 14, 2000.
(2)	Commenced operations on February 2, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period from January 14, 2000, to February 2, 2012, is that of the Servicing Class Shares.

Top Ten Holdings
% OF PORTFOLIO
Central Garden and Pet
8.250%, 03/01/18	2.3%
Epicor Software
9.250%, 05/21/23	1.8%
MDC Partners
6.750%, 04/01/20	1.7%
Vector Group
7.750%, 02/15/21	1.7%
Opal Acquisition
8.875%, 12/15/21	1.6%
McGraw-Hill Global Education Holdings
9.750%, 04/01/21	1.5%
ContourGlobal Power Holdings
7.125%, 06/01/19	1.4%
Icahn Enterprises
5.875%, 02/01/22	1.3%
Open Text
5.625%, 01/15/23	1.3%
Ironshore Holdings US
8.500%, 05/15/20	1.3%

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

fund overview (Unaudited)
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation, by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, Class N Shares, versus the Barclays Intermediate U.S. Government/Credit Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	1.34%	1.63%	2.83%	3.52%
Institutional Class(2)	CNRIX	1.87%	1.94%	3.01%	3.61%
Barclays Intermediate U.S. Government/Credit Index	n/a	2.68%	1.45%	2.42%	4.17%

*	The graph is based on only Class N Shares; the performance for Institutional Class Shares would be different due to differences in fee structures.
(1)

The predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 31, 1999, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)

Commenced operations on December 20, 2013. The performance results for Institutional Class Shares of the Fund for the period of December 31, 1999, to March 28, 2013, reflect the performance of the Predecessor Fund’s shares. The performance results for the Institutional Class Shares of the Fund for the period March 29, 2013, to December 19, 2013, reflect the performance of the Class N Shares.

^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Top Ten Holdings
% OF PORTFOLIO
Apple
0.561%, 02/07/20	2.7%
Svenska Handelsbanken, MTN
5.125%, 03/30/20	2.4%
FNMA
1.625%, 11/27/18	2.3%
Rio Tinto Finance USA
3.750%, 06/15/25	2.1%
Carmax Auto Owner Trust, Ser 2014-2, Cl A3
0.980%, 01/15/19	2.0%
Stone Ridge Reinsurance Risk Premium Interval Fund	1.9%
Morgan Stanley
3.750%, 02/25/23	1.9%
State Street
2.550%, 08/18/20	1.9%
Oracle
2.500%, 05/15/22	1.8%
FNMA
5.000%, 03/15/16	1.8%

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

fund overview (Unaudited)
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, Class N Shares, versus the Credit Suisse Leveraged Loan Index, the Barclays U.S. Aggregate Bond Index and the Barclays U.S. Corporate High Yield Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Class N(1)	RIMOX	-0.88%	3.64%	4.82%	6.48%
Credit Suisse Leveraged Loan Index	n/a	1.22%	3.77%	4.84%	7.12%
Barclays U.S. Aggregate Bond Index	n/a	2.94%	1.71%	3.10%	4.37%
Barclays U.S. Corporate High Yield Bond Index	n/a	-3.43%	3.51%	6.15%	10.03%

(1)

The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period July 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

Top Ten Holdings*
% OF PORTFOLIO
Stone Ridge Reinsurance Risk Premium Interval Fund	1.0%
AXA Equitable Life #0474,
Acquired 11/04/2013	0.7%
Digicel Group
8.2500%, 09/30/20	0.6%
Dubai World
4.250%, 09/30/22	0.6%
Dubai Holding Commercial Operations, MTN
6.000%, 02/01/17	0.4%
Republic of Angola
6.600%, 12/06/20	0.4%
Fortescue Metals Group (FMG), Cov-Lite Term Loan
3.750%, 06/30/19	0.4%
Hilton Worldwide Finance, LLC., Term Loan B-1
3.500%, 10/26/20	0.4%
IHeart Communications, Term Loan D Extended
6.944%, 01/30/19	0.4%
Dubai World
2.000%, 09/30/18	0.4%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

fund overview (Unaudited)
September 30, 2015
City National Rochdale Multi-Asset Fund

The Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments by investing all or a principal portion of its assets in other mutual funds or exchange-traded funds.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Multi-Asset Fund, Servicing Class Shares, versus the BofA Merrill Lynch 3-Month U.S. Treasury Index and a 40/60 hybrid of the following two indexes: the MSCI World Index and Barclays Intermediate U.S. Government/Credit Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNIIX	-3.59%	1.55%	1.86%	1.16%
Class N(1)	CNIAX	-3.84%	1.29%	1.62%	0.91%
BofA Merrill Lynch U.S. 3-Month U.S. Treasury Index	n/a	0.02%	0.06%	0.08%	0.47%
40/60 hybrid of the following two indexes:	n/a	-0.34%	4.37%	4.94%	3.49%
MSCI World Index (net)	n/a	-5.09%	8.58%	8.29%	1.63%
Barclays Intermediate U.S. Government/Credit Bond Index	n/a	2.68%	1.45%	2.42%	4.09%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on October 1, 2007.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

Top Ten Holdings*
% OF PORTFOLIO
iShares 7-10 Year Treasury Bond ETF	16.7%
Vanguard Short-Term Bond Index Fund	8.2%
iShares Russell 3000 Index Fund	5.5%
iShares S&P MidCap 400 Index Fund	4.6%
Ashmore Emerging Markets Corporate Debt Fund	4.5%
SPDR S&P Dividend	4.5%
iShares MSCI World ETF	3.9%
DoubleLine Total Return Bond Fund	3.6%
Voya Global Real Estate Fund	3.5%
Oppenheimer Senior Floating Rate Fund	3.4%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

investment adviser’s report (Unaudited)
September 30, 2015
Equity Funds

Dividend & Income Fund - RIMHX

The Fund posted a return of -1.63% for Q3, underperforming the blended benchmark’s (Dow Jones U.S. Selected Dividend Index: 60%; BofA Merrill Lynch Core Fixed Rate Preferred Securities Index: 25%; MSCI U.S. REIT Index: 15%) return of -0.45% by 118 basis points. Calendar year to date, as of September 30, 2015, the Fund delivered a return of -4.08%, lagging the blended benchmark’s -2.97% return by 111 basis points. For the fiscal year ended September 30, 2015, the Class N shares of the Fund generated a 0.53% return, underperforming the benchmark’s return of 4.78% by 425 basis points.

During the most recent quarter, the Fund’s exposure to Consumer Staples stocks helped insulate performance against the periods of elevated market volatility. Companies in the portfolio continued to perform well operationally and provided solid guidance, offering confidence in forward looking dividend growth potential. The Fund’s exposure to the pipeline Master Limited Partnership (MLP) segment was a headwind during Q3 and year-to-date 2015, as many of these securities declined heavily following weak energy markets. In addition, the positive performance of preferred stocks, up 4.38% in the year-to-date period and up 2.32% in the quarter, had a strong positive impact on the blended benchmark and hurt the Fund’s relative performance.

U.S. Core Equity Fund – CNRUX

The Institutional Class Shares of the Fund posted a return of -6.12% for Q3, outpacing the S&P 500 Index’s return of -6.44% by 32 basis points. Calendar year to date, as of September 30, 2015, the Fund delivered a return of -1.69%, 360 basis points ahead of the S&P 500 Index’s return of -5.29%. For the fiscal year ended September 30, 2015, the Institutional Class Shares of the Fund has returned 1.79%, versus -0.61% for the S&P 500 Index.

In terms of performance attribution, the Fund has generally remained positioned with domestic, defensive stocks with highly visible earnings and growth and mid cap tilts. Returns outpaced the benchmark in three of the last four quarters. Information Technology (+173 bps), Health Care (+80 bps) and Consumer Staples (+62 bps) were the top contributing sectors for the year. During the most recent quarter, performance was pressured by Financial stocks which tend to be more reliant on rising rate environment and overweight in Industrial stocks due to cyclical exposure with global growth concerns from China. As of the end of Q3, the Fund was overweight Consumer Discretionary, Industrials, and Utilities sectors, and underweight Materials, Financials, and Consumer Staples.

Socially Responsible Equity Fund – AHSRX

The Institutional Class Shares of the Fund posted a return of -10.02% for Q3, trailing the MSCI KLD 400 Social Index’s return of -6.31%. Calendar year to date, as of September 30, 2015, the Fund delivered a return of -10.2%, lagging the benchmark’s -6.00% return by 420 basis points. For the fiscal year ended September 30, 2015, the Institutional Class Shares of the Fund returned -7.70% versus -1.40% for the MSCI KLD 400 Social Index (net).

Much of the Fund’s underperformance is due to a significant overweight to the Energy sector, which has declined almost 33% within the benchmark over the last 12 months. The strategy generally maintains more of a value orientation than the benchmark, which can cause increased style variability when measuring relative performance. A significant underweight to Consumer Discretionary stocks has also been a material headwind, as this has been the benchmark’s best performing sector over the course of the last year.

EMERGING MARKETS FUND – RIMIX

The Fund posted negative returns of -13.90% for Q3 though, outperforming the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index returns of 17.90% and -17.01%, respectively. During the current calendar year through September 30, the fund returned -9.93%, compared with -15.47% and -12.81% for the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index, respectively. For the fiscal year ended September 30, 2015, the Fund outperformed its benchmarks, with a total return of -8.74%, compared to a -19.28% return for the MSCI Emerging Markets Index (net) and -13.05% for the MSCI Emerging Markets Asia Index (net).

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

investment adviser’s report (Unaudited)
September 30, 2015
Equity Funds (continued)

Emerging markets experienced increased volatility in the past year over Fed rate hike concerns and with the uncertainties over economic slowdown in China. The Fund’s disciplined investment strategy based on bottom up stock picking and its bias on domestic consumption themes remained intact. The relative resilience in the region’s consumption growth and the Fund’s quality of stock selection are underscored by the attractive downside capture ratios of 53.48% and 74.83% compared against the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index, respectively.

Following the significant rally in China equities at the start of the second quarter of this calendar year, the Fund’s cash holdings were raised and the cash was subsequently deployed through the Q3 2015 market correction period. Thus, with the active management of cash balances, cash was the primary performance attribution factor in Q3 2015. The Fund’s relative underweight positions in Financials and Information technology helped, while sharp stock-specific corrections in a few of the Fund’s larger consumer space holdings detracted from performance during the quarter. The Fund’s exposure in all the countries, except Indonesia, contributed positively; while not being in South Korea hurt performance. The manager’s long term outlook and investment thesis remain unaltered.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Dividend and Income Fund’s, U.S. Core Equity Fund’s, Socially Responsible Equity Fund’s, and Emerging Markets Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2016 but there can be no assurance that City National Rochdale, LLC will continue to waive fees. After January 31, 2016, City National Rochdale, LLC intends to discontinue the voluntary fee waivers for the Dividend & Income Fund, U.S. Core Equity Fund and Emerging Markets Fund.

The Socially Responsible Equity Fund’s investment performance reflects contractual fee waivers in effect. Absent these waivers, total return and yield would be lower. Waivers are in effect until January 31, 2016.

Mutual fund investing involves risk including lose of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

fund overview (Unaudited)
September 30, 2015
City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation, by investing primarily in income-generating securities, principally comprised of dividend-paying equity securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, versus the S&P 500 Index and the 60/25/15 Hybrid of the following 3 Indexes: Dow Jones U.S. Select Dividend Index, BofA ML Core Fixed Rate Preferred Securities Index and MSCI U.S. REIT Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMHX	0.53%	8.26%	9.97%	6.93%
S&P 500 Index	n/a	-0.61%	12.40%	13.34%	6.80%
60/25/15 Hybrid of the following 3 Indexes:	n/a	4.78%	10.18%	11.61%	5.91%
Dow Jones U.S. Select Dividend Index	n/a	2.24%	12.10%	13.45%	6.00%
BofA ML Core Fixed Rate Preferred Securities Index	n/a	7.60%	5.51%	6.48%	3.18%
MSCI U.S. REIT Index	n/a	9.47%	9.45%	11.95%	6.80%

(1)

The predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 31, 1999, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

Top Ten Holdings
% OF PORTFOLIO
Duke Energy	2.3%
Dr Pepper Snapple Group	2.2%
Philip Morris International	2.2%
Eli Lilly	2.2%
Lockheed Martin	2.1%
PowerShares Preferred Portfolio	2.1%
B&G Foods	2.0%
General Mills	2.0%
Clorox	2.0%
Lamar Advertising	1.9%

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

fund overview (Unaudited)
September 30, 2015
City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in common stock of large and middle capitalization corporations domiciled in the United States.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Servicing Class*(1)^	CNRVX	1.48%	14.62%
Institutional Class(1)^^	CNRUX	1.79%	15.19%
Class N(1)	CNRWX	1.31%	14.34%
S&P 500 Index	n/a	-0.61%	13.93%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 3, 2012.
^	The Fund’s Servicing Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Top Ten Holdings
% OF PORTFOLIO
Apple	3.6%
CVS Health	3.1%
Visa	3.0%
Gilead Sciences	2.9%
Comcast	2.9%
Charles Schwab	2.9%
MasterCard	2.8%
PG&E	2.6%
Google, Cl A	2.5%
Home Depot	2.5%

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

fund overview (Unaudited)
September 30, 2015
City National Rochdale Socially Responsible Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of U.S. issuers that meet certain socially responsible criteria.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Socially Responsible Equity Fund, Institutional Class Shares, versus the MSCI KLD 400 Social Index and the Russell 1000 Value Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Institutional Class*(1)^	AHSRX	-7.70%	8.59%	8.46%	3.93%
Class N(2)	AHRAX	-7.86%	8.34%	8.21%	3.67%
MSCI KLD 400 Social Index (net)	n/a	-1.40%	13.21%	12.91%	6.81%
Russell 1000 Value Index	n/a	-4.42%	11.59%	12.29%	5.71%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)

Class I Shares of the predecessor to the Institutional Class shares of the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of January 3, 2005, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class I Shares.

(2)

Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on August 12, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of January 3, 2005, to August 12, 2005, reflect the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

^

The Fund’s Institutional Class shares are available only to investors that meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Top Ten Holdings*
% OF PORTFOLIO
Verizon Communications	3.3%
American International Group	3.1%
Symetra Financial	2.9%
Bank of America	2.9%
MetLife	2.8%
Eaton	2.7%
HCC Insurance Holdings	2.7%
Cisco Systems	2.6%
TE Connectivity	2.5%
IBM	2.5%

*	Excludes Cash Equivalent

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

fund overview (Unaudited)
September 30, 2015
City National Rochdale Emerging Markets Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies that are operating principally in emerging market countries.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Emerging Markets Fund, Class N shares, versus the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Class N(1)	RIMIX	-8.74%	5.87%	9.78%
MSCI Emerging Markets Index (net)	n/a	-19.28%	-5.27%	-0.92%
MSCI Emerging Markets Asia Index (net)	n/a	-13.05%	-0.40%	3.35%

(1)

Shares of the predecessor to the City National Rochdale Emerging Markets Fund (the “Predecessor Fund”) commenced operations on December 14, 2011. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 14, 2011, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

Top Ten Holdings*
% OF PORTFOLIO
Tencent Holdings	4.0%
Sunny Optical Technology Group	2.7%
NagaCorp	2.4%
ANTA Sports Products	2.3%
Great Wall Motor	2.3%
AAC Technologies Holdings	2.2%
HDFC Bank	2.1%
Cognizant Technology Solutions	2.0%
Ping An Insurance Group of China	1.9%
ZTE	1.9%

*	Excludes Cash Equivalent

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

schedule of investments
September 30, 2015
City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [71.3%]
FAMC DN
0.090%, 10/02/15(A)	$49,000	$49,000
0.200%, 12/01/15(A)	38,016	38,003
0.200%, 12/10/15(A)	16,000	15,994
0.195%, 12/15/15(A)	60,000	59,975
0.170%, 01/06/16(A)	50,000	49,977
FFCB
0.165%, 10/06/15(B)	80,000	80,014
0.153%, 10/11/15(B)	58,000	57,997
0.157%, 10/15/15(B)	50,000	49,996
0.145%, 10/16/15(B)	50,000	49,997
0.278%, 10/19/15(B)	50,000	50,031
FHLB
0.169%, 10/02/15(B)	50,000	50,000
0.151%, 10/13/15(B)	50,000	50,000
0.172%, 10/15/15(B)	20,000	20,000
0.170%, 10/16/15	50,000	50,000
0.158%, 10/18/15(B)	50,000	50,000
0.174%, 10/25/15(B)	65,000	65,002
0.190%, 11/17/15	50,000	49,998
0.154%, 12/02/15(A)	143,700	143,662
0.165%, 01/13/16(A)	100,000	99,952
0.270%, 02/05/16	37,700	37,693
FHLB DN
0.122%, 10/07/15(A)	136,988	136,985
0.156%, 10/09/15	40,000	39,999
0.095%, 10/14/15(A)	21,600	21,599
0.125%, 10/16/15(A)	50,000	49,997
0.080%, 10/21/15(A)	118,645	118,639
0.012%, 10/28/15(A)	20,200	20,198
0.020%, 11/02/15(A)	14,000	13,999
0.170%, 11/03/15(A)	100,000	99,984
0.153%, 11/04/15(A)	158,322	158,299
0.166%, 11/06/15(A)	75,000	74,988
0.138%, 11/13/15(A)	163,500	163,473
0.180%, 11/16/15(A)	54,600	54,587
0.133%, 11/18/15(A)	161,000	160,972
0.100%, 11/20/15(A)	100,000	99,986
0.185%, 11/25/15(A)	80,000	79,977
0.192%, 11/27/15	50,000	49,985
0.172%, 12/04/15	23,493	23,486
0.100%, 12/08/15(A)	9,300	9,298
0.215%, 12/11/15(A)	55,600	55,577
0.175%, 12/18/15	62,000	61,977
0.280%, 02/12/16(A)	40,000	39,958
0.300%, 02/17/16(A)	30,000	29,965
FHLMC
0.165%, 10/16/15(B)	50,000	50,000
FNMA
4.375%, 10/15/15	14,000	14,023
0.375%, 12/21/15	24,115	24,127
0.500%, 03/30/16	35,203	35,228

Total U.S. Government Agency Obligations
(Cost $2,804,597)		2,804,597

Municipal Bonds [6.6%]
California [1.7%]
ABAG Finance Authority for Nonprofit, Miramar Apartments Project, Ser A, RB, FNMA, AMT
0.020%, 10/01/15(B) (D)	14,800	14,800
Anaheim, Housing Authority, Sea Wind Apartments Project, Ser C, RB, FNMA, AMT
0.030%, 10/01/15(B) (D)	6,300	6,300
California Statewide, Communities Development Authority, Fairway Family Apartments Project, Ser PP, RB, FNMA, AMT
0.020%, 10/01/15(B) (D)	8,000	8,000
Los Angeles, Community Redevelopment Agency, Hollywood and Vine Apartments Project, Ser A, RB, FNMA, AMT
0.020%, 10/01/15(B) (D)	28,450	28,450
Sacramento County, Housing Authority, Ashford Heights Apartments Project, Ser H, RB, FNMA, AMT
0.030%, 10/01/15(B) (D)	9,000	9,000

Total California		66,550

Florida [0.1%]
Duval County, Housing Finance Authority, Camri Green Apartments Project, RB, FNMA, AMT
0.040%, 10/01/15(B) (D)	6,400	6,400

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

schedule of investments
September 30, 2015
City National Rochdale Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
New York [3.7%]
New York State, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC
0.010%, 10/01/15(B) (D)	$13,500	$13,500
New York State, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC, AMT
0.010%, 10/01/15(B) (D)	9,350	9,350
New York State, Housing Finance Agency, 345 East 94th Street Project, Ser A, RB, FHLMC, AMT
0.020%, 10/07/15(B) (D)	13,300	13,300
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.020%, 10/07/15(B) (D)	18,100	18,100
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.020%, 10/07/15(B) (D)	23,800	23,800
New York State, Housing Finance Agency, 750 6th Avenue Project, Ser A, RB, FNMA, AMT
0.020%, 10/07/15(B) (D)	7,500	7,500
New York State, Housing Finance Agency, East 84th Street Project, Ser A, RB, FNMA, AMT
0.020%, 10/07/15(B) (D)	15,000	15,000
New York State, Housing Finance Agency, Victory Housing Project, Ser 2004-A, RB, FHLMC, AMT
0.020%, 10/07/15(B) (D)	25,500	25,500
New York State, Housing Finance Agency, West 38th Street Project, Ser A, RB, FNMA, AMT
0.020%, 10/07/15(B) (D)	20,000	20,000

Total New York		146,050

Texas [0.7%]
Houston, Housing Finance, Regency Park Apartments Project, RB, FNMA, AMT
0.040%, 10/07/15(B) (D)	13,395	13,395
Texas State, Department of Housing & Community Affairs, Idlewilde Apartments Project, RB, FNMA, AMT
0.040%, 10/01/15(B) (D)	13,390	13,390

Total Texas		26,785

Washington [0.4%]
Washington State, Housing Finance Commission, Vintage Spokane Project, Ser A, RB, FNMA, AMT
0.030%, 10/01/15(B) (D)	16,295	16,295

Total Municipal Bonds
(Cost $262,080)		262,080

U.S. Treasury Obligations [4.1%]
U.S. Treasury Notes
0.084%, 10/06/15(B)	130,000	130,004
0.060%, 10/06/15(B)	30,000	29,999

Total U.S. Treasury Obligations
(Cost $160,003)		160,003

Repurchase Agreements [9.9%]
Barclays (C)
0.100%, dated 09/30/15, repurchased on 10/01/15, repurchase price $47,000,131 (collateralized by various U.S. Government obligations, par values ranging from $8 to $37,200,000, 0.625% - 9.000%, 10/01/15 to 02/15/25; with a total market value $47,813,143)	47,000	47,000
Wells Fargo (C)
0.140%, dated 09/30/15, repurchased on 10/01/15, repurchase price $343,001,334 (collateralized by various U.S. Government obligations, par values ranging from $1,000 to $163,000,000, 3.500% - 6.000%, 09/20/29 to 09/20/45; with a total market value $348,903,291)	343,000	343,000

Total Repurchase Agreements
(Cost $390,000)		390,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

schedule of investments
September 30, 2015
City National Rochdale Government Money Market Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [8.1%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.050%**	318,950,180	$318,950

Total Short-Term Investment
(Cost $318,950)		318,950

Total Investments [100.0%]
(Cost $3,935,630)		$3,935,630

Percentages are based on Net Assets of $3,935,556 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2015.
(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(C)	Tri-Party Repurchase Agreement.
(D)	Put and Demand Feature — The date reported is the next reset or put date.

ABAG — Association of Bay Area Governments

AMT — Alternative Minimum Tax (subject to)

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$2,804,597	$—	$2,804,597
Municipal Bonds	—	262,080	—	262,080
U.S. Treasury Obligations	—	160,003	—	160,003
Repurchase Agreements	—	390,000	—	390,000
Short-Term Investment	318,950	—	—	318,950
Total Investments in Securities	$318,950	$3,616,680	$—	$3,935,630

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

schedule of investments
September 30, 2015
City National Rochdale Prime Money Market Fund

Description	Face Amount (000)	Value (000)
Commercial Paper [64.1%]
Banks [25.4%]
ANZ New Zealand International (A) (B)
0.390%, 01/05/16	$30,000	$29,969
Bank of Nova Scotia (A) (B)
0.230%, 10/26/15	30,000	29,995
Bank of Tokyo-Mitsubishi UFJ NY (B)
0.190%, 10/23/15	30,000	29,997
Barclays Bank (B)
0.330%, 11/27/15	30,000	29,984
BNP Paribas Fortis (B)
0.270%, 11/06/15	20,000	19,995
Macquarie Bank (A) (B)
0.390%, 10/16/15	30,000	29,995
National Australia Bank (A) (B)
0.260%, 10/13/15	10,000	9,999
0.150%, 10/26/15	20,000	19,998
Standard Chartered Bank (A) (B)
0.300%, 12/01/15	30,000	29,985
Sumitomo Mitsui Banking (A) (B)
0.300%, 11/12/15	30,000	29,989

Total Banks		259,906

Consumer Staples [2.9%]
Wal-Mart Stores (A) (B)
0.120%, 10/23/15	30,000	29,998

Financial Services [22.2%]
Allianz Finance (A) (B)
0.300%, 11/02/15	20,200	20,194
ASB Finance (A) (B)
0.280%, 10/01/15	20,000	20,000
AXA Financial (A) (B)
0.220%, 10/08/15	30,000	29,999
Caisse Centrale Desjardins (A) (B)
0.220%, 11/23/15	30,000	29,990
Collateralized Commercial Paper (B)
0.450%, 02/01/16	15,000	14,977
0.520%, 03/07/16	15,000	14,966
General Electric Capital (B)
0.380%, 11/10/15	10,000	9,996
John Deere Financial Canada ULC (A) (B)
0.190%, 10/13/15	27,250	27,248
National Securities Clearing (A) (B)
0.100%, 10/05/15	30,000	30,000
Toyota Motor Credit (B)
0.170%, 10/15/15	30,000	29,998

Total Financial Services		227,368

Foreign Agency Obligation [2.9%]
Korea Development Bank NY (B)
0.270%, 12/03/15	30,000	29,986

Medical - HMO [2.9%]
UnitedHealth Group (A) (B)
0.220%, 10/01/15	30,000	30,000

Pharmaceuticals [5.9%]
Abbott Laboratories (A) (B)
0.150%, 10/20/15	30,000	29,998
AstraZeneca (A) (B)
0.190%, 10/19/15	30,000	29,997

Total Pharmaceuticals		59,995

University [1.9%]
University of California
0.110%, 10/08/15(B)	19,000	18,999

Total Commercial Paper
(Cost $656,252)		656,252

Certificates of Deposit [11.2%]
Banco Del Estado De Chile
0.490%, 03/02/16	30,000	30,000
Bank of America
0.330%, 12/01/15	30,000	30,000
Mizuho Bank
0.270%, 10/05/15	30,000	30,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2015
City National Rochdale Prime Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
National Bank of Canada NY
0.416%, 10/13/15	$5,000	$4,999
Norinchukin Bank
0.260%, 10/05/15	20,000	20,000

Total Certificates of Deposit
(Cost $114,999)		114,999

U.S. Treasury Obligation [1.9%]
U.S. Treasury Note
0.500%, 06/30/16	20,000	20,025

Total U.S. Treasury Obligation
(Cost $20,025)		20,025

Municipal Bond [1.5%]
California [1.5%]
Southern California, Metropolitan Water District, Ser B-3, RB
0.010%, 10/01/15(C)	15,000	15,000

Total Municipal Bond
(Cost $15,000)		15,000

U.S. Government Agency Obligation [1.5%]
FFCB
0.155%, 10/06/15(C)	15,000	15,002

Total U.S. Government Agency Obligation
(Cost $15,002)		15,002

Corporate Bond [0.5%]
Financial Services [0.5%]
General Electric Capital, MTN
0.512%, 11/11/15	5,000	5,004

Total Corporate Bond
(Cost $5,004)		5,004

Description	Face Amount (000)/Shares	Value (000)
Repurchase Agreements [18.1%]
Barclays (D)
0.100%, dated 09/30/15, repurchased on 10/01/15, repurchase price $3,000,008 (collateralized by various U.S. Government Agency obligations, par values ranging from $39,300 to $2,412,800, 0.000% - 1.000%, 12/10/15 to 06/30/19; with a total market value of $3,059,968)	$3,000	$3,000
Goldman Sachs (D)
0.110%, dated 09/30/15, repurchased on 10/01/15, repurchase price $125,000,382 (collateralized by various U.S. Government Agency obligations, par values ranging from $5,000 to $74,800,000, 0.178% - 1.840%, 10/09/15 to 04/08/20; with a total market value of $127,111,534)	125,000	125,000
Wells Fargo (D)
0.140%, dated 09/30/15, repurchased on 10/01/15, repurchase price $57,000,222 (collateralized by various U.S. Government Agency obligations, par values ranging from $7,760,858 to $47,000,000, 3.500% - 4.000%, 07/01/45 to 10/01/45; with a total market value of $57,999,930)	57,000	57,000

Total Repurchase Agreements
(Cost $185,000)		185,000

Short-Term Investment [1.2%]
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**	12,826,661	12,827

Total Short-Term Investment
(Cost $12,827)		12,827

Total Investments [100.0%]
(Cost $1,024,109)		$1,024,109

Percentages are based on Net Assets of $1,023,952 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2015
City National Rochdale Prime Money Market Fund (concluded)

**	The rate reported is the 7-day effective yield as of September 30, 2015.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $457,354 (000), representing 44.7% of the net assets of the Fund.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(D)	Tri-Party Repurchase Agreement.

Cl — Class

FFCB — Federal Farm Credit Bank

MTN — Medium Term Note

NY — New York

RB — Revenue Bond

Ser — Series

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$656,252	$—	$656,252
Certificates of Deposit	—	114,999	—	114,999
U.S. Treasury Obligation	—	20,025	—	20,025
Municipal Bond	—	15,000	—	15,000
U.S. Government Agency Obligation	—	15,002	—	15,002
Corporate Bond	—	5,004	—	5,004
Repurchase Agreements	—	185,000	—	185,000
Short-Term Investment	12,827	—	—	12,827
Total Investments in Securities	$12,827	$1,011,282	$—	$1,024,109

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [85.4%]
Arizona [0.9%]
Maricopa County, Industrial Development Authority, Ser A, RB, FNMA, AMT
0.040%, 10/01/15(A) (B)	$7,715	$7,715

California [78.5%]
Abag, Finance Authority for Nonprofit, Ser C, RB
0.010%, 10/07/15(A) (B) (C)	1,300	1,300
Alameda County Joint Powers Authority, Ser 2927Z, RB, AGM
0.010%, 10/01/15(B) (D)	3,490	3,490
Bay Area Toll Authority, RB
0.010%, 10/01/15(A) (B) (C)	4,975	4,975
Bay Area Toll Authority, Ser A-2, RB
0.010%, 10/01/15(A) (B) (C)	6,000	6,000
Bay Area Toll Authority, Ser C-1, RB
0.010%, 10/01/15(A) (B) (C)	6,700	6,700
Bay Area Toll Authority, Ser C-2, RB
0.010%, 10/01/15(A) (B) (C)	9,000	9,000
Bay Area Toll Authority, Ser E-1, RB
0.060%, 10/01/15(A) (B)	1,900	1,900
Bay Area Toll Authority, Ser F, RB
Pre-Refunded @ 100
5.000%, 04/01/16(E)	890	911
Bay Area Toll Authority, Ser F, RB
Pre-Refunded @ 100
5.000%, 04/01/16(E)	605	619
Bay Area Toll Authority, Ser F, RB
Pre-Refunded @ 100
5.000%, 04/01/16(E)	550	563
Bay Area Toll Authority, Ser F, RB
Pre-Refunded @ 100
5.000%, 04/01/22(E)	115	118
Big Bear Lake California, Southwest Gas Corporation Project, Ser A, RB, AMT
0.020%, 10/07/15(A) (B) (C)	16,000	16,000
California State, Economic Recovery Project, Ser A, GO
Pre-Refunded @ 100
5.000%, 07/01/22(E)	1,655	1,714
California State, Educational Facilities Authority, Stanford University Project, Ser L-4, RB
0.010%, 10/07/15(B)	1,075	1,075
California State, Educational Facilities Authority, Stanford University Project, Ser L-5, RB
0.010%, 10/07/15(A) (B)	100	100
California State, Educational Facilities Authority, Stanford University Project, Ser L-6, RB
0.010%, 10/07/15(A) (B)	400	400
California State, Educational Facilities Authority, Stanford University Project, Ser L-7, RB
0.010%, 10/07/15(A) (B)	1,200	1,200
California State, GO
4.000%, 02/01/16	10,500	10,637
California State, Health Facilities Financing Authority, Adventis Health System Project, Ser A, RB
0.010%, 10/01/15(A) (B) (C)	8,600	8,600
California State, Health Facilities Financing Authority, Adventis Health System Project, Ser B, RB
0.010%, 10/01/15(A) (B) (C)	2,680	2,680

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, Catholic Health Care Project, Ser H, RB
0.010%, 10/07/15(A) (B) (C)	$3,500	$3,500
California State, Health Facilities Financing Authority, Catholic Healthcare Project, Ser C, RB, NATL
0.130%, 10/07/15(A) (B) (C)	2,100	2,100
California State, Health Facilities Financing Authority, Catholic Healthcare Project, Ser H, RB
0.010%, 10/07/15(A) (B) (C)	800	800
California State, Health Facilities Financing Authority, Catholic Healthcare Project, Ser K, RB
0.010%, 10/07/15(A) (B) (C)	5,000	5,000
California State, Health Facilities Financing Authority, Health Facility Catholic Project, Ser I, RB
0.010%, 10/07/15(A) (B) (C)	100	100
California State, Health Facilities Financing Authority, Kaiser Permanente Project, Ser C, RB
0.010%, 10/07/15(A) (B)	7,700	7,700
California State, Health Facilities Financing Authority, Ser B, RB
0.010%, 10/01/15(A) (B) (C)	600	600
California State, Health Facilities Financing Authority, Ser B, RB
0.010%, 10/07/15(A) (B) (C)	1,960	1,960
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser B, RB
0.010%, 10/01/15(A) (B) (C)	3,700	3,700
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser C, RB
0.010%, 10/01/15(B) (C)	100	100
California State, Health Facilities Financing Authority, Stanford Hospital Project, Ser B-1, RB
0.010%, 10/07/15(A) (B)	10,000	10,000
California State, Infrastructure & Economic Development Bank, RB
0.060%, 10/01/15(A) (B) (C)	6,245	6,245
California State, Infrastructure & Economic Development Bank, Museum of Nautral History Foundation Project, Ser A, RB
0.010%, 10/01/15(A) (B) (C)	630	630
California State, Infrastructure & Economic Development Bank, Ser A-1, RB
4.000%, 10/01/15	1,400	1,400
California State, Kindergarten Project, GO
0.010%, 10/01/15(A) (B) (C)	7,900	7,900
California State, Kindergarten Project, Ser A-1, GO
0.010%, 10/01/15(A) (B) (C)	3,100	3,100
California State, Kindergarten Project, Ser A-2, GO
0.010%, 10/01/15(A) (B) (C)	10,545	10,545
California State, Kindergarten Project, Ser A-3, GO
0.010%, 10/01/15(A) (B) (C)	1,000	1,000
California State, Kindergarten Project, Ser A5, GO
0.010%, 10/01/15(A) (B) (C)	4,000	4,000
California State, Kindergarten Project, Ser B-1, GO
0.010%, 10/01/15(A) (B) (C)	4,100	4,100
California State, Kindergarten Project, Ser B-2, GO
0.010%, 10/01/15(A) (B) (C)	1,835	1,835
California State, Kindergarten Project, Ser B-3, GO
0.010%, 10/01/15(A) (B) (C)	1,055	1,055
California State, Kindergarten Project, Ser B-4, GO
0.010%, 10/01/15(A) (B) (C)	700	700
California State, Kindergarten Project, Ser B-5, GO
0.010%, 10/01/15(A) (B) (C)	500	500
California State, Kindergarten Project, Ser B-6, GO
0.010%, 10/01/15(A) (B) (C)	500	500
California State, Municipal Finance Authority, Cheveron USA Recovery Zone Project, Ser B-5, RB
0.010%, 10/07/15(A) (B) (C)	21,000	21,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Municipal Finance Authority, Chevron USA Recovery Zone Project, RB
0.010%, 10/01/15(A) (B)	$400	$400
California State, Municipal Finance Authority, Chevron USA Recovery Zone Project, Ser B, RB
0.010%, 10/01/15(A) (B)	950	950
California State, Public Works Board, Ser F, RB, ETM
4.000%, 10/01/15	100	100
California State, Public Works Board, Ser J, RB
Pre-Refunded @ 100
5.000%, 01/01/17(E)	100	101
California State, Public Works Board, University of California Projects, Ser L, RB, NATL
Pre-Refunded @ 100
5.250%, 11/01/15(E)	1,000	1,004
California State, Ser 2813, GO
0.080%, 10/01/15(A) (B) (D)	8,000	8,000
California State, Ser A-2, GO
0.010%, 10/01/15(A) (B) (C)	400	400
California State, Ser B-1, GO
0.010%, 10/07/15(A) (B) (C)	21,000	21,000
California State, Ser B-4, GO
0.010%, 10/07/15(A) (B) (C)	1,500	1,500
California State, Ser C-1, GO
0.010%, 10/01/15(A) (B) (C)	250	250
California State, University, Ser C, RB, NATL
Pre-Refunded @ 100
5.000%, 11/01/15(E)	155	156
California State, University, Ser C, RB, NATL
Pre-Refunded @ 100
5.000%, 11/01/15(E)	660	663
California State, University, Ser C, RB, NATL
Pre-Refunded @ 100
5.000%, 11/01/15(E)	265	266
California State, University, Ser C, RB, NATL
Pre-Refunded @ 100
5.000%, 11/01/15(E)	250	251
California Statewide, Communities Development Authority, John Muir Health Project, Ser A, RB
0.010%, 10/01/15(A) (B) (C)	2,075	2,075
California Statewide, Communities Development Authority, John Muir Health Project, Ser C, RB
0.010%, 10/01/15(A) (B) (C)	600	600
California Statewide, Communities Development Authority, Kaiser Permanente Project, Ser B, RB
0.010%, 10/07/15(A) (B)	7,100	7,100
California Statewide, Communities Development Authority, Kaiser Permanente Project, Ser D, RB
0.010%, 10/07/15(A) (B)	18,000	18,000
California Statewide, Communities Development Authority, RB, AMT
0.080%, 10/07/15(A) (B) (C)	150	150
California Statewide, Communities Development Authority, Ser A, RB
0.010%, 10/07/15(B) (C)	100	100
California Statewide, Communities Development Authority, Ser A, RB, AMT
0.080%, 10/07/15(A) (B) (C)	535	535
California Statewide, Communities Development Authority, Ser S, RB, AMT
0.030%, 10/01/15(A) (B) (C)	1,500	1,500
Contra Costa, Water District, Ser B, RB, ETM
5.000%, 10/01/15	1,300	1,300
Contra County, Housing & Finance Authority, Multi-Family Housing Project, Ser B, RB
0.070%, 10/07/15	9,900	9,900
County of Santa Cruz California, GO
2.000%, 06/30/16	5,000	5,063
County of Ventura California, GO
2.000%, 07/01/16	15,000	15,193
East Bay, Municipal Utility District Water System Revenue, Ser A-2, RB
0.010%, 10/07/15(A) (B)	2,990	2,990

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
East Bay, Municipal Utility District Water System Revenue, Ser A-4, RB
0.010%, 10/07/15(A) (B)	$100	$100
East Bay, Municipal Utility District Water System Revenue, Ser B, RB
5.000%, 06/01/16	135	139
East Bay, Municipal Utility District, Ser A-3, RB
0.010%, 10/07/15(A) (B)	150	150
Eastern Municipal Water District, Ser A, RB
0.060%, 10/01/15(A) (B)	7,500	7,500
Eastern Municipal Water District, Ser C, COP
0.010%, 10/07/15(A) (B)	8,475	8,475
Elsinore Valley, Municipal Water District, Ser A, COP
0.030%, 10/07/15(A) (B) (C)	3,040	3,040
Elsinore Valley, Municipal Water District, Ser B, COP
0.030%, 10/07/15(A) (B) (C)	9,000	9,000
Hayward, Unified School District, GO
Pre-Refunded @ 100
5.000%, 08/01/33(E)	225	234
Irvine Ranch, Water District, SAB
0.010%, 10/01/15(A) (B) (C)	5,800	5,800
Irvine Ranch, Water District, Ser A, SAB
0.010%, 10/01/15(A) (B) (C)	1,635	1,635
Irvine Ranch, Water District, Ser B, SAB
0.010%, 10/01/15(A) (B) (C)	9,145	9,145
Irvine, Unified School District, SPL Tax
0.010%, 10/01/15(A) (B) (C)	500	500
Irvine, Unified School District, SPL Tax
0.010%, 10/01/15(A) (B) (C)	4,710	4,710
Irvine, Unified School District, Ser A, SPL Tax
0.010%, 10/01/15(A) (B) (C)	200	200
Irvine, Unified School District, Ser B, SPL Tax
0.010%, 10/07/15(A) (B) (C)	5,220	5,220
JPMorgan Chase Putters, Ser 3365, RB
0.030%, 10/01/15(B) (D) (G)	7,730	7,730
JPMorgan Chase Putters, Ser 3962, RB
0.030%, 10/01/15(B) (D) (G)	4,345	4,345
JPMorgan Chase Putters, Ser 3969, RB
0.030%, 10/01/15(B) (D) (G)	5,000	5,000
JPM Chase Putters, Ser 2015-ZF0159, GO
0.030%, 10/01/15(B) (D) (G)	7,500	7,500
JPM Chase Putters, Ser 2015-ZF0162, RB
0.030%, 10/01/15(B) (D) (G)	1,625	1,625
JPM Chase Putters, Ser 2015-ZF0177, RB
0.030%, 10/01/15(B) (D) (G)	1,410	1,410
JPM Chase Putters, Ser 2015-ZF0178, RB
0.030%, 10/01/15(B) (D) (G)	500	500
JPM Chase Putters, Ser 2015-ZF0179, GO
0.030%, 10/01/15(B) (D) (G)	3,050	3,050
JPM Chase Putters, Ser 2015-ZF0181, RB
0.030%, 10/01/15(B) (D) (G)	6,750	6,750
JPM Chase Putters, Ser 2015-ZF0182, RB
0.030%, 10/01/15(B) (D) (G)	3,000	3,000
JPM Chase Putters, Ser 2015-ZF0187, RB
0.030%, 10/01/15(B) (D) (G)	4,605	4,605
JPM Chase Putters, Ser 2015-ZF0188, RB
0.030%, 10/01/15(B) (D) (G)	1,385	1,385
JPM Chase Putters, Ser 2015-ZF0243, RB
0.030%, 10/01/15(B) (D) (G)	2,920	2,920
JPM Chase Putters, Ser 2015-ZF0250, GO
0.050%, 10/01/15(B) (D) (G)	5,410	5,410

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
JPM Chase Putters, Ser ZF0190, RB
0.030%, 10/01/15(B) (D) (G)	$1,835	$1,835
Kern, Community College District, GO, AGM
Pre-Refunded @ 100
5.000%, 11/01/15(E)	400	402
Livermore, Ser A, COP
0.010%, 10/01/15(A) (B) (C)	3,000	3,000
Livermore, Ser B, COP
0.010%, 10/01/15(A) (B) (C)	6,410	6,410
Los Angeles County, TRAN
5.000%, 06/30/16	10,075	10,428
Los Angeles, Department of Water & Power, Ser A-1, RB
0.010%, 10/01/15(A) (B)	12,100	12,100
Los Angeles, Department of Water & Power, Ser B-4, RB
0.010%, 10/01/15(A) (B)	6,400	6,400
Los Angeles, Housing and Finance Authority, Multi-Family Housing Project, Various Loans to Lender Program, Ser A, RB, AMT
0.030%, 10/01/15(A) (B) (C)	2,359	2,359
Los Angeles, Unified School District, Ser A, GO, NATL
Pre-Refunded @ 100
5.000%, 07/01/18(E)	435	450
Los Angeles, Unified School District, Ser F, GO, FGIC
Pre-Refunded @ 100
5.000%, 07/01/19(E)	100	103
Los Angeles, Unified School District, Ser F, GO, FGIC
Pre-Refunded @ 100
5.000%, 07/01/30(E)	2,300	2,382
Los Angeles, Unified School District, Ser S, GO, FGIC
Pre-Refunded @ 100
5.000%, 07/01/18(E)	100	103
Los Angeles, Wastewater System Revenue, Ser B, RB
4.000%, 06/01/16	160	164
Los Angeles, Water & Power Resource Authority, Ser B-6, RB
0.010%, 10/01/15(A) (B)	15,200	15,200
Los Gatos-Saratoga, Joint High School District, GO
2.000%, 12/01/15	4,740	4,754
Metropolitan Water District of Southern California, Ser A-1, RB
0.040%, 10/01/15(A) (B)	15,000	15,000
Metropolitan Water District of Southern California, Ser A-2, RB
0.070%, 10/01/15(A) (B)	7,500	7,500
Metropolitan Water District of Southern California, Ser A-3, RB
0.040%, 10/01/15(B)	11,000	11,000
Metropolitan Water District of Southern California, Ser B, RB
4.000%, 07/01/16	200	205
Metropolitan Water District of Southern California, Ser B, RB
4.000%, 07/01/16	200	205
Metropolitan Water District of Southern California, Ser B, RB
4.000%, 07/01/16	175	180
Metropolitan Water District of Southern California, Ser C, RB
4.000%, 10/01/15	125	125
Metropolitan Water District of Southern California, Ser C, RB
5.000%, 07/01/16	275	285
Metropolitan Water District of Southern California, Ser D, RB
0.010%, 10/01/15(A) (B)	6,100	6,100
Monrovia, Unified School District, Ser A, GO, AGM
Pre-Refunded @ 100
5.000%, 08/01/31(E)	500	519
Monterey Peninsula, Water Management District, COP
0.030%, 10/01/15(A) (B) (C)	5,467	5,467
Orange County, Fire Authority, GO
2.000%, 06/30/16	7,000	7,088
Orange County, Municipal Improvement Authority, SAB
0.010%, 10/07/15(A) (B) (C)	7,213	7,213
Orange County, Water District Authority, Ser A, COP
0.010%, 10/07/15(A) (B) (C)	25,050	25,050

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Pasadena, Unified School District, GO, AGM
Pre-Refunded @ 102
5.000%, 11/01/15(E)	$500	$512
Pasadena, Unified School District, GO, AGM
Pre-Refunded @ 102
5.000%, 11/01/15(E)	910	932
Pasadena, Unified School District, GO, AGM
Pre-Refunded @ 102
5.000%, 11/01/15(E)	300	307
Redondo Beach, Unified School District, Ser A, GO
Pre-Refunded @ 102
5.125%, 08/01/37(E)	150	159
Riverside County, RB, TRAN
2.000%, 06/30/16	6,000	6,076
Sacramento County, Sanitation Districts Financing Authority, RB, NATL
Pre-Refunded @ 100
4.750%, 12/01/15(E)	250	252
Sacramento County, Sanitation Districts Financing Authority, RB, NATL
Pre-Refunded @ 100
5.000%, 12/01/29(E)	650	671
Sacramento, Municipal Utility District, Sub-Ser L, RB
0.010%, 10/01/15(A) (B) (C)	2,685	2,685
San Bernardino County, Ser A, GO
2.000%, 06/30/16	7,000	7,090
San Bernardino, Community College District, Ser C, GO, AGM
Pre-Refunded @ 100
5.000%, 08/01/27(E)	125	130
San Diego County California, TRAN
2.000%, 06/30/16	1,500	1,520
San Diego County, Regional Transportation Commission, Ser A, RB
5.000%, 04/01/16	1,000	1,024
San Diego County, Regional Transportation Commission, Ser B, RB
0.010%, 10/01/15(A) (B)	280	280
San Diego County, Regional Transportation Commission, Ser C, RB
0.010%, 10/01/15(A) (B)	100	100
San Diego County, Regional Transportation Commission, Ser D, RB
0.010%, 10/01/15(A) (B)	12,540	12,540
San Francisco City & County, Airports Comm-San Francisco International Airport, Ser 36B-RMKT, RB
0.010%, 10/07/15(A) (B) (C)	600	600
San Francisco City & County, Airports Comm-San Francisco International Airport, Ser 37C-RMKT, RB
0.010%, 10/07/15(A) (B) (C)	17,000	17,000
San Francisco City & County, Public Utilities Commission Water Revenue, Ser B, RB, XLCA
5.000%, 11/01/15	500	502
San Francisco City & County, Redevelopment Agency, Ser C, RB, AMT
0.080%, 10/07/15(A) (B) (C)	800	800
San Francisco City & County, Ser B, RB
0.060%, 10/01/15(B) (C)	3,475	3,475
San Francisco, Public Utilities Commission Water Revenue, Ser A, RB, AGM
Pre-Refunded @ 100
4.750%, 05/01/16(E)	12,485	12,807
San Francisco, Public Utilities Commission Water Revenue, Ser A, RB, AGM
Pre-Refunded @ 100
4.500%, 05/01/16(E)	150	154
San Francisco, Public Utilities Commission Water Revenue, Ser A, RB, AGM
Pre-Refunded @ 100
5.000%, 11/01/19(E)	100	103
San Francisco, Public Utilities Commission Water Revenue, Ser A, RB, AGM
Pre-Refunded @ 100
5.000%, 11/01/23(E)	200	205
San Mateo, Joint Powers Financing Authority, Public Safety Project, Ser A, RB
0.030%, 10/01/15(A) (B) (C)	5,000	5,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
San Ramon Valley Unified School District, GO, NATL
Pre-Refunded @ 100
5.000%, 08/01/25(E)	$100	$104
Santa Clara Valley, Transportation Authority, Ser A, RB
0.010%, 10/01/15(A) (B)	7,600	7,600
Santa Clara Valley, Transportation Authority, Ser C, RB
0.010%, 10/01/15(A) (B)	540	540
Santa Clara Valley, Transportation Authority, Ser C, RB
0.010%, 10/01/15(A) (B)	7,300	7,300
Santa Clara Valley, Transportation Authority, Ser D, RB
0.010%, 10/01/15(A) (B)	10,000	10,000
South San Francisco Unified School District, Ser C, GO, ETM
0.400%, 06/01/16(F)	150	150
Southern California, Metropolitan Water District, Ser B-3, RB
0.010%, 10/01/15(A) (B)	1,600	1,600
Southern California, Public Power Authority, Magnolia Power Project, Ser A-1, RB
0.010%, 10/07/15(A) (B) (C)	11,045	11,045
Southern California, Public Power Authority, Ser A-2, RB
0.010%, 10/07/15(A) (B) (C)	100	100
State of California, Department of Water Resources, Ser AJ, RB
5.000%, 12/01/15	1,150	1,159
Tamalpais Unified High School District, GO, NATL
Pre-Refunded @ 100
5.000%, 08/01/29(E)	450	468
University of California, Ser AF, RB
5.000%, 05/15/16	1,000	1,029
University of California, Ser Z-1, RB
0.120%, 10/01/15(A) (B)	20,875	20,875
Ventura County, Public Financing Authority, Ser 2015-ZF2065, RB
0.060%, 10/01/15(A) (B) (D)	5,630	5,630
Ventura County, Public Financing Authority, Ser 2015-ZF2066, RB
0.060%, 10/01/15(A) (B) (D)	5,685	5,685
West Covina, Public Financing Authority, Golf Course Project, Ser B, RB
0.020%, 10/07/15(A) (B) (C)	800	800
West Covina, Public Financing Authority, Ser A, RB
0.020%, 10/07/15(A) (B) (C)	300	300
West Valley-Mission Community College District, Ser A, GO, AGM
Pre-Refunded @ 100
5.000%, 08/01/26(E)	1,265	1,315

Total California		691,328

Connecticut [0.0%]
Hartford City, GO, AMBAC
Pre-Refunded @ 100
5.000%, 07/15/18(E)	100	104

Iowa [0.2%]
Iowa State, Finance Authority, Ser C, RB, GNMA/FNMA, AMT
0.020%, 10/01/15(A) (B)	1,200	1,200

New York [0.9%]
New York City, Refunding Project, Ser I-6, GO
0.010%, 10/01/15(A) (B) (C)	785	785
New York State, Dormitory Authority, Ser D, RB
Pre-Refunded @ 100
5.000%, 03/15/19(E)	100	104
New York State, Housing Finance Agency, Ser B, RB
0.110%, 10/07/15(A) (B) (C)	7,000	7,000

Total New York		7,889

Texas [0.1%]
JPMorgan Chase Putters, Ser 4302Z, RB
0.130%, 10/01/15(B) (D)	600	600
Lower Neches Valley, Industrial Development Authority, Exxon Mobil Project, RB
0.010%, 10/01/15(A) (B)	300	300

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
North Texas, Tollway Authority, Ser F, RB Pre-Refunded @ 100
6.125%, 01/01/31(E)	$250	$254

Total Texas		1,154

Utah [1.3%]
Utah Housing, Ser A-1, RB, AMT
0.030%, 10/07/15(A) (B)	3,810	3,810
Utah Housing, Ser B, RB, AMT
0.030%, 10/07/15(A) (B)	3,380	3,380
Utah Housing, Ser G-2, RB, AMT
0.080%, 10/07/15(A) (B)	4,300	4,300

Total Utah		11,490

Virginia [0.1%]
King George County, Industrial Development Authority, Ser A, RB
0.020%, 10/01/15	500	500

Washington [2.4%]
JPMorgan Chase Putters, Ser 5002, RB
0.020%, 10/01/15(B) (D)	9,195	9,195
Washington State, Health Care Facilities Authority, Ser D-R, RB
0.010%, 10/01/15(A) (B) (C)	6,180	6,180
Washington State, Housing Finance Commission, Eagles Lending Apartments Project, Ser A, RB, FNMA, AMT
0.040%, 10/01/15(A) (B)	6,065	6,065

Total Washington		21,440

Wyoming [1.0%]
Wyoming Community Development Authority, Ser 11, RB, AMT
0.060%, 10/01/15(A) (B)	6,000	6,000
Wyoming Community Development Authority, Ser 6, RB, AMT
0.060%, 10/01/15(A) (B)	3,000	3,000

Total Wyoming		9,000

Total Municipal Bonds
(Cost $751,820)		751,820

Commercial Paper [10.4%]
California [10.4%]
California State, Educational Facilities Authority
0.200%, 03/30/16	25,000	25,000
California State, Health Facilities Financing Authority, Stanford Hospital Project, Ser B-2, RB
0.140%, 12/03/15	18,550	18,550
California State, University, Ser A, RB
0.090%, 10/05/15	16,035	16,035
San Diego County, Water Authority
0.010%, 10/05/15	15,000	15,000
San Francisco City & County, Public Utilities Commission, Ser A-6
0.030%, 10/19/15	15,000	15,000
San Francisco, Public Utilities Commission Water Revenue
0.040%, 12/09/15	2,000	2,000

Total California		91,585

Total Commercial Paper
(Cost $91,585)		91,585

Total Investments [95.8%]
(Cost $843,405)		$843,405

Percentages are based on Net Assets of $880,539 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Money Market Fund (concluded)

(A)	Put and Demand Feature — The date reported is the next reset or put date.
(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(C)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $89,665 (000), representing 10.2% of the net assets of the Fund.

(E)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(F)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(G)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2015.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax (subject to)

COP — Certificate of Participation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPL Tax — Special Tax

TRAN — Tax and Revenue Anticipation Note

XLCA — XL Capital Assurance Inc.

As of September 30, 2015, all of the Fund’s investments are Level 2 in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2015
City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [52.8%]
FFCB
0.295%, 01/26/15(A)	$5,000	$5,007
FFCB
0.290%, 01/21/16	5,250	5,252
FHLB
1.150%, 07/25/18	1,520	1,520
FHLMC, MTN
1.500%, 01/30/16(B)	5,000	5,002
1.250%, 05/12/17	2,350	2,375
1.000%, 09/29/17	4,130	4,155
FNMA
5.000%, 02/13/17	5,200	5,515
4.875%, 12/15/16	5,000	5,283
2.430%, 10/09/19(B)	5,805	5,391
1.875%, 02/19/19	445	455
1.750%, 06/20/19	4,525	4,614
1.625%, 11/27/18	5,000	5,089
1.625%, 01/21/20	5,000	5,052
1.000%, 10/16/17	6,000	6,001
0.875%, 02/08/18	5,500	5,508
0.875%, 05/21/18	4,500	4,498
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	8,000	8,930

Total U.S. Government Agency Obligations
(Cost $78,932)		79,647

U.S. Treasury Obligations [34.6%]
U.S. Treasury Bonds
2.195%, 11/15/21(B)	6,100	5,505
U.S. Treasury Notes
3.250%, 03/31/17	2,000	2,082
3.000%, 02/28/17	2,415	2,500
2.875%, 03/31/18	5,000	5,256
2.750%, 02/28/18	5,000	5,235
2.000%, 11/30/20	5,000	5,136
1.750%, 10/31/18	3,500	3,584
1.500%, 12/31/18	4,550	4,620
1.375%, 06/30/18	3,400	3,446
1.375%, 09/30/18	5,000	5,065
1.375%, 04/30/20	5,000	5,014
1.125%, 12/31/19	4,700	4,673

Total U.S. Treasury Obligations
(Cost $51,473)		52,116

Municipal Bond [5.6%]
Illinois [5.6%]
Illinois Municipal Electric Agency, Ser A, NATL
Pre-Refunded @ 100
5.125%, 02/01/17(C)	8,000	8,490

Total Municipal Bond
(Cost $8,469)		8,490

U.S. Government Mortgage-Backed Obligations [6.9%]
FHLMC REMIC, Ser 2011-3877, Cl ND,
3.000%, 02/15/25	1,012	1,038
FNMA, Pool FN0004
3.619%, 12/01/20	4,963	5,347
FNMA, Ser 2010-123, Cl HA,
2.500%, 03/25/24	3,289	3,357
FNMA ARM, Pool 766620
2.289%, 01/01/15(A)	144	154
FNMA REMIC, Ser 2011-144, Cl CE,
1.250%, 06/25/35	269	269
GNMA, Pool 329656
8.000%, 08/15/22	4	4
GNMA, Pool 376533
7.500%, 06/15/24	1	1
GNMA, Pool 398660
7.500%, 05/15/26	2	2
GNMA, Pool 497411
6.000%, 01/15/29	4	5
GNMA, Pool 571376
7.000%, 12/15/16	1	1
GNMA, Pool 584992
7.500%, 04/15/32	27	30
GNMA ARM, Pool G2 81318
1.750%, 01/01/15(A)	222	229
GNMA ARM, Pool G2 81447
1.625%, 01/01/15(A)	47	49

Total U.S. Government Mortgage-Backed Obligations
(Cost $10,417)		10,486

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2015
City National Rochdale Government Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [0.3%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.010%**‡	199,557	$199
SEI Daily Income Trust Government Fund, Cl A, 0.030%**	199,542	199

Total Short-Term Investments
(Cost $398)		398

Total Investments [100.2%]
(Cost $149,689)		151,137

Percentages are based on Net Assets of $150,820 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.
(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(C)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

ARM — Adjustable Rate Mortgage

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$79,647	$—	$79,647
U.S. Treasury Obligations	—	52,116	—	52,116
Municipal Bond		8,490	—	8,490
U.S. Government Mortgage-Backed Obligations	—	10,486	—	10,486
Short-Term Investments	398	—	—	398
Total Investments in Securities	$398	$150,739	$—	$151,137

For the period ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2015
City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [89.6%]
Auto-Med and Heavy Duty Trks [0.7%]
PACCAR Financial, MTN
1.750%, 08/14/18	$1,000	$1,005

Banks [14.1%]
Bank of America, MTN
6.400%, 08/28/17	400	434
Barclays Bank, MTN
0.254%, 01/10/14(A)	1,950	1,923
Capital One
2.350%, 08/17/18	500	501
Citigroup
5.500%, 02/15/17	1,250	1,316
Fifth Third Bank
1.150%, 11/18/16	3,060	3,061
JPMorgan Chase
6.300%, 04/23/19	2,000	2,274
6.000%, 01/15/18	405	443
National Australia Bank, MTN
2.750%, 03/09/17	480	492
Nordea Bank
2.375%, 04/04/19(B)	1,000	1,012
Standard Chartered, MTN
1.700%, 04/17/18(B)	3,000	2,978
UBS, MTN
5.875%, 12/20/17	2,000	2,178
Wells Fargo Bank
5.750%, 05/16/16	2,400	2,475

Total Banks		19,087

Broadcasting & Cable [1.1%]
CBS
4.300%, 02/15/21	1,400	1,489

Computer System Design & Services [2.2%]
Hewlett Packard Enterprise
2.060%, 10/05/17(A) (B)	3,000	3,000

Computers-Memory Devices [0.7%]
NetApp
2.000%, 12/15/17	1,000	1,001

Diagnostic Equipment [0.5%]
Danaher
1.650%, 09/15/18	700	704

Diversified Minerals [1.5%]
BHP Billiton
5.250%, 12/15/15	27	27
Teck Resources
3.150%, 01/15/17	1,250	1,177
2.500%, 02/01/18	1,000	809

Total Diversified Minerals		2,013

Diversified Operations [2.6%]
Glencore Funding
1.700%, 05/27/16(B)	1,500	1,425
Siemens Finc
5.750%, 10/17/16(B)	2,000	2,097

Total Diversified Operations		3,522

Drugs [1.9%]
AbbVie
2.500%, 05/14/20	1,000	995
Wyeth
5.500%, 02/15/16	1,500	1,527

Total Drugs		2,522

Electric Utilities [2.5%]
American Electric Power
1.650%, 12/15/17	1,000	997
Commonwealth Edison
6.950%, 07/15/18	1,000	1,121

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2015
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Exelon Generation
6.200%, 10/01/17	$1,200	$1,302

Total Electric Utilities		3,420

Financial Services [17.6%]
American Honda Finance
1.600%, 02/16/18(B)	1,900	1,903
Countrywide Financial
6.250%, 05/15/16	1,200	1,234
Daimler Finance North America
2.250%, 07/31/19(B)	2,900	2,823
Ford Motor Credit
8.000%, 12/15/16	1,000	1,075
2.375%, 01/16/18	1,000	1,001
General Electric Capital, MTN
5.300%, 02/11/21	2,500	2,875
Harley Davidson Funding
6.800%, 06/15/18(B)	2,500	2,827
Harley-Davidson Financial Services, MTN
3.875%, 03/15/16(B)	1,000	1,013
Nissan Motor Acceptance, MTN
1.950%, 09/12/17(B)	1,000	1,012
Toyota Motor Credit, MTN
2.050%, 01/12/17	4,000	4,059
VW Credit, MTN
1.875%, 10/13/16	3,000	2,960
Western Union
5.930%, 10/01/16	1,000	1,044

Total Financial Services		23,826

Food, Beverage & Tobacco [0.7%]
Kraft Heinz Foods
2.000%, 07/02/18(B)	1,000	1,001

Food-Confectionery [0.2%]
JM Smucker
2.500%, 03/15/20(B)	250	251

Home Decoration Products [0.7%]
Newell Rubbermaid
2.875%, 12/01/19	1,000	1,009

Insurance [4.5%]
Berkshire Hathaway
2.100%, 08/14/19	2,000	2,035
Genworth Financial
7.700%, 06/15/20	1,400	1,414
Metropolitan Life Global Funding I, MTN
1.875%, 06/22/18(B)	2,700	2,718

Total Insurance		6,167

Investment Banker/Broker Dealer [8.4%]
Deutsche Bank
1.400%, 02/13/17	2,500	2,495
Goldman Sachs Group
5.625%, 01/15/17	1,700	1,785
2.625%, 01/31/19	500	506
Jefferies Group
8.500%, 07/15/19	1,530	1,812
Macquarie Group
6.000%, 01/14/20(B)	2,000	2,244
Morgan Stanley
3.750%, 02/25/23	2,000	2,049
Morgan Stanley, MTN
5.950%, 12/28/17	465	507

Total Investment Banker/Broker Dealer		11,398

Medical Labs and Testing Srv [1.1%]
Laboratory Corp of America Holdings
2.625%, 02/01/20	1,500	1,504

Medical-HMO [1.1%]
UnitedHealth Group
1.625%, 03/15/19	1,500	1,490

Petroleum & Fuel Products [10.1%]
BP Capital Markets
1.375%, 05/10/18	2,800	2,780
Freeport-McMoran Oil & Gas
6.125%, 06/15/19	1,300	1,209
Kinder Morgan Energy Partners
6.000%, 02/01/17	1,000	1,046
Korea National Oil
2.875%, 11/09/15(B)	1,000	1,002
Korea National Oil, MTN
2.750%, 01/23/19(B)	1,500	1,520
Sunoco Logistics Partners Operations
4.650%, 02/15/22	1,300	1,271
Total Capital International
2.875%, 02/17/22	4,000	3,986
Transocean
6.500%, 11/15/20	1,250	956

Total Petroleum & Fuel Products		13,770

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2015
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Real Estate Investment Trusts [5.0%]
American Tower
7.250%, 05/15/19	$1,200	$1,387
HCP
5.625%, 05/01/17	1,000	1,061
Kimco Realty
6.875%, 10/01/19	1,080	1,262
Simon Property Group
2.500%, 09/01/20	2,000	2,020
Welltower
4.700%, 09/15/17	1,000	1,054

Total Real Estate Investment Trusts		6,784

Regional Authority [1.6%]
Province of Ontario Canada
4.400%, 04/14/20	2,000	2,229

Retail [4.3%]
AutoZone
4.000%, 11/15/20	1,400	1,487
CVS Health
2.800%, 07/20/20	1,000	1,016
Lowe’s
6.100%, 09/15/17	3,000	3,280

Total Retail		5,783

Telephones & Telecommunications [5.0%]
America Movil
5.000%, 03/30/20	2,600	2,840
AT&T
3.000%, 06/30/22	3,000	2,927
Telefonica Emisiones SAU
6.421%, 06/20/16	1,000	1,036

Total Telephones & Telecommunications		6,803

Trucking & Leasing [1.5%]
Penske Truck Leasing
4.875%, 07/11/22(B)	1,100	1,169
3.750%, 05/11/17(B)	750	772

Total Trucking & Leasing		1,941

Total Corporate Bonds
(Cost $121,958)		121,719

Description	Face Amount (000)/Shares	Value (000)
Municipal Bonds [4.2%]
California [1.1%]
State of California
6.200%, 03/01/19	$1,300	$1,493

Florida [3.1%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	4,130	4,167

Total Municipal Bonds
(Cost $5,602)		5,660

Closed-End Fund [2.3%]
Stone Ridge Reinsurance Risk Premium Interval Fund(C)	294,118	3,120

Total Closed-End Fund
(Cost $3,000)		3,120

Asset-Backed Security [2.2%]
Nissan Auto Lease Trust 2015-A, Ser 2015-A, Cl A3
1.400%, 06/15/18	3,000	3,016

Total Asset-Backed Security
(Cost $2,999)		3,016

U.S. Government Mortgage-Backed Obligation [0.0%]
FNMA REMIC, Ser 2002-56, Cl MC
5.500%, 09/25/17	28	29

Total U.S. Government Mortgage-Backed Obligation
(Cost $28)		29

Short-Term Investments [3.2%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%**†	2,142,809	2,143
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**	2,142,809	2,143

Total Short-Term Investments
(Cost $4,286)		4,286

Total Investments [101.5%]
(Cost $137,873)		$137,830

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2015
City National Rochdale Corporate Bond Fund (concluded)

Percentages are based on Net Assets of $135,805 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.
(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $30,767 (000), representing 22.7% of the net assets of the Fund.

(C)	Security is considered illiquid. The total value of such security as of September 30, 2015, was $3,120 (000) and represented 2.3% of the net assets of the Fund.

Cl — Class

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$121,719	$—	$121,719
Municipal Bonds	—	5,660	—	5,660
Closed-End Fund	3,120	—	—	3,120
Asset-Backed Security	—	3,016	—	3,016
U.S. Government Mortgage-Backed Obligation	—	29	—	29
Short-Term Investments	4,286	—	—	4,286
Total Investments in Securities	$7,406	$130,424	$—	$137,830

For the period ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [97.1%]
California [94.5%]
Abag, Finance Authority for Nonprofit, Sharp Healthcare, Ser A, RB
Callable 08/01/21 @ 100
6.000%, 08/01/30	$1,000	$1,216
Bay Area Toll Authority, Ser C, RB
Callable 10/01/18 @ 100
1.875%, 04/01/47(A)	1,200	1,221
Bay Area Toll Authority, Ser D, RB
Callable 10/01/19 @ 100
1.875%, 04/01/34(A)	750	763
Beverly Hills, Community Facilities District, Ser 2002-A, SPL Tax
4.000%, 09/01/22	250	272
Brea, Redevelopment Agency Successor, Redevelopment Project AB, SPL Tax
Callable 08/01/23 @ 100
5.000%, 08/01/25	500	595
Brea, Redevelopment Agency Successor, Redevelopment Project AB, TA
5.000%, 08/01/20	500	580
California State, Department of Water Resources, Ser F-3, RB
Callable 05/01/18 @ 100
4.375%, 05/01/20	200	218
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/26	100	119
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/27	100	118
California State, GO
4.000%, 02/01/18	1,000	1,076
California State, GO
4.000%, 03/01/18	1,000	1,079
California State, GO
3.000%, 03/01/18	1,000	1,055
California State, GO
4.000%, 02/01/19	1,000	1,101
California State, GO
5.000%, 11/01/19	1,000	1,155
California State, GO
5.000%, 09/01/20	1,000	1,174
California State, GO
5.000%, 09/01/21	1,200	1,434
California State, GO
5.000%, 12/01/21	1,000	1,201
California State, GO
5.250%, 09/01/22	1,000	1,223
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,195
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/26	1,000	1,207
California State, GO
Callable 11/01/23 @ 100
5.000%, 11/01/27	500	598
California State, GO
Callable 06/01/19 @ 100
3.000%, 12/01/32(A)	1,000	1,067
California State, GO
Callable 04/01/18 @ 100
5.125%, 04/01/33	1,050	1,142
California State, Health Facilities Financing Authority, Catholic Healthcare, Ser A, RB
Callable 03/01/21 @ 100
5.250%, 03/01/22	265	311

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center, RB
5.000%, 08/15/17	$750	$813
California State, Health Facilities Financing Authority, City of Hope, Ser A, RB
5.000%, 11/15/17	375	408
California State, Health Facilities Financing Authority, Insured Marshall Medical Center, RB, CA MTG INS
Callable 11/01/24 @ 100
5.000%, 11/01/29	250	292
California State, Health Facilities Financing Authority, Memorial Health Services Corp, Ser A, RB
5.000%, 10/01/15	450	450
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser B, RB
5.000%, 07/01/43(A)	875	950
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	975	1,141
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/17	500	545
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/18	125	142
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
4.000%, 09/01/17	500	532
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
5.000%, 09/01/22	1,000	1,198
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	755	828
California State, Public Works Board, Judicial Council, Ser B, RB
5.000%, 10/01/23	475	575
California State, Public Works Board, State Prisons, Ser C, RB
5.000%, 10/01/16	1,000	1,046
California State, Public Works Board, Various Capital Projects, Ser A, RB
4.000%, 04/01/17	500	526
California State, Public Works Board, Various Capital Projects, Ser G-1, RB
Callable 10/01/19 @ 100
5.250%, 10/01/23	250	287
California State, Ser E, GO
Callable 06/01/18 @ 100
0.965%, 12/01/29(A)	1,000	1,013
California Statewide, Communities Development Authority, Cottage Health System, RB
Callable 11/01/24 @ 100
5.000%, 11/01/25	350	421
California Statewide, Communities Development Authority, RB
1.375%, 04/01/28(A)	500	502
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	1,200	1,364
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB
Callable 02/01/17 @ 100
0.970%, 04/01/52(A)	2,000	2,006
California Statewide, Communities Development Authority, Sutter Health, Ser A, RB
5.000%, 08/15/18	200	224
Carlsbad, Public Financing Authority, Municipal Golf Course Project, Ser A, RB, AMBAC
4.500%, 09/01/16	350	364
Chula Vista, Elementary School District, School Building Project, Ser A, COP, AGM
5.000%, 09/01/22	1,000	1,181

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Chula Vista, Police Facility Project, COP
5.000%, 10/01/21	$360	$425
El Dorado, Irrigation District, Ser A, RB, AGM
4.500%, 03/01/19	500	557
Elk Grove, Finance Authority, SPL Tax
3.000%, 09/01/18	480	504
Encinitas, Unified School District, GO, NATL
0.796%, 08/01/17(B)	500	494
Fairfield County, Redevelopment Agency, TA
4.000%, 08/01/17	2,630	2,790
Gilroy, Public Facilities Financing Authority, RB
5.000%, 11/01/21	940	1,110
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/19	1,000	1,137
Golden State Tobacco Securitization, Ser A, RB
Callable 06/01/23 @ 100
5.000%, 06/01/30	1,075	1,210
Hemet, Unified School District, GO, AGM
4.000%, 08/01/24	500	568
Irvine Unified School District, SPL Tax, BAM
Callable 03/01/25 @ 100
5.000%, 09/01/30	250	295
JPM Chase Putters, Ser 2015-ZF0183, RB
0.270%, 12/01/22(A) (D) (E)	1,000	1,000
Jurupa, Unified School District, GO, AGM
5.000%, 08/01/22	1,000	1,198
Long Beach, Harbor Revenue, Ser C, RB
4.000%, 11/15/18	500	550
Los Angeles County, Disney Parking Hall Project, COP
5.000%, 09/01/22	500	600
Los Angeles, California Wastewater System Revenue, Ser B, RB
Callable 06/01/22 @ 100
5.000%, 06/01/31	1,000	1,152
Los Angeles, Community College District, Election of 2001, Ser E-1, GO,
Pre-Refunded @ 100
5.000%, 08/01/27(C)	400	448
Los Angeles, Department of Airports, Senior International Governmental, Ser C, RB
4.000%, 05/15/17	545	576
Los Angeles, Department of Airports, Ser C, RB
5.000%, 05/15/25	550	676
Los Angeles, Department of Water & Power System, Ser A, RB
5.000%, 07/01/19	500	574
Los Angeles, Department of Water & Power System, Ser C, RB
5.000%, 07/01/23	500	614
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	636
Los Angeles, Municipal Improvement Authority, Ser C, RB
4.000%, 09/01/16	500	516
Los Angeles, Sanitation Districts Financing Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/28	500	600
Los Angeles, Ser A, GO
5.000%, 09/01/21	240	289
Los Angeles, Unified School District, Election of 2005, Ser E, GO, AGM,
Pre-Refunded @ 100
5.000%, 07/01/19(C)	500	538
Los Angeles, Unified School District, Headquarters Building Project, Ser A, COP
5.000%, 10/01/20	1,000	1,170
Los Angeles, Unified School District, Ser A, GO
5.000%, 07/01/18	350	390
Los Angeles, Unified School District, Ser B, GO, AMBAC
Callable 07/01/17 @ 100
5.000%, 07/01/19	2,000	2,152
Merced, Irrigation District, Ser A, RB, AGM
5.000%, 10/01/20	500	583

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Modesto, Irrigation District, Ser A, RB
5.000%, 07/01/17	$1,000	$1,074
Northern California, Power Agency, Hydroelectric Project Number 1, Ser C, RB, ASSURED GTY
Callable 07/01/18 @ 100
5.000%, 07/01/20	500	554
Oakland-Alameda County, Coliseum Authority, Ser A, RB
5.000%, 02/01/20	820	937
Orange County, Public Financing Authority, RB, NATL
5.000%, 07/01/17	1,050	1,131
Orange County, Redevelopment Agency Successor Agency, TA, AGM
5.000%, 09/01/23	320	380
Orange County, Sanitation District, Ser A, COP
3.000%, 02/01/17	500	517
Petaluma, Joint Unified High School District, Election of 2014, Ser A, GO
4.000%, 08/01/18	595	646
Port of Oakland, Ser B, RB, NATL
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	541
Port of Oakland, Transportation Airport & Marina Revenue, Ser C, RB, NATL
5.000%, 11/01/15	450	452
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	1,600	1,726
Riverside County, Transportation Commission, Ser A, RB
Callable 06/01/23 @ 100
5.250%, 06/01/28	500	607
Riverside, Public Financing Authority, Ser A, RB
5.000%, 11/01/21	1,000	1,167
Roseville, Finance Authority, RB
4.000%, 02/01/18	500	536
Sacramento County, Sanitation District Financing Authority, Sewer Revenue, Ser A, RB
5.000%, 12/01/20	500	591
Sacramento, Area Flood Control Agency, SAB, BAM
Callable 10/01/24 @ 100
5.000%, 10/01/30	250	286
Sacramento, Area Flood Control Agency, Ser A, SAB, NATL
Callable 10/01/17 @ 100
5.000%, 10/01/21	400	433
Sacramento, Financing Authority, EPA Building Project, Ser A, RB
4.000%, 05/01/18	850	917
San Diego, Public Facilities Financing Authority Sewer Revenue, RB
5.000%, 05/15/25	1,000	1,251
San Francisco City & County, Airports Commission, Ser B, RB
5.000%, 05/01/17	495	530
San Francisco City & County, Multiple Capital Improvement Projects, Ser B, COP
Callable 04/01/19 @ 100
5.000%, 04/01/22	735	826
San Francisco City & County, Open Space Fund, Various Park Projects, RB, NATL
Callable 11/02/15 @ 100
3.750%, 07/01/18	500	501
San Francisco City & County, Public Utilities Commission Water Revenue, Ser A, RB
5.000%, 11/01/20	250	295
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA
5.000%, 08/01/17	540	576
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL
Callable 11/02/15 @ 100
5.250%, 08/01/18	600	601
San Luis Obispo County, Financing Authority, Ser A, RB, BAM
Callable 09/01/25 @ 100
5.000%, 09/01/30	500	583
San Marcos, Public Facilities Authority, Ser A, SPL Tax
5.000%, 09/01/19	330	376

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
San Mateo County, Joint Powers Financing Authority, Maple Street Project, RB
3.000%, 06/15/17	$1,000	$1,042
San Mateo County, Transportation Authority, Ser A, RB, NATL, ETM
5.250%, 06/01/19	755	871
San Pablo County, Redevelopment Agency, Ser A, TA, AGM
5.000%, 06/15/21	480	560
Santa Clara County, Financing Authority, Lease Revenue Capital Project, Ser A, RB
5.000%, 02/01/20	500	576
Santa Cruz County Redevelopment Agency, Ser A, SPL TAX, AGM
Callable 09/01/25 @ 100
5.000%, 09/01/28	480	568
Santa Cruz County, Redevelopment Agency, TA, BAM
5.000%, 09/01/19	640	729
Santa Rosa, Wastewater Revenue, Ser A, RB
4.000%, 09/01/17	415	442
Southern California, Metropolitan Water District, Ser G-4, RB
Callable 07/01/19 @ 100
3.000%, 07/01/37(A)	1,000	1,066
Southern California, Public Power Authority, Linden Wind Energy Project, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/27	1,065	1,235
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1,375	1,482
Turlock, Irrigation District, RB
5.000%, 01/01/19	200	225
Turlock, Irrigation District, Ser A, RB
5.000%, 01/01/17	575	606
Tustin, Unified School District, SPL TAX, BAM
5.000%, 09/01/24	500	601
University of California, Regents Medical Center Pooled Revenue, Ser J, RB
Callable 05/15/23 @ 100
5.000%, 05/15/26	500	597
University of California, Revenues Limited Project, Ser E, RB
Callable 05/15/20 @ 100
5.000%, 05/15/22	500	581
Ventura County, Public Financing Authority, Ser A, RB
4.000%, 11/01/18	500	546
Ventura County, Public Financing Authority, Ser A, RB
5.000%, 11/01/19	500	575
Ventura County, Public Financing Authority, Ser B, RB
5.000%, 11/01/18	500	561
Walnut, Energy Center Authority, RB
5.000%, 01/01/19	300	339

Total California		92,516

Connecticut [2.1%]
Connecticut State, Ser A, GO
Callable 10/19/15 @ 100
1.370%, 03/01/19(A)	1,000	1,000
Connecticut State, Ser D, GO
0.900%, 08/15/19(A)	1,000	1,001

Total Connecticut		2,001

Guam [0.5%]
Territory of Guam, Ser A, RB
5.000%, 01/01/17	500	525

Total Municipal Bonds
(Cost $93,078)		95,042

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2015
City National Rochdale California Tax Exempt Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [1.8%]
City National Rochdale California Tax Exempt Money Market Fund, Institutional Class, 0.010%** ‡	1,735,823	$1,736

Total Short-Term Investment
(Cost $1,736)		1,736

Total Investments [98.9%]
(Cost $94,814)		$96,778

Percentages are based on Net Assets of $97,893 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.
(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(C)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $1,000 (000), representing 1.0% of the net assets of the Fund.

(E)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2015.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

ASSURED GTY— Assured Guaranty Ltd.

BAM — Build America Mutual Assurance Company

CA MTG INS — Cal-Mortgage Loan Insurance Division

COP — Certificate of Participation

EPA — Environmental Protection Agency

ETM — Escrowed to Maturity

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$95,042	$—	$95,042
Short-Term Investment	1,736	—	—	1,736
Total Investments in Securities	$1,736	$95,042	$—	$96,778

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [90.2%]
Alabama [2.8%]
Birmingham, Water Works Board, Ser A, RB
Callable 01/01/25 @ 100
5.000%, 01/01/42	$5,000	$5,529
Cullman County, Health Care Authority, Cullman Regional Medical Center Project, Ser A, RB
Callable 02/01/19 @ 100
7.000%, 02/01/36	4,315	4,623
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.000%, 10/01/42	4,000	4,467
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.500%, 10/01/53	4,000	4,572

Total Alabama		19,191

Alaska [0.7%]
Northern Tobacco Securitization, Ser A, RB
Callable 10/19/15 @ 100
5.000%, 06/01/46	6,000	4,731

American Samoa [0.7%]
American Samoa Economic Development Authority, Ser A, RB
Callable 09/01/25 @ 100
6.625%, 09/01/35	5,000	4,996

Arizona [1.0%]
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(A)	3,300	3,078
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	1,500	1,663
Yavapai County Industrial Development Authority, Ser A, RB
Callable 03/01/25 @ 100
5.000%, 09/01/34(A)	2,015	1,993

Total Arizona		6,734

California [10.9%]
Adelanto, Public Utility Authority, Utility System Project, Ser A, RB
Callable 07/01/19 @ 100
6.750%, 07/01/39	6,500	7,275
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/31	1,500	1,749
California State, Municipal Finance Authority, Ser A, RB
Callable 11/01/25 @ 100
5.500%, 11/01/45(A)	4,000	4,006
California State, Pollution Control Financing Authority, San Diego Water Project, RB
Callable 07/01/17 @ 100
5.000%, 11/21/45(A)	2,000	2,059
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
Callable 09/01/24 @ 100
5.000%, 09/01/31	5,000	5,810

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Public Works Board, Various Capital Projects, Ser A, RB
Callable 04/01/22 @ 100
5.000%, 04/01/37	$1,000	$1,113
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.625%, 10/01/34	575	577
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.875%, 10/01/44	1,000	1,004
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
6.000%, 10/01/49	720	722
California Statewide Communities Development Authority, RB
Callable 06/01/25 @ 100
7.000%, 06/01/45	3,155	2,993
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/35	5,000	5,610
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
4.500%, 06/01/27	4,655	4,463
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
5.750%, 06/01/47	5,000	4,444
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
5.125%, 06/01/47	7,280	5,976
Inland Empire Tobacco Securitization Authority, Ser A, RB
Callable 06/01/17 @ 100
4.625%, 06/01/21	4,795	4,721
Lake Elsinore, Public Financing Authority, SAB
Callable 09/01/25 @ 100
5.000%, 09/01/35	2,650	2,835
M-S-R Energy Authority, Ser C, RB
7.000%, 11/01/34	2,500	3,440
Palomar Pomerado Health Care District, COP
Callable 11/01/20 @ 100
6.000%, 11/01/30	3,920	4,213
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.000%, 12/01/26	1,000	1,195
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.500%, 12/01/41	1,000	1,209
San Mateo, Community Facilities District, SAB
Callable 09/01/22 @ 100
5.500%, 09/01/44	1,000	1,097
San Mateo, Foster City School District, GO
Callable 08/01/31 @ 100
0.000%, 08/01/42(B)	6,000	4,455
Southern California, Tobacco Securitization Authority, Ser A-1, RB
Callable 10/19/15 @ 100
5.000%, 06/01/37	3,000	2,622
Southern California, Tobacco Securitization Authority, Ser A1-SNR, RB
Callable 10/19/15 @ 100
5.125%, 06/01/46	3,000	2,542

Total California		76,130

Colorado [4.5%]
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/20 @ 100
6.125%, 10/01/40	2,500	2,674

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/18 @ 100
6.000%, 10/01/40	$2,965	$3,130
Castle Oaks Metropolitan District No. 3, GO
Callable 12/01/20 @ 103
6.250%, 12/01/44	2,860	2,774
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.125%, 04/01/35(A)	1,515	1,442
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.250%, 04/01/45(A)	2,655	2,503
Colorado State, Educational & Cultural Facilities Authority, Charter School Project, RB
Callable 07/01/25 @ 100
5.000%, 07/01/36(A)	915	900
Colorado State, Educational & Cultural Facilities Authority, Charter School Project, RB
Callable 07/01/25 @ 100
5.250%, 07/01/46(A)	1,930	1,892
Colorado State, Educational & Cultural Facilities Authority, Charter School Skyview Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/44(A)	1,350	1,392
Colorado State, Educational & Cultural Facilities Authority, Charter School Skyview Project, RB
Callable 07/01/24 @ 100
5.500%, 07/01/49(A)	1,600	1,647
Colorado State, High Performance Transportation Enterprise, U.S. 36 & I-25 Managed Lanes Project, RB, AMT
Callable 01/01/23 @ 100
5.750%, 01/01/44	2,000	2,114
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	4,000	5,245
Denver City & County, United Airlines Project, Ser A, RB, AMT
Callable 10/01/17 @ 100
5.250%, 10/01/32	1,000	1,031
Lewis Pointe Metropolitan District, Ser A, GO
Callable 12/01/20 @ 100
6.000%, 12/01/44	2,590	2,562
Regional Transportation District, Denver Transportation Partners Project, RB
Callable 07/15/20 @ 100
6.000%, 01/15/41	1,000	1,120
Wildgrass County, Metropolitan District, GO
Pre-Refunded @ 100
6.200%, 12/01/34(C)	1,000	1,060

Total Colorado		31,486

Delaware [1.0%]
Delaware State, Economic Development Authority, Indian River Power Project, RB
Callable 10/01/20 @ 100
5.375%, 10/01/45	6,500	6,725

District of Columbia [0.3%]
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Ser B, RB
Callable 10/01/28 @ 100
0.000%, 10/01/44(B)	2,000	2,091

Florida [6.9%]
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.000%, 11/15/34	2,500	2,668
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.250%, 11/15/44	1,000	1,078

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Brevard County, Industrial Development Authority, TUFF Florida Tech Project, RB
Callable 11/01/19 @ 100
6.750%, 11/01/39	$745	$809
Capital Trust Agency, Silver Creek Street Project, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/44	3,390	3,127
Capital Trust Agency, Silver Creek Street Project, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/49	1,000	910
Florida State, Development Finance Corp., Renaissance Charter School Project, Ser A, RB
Callable 06/15/22 @ 100
6.125%, 06/15/43	1,000	1,037
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.000%, 06/15/34	2,110	2,061
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.125%, 06/15/44	3,000	2,907
Florida State, Development Finance, Tuscan Isle Senior Living Community Project, Ser A, RB
Callable 06/01/22 @ 103
7.000%, 06/01/35(A)	1,350	1,399
Florida State, Development Finance, Tuscan Isle Senior Living Community Project, Ser A, RB
Callable 06/01/22 @ 103
7.000%, 06/01/45(A)	3,000	3,056
Florida State, Village Community Development District No. 10, SAB
Callable 05/01/23 @ 100
6.000%, 05/01/44	1,000	1,146
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	2,500	2,570
Miami-Dade County, Industrial Development Authority, Youth CO-OP Charter Schools Project, Ser A, RB
Callable 09/15/25 @ 100
5.750%, 09/15/35(A)	1,605	1,581
Mid-Bay Bridge Authority, Ser A, RB
Pre-Refunded @ 100
7.250%, 10/01/34(C)	5,200	6,906
Mid-Bay Bridge Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	5,000	5,460
Osceola County, Poinciana Parkway Project, Ser A, RB
Callable 10/01/24 @ 100
5.375%, 10/01/47	5,000	5,332
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.250%, 06/01/34	500	574
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.500%, 06/01/49	2,000	2,304
Saint Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB
Callable 08/01/20 @ 100
6.000%, 08/01/45	3,000	3,326

Total Florida		48,251

Georgia [1.2%]
Atlanta, Department of Aviation, Ser A, RB
Callable 01/01/24 @ 100
5.000%, 01/01/31	2,500	2,849
DeKalb County, Hospital Authority, Dekalb Medical Center Project, RB
Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,084
Greene County, Development Authority, GLEN-I, LLC Project, Ser A, RB
Callable 01/01/25 @ 100
7.250%, 01/01/46(A)	3,400	3,395

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Callable 01/01/24 @ 100
7.250%, 01/01/49	$810	$905

Total Georgia		8,233

Guam [1.4%]
Territory of Guam, Government Waterworks Authority, RB
Callable 07/01/20 @ 100
5.625%, 07/01/40	2,000	2,212
Territory of Guam, Ser A, GO
Pre-Refunded @ 100
7.000%, 11/15/39(C)	6,000	7,424

Total Guam		9,636

Hawaii [0.4%]
Hawaii State, Department of Budget & Finance, 15 Craigside Project, Ser A, RB
Callable 11/15/19 @ 100
8.750%, 11/15/29	2,450	3,089

Illinois [5.4%]
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	4,588
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/23 @ 100
5.000%, 01/01/35	2,000	2,181
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/24 @ 100
5.000%, 01/01/35	3,000	3,304
Chicago, Refunding Project, Ser A, GO, AGM
Callable 01/01/24 @ 100
5.250%, 01/01/31	1,000	1,032
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/40	4,000	4,621
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/46	2,825	3,248
Illinois State, Finance Authority, Lutheran Home and Services Project, RB
Callable 05/15/22 @ 100
5.625%, 05/15/42	5,000	5,171
Illinois State, Finance Authority, Roosevelt University Project, RB
Callable 10/01/19 @ 100
6.250%, 04/01/29	1,000	1,079
Illinois State, Finance Authority, Roosevelt University Project, RB
Callable 10/01/19 @ 100
6.500%, 04/01/39	3,445	3,721
Illinois State, Finance Authority, Three Crowns Park Plaza Project, Ser A, RB
Callable 02/15/16 @ 100
5.875%, 02/15/38	6,750	6,775
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 03/01/16 @ 100
5.350%, 03/01/31	170	132
Village of Bridgeview, Cook County, Ser A, GO
Callable 12/01/25 @ 100
5.750%, 12/01/35	2,000	2,014

Total Illinois		37,866

Indiana [1.8%]
Carmel City, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.000%, 11/15/32	1,650	1,858
Carmel City, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.125%, 11/15/47	3,000	3,345
Indiana State, Finance Authority, Ohio Valley Electric Corporation Project, Ser A, RB
Callable 06/01/22 @ 100
5.000%, 06/01/39	1,000	1,038
Indianapolis, Ritter Affordable Assisted Living Project, RB
Callable 12/01/22 @ 102
6.900%, 12/01/33	4,000	4,057

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Terre Haute, Westminster Village Project, RB
Callable 08/01/22 @ 100
6.000%, 08/01/39	$2,355	$2,311

Total Indiana		12,609

Iowa [0.3%]
Iowa State, Finance Authority, Ser B, RB
Callable 06/01/25 @ 100
5.000%, 06/01/36	2,000	1,927

Kansas [0.7%]
Arkansas City, Public Building Commission, South Central Regional Medical Center, RB
Callable 09/01/19 @ 100
7.000%, 09/01/29	2,550	2,541
Wyandotte County-Kansas City Unified Government, RB
Callable 09/01/25 @ 100
5.750%, 09/01/32	2,000	1,985

Total Kansas		4,526

Kentucky [1.5%]
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Callable 06/01/20 @ 100
6.375%, 06/01/40	1,000	1,125
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Callable 06/01/20 @ 100
6.500%, 03/01/45	2,960	3,338
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, Ser A, RB
Callable 07/01/23 @ 100
5.750%, 07/01/49	5,650	6,243

Total Kentucky		10,706

Louisiana [2.4%]
Juban Crossing Economic Development District, General Infrastructure Project, Ser C, RB
Callable 03/15/25 @ 100
7.000%, 09/15/44(A)	5,665	5,663
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Ser S, RB
Callable 06/01/25 @ 100
5.625%, 06/01/45	2,000	1,963
Louisiana State, Public Facilities Authority, Pellets Inc. Project, RB, AMT
7.000%, 07/01/24(A)	2,000	1,988
Louisiana State, Public Facilities Authority, Pellets Inc. Project, RB, AMT
Callable 07/01/23 @ 100
10.500%, 07/01/39	2,000	2,209
Louisiana State, Public Facilities Authority, Pellets Inc. Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39	5,000	5,112

Total Louisiana		16,935

Maryland [1.6%]
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	755
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	1,425	1,483
Maryland State, Economic Development, RB
Callable 09/01/20 @ 100
5.750%, 09/01/25	3,000	3,064
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,205	1,269
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	750	790

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	$3,780	$4,001

Total Maryland		11,362

Massachusetts [0.7%]
Massachusetts, Port Authority, Ser B, RB, AMBAC, AMT
0.379%, 01/01/31(D)	6,000	5,091

Michigan [2.7%]
Kent, Hospital Finance Authority, Metropolitan Hospital Project, Ser A, RB
Callable 11/02/15 @ 100
6.000%, 07/01/35	4,805	4,816
Kent, Hospital Finance Authority, Ser A, RB
Callable 11/02/15 @ 100
6.250%, 07/01/40	1,500	1,504
Michigan State, Finance Authority, RB
Callable 11/15/25 @ 100
5.250%, 11/15/35	2,340	2,383
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 12/01/20 @ 100
6.500%, 12/01/40	3,745	3,771
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 12/01/15 @ 100
5.875%, 12/01/30	2,000	1,999
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 06/01/17 @ 100
5.125%, 06/01/22	2,935	2,620
Michigan State, Tobacco Settlement Finance Authority, Turbo Project, Ser A, RB
Callable 06/01/18 @ 100
6.875%, 06/01/42	2,000	1,967

Total Michigan		19,060

Missouri [2.9%]
Blue Springs, Improvement Adams Farm Project, Ser A, SPL Tax
Callable 06/01/24 @ 100
5.250%, 06/01/39	3,400	3,368
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/20 @ 100
8.250%, 05/15/45	3,000	3,384
Poplar Bluff Missouri, Ser A, SPL Tax
Callable 11/01/23 @ 100
5.125%, 11/01/35(A)	5,000	4,994
Saint Joseph, Industrial Development Authority, Living Community Saint Joseph Project, RB
Callable 11/02/15 @ 100
7.000%, 08/15/32	1,000	1,000
Saint Louis County, Lambert Airport Project, SAB
Pre-Refunded @ 105
9.000%, 11/01/31(C)	2,500	2,854
St. Louis County, Industrial Development Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(A)	2,000	1,994
St. Louis County, Industrial Development Authority, RB
Callable 09/01/24 @ 100
5.250%, 09/01/45(A)	3,000	2,986

Total Missouri		20,580

Nebraska [1.0%]
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.250%, 09/01/37	1,000	1,098
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.000%, 09/01/42	5,500	5,849

Total Nebraska		6,947

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Nevada [0.7%]
Clark County, Department of Aviation, Ser A-2, RB
Callable 07/01/24 @ 100
5.000%, 07/01/35	$3,000	$3,346
State of Nevada Department of Business & Industry, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/35(A)	1,595	1,551

Total Nevada		4,897

New Jersey [1.7%]
New Jersey State, Economic Development Authority, Continental Airlines Project, RB, AMT
Callable 08/20/22 @ 101
5.250%, 09/15/29	1,000	1,078
New Jersey State, Economic Development Authority, School Facilities Construction, Ser UU, RB
Callable 06/15/24 @ 100
5.000%, 06/15/40	5,000	5,066
Tobacco Settlement Financing, Ser 1A, RB
Callable 06/01/17 @ 100
5.000%, 06/01/41	7,500	5,886

Total New Jersey		12,030

New York [3.9%]
Metropolitan Transportation Authority, Ser A-1, RB
Callable 05/15/25 @ 100
5.000%, 11/15/45	5,000	5,551
Nassau County, Industrial Development Agency, Ser A, RB
Callable 01/01/25 @ 101
6.700%, 01/01/49	4,789	4,680
Nassau County, Industrial Development Agency, Ser C, RB
Callable 01/01/18 @ 100
2.000%, 01/01/49	1,728	207
New York City, Industrial Development Agency, American Airlines JFK International Airport Project, RB, AMT
Callable 08/01/16 @ 101
7.750%, 08/01/31(D)	4,000	4,223
New York State, Liberty Development, RB
Callable 11/15/24 @ 100
5.000%, 11/15/44(A)	10,000	10,087
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/34	1,000	1,119
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	1,000	1,110

Total New York		26,977

North Carolina [0.2%]
North Carolina State, Medical Care Commission, RB
Callable 09/01/24 @ 100
5.000%, 09/01/37	1,655	1,651

Ohio [3.1%]
Muskingum County, Hospital Facilities Authority, Genesis Healthcare System Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/33	1,000	1,041
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/44	1,000	1,023
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/48	3,000	3,055
Ohio State, Air Quality Development Authority, Pollution Control Firstenergy Project, Ser B, RB
3.625%, 12/01/33(D)	1,000	1,013

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Ohio State, Air Quality Development Authority, Pollution Control Firstenergy Project, Ser S, RB
3.625%, 10/01/33(D)	$1,000	$1,012
Ohio State, Air Quality Development Authority, Ser E, RB
5.625%, 10/01/19	3,350	3,718
Ohio State, Water Development Authority, Pollution Control Firstenergy Project, Ser S, RB
3.625%, 10/01/33(D)	1,500	1,518
Southeastern Ohio, Port Authority, Memorial Health System Project, RB
Callable 12/01/22 @ 100
6.000%, 12/01/42	7,000	7,521
Toledo-Lucas County Port Authority, SAB
Callable 11/02/15 @ 101
5.375%, 12/01/35	2,005	2,013

Total Ohio		21,914

Pennsylvania [3.7%]
Beaver County, Industrial Development Authority, Ser B, RB
3.500%, 12/01/35(D)	5,000	5,036
Delaware County, Industrial Development Authority, Chester Community Charter School Project, Ser A, RB
Callable 08/15/20 @ 100
6.125%, 08/15/40	4,730	4,822
Delaware County, Industrial Development Authority, Covanta Project, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/43	2,500	2,485
Pennsylvania State, Economic Development Financing Authority, Ser A-RE, RB
Callable 09/01/25 @ 100
6.400%, 12/01/38	3,000	3,118
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,694
Pennsylvania State, Turnpike Commission, Sub-Ser E, RB
Callable 12/01/27 @ 100
0.000%, 12/01/38(B)	2,000	2,230
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Callable 12/15/21 @ 100
7.150%, 12/15/36	165	180
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/22 @ 100
5.625%, 07/01/42	3,000	3,153
Pottsville, Hospital Authority, Schuykill Health System Project, RB
Callable 07/01/24 @ 100
6.500%, 07/01/28	3,000	3,236

Total Pennsylvania		25,954

Rhode Island [0.7%]
Tobacco Settlement Financing, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/35	2,500	2,589
Tobacco Settlement Financing, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/40	2,250	2,286

Total Rhode Island		4,875

South Carolina [0.8%]
South Carolina State, Public Service Authority, Ser E, RB
Callable 12/01/23 @ 100
5.500%, 12/01/53	5,000	5,554

Tennessee [0.3%]
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB
Callable 07/01/20 @ 100
6.000%, 07/01/38	2,000	2,241

Texas [10.2%]
Arlington, Higher Education Finance Corp., Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	413

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Arlington, Higher Education Finance Corp., Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	$2,300	$2,401
Bexar County, Health Facilities Development Corp., Army Retirement Residence Project, RB
Callable 07/01/20 @ 100
6.200%, 07/01/45	3,250	3,515
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
5.375%, 09/01/28	400	387
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
5.500%, 09/01/32	250	241
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
5.875%, 09/01/40	600	574
Central Texas, Regional Mobility Authority, RB
Callable 01/01/23 @ 100
5.000%, 01/01/33	1,000	1,075
Central Texas, Regional Mobility Authority, RB
Callable 01/01/23 @ 100
5.000%, 01/01/42	1,000	1,056
Grand Parkway Transportation, Toll Revenue, Ser B, RB
Callable 10/01/23 @ 100
5.000%, 04/01/53	2,000	2,178
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
6.750%, 09/01/28	500	522
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
7.000%, 09/01/33	475	508
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
6.625%, 09/01/37	450	470
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
6.750%, 09/01/44	525	547
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	3,000	3,163
Houston, Higher Education Finance, Ser A, RB
Pre-Refunded @ 100
6.875%, 05/15/41(C)	5,300	6,861
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.750%, 09/01/38	500	491
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.875%, 09/01/44	500	490
Lubbock, Health Facilities Development, First Mortgage - Carillon Project, Ser A, RB
Callable 07/01/16 @ 101
6.500%, 07/01/26	430	438
Lubbock, Health Facilities Development, First Mortgage - Carillon Project, Ser A, RB
Callable 07/01/16 @ 101
6.625%, 07/01/36	255	259
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.125%, 09/15/28	500	488
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.500%, 09/15/40	375	362
McLendon-Chishom, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.375%, 09/15/35	400	388
North Texas State, Thruway Authority, Convertible Capital Appreciation Project, Ser C, RB
Callable 09/01/31 @ 100
7.000%, 09/01/43(B)	5,000	4,526

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Red River, Health Facilities Development, MRC Crossings Project, Ser B, RB
Callable 11/02/15 @ 100
5.000%, 11/15/19	$1,075	$1,077
Sanger, Industrial Development Authority, Pellets Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
8.000%, 07/01/38	4,950	5,338
Tarrant County Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/25 @ 100
5.500%, 11/15/45	4,100	4,100
Tarrant County Cultural Education Facilities Finance, RB
Callable 05/15/17 @ 100
4.500%, 11/15/21	3,500	3,498
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/17 @ 100
5.750%, 11/15/37	6,000	6,098
Tarrant County, Cultural Education Facilities Finance, Trinity Basin Preparatory Project, Ser A, RB
Pre-Refunded @ 100
7.300%, 06/01/29(C)	600	715
Texas State, Municipal Gas Acquisition & Supply I, Ser Senior D, RB
6.250%, 12/15/26	3,575	4,306
Texas State, Municipal Gas Acquisition & Supply III, RB
5.000%, 12/15/32	2,500	2,685
Texas State, Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Project, RB
Callable 06/30/20 @ 100
7.000%, 06/30/40	5,165	6,121
Texas State, Private Activity Bond Surface Transportation Corp., NTE Mobility Project, RB
Callable 12/31/19 @ 100
6.875%, 12/31/39	5,350	6,257

Total Texas		71,548

Virginia [2.4%]
Cherry Hill, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.150%, 03/01/35(A)	1,000	1,001
Cherry Hill, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.400%, 03/01/45(A)	2,000	2,022
James City County, Economic Development Authority, United Methodist Home Project, Ser A, RB
Callable 06/01/23 @ 100
6.000%, 06/01/43	4,690	4,362
Lower Magnolia Green Community Development Authority, SAB
Callable 03/01/25 @ 100
5.000%, 03/01/45(A)	4,135	4,017
Virginia State, College Building Authority, Marymount University Project, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/35(A)	1,200	1,257
Virginia State, College Building Authority, Marymount University Project, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(A)	3,110	3,114
Virginia State, Small Business Financing Authority, Elizabeth River Project, RB, AMT
Callable 07/01/22 @ 100
6.000%, 01/01/37	1,000	1,139

Total Virginia		16,912

Washington [0.6%]
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 10/22/15 @ 100
5.375%, 01/01/20(A)	2,000	2,003
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/24 @ 100
7.500%, 01/01/49(A)	2,000	2,265

Total Washington		4,268

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Wisconsin [5.4%]
Public Finance Authority, Airport Facilities, Senior Trips Obligation Group Project, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/42	$1,000	$1,033
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	2,000	2,038
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	3,500	3,593
Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/30(A)	800	805
Public Finance Authority, RB
Callable 03/01/25 @ 100
5.250%, 03/01/35(A)	1,250	1,238
Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(A)	1,580	1,540
Public Finance Authority, RB
Callable 03/01/25 @ 100
5.500%, 03/01/45(A)	3,460	3,420
Public Finance Authority, RB
Callable 04/01/25 @ 100
5.875%, 04/01/45	3,000	3,102
Public Finance Authority, Las Ventanas Retirement Community Project, RB
Callable 10/01/20 @ 102
7.000%, 10/01/42	5,400	5,382
Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/35(A)	3,000	2,905
Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/45(A)	4,280	4,041
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 10/01/22 @ 102
5.500%, 10/01/49	2,500	2,496
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 12/01/22 @ 102
5.250%, 12/01/49	6,000	6,015

Total Wisconsin		37,608

Puerto Rico [3.7%]
Puerto Rico, Commonwealth, Aqueduct & Sewer Authority, Ser A, RB
Callable 07/01/22 @ 100
5.250%, 07/01/24	2,590	1,829
Puerto Rico, Commonwealth, Aqueduct & Sewer Authority, Ser A, RB
Callable 07/01/22 @ 100
5.250%, 07/01/42	840	569
Puerto Rico, Commonwealth, Aqueduct & Sewer Authority, Ser Senior A, RB
Callable 07/01/18 @ 100
6.000%, 07/01/38	4,000	2,785
Puerto Rico, Commonwealth, Aqueduct & Sewer Authority, Ser Senior A, RB
Callable 07/01/18 @ 100
6.000%, 07/01/44	3,000	2,078
Puerto Rico, Commonwealth, Ser A, GO
Callable 07/01/20 @ 100
8.000%, 07/01/35	10,000	7,500
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/23 @ 100
7.000%, 07/01/33	1,440	929
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/23 @ 100
7.000%, 07/01/40	1,000	645
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,310	845
Puerto Rico, Electric Power Authority, Ser WW, RB
Callable 07/01/18 @ 100
5.500%, 07/01/38	1,060	684
Puerto Rico, Electric Power Authority, Ser XX, RB
Callable 07/01/20 @ 100
5.750%, 07/01/36	940	606

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2015
City National Rochdale Municipal High Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
Callable 02/01/20 @ 100
5.375%, 08/01/39	$7,000	$2,949
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
Callable 08/01/19 @ 100
6.000%, 08/01/42	3,500	1,479
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
Callable 08/01/19 @ 100
6.500%, 08/01/44	1,250	534
Puerto Rico, Sales Tax Financing, Sub-Ser C, RB
5.250%, 08/01/40	3,000	1,875
Puerto Rico, Sales Tax Financing, Sub-Ser C, RB
Callable 08/01/20 @ 100
5.250%, 08/01/41	1,000	421

Total Puerto Rico		25,728

Total Municipal Bonds
(Cost $623,120)		631,059

Short-Term Investments [8.8%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.010%** ‡	33,108,254	33,108
SEI Daily Income Trust Government Fund, Cl A, 0.010%**	28,172,329	28,173

Total Short-Term Investments
(Cost $61,281)		61,281

Total Investments [99.0%]
(Cost $684,401)		$692,340

Percentages are based on Net Assets of $699,662 (000).

‡	Investment in Affiliate.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $89,234 (000), representing 12.8% of the net assets of the Fund.

(B)	Step Bond — The rate reported is the rate in effect on September 30, 2015. The coupon on a step bond changes on a specific date.
(C)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(D)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax (subject to)

COP — Certificate of Participation

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

A list of open futures contracts held by the Fund at September 30, 2015, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized (Depreciation) ($ Thousands)
U.S. Long Treasury Bond	(89)	Dec-2015	$(58)

For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the inputs used as of September 30, 2015 is valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$631,059	$—	$631,059
Short-Term Investments	61,281	—	—	61,281
Total Investments in Securities	$61,281	$631,059	$—	$692,340

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts* Depreciation	$(58)	$—	$—	$(58)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [89.3%]
Advertising Agencies [1.7%]
MDC Partners
6.750%, 04/01/20(A)	$1,450	$1,432

Aerospace & Defense [1.4%]
LMI Aerospace
7.375%, 07/15/19	400	386
Orbital ATK
5.500%, 10/01/23(A)	450	451
StandardAero Aviation Holdings
10.000%, 07/15/23(A)	400	396

Total Aerospace & Defense		1,233

Air Transportation [0.7%]
CEVA Group
7.000%, 03/01/21(A)	725	642

Airlines [0.1%]
Continental Airlines, Ser 2009-2, Cl B
9.250%, 05/10/17	87	94

Automotive [0.8%]
Midas Intermediate Holdco II
7.875%, 10/01/22(A)	675	658

Banks [0.3%]
Compass Bank
3.875%, 04/10/25	300	280

Broadcasting & Cable [3.8%]
Anixter
5.500%, 03/01/23(A)	450	443
CCO Holdings
5.125%, 05/01/23(A)	450	415
CSC Holdings
5.250%, 06/01/24	200	158
DISH DBS
5.875%, 07/15/22	650	575
5.875%, 11/15/24	100	85
Midcontinent Communications & Midcontinent Finance
6.875%, 08/15/23(A)	250	249
Sirius XM Radio
5.375%, 04/15/25(A)	400	383
Unitymedia GmbH
6.125%, 01/15/25(A)	200	197
Unitymedia Hessen GmbH & KG
5.000%, 01/15/25(A)	400	376
Univision Communications
5.125%, 02/15/25(A)	400	375

Total Broadcasting & Cable		3,256

Building & Construction [1.1%]
Building Materials Corp of America
6.000%, 10/15/25(A)	250	252
Dycom Investments
7.125%, 01/15/21	300	316
Reliance Intermediate Holdings
6.500%, 04/01/23(A)	400	400

Total Building & Construction		968

Business Services [0.8%]
FTI Consulting
6.000%, 11/15/22	700	725

Coal Mining [0.9%]
CONSOL Energy
8.000%, 04/01/23(A)	700	500
5.875%, 04/15/22	450	303

Total Coal Mining		803

Commercial Serv-Finance [0.5%]
WEX
4.750%, 02/01/23(A)	450	430

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Commercial Services [0.1%]
Iron Mountain
6.000%, 10/01/20(A)	$100	$101

Computer Graphics [1.8%]
Epicor Software
9.250%, 05/21/23	1,600	1,552

Computer System Design & Services [1.7%]
Brocade Communications Systems
4.625%, 01/15/23	450	434
NCR
6.375%, 12/15/23	400	392
5.875%, 12/15/21	650	637

Total Computer System Design & Services		1,463

Consumer Products & Services [4.3%]
Central Garden and Pet
8.250%, 03/01/18	1,955	1,982
Spectrum Brands
5.750%, 07/15/25(A)	200	204
Tempur Sealy International
5.625%, 10/15/23(A)	75	75
WMG Acquisition
6.750%, 04/15/22(A)	450	423
6.000%, 01/15/21(A)	993	993

Total Consumer Products & Services		3,677

Containers & Packaging [1.2%]
Berry Plastics Escrow
6.000%, 10/15/22(A)	150	150
Novelis
8.750%, 12/15/20	400	385
Reynolds Group Issuer
7.875%, 08/15/19	500	520

Total Containers & Packaging		1,055

Data Processing/Mgmt [1.1%]
Audatex North America
6.125%, 11/01/23(A)	200	201
6.000%, 06/15/21(A)	300	300
First Data
8.750%, 01/15/22(A) (B)	460	481

Total Data Processing/Mgmt		982

Distribution/Wholesale [0.4%]
VWR Funding
4.625%, 04/15/22(A)	300	316

Diversified Operations [1.0%]
Actuant
5.625%, 06/15/22	300	299
Amsted Industries
5.375%, 09/15/24(A)	250	243
5.000%, 03/15/22(A)	350	345

Total Diversified Operations		887

Drugs [1.4%]
Valeant Pharmaceuticals International
5.500%, 03/01/23(A)	250	237
5.375%, 03/15/20(A)	1,000	972

Total Drugs		1,209

E-Commerce/Services [0.3%]
IAC
4.750%, 12/15/22	250	230

Electric Utilities [1.8%]
AES
7.375%, 07/01/21	750	778
3.283%, 12/01/15(C)	350	333
Terraform Global Operating
9.750%, 08/15/22(A)	500	401

Total Electric Utilities		1,512

Energy & Power [1.9%]
ContourGlobal Power Holdings
7.125%, 06/01/19(A)	1,250	1,253
TerraForm Power Operating
6.125%, 06/15/25(A)	125	108
5.875%, 02/01/23(A)	350	309

Total Energy & Power		1,670

Engines-Internal Combust [1.0%]
Briggs & Stratton
6.875%, 12/15/20	800	864

Enterprise Software/Serv [2.7%]
Information US
6.500%, 05/15/22(A)	1,000	917
5.750%, 08/15/20(A)	300	299

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Open Text
5.625%, 01/15/23(A)	$1,150	$1,141

Total Enterprise Software/Serv		2,357

Entertainment & Gaming [1.4%]
Buffalo Thunder Development Authority
11.000%, 12/09/22(A) (F)	35	24
0.000%, 11/15/29(A) (D) (F)	16	—
Mashantucket Western Pequot Tribe
6.500%, 07/01/36 (F)	85	1
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	250	246
Wynn Las Vegas
5.500%, 03/01/25(A)	1,100	943

Total Entertainment & Gaming		1,214

Financial Services [5.0%]
Credit Acceptance
6.125%, 02/15/21	450	443
Icahn Enterprises
5.875%, 02/01/22	1,150	1,157
Jefferies Finance
7.500%, 04/15/21(A)	1,000	935
7.375%, 04/01/20(A)	495	477
Jefferies LoanCore
6.875%, 06/01/20(A)	450	430
NewStar Financial
7.250%, 05/01/20(A)	300	299
Oxford Finance
7.250%, 01/15/18(A)	450	459
Quicken Loans
5.750%, 05/01/25(A)	150	141

Total Financial Services		4,341

Food, Beverage & Tobacco [3.1%]
Bumble Bee Holdings
9.000%, 12/15/17(A)	923	942
Darling Ingredients
5.375%, 01/15/22	300	294
Le-Nature’s
9.000%, 06/15/13(A) (D) (F)	150	—
Vector Group
7.750%, 02/15/21	1,350	1,427

Total Food, Beverage & Tobacco		2,663

Food-Wholesale/Distrib [0.6%]
KeHE Distributors
7.625%, 08/15/21(A)	450	472

Gas-Distribution [1.1%]
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23(A)	950	986

Gold Mining [0.8%]
Eldorado
6.125%, 12/15/20(A)	800	696

Hotels and Motels [0.2%]
Interval Acquisition
5.625%, 04/15/23(A)	200	197

Industrial [1.2%]
Unifrax I
7.500%, 02/15/19(A)	1,025	1,004

Insurance [2.6%]
American Equity Investment Life Holding
6.625%, 07/15/21	1,050	1,102
Ironshore Holdings US
8.500%, 05/15/20(A)	950	1,116

Total Insurance		2,218

Internet Connectiv Svcs [0.9%]
Cogent Communications Group
5.375%, 03/01/22(A)	300	290
Zayo Group
6.375%, 05/15/25(A)	550	528

Total Internet Connectiv Svcs		818

Internet Infrastr Sftwr [0.2%]
TIBCO Software
11.375%, 12/01/21(A)	150	150

Investment Banker/Broker Dealer [1.0%]
Ares Finance II
5.250%, 09/01/25(A)	350	356
National Financial Partners
9.000%, 07/15/21(A)	500	482

Total Investment Banker/Broker Dealer		838

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Investment Banks [1.4%]
Citigroup
6.300%, 12/29/49(C)	$400	$385
Royal Bank of Scotland Group
1.213%, 12/30/15(C)	800	800

Total Investment Banks		1,185

Machinery [0.8%]
CNH Industrial Capital
3.875%, 07/16/18(A)	250	245
Tempel Steel
12.000%, 08/15/16(A)	500	454

Total Machinery		699

Medical Products & Services [1.6%]
Halyard Health
6.250%, 10/15/22	400	408
Tenet Healthcare
3.786%, 12/15/15(A) (C)	1,000	993

Total Medical Products & Services		1,401

Metals & Mining [0.2%]
Kaiser Aluminum
8.250%, 06/01/20	170	181

Miscellaneous Business Services [0.7%]
ADT
6.250%, 10/15/21	400	412
3.500%, 07/15/22	200	177

Total Miscellaneous Business Services		589

Oil-Field Services [1.1%]
Exterran Holdings
7.250%, 12/01/18	550	539
FTS International
7.783%, 12/01/15(A) (C)	550	407

Total Oil-Field Services		946

Oil-US Royalty Trusts [0.2%]
IronGate Energy Services
11.000%, 07/01/18(A) (F)	275	175

Paper & Related Products [1.9%]
Cascades
5.750%, 07/15/23(A)	200	191
Opal Acquisition
8.875%, 12/15/21(A)	1,500	1,412

Total Paper & Related Products		1,603

Petrochemicals [0.9%]
TPC Group
8.750%, 12/15/20(A)	895	765

Petroleum & Fuel Products [9.5%]
Antero Resources
5.625%, 06/01/23(A)	350	307
5.125%, 12/01/22	350	301
Antero Resources Finance
5.375%, 11/01/21	50	44
Atlas Energy Holdings Operating
9.250%, 08/15/21(F)	725	305
7.750%, 01/15/21(F)	975	409
BreitBurn Energy Partners
7.875%, 04/15/22	1,100	393
Comstock Resources
10.000%, 03/15/20(A)	750	521
Crestwood Midstream Partners
6.125%, 03/01/22	550	476
EP Energy
9.375%, 05/01/20	500	430
6.375%, 06/15/23	400	295
FTS International
6.250%, 05/01/22	450	140
Gibson Energy
6.750%, 07/15/21(A)	300	288
Legacy Reserves
8.000%, 12/01/20	760	547
6.625%, 12/01/21	750	510
Milagro Oil & Gas
10.500%, 05/15/16(D) (F)	400	120
Precision Drilling
6.625%, 11/15/20	475	414
QEP Resources
5.250%, 05/01/23	300	251
Sabine Pass Liquefaction
5.625%, 04/15/23	950	843
SandRidge Energy
8.750%, 06/01/20(A)	400	243
8.125%, 10/15/22	850	183
Ultra Petroleum
5.750%, 12/15/18(A)	700	504

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Unit
6.625%, 05/15/21	$850	$697

Total Petroleum & Fuel Products		8,221

Publishing-Books [1.5%]
McGraw-Hill Global Education Holdings
9.750%, 04/01/21	1,150	1,256

Real Estate [1.0%]
Kennedy-Wilson
5.875%, 04/01/24	850	831

Real Estate Investment Trusts [1.3%]
Corrections Corp of America
5.000%, 10/15/22	250	250
DuPont Fabros Technology
5.625%, 06/15/23	350	352
Hospitality Properties Trust
4.500%, 03/15/25	550	539

Total Real Estate Investment Trusts		1,141

Real Estate Oper/Develop [0.2%]
Greystar Real Estate Partners
8.250%, 12/01/22(A)	200	209

Research and Development [0.2%]
Jaguar Holding II
6.375%, 08/01/23(A)	200	194

Retail [5.4%]
AmeriGas Finance
7.000%, 05/20/22	1,010	1,035
Brunswick
4.625%, 05/15/21(A)	550	546
Carrols Restaurant
8.000%, 05/01/22	200	211
Checkers Drive-In Restaurants
11.000%, 12/01/17(A)	650	691
Ferrellgas
6.750%, 01/15/22	300	279
6.750%, 06/15/23(A)	600	546
6.500%, 05/01/21	50	47
Men’s Wearhouse
7.000%, 07/01/22	300	309
Nathan’s Famous
10.000%, 03/15/20(A) (F)	250	262
NPC International
10.500%, 01/15/20	225	234
Petco Animal Supplies
9.250%, 12/01/18(A)	300	304
PF Chang’s China Bistro
10.250%, 06/30/20(A)	285	277

Total Retail		4,741

Security Brokers & Dealers [1.1%]
Citigroup
5.950%, 10/24/15(C)	200	188
Goldman Sachs Group
5.375%, 10/23/15(C)	300	293
JPMorgan Chase
5.300%, 10/21/15(C)	500	491

Total Security Brokers & Dealers		972

Semi-Conductors [1.5%]
Applied Materials
3.900%, 10/01/25	250	249
Micron Technology
5.250%, 08/01/23(A)	1,150	1,058

Total Semi-Conductors		1,307

Telecommunication Equip [1.3%]
Avaya
7.000%, 04/01/19(A)	850	674
CommScope Technologies Finance
6.000%, 06/15/25(A)	500	480

Total Telecommunication Equip		1,154

Telephones & Telecommunications [4.6%]
Altice US Finance I
5.375%, 07/15/23(A)	350	336
CenturyLink
5.625%, 04/01/25(A)	350	278
Interoute Finco
7.375%, 10/15/20(A)	500	494
Level 3 Financing
5.375%, 05/01/25(A)	850	797
Neptune Finco
6.625%, 10/15/25(A)	300	302
Sirius XM Canada Holdings
5.625%, 04/23/21(A)	600	447
Sprint
7.625%, 02/15/25	250	194
Sprint Communications
9.000%, 11/15/18(A)	400	420

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
UPCB Finance IV
5.375%, 01/15/25(A)	$300	$276
Virgin Media Secured Finance
5.250%, 01/15/26(A)	500	460

Total Telephones & Telecommunications		4,004

Transportation Services [1.2%]
HRG Group
7.875%, 07/15/19	604	627
7.875%, 07/15/19(A)	150	155
Moto Finance
6.375%, 09/01/20(A)	150	229

Total Transportation Services		1,011

Utility [0.8%]
Suburban Propane Partners
5.750%, 03/01/25	250	237
5.500%, 06/01/24	450	416

Total Utility		653

Total Corporate Bonds
(Cost $85,191)		77,231

Loan Participations [8.2%]
Aerospace [0.2%]
TransDigm Inc., Term Loan E
3.500%, 05/13/22	199	196

Automotive [0.6%]
Mavis Tire Supply, Term Loan
6.250%, 11/02/20(F)	550	542

Communications [1.1%]
Numericable, Cov-Lite Term Loan B-5
4.000%, 07/27/22	400	392
Tibco Software, First Lien Term Loan
6.500%, 11/25/20(F)	547	542

Total Communications		934

Computers & Electronics [1.0%]
Advanced Computer, Second Lien Term Loan
10.500%, 01/31/23	400	384
Epicor Software, First Lien Term Loan
4.750%, 06/01/22	499	495

Total Computers & Electronics		879

Financial Services [0.5%]
AlixPartners, First Lien Term Loan
4.500%, 07/22/22	450	448
Lincoln Finance
0.000%, 12/31/15(E) (G)	1,000	—

Total Financial Services		448

Information Technology [0.2%]
Avaya, First Lien Term Loan B-7
6.250%, 05/29/20	194	151

Manufacturing [0.3%]
Pelican Products, Term Loan
9.250%, 04/09/21	250	248

Metals & Mining [0.3%]
Noranda Aluminum, Term Loan
5.750%, 02/24/19	396	267

Oil & Gas [0.4%]
Cactus Wellhead, First Lien Term Loan
7.000%, 07/31/20	347	260
Frac Tech International, Term Loan B
5.750%, 04/16/21	165	50

Total Oil & Gas		310

Professional & Business Services [0.2%]
Intertrust Group, Second Lien Term Loan
8.000%, 04/15/22	200	200

Restaurants [0.6%]
Jack’s Family Restaurants, Cov-Lite Term Loan
5.750%, 06/24/22(F)	550	542

Retail [0.5%]
Hardware Holdings, Term Loan B
6.750%, 03/30/20(F)	396	386

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
Specialty Apparel Stores [0.6%]
Boot Barn, First Lien Term Loan
5.500%, 06/24/21(F)	$549	$543

Telecommunications [1.2%]
Sky Bet, Cov-Lite First Lien Term Loan
6.500%, 02/25/22	650	983

Transportation [0.5%]
CEVA Group, First Lien Term Loan
6.500%, 03/19/21	186	166
Navistar, Tranche B Term Loan
7.000%, 08/17/17	300	293

Total Transportation		459

Total Loan Participations
(Cost $7,434)		7,088

Common Stock [0.6%]
Electronic Equipment & Instruments [0.0%]
CUI *(G)	—	8

Metals & Mining [0.2%]
Mirabela Nickel *(G)	2,465,571	144

Miscellaneous Manufacturing [0.0%]
CEVA Group *	22	14

Printing & Publishing [0.4%]
Houghton Mifflin Harcourt *	16,866	342

Total Common Stock
(Cost $853)		508

Mortgage-Backed Security [0.3%]
SRERS Funding, Ser 2011-RS, Cl A1B1
0.430%, 10/09/15(A) (C)	259	249

Total Mortgage-Backed Security
(Cost $228)		249

Convertible Bond [0.2%]
Metals & Mining [0.2%]
Mirabela Nickel
9.500%, 06/24/19(A) (F) (G)	595	184

Total Convertible Bond
(Cost $595)		184

Preferred Stock [0.0%]
Miscellaneous Manufacturing [0.0%]
CEVA Group 7.000% *	49	30

Total Preferred Stock
(Cost $44)		30

Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Adelphia Recovery Trust *(F) (G)	8,500	—

Total Special Stock
(Cost $9)		—

Short-Term Investments [0.5%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%** ‡	239,494	240
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**	181,146	181

Total Short-Term Investments
(Cost $421)		421

Total Investments [99.1%]
(Cost $94,775)		$85,711

Percentages are based on Net Assets of $86,511 (000).

‡	Investment in Affiliate.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $44,614 (000), representing 51.6% of the net assets of the Fund.

(B)	Payment in Kind Bond.
(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

schedule of investments
September 30, 2015
City National Rochdale High Yield Bond Fund (concluded)

(E)	Unfunded bank loan. Interest rate not available.
(F)	Security is considered illiquid. The total value of such securities as of September 30, 2015, was $3,493 (000) and represented 4.0% of net assets of the Fund.
(G)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2015, was $336 (000) and represented 0.4% of net assets of the Fund.

Cl — Class

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Settlement Date	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Appreciation (Depreciation) (000)
10/7/15	USD	AUD 144	$1
10/7/15	GBP	USD 1,221	6
10/7/15	AUD	USD 142	(2)
10/7/15	CAD	USD 451	2
10/7/15	EUR	USD 329	(1)
			$6

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Appreciation (000)
Bank of America	$(2,281)	$2,287	$6

For the period ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$77,231	$—	$77,231
Loan Participations	—	7,088	—	7,088
Common Stock	342	14	152	508
Mortgage-Backed Security	—	249	—	249
Convertible Bond	—	—	184	184
Preferred Stock	—	30	—	30
Special Stock	—	—	—	—
Short-Term Investments	421	—	—	421
Total Investments in Securities	$763	$84,612	$336	$85,711

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$9	$—	$9
Unrealized Depreciation	—	(3)	—	(3)
Total Other Financial Instruments	$—	$6	$—	$6

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.
(1)

Of the $336 (000) Level 3 securities as of September 30, 2015, all are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable input and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2015:

	Investments in Corporate Bonds (000)	Investments in Common Stock (000)	Investments in Convertible Bonds (000)
Beginning balance as of October 1, 2014	$5	$13	$542
Accrued discounts/ premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	45	(5)	(410)
Purchases	—	—	52
Sales/paydowns	(50)	—	—
Transfers into Level 3	—	144	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2015	$—	$152	$184
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(5)	$(410)

Total (000)
Beginning balance as of October 1, 2014	$560
Accrued discounts/ premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(370)
Purchases	52
Sales/paydowns	(50)
Transfers into Level 3	144
Transfers out of Level 3	—
Ending balance as of September 30, 2015	$336
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(415)

For the year ended September 30, 2015, there have been transfers between Level 2 and Level 3 assets and liabilities.

The transfers between fair values hierarchy levels were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [72.7%]
Consumer Discretionary [4.6%]
AutoZone
3.700%, 04/15/22	$250	$257
2.500%, 04/15/21	1,000	991
Best Buy
3.750%, 03/15/16	300	302
CBS
3.375%, 03/01/22	175	174
Comcast
3.125%, 07/15/22	200	203
Expedia
5.950%, 08/15/20	250	277
Gap
5.950%, 04/12/21	495	536
Harley-Davidson Financial Services, MTN
1.550%, 11/17/17(A)	3,725	3,715
Home Depot
2.625%, 06/01/22	1,000	1,000
Hyundai Capital America
2.600%, 03/19/20(A)	1,000	997
Johnson Controls
5.500%, 01/15/16	100	101
Newell Rubbermaid
2.875%, 12/01/19	2,000	2,018
Scripps Networks Interactive
2.700%, 12/15/16	1,000	1,015
Time Warner Cable
4.125%, 02/15/21	165	170
Toys R Us Property II
8.500%, 12/01/17	1	1
Tupperware Brands
4.750%, 06/01/21	500	523
Viacom
6.250%, 04/30/16	49	50
Yum! Brands
6.250%, 03/15/18	30	33

Total Consumer Discretionary		12,363

Consumer Staples [3.5%]
Avon Products
6.500%, 03/01/19	250	215
Bunge Finance
8.500%, 06/15/19	105	125
5.900%, 04/01/17	100	106
Campbell Soup
8.875%, 05/01/21	350	454
ConAgra Foods
4.950%, 08/15/20	410	448
1.900%, 01/25/18	200	199
CVS Health
3.500%, 07/20/22	2,000	2,066
Dr Pepper Snapple Group
2.900%, 01/15/16	2,200	2,213
JM Smucker
3.000%, 03/15/22(A)	500	498
Kraft Heinz Foods
3.500%, 07/15/22(A)	500	511
PepsiCo
3.100%, 07/17/22	2,620	2,683

Total Consumer Staples		9,518

Energy [3.5%]
Boardwalk Pipelines
5.875%, 11/15/16	146	151
5.750%, 09/15/19	175	185
5.500%, 02/01/17	221	227
BP Capital Markets
3.125%, 10/01/15	145	145
Buckeye Partners
6.050%, 01/15/18	155	163
ConocoPhillips
5.750%, 02/01/19	290	326

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
DCP Midstream
9.750%, 03/15/19(A)	$114	$128
DCP Midstream Operating
3.250%, 10/01/15	120	120
Duke Capital
6.750%, 07/15/18	745	824
Ecopetrol
7.625%, 07/23/19	250	274
Enbridge Energy Partners
5.875%, 12/15/16	191	200
Energy Transfer Partners
9.700%, 03/15/19	330	394
9.000%, 04/15/19	189	222
6.125%, 02/15/17	426	448
3.600%, 02/01/23	200	180
Enterprise Products Operating
6.500%, 01/31/19	140	157
EOG Resources
5.625%, 06/01/19	290	327
FMC Technologies
3.450%, 10/01/22	200	187
Freeport-McMoran Oil & Gas
6.125%, 06/15/19	1,309	1,217
Husky Energy
3.950%, 04/15/22	150	145
Kinder Morgan Energy Partners
5.300%, 09/15/20	125	133
Marathon Oil
6.000%, 10/01/17	150	161
ONEOK Partners
2.000%, 10/01/17	155	154
Panhandle Eastern Pipe Line
7.000%, 06/15/18	396	442
Petrofac
3.400%, 10/10/18(A)	125	123
Plains All American Pipeline
5.875%, 08/15/16	205	213
PPL Energy Supply
6.200%, 05/15/16	105	106
Puget Energy
6.000%, 09/01/21	500	575
Rowan
4.875%, 06/01/22	200	149
Sabine Pass LNG
7.500%, 11/30/16	100	102
Spectra Energy Capital
6.200%, 04/15/18	135	146
Transocean
7.375%, 04/15/18	494	469
6.000%, 03/15/18	500	458
Williams Partners
3.350%, 08/15/22	200	180

Total Energy		9,431

Financials [30.7%]
ACE INA Holdings
5.800%, 03/15/18	300	330
Alleghany
5.625%, 09/15/20	270	303
American Express
0.919%, 05/22/18(B)	3,000	2,996
American Express Credit, MTN
2.800%, 09/19/16	175	178
American Tower
4.000%, 06/01/25	1,800	1,758
Associates Corp of North America
6.950%, 11/01/18	150	171
Axis Specialty Finance
5.875%, 06/01/20	250	283
Bank of America
5.700%, 05/02/17	950	1,003
5.420%, 03/15/17	42	44
Bank of America, MTN
5.650%, 05/01/18	145	158
Bank of Montreal, MTN
1.450%, 04/09/18	340	338
Barclays Bank
5.125%, 01/08/20	100	112
BB&T, MTN
1.600%, 08/15/17	355	357
Bear Stearns
7.250%, 02/01/18	275	308
5.550%, 01/22/17	468	492
Capital One Financial
1.500%, 03/22/18	475	468
Citigroup
6.125%, 05/15/18	140	155
4.500%, 01/14/22	2,000	2,163
CNA Financial
6.950%, 01/15/18	1,076	1,192
Commonwealth Bank of Australia, MTN
5.000%, 10/15/19(A)	150	166
Countrywide Financial, MTN
6.000%, 08/26/20(C)	313	312
Credit Suisse NY, MTN
5.300%, 08/13/19	150	167
Daimler Finance North America
1.875%, 01/11/18(A)	4,200	4,173

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Discover Bank
3.100%, 06/04/20	$1,000	$1,010
ERAC USA Finance
3.300%, 10/15/22(A)	250	250
Ford Motor Credit
4.250%, 02/03/17	2,000	2,067
1.700%, 05/09/16	1,000	1,003
Goldman Sachs Group
6.250%, 09/01/17	550	598
6.150%, 04/01/18	150	165
5.625%, 01/15/17	700	735
5.350%, 01/15/16	250	253
Goldman Sachs Group, MTN
6.000%, 06/15/20	500	575
HCP
4.000%, 06/01/25	2,770	2,714
HSBC Finance
6.676%, 01/15/21	83	97
ING Bank
3.750%, 03/07/17(A)	200	206
Jefferies Group
8.500%, 07/15/19	1,000	1,184
5.500%, 03/15/16	1,000	1,017
JPMorgan Chase
4.950%, 03/25/20	100	110
4.250%, 10/15/20	150	161
3.125%, 01/23/25	4,700	4,536
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(D)	400	41
Macquarie Bank, MTN
2.600%, 06/24/19(A)	4,200	4,223
Marsh & McLennan, MTN
2.550%, 10/15/18	100	102
MetLife
6.817%, 08/15/18	3,500	3,987
Metropolitan Life Global Funding I
3.875%, 04/11/22(A)	125	130
Moody’s
5.500%, 09/01/20	800	904
Morgan Stanley
3.750%, 02/25/23	5,000	5,121
MUFG Americas Holdings
2.250%, 02/10/20	2,000	1,993
NASDAQ OMX Group
5.550%, 01/15/20	1,249	1,375
National Bank of Canada, MTN
1.450%, 11/07/17	750	749
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	156
6.550%, 11/01/18	300	343
Navient, MTN
5.000%, 06/15/18	2	2
Penske Truck Leasing
3.750%, 05/11/17(A)	3,000	3,090
Principal Financial Group
8.875%, 05/15/19	130	159
3.300%, 09/15/22	200	200
Protective Life
6.400%, 01/15/18	250	275
Prudential Financial, MTN
5.375%, 06/21/20	145	163
Silicon Valley Bank
6.050%, 06/01/17	355	377
Simon Property Group
10.350%, 04/01/19	3,500	4,401
State Street
2.550%, 08/18/20	5,000	5,066
SunTrust Banks
6.000%, 09/11/17	254	275
Svenska Handelsbanken, MTN
5.125%, 03/30/20(A)	5,800	6,514
TD Ameritrade Holding
5.600%, 12/01/19	290	332
Toronto-Dominion Bank, MTN
0.864%, 11/05/19(B)	3,100	3,095
Toyota Motor Credit, MTN
2.000%, 09/15/16	100	101
UBS, MTN
7.375%, 06/15/17	388	422
US Bank
2.125%, 10/28/19	4,500	4,533
Volkswagen International Finance
2.375%, 03/22/17(A)	125	123
Wells Fargo Bank
5.750%, 05/16/16	100	103
Wilmington Trust
8.500%, 04/02/18	315	362

Total Financials		83,025

Health Care [1.3%]
Actavis
3.250%, 10/01/22	500	488
Laboratory Corp of America Holdings
3.200%, 02/01/22	2,530	2,518

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
UnitedHealth Group
4.700%, 02/15/21	$200	$223
1.625%, 03/15/19	250	248

Total Health Care		3,477

Industrials [5.3%]
Carlisle
3.750%, 11/15/22	250	250
CNH America
7.250%, 01/15/16	388	392
Eaton
8.875%, 06/15/19	125	152
Embraer Overseas
5.696%, 09/16/23(A)	520	515
GATX
6.000%, 02/15/18	170	185
General Electric Capital, MTN
6.000%, 08/07/19	410	474
5.625%, 09/15/17	300	327
5.300%, 02/11/21	3,500	4,026
4.375%, 09/16/20	150	166
IDEX
4.200%, 12/15/21	250	264
Joy Global
6.000%, 11/15/16	500	515
Lennox International
4.900%, 05/15/17	250	261
NuStar Logistics
8.150%, 04/15/18	250	267
4.800%, 09/01/20	200	191
Owens Corning
6.500%, 12/01/16	36	38
PACCAR Financial, MTN
1.750%, 08/14/18	4,000	4,020
Penske Truck Leasing
4.875%, 07/11/22(A)	200	213
4.250%, 01/17/23(A)	300	306
3.375%, 03/15/18(A)	250	257
2.500%, 03/15/16(A)	500	503
Republic Services
3.550%, 06/01/22	250	256
Roper Industries
3.125%, 11/15/22	200	197
1.850%, 11/15/17	250	251
Xylem
3.550%, 09/20/16	200	204

Total Industrials		14,230

Information Technology [8.6%]
Apple
0.561%, 02/07/20(B)	7,238	7,191
Arrow Electronics
6.875%, 06/01/18	400	438
Avnet
6.625%, 09/15/16	128	134
Fiserv
3.500%, 10/01/22	250	253
2.700%, 06/01/20	2,000	2,016
KLA-Tencor
4.650%, 11/01/24	2,500	2,498
Lexmark International
5.125%, 03/15/20	2,250	2,350
Nokia
5.375%, 05/15/19	950	1,000
Oracle
2.500%, 05/15/22	5,000	4,927
Texas Instruments
1.650%, 08/03/19	295	294
Western Union
5.253%, 04/01/20	2,000	2,194

Total Information Technology		23,295

Materials [5.6%]
Airgas
2.900%, 11/15/22	250	240
AngloGold Ashanti Holdings
5.375%, 04/15/20	1,317	1,240
ArcelorMittal
10.600%, 06/01/19	200	216
6.125%, 06/01/18	800	784
Avery Dennison
5.375%, 04/15/20	405	445
Cabot
5.000%, 10/01/16	300	311
Glencore Canada
6.000%, 10/15/15	1,192	1,192
5.500%, 06/15/17	1,010	943
Glencore Funding
1.700%, 05/27/16(A)	1,500	1,425
1.649%, 01/15/19(A) (B)	2,000	1,635
Kinross
5.125%, 09/01/21	303	264
Rio Tinto Finance USA
6.500%, 07/15/18	100	111
3.750%, 06/15/25	5,780	5,638
Vale Overseas
5.625%, 09/15/19	505	507

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Worthington Industries
6.500%, 04/15/20	$250	$284

Total Materials		15,235

REITs [2.5%]
BioMed Realty
3.850%, 04/15/16	500	505
Boston Properties
5.875%, 10/15/19	140	159
Common Wealth REIT
5.875%, 09/15/20	105	115
DDR
4.625%, 07/15/22	250	262
Equity One
3.750%, 11/15/22	250	245
Highwoods Realty
3.625%, 01/15/23	200	201
HRPT Properties Trust
6.650%, 01/15/18	300	322
Liberty Property, MTN
7.500%, 01/15/18	177	197
National Retail Properties
6.875%, 10/15/17	300	329
3.800%, 10/15/22	350	355
Prologis
6.875%, 03/15/20	101	114
3.350%, 02/01/21	2,200	2,230
Realty Income
5.950%, 09/15/16	129	134
3.250%, 10/15/22	200	195
Senior Housing Properties Trust
6.750%, 12/15/21	500	573
4.300%, 01/15/16	500	501
Washington Real Estate Investment Trust
3.950%, 10/15/22	250	252
Welltower
4.950%, 01/15/21	155	169

Total REITs		6,858

Shipping & Transportation [0.1%]
Federal Express 1998 Pass-Through Trust
7.020%, 01/15/16	197	199

Telecommunication Services [4.2%]
America Movil
3.125%, 07/16/22	4,000	3,884
AT&T
5.600%, 05/15/18	310	339
CenturyLink
6.450%, 06/15/21	355	325
5.800%, 03/15/22	250	214
COX Communications
7.250%, 11/15/15	231	233
COX Communications, MTN
6.850%, 01/15/18	224	243
Deutsche Telekom International Finance BV
6.000%, 07/08/19	50	57
Qwest
6.500%, 06/01/17	100	107
Telefonica Emisiones SAU
6.421%, 06/20/16	275	285
6.221%, 07/03/17	286	309
5.462%, 02/16/21	115	128
5.134%, 04/27/20	300	331
3.992%, 02/16/16	500	505
Verizon Communications
4.600%, 04/01/21	4,100	4,422

Total Telecommunication Services		11,382

Utilities [2.8%]
AmeriGas Partners
6.500%, 05/20/21	477	479
Arizona Public Service
6.250%, 08/01/16	44	46
British Transco Finance
6.625%, 06/01/18	128	145
Cleveland Electric Illuminating
7.880%, 11/01/17	10	11
5.700%, 04/01/17	6	6
Entergy Mississippi
6.640%, 07/01/19	540	628
Entergy Texas
7.125%, 02/01/19	190	220
Exelon Generation
6.200%, 10/01/17	2,125	2,305
Jersey Central Power & Light
5.625%, 05/01/16	265	271
Korea Electric Power
6.750%, 08/01/27	75	95
National Fuel Gas
4.900%, 12/01/21	500	526
Nisource Capital Markets, MTN
7.860%, 03/27/17	163	175

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Northern Indiana Public Service, MTN
7.590%, 06/12/17	$440	$476
ONEOK
4.250%, 02/01/22	294	254
Pennsylvania Electric
6.625%, 04/01/19	15	17
PPL Energy Supply
5.700%, 10/15/15	75	75
Puget Energy
5.625%, 07/15/22	250	281
Puget Sound Energy, MTN
6.740%, 06/15/18	57	63
Southwestern Electric Power
5.875%, 03/01/18	581	638
3.550%, 02/15/22	500	510
Southwestern Public Service
8.750%, 12/01/18	250	301
Xcel Energy
5.613%, 04/01/17	10	11

Total Utilities		7,533

Total Corporate Bonds
(Cost $195,762)		196,546

U.S. Government Agency Obligations [6.0%]
FHLMC
1.750%, 05/30/19	3,000	3,061
1.000%, 09/29/17	660	664
FNMA
5.000%, 03/15/16	4,700	4,802
1.875%, 09/18/18	150	154
1.625%, 11/27/18	6,000	6,107
1.375%, 11/15/16	460	464
1.125%, 04/27/17	470	474
0.875%, 05/21/18	350	350

Total U.S. Government Agency Obligations
(Cost $15,863)		16,076

U.S. Treasury Obligations [4.8%]
U.S. Treasury Notes
2.750%, 02/15/19	845	892
2.625%, 11/15/20	425	449
2.375%, 07/31/17	1,010	1,043
2.250%, 11/15/24	4,500	4,584
2.000%, 02/15/25	2,300	2,291
1.750%, 10/31/18	610	625
1.250%, 04/30/19	2,375	2,388

Description	Face Amount (000)/Shares	Value (000)
0.875%, 07/31/19	$815	$806

Total U.S. Treasury Obligations
(Cost $13,023)		13,078

Municipal Bonds [3.5%]
California [0.6%]
State of California Department of Water Resources Power Supply Revenue, Ser L
Callable 05/01/20 @ 100
5.000%, 05/01/21	1,315	1,525

Florida [1.4%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	3,870	3,905

Illinois [1.5%]
Illinois Municipal Electric Agency, Ser A, NATL
Pre-Refunded @ 100
5.125%, 02/01/17(E)	3,865	4,102

Total Municipal Bonds
(Cost $9,465)		9,532

Preferred Stock [2.9%]
Financials [1.0%]
BB&T 5.625%	10,000	248
Citigroup 5.800%	10,000	249
Goldman Sachs Group 5.950%	25,000	624
HSBC Holdings 8.000%	30,000	765
JPMorgan Chase 5.500%	20,000	483
Prudential Financial 5.750%	10,000	252

Total Financials		2,621

Industrials [0.3%]
Pitney Bowes 6.700%	10,000	261
Stanley Black & Decker 5.750%	20,000	510

Total Industrials		771

REITs [1.2%]
Digital Realty Trust 6.625%	10,000	253
Kimco Realty 5.500%	10,000	242
National Retail Properties 6.625%	20,000	507
Realty Income 6.625%	20,000	514
Senior Housing Properties Trust 5.625%	52,500	1,288

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Vornado Realty Trust 5.700%	20,000	$483

Total REITs		3,287

Telecommunication Services [0.2%]
Telephone & Data Systems 5.875%	30,000	719

Utilities [0.2%]
SCE Trust I 5.625%	20,000	490

Total Preferred Stock
(Cost $7,904)		7,888

Asset-Backed Securities [2.2%]
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	$91	95
BT SPE (Acquired 07/06/11, Acquisition Cost $1,102,589)
9.250%, 06/06/16 (F)(G)(H)	625	560
Carmax Auto Owner Trust, Ser 2014-2, Cl A3
0.980%, 01/15/19	5,350	5,351
Cityscape Home Equity Loan Trust Series, Ser 1997-C, Cl A4
7.000%, 07/25/28 (D)	5	—
Conseco Financial, Ser 1997-7, Cl A6
6.760%, 07/15/28	16	16
Contimortgage Home Equity Loan Trust, Ser 1997-2, Cl A9
7.090%, 04/15/28	–	—
GMACM Mortgage Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	13	13

Total Asset-Backed Securities
(Cost $6,099)		6,035

U.S. Government Mortgage-Backed Obligations [2.0%]
FHLMC, Pool 1B2677
2.416%, 01/01/35(B)	6	6
FHLMC, Pool 1B2683
2.436%, 01/01/35(B)	4	4
FHLMC, Pool 1B2692
2.364%, 12/01/34(B)	11	12
FHLMC, Pool A93505
4.500%, 08/01/40	39	42
FHLMC, Pool A93996
4.500%, 09/01/40	58	63

Description	Face Amount (000)	Value (000)
FHLMC, Pool C03490
4.500%, 08/01/40	$303	$329
FHLMC, Pool C09015
3.000%, 10/01/42	218	222
FHLMC, Pool C20300
6.500%, 01/01/29	4	4
FHLMC, Pool E01280
5.000%, 12/01/17	2	3
FHLMC, Pool G02940
5.500%, 05/01/37	10	11
FHLMC, Pool G04222
5.500%, 04/01/38	17	19
FHLMC, Pool G04913
5.000%, 03/01/38	66	72
FHLMC, Pool G08003
6.000%, 07/01/34	17	20
FHLMC, Pool G11431
6.000%, 08/01/18	1	1
FHLMC, Pool G11880
5.000%, 12/01/20	12	13
FHLMC, Pool G18124
6.000%, 06/01/21	9	10
FHLMC, Pool J19197
3.000%, 05/01/27	150	156
FHLMC, Pool Q08998
3.500%, 06/01/42	180	188
FHLMC, Pool Q10378
3.000%, 08/01/42	209	212
FHLMC, Ser 2004-2804, Cl VC, Pool FHR 2804 VC
5.000%, 07/15/21	87	92
FHLMC Multifamily Structured Pass Through Certificates, Ser K003, Cl A4
5.053%, 01/25/19	150	166
FHLMC Multifamily Structured Pass Through Certificates, Ser K704, Cl A2
2.412%, 08/25/18	400	411
FHLMC Multifamily Structured Pass Through Certificates, Ser K705, Cl A2
2.303%, 09/25/18	200	205
FHLMC Multifamily Structured Pass Through Certificates, Ser K708, Cl A2
2.130%, 01/25/19	300	307
FNMA, Pool 252570
6.500%, 07/01/29	5	6
FNMA, Pool 253183
7.500%, 04/01/30	1	1

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FNMA, Pool 253398
8.000%, 08/01/30	$2	$2
FNMA, Pool 254545
5.000%, 12/01/17	6	7
FNMA, Pool 254685
5.000%, 04/01/18	6	6
FNMA, Pool 254949
5.000%, 11/01/33	13	14
FNMA, Pool 255814
5.500%, 08/01/35	22	25
FNMA, Pool 303168
9.500%, 02/01/25	2	2
FNMA, Pool 725424
5.500%, 04/01/34	20	22
FNMA, Pool 735060
6.000%, 11/01/34	13	14
FNMA, Pool 735228
5.500%, 02/01/35	11	12
FNMA, Pool 735230
5.500%, 02/01/35	26	30
FNMA, Pool 745275
5.000%, 02/01/36	106	116
FNMA, Pool 745418
5.500%, 04/01/36	121	136
FNMA, Pool 827223
2.090%, 04/01/35(B)	55	58
FNMA, Pool 844809
5.000%, 11/01/35	49	55
FNMA, Pool AD0454
5.000%, 11/01/21	24	25
FNMA, Pool AD8522
4.000%, 08/01/40	43	46
FNMA, Pool AE0828
3.500%, 02/01/41	329	345
FNMA, Pool AH0621
3.500%, 01/01/41	79	83
FNMA, Pool AJ1407
4.000%, 09/01/41	68	73
FNMA, Pool AJ7689
4.000%, 12/01/41	225	240
FNMA, Pool AK0971
3.000%, 02/01/27	141	148
FNMA, Pool AO2970
3.000%, 05/01/42	199	202
FNMA, Pool AO4137
3.500%, 06/01/42	194	203
FNMA, Pool MA1277
2.500%, 12/01/27	133	137
FNMA REMIC Trust, Ser 2004-W6, Cl 1A6
5.500%, 07/25/34	42	42

Description	Face Amount (000)/Shares	Value (000)
GNMA, Pool 780315
9.500%, 12/15/17	$1	$1
GNMA, Pool G2 4696
4.500%, 05/20/40	141	153
GNMA, Pool G2 4747
5.000%, 07/20/40	54	60
GNMA, Pool G2 4923
4.500%, 01/20/41	79	86
GNMA, Pool G2 MA0155
4.000%, 06/20/42	190	204
GNMA, Pool G2 MA0392
3.500%, 09/20/42	215	226

Total U.S. Government Mortgage-Backed Obligations
(Cost $5,151)		5,348

Closed-End Fund [1.9%]
Stone Ridge Reinsurance Risk Premium Interval Fund(F)	490,196	5,201

Total Closed-End Fund
(Cost $5,000)		5,201

Foreign Government Bonds [1.3%]
Hashemite Kingdom of Jordan Government AID Bond
2.578%, 06/30/22	3,000	3,100
Mexico Government International Bond, MTN
5.125%, 01/15/20	100	110
Province of Newfoundland and Labrador Canada
7.320%, 10/13/23	100	126
Province of Quebec Canada, MTN
7.380%, 04/09/26(C)	100	132

Total Foreign Government Bonds
(Cost $3,353)		3,468

Commercial Mortgage-Backed Obligations [0.4%]
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	125	129
GS Mortgage Securities II, Ser GCJ9, Cl A3
2.773%, 11/10/45	275	277
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/46	150	152

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C6, Cl A4
2.858%, 11/15/45	$275	$278
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl A2
2.900%, 10/29/20	190	191
NCUA Guaranteed Notes Trust, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	8	8

Total Commercial Mortgage-Backed Obligations
(Cost $1,035)		1,035

Residential Mortgage-Backed Securities [0.0%]
Banc of America Alternative Loan Trust, Ser 2004-2, Cl 5A1
5.500%, 03/25/19	17	18
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(B)	2	2
Residential Accredit Loans, Ser 2004-QS5, Cl A5
4.750%, 04/25/34	5	5
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	10	10
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(B)	28	27
WaMu Mortgage Pass-Through Certificates Series Trust, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	28	29

Total Residential Mortgage-Backed Securities
(Cost $91)		91

Description	Shares	Value (000)
Short-Term Investments [1.5%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.010%**‡	2,030,440	$2,031
SEI Daily Income Trust Government Fund, Cl A, 0.030%**	2,030,440	2,030

Total Short-Term Investments
(Cost $4,061)		4,061

Total Investments [99.2%]
(Cost $266,807)		$268,359

Percentages are based on Net Assets of $270,587 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $29,701 (000), representing 11.0% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(C)	Step Bond — The rate reported is the rate in effect on September 30, 2015. The coupon on a step bond changes on a specific date.
(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(E)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(F)	Security is considered illiquid. The total market value of such security as of September 30, 2015 was $5,761 (000) and represented 2.1% of net assets of the Fund.
(G)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2015 was $560 (000) and represented 0.2% of net assets of the Fund.

(H)	Security is considered restricted. The total market value of such security as of September 30, 2015 was $560 (000) and represented 0.2% of net assets of the Fund.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

schedule of investments
September 30, 2015
City National Rochdale Intermediate Fixed Income Fund (concluded)

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

NCUA — National Credit Union Administration

NY — New York

RB — Revenue Bond

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

SPE — Special Purpose Entity

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$196,546	$—	$196,546
U.S. Government Agency Obligations	—	16,076	—	16,076
U.S. Treasury Obligations	—	13,078	—	13,078
Municipal Bonds	—	9,532	—	9,532
Preferred Stock	7,888	—	—	7,888
Asset-Backed Securities	—	5,475	560	6,035
U.S. Government Mortgage-Backed Obligations	—	5,348	—	5,348
Closed-End Fund	5,201	—	—	5,201
Foreign Government Bonds	—	3,468	—	3,468
Commercial Mortgage-Backed Obligations	—	1,035	—	1,035
Residential Mortgage-Backed Securities	—	91	—	91
Short-Term Investments	4,061	—	—	4,061
Total Investments in Securities	$17,150	$250,649	$560	$268,359

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2015:

Investments in Asset-Backed Securities
Beginning balance as of October 1, 2014	$807
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(16)
Purchases	—
Sales/paydowns	(231)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2015	$560
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(16)

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 investments as of September 30, 2015. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2015 (000)	Valuation Techniques
BT SPE	$560	Discounted Cash Flow Model based on actual collection level and experienced defaults

Observable Inputs
Cumulated Collections
Cumulated Defaults
Annualized Default Rate
Cumulated Default Rate
Pace of Collection Pace of Defaults
Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increased and decreased in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the period ended September 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the period ended September 30, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [47.4%]
Advertising Sales [0.2%]
Lamar Media
5.875%, 02/01/22	$525	$546
5.375%, 01/15/24	475	480
5.000%, 05/01/23	450	443
Outfront Media Capital
5.875%, 03/15/25	675	687
5.625%, 02/15/24	275	279
5.625%, 02/15/24(A)	325	329
5.250%, 02/15/22	300	300

Total Advertising Sales		3,064

Aerospace & Defense [0.2%]
Accudyne Industries Borrower
7.750%, 12/15/20(A)	900	781
KLX
5.875%, 12/01/22(A)	600	584
TransDigm
7.500%, 07/15/21	100	104
6.500%, 07/15/24	875	822
6.500%, 05/15/25(A)	425	399
6.000%, 07/15/22	950	886
5.500%, 10/15/20	350	334

Total Aerospace & Defense		3,910

Agricultural [0.1%]
Avangardco Investments Public
10.000%, 10/29/15	1,250	532
Mriya Agro Holding
9.450%, 04/19/18(B)	1,195	179
UKRLANDFARMING
10.875%, 03/26/18	2,760	1,160

Total Agricultural		1,871

Airlines [0.2%]
Avianca Holdings
8.375%, 05/10/20	1,300	1,099
SriLankan Airlines
5.300%, 06/27/19	1,500	1,444

Total Airlines		2,543

Airport Develop/Maint [0.1%]
Aeropuertos Dominicanos Siglo XXI
9.750%, 11/13/19	1,840	1,822

Applications Software [0.1%]
Emdeon
11.000%, 12/31/19	525	559
6.000%, 02/15/21(A)	500	483
Nuance Communications
5.375%, 08/15/20(A)	900	898

Total Applications Software		1,940

Auto Rent & Lease [0.3%]
CAR
6.125%, 02/04/20	2,000	1,980
6.000%, 02/11/21	200	191
Hertz
6.750%, 04/15/19	575	585
6.250%, 10/15/22	1,025	1,027
United Rentals North America
6.125%, 06/15/23	575	573
5.750%, 11/15/24	175	168
5.500%, 07/15/25	1,200	1,122
4.625%, 07/15/23	325	315

Total Auto Rent & Lease		5,961

Auto/Trk Prts and Equip-Repl [0.2%]
JB Poindexter
9.000%, 04/01/22(A)	725	763
UCI International
8.625%, 02/15/19(G) (I)	1,275	1,020

Total Auto/Trk Prts and Equip-Repl		1,783

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Automotive [0.0%]
General Motors
4.000%, 04/01/25	$700	$664

Autoparts [0.8%]
Affinia Group
7.750%, 05/01/21	1,325	1,391
American Axle & Manufacturing
7.750%, 11/15/19	600	660
6.625%, 10/15/22	675	678
6.250%, 03/15/21	275	274
International Automotive Components Group
9.125%, 06/01/18(A)	900	914
Lear
5.250%, 01/15/25	200	196
4.750%, 01/15/23	1,400	1,372
Metalsa
4.900%, 04/24/23	1,000	860
MPG Holdco I
7.375%, 10/15/22	1,000	1,040
Nexteer Automotive Group
5.875%, 11/15/21	1,000	975
Omega US Sub
8.750%, 07/15/23(A)	550	486
Schaeffler Finance BV
4.750%, 05/15/21(A)	625	616
4.750%, 05/15/23(A)	800	772
Schaeffler Finance BV, MTN
4.250%, 05/15/21(A)	375	360
Schaeffler Holding Finance BV
6.875%, 08/15/18(A) (F)	850	877
6.750%, 11/15/22(A) (F)	575	618
Stackpole International Intermediate
7.750%, 10/15/21(A)	950	1,033
Tenneco
5.375%, 12/15/24	625	641
ZF North America Capital
4.750%, 04/29/25(A)	750	687

Total Autoparts		14,450

Banks [4.9%]
Access Bank, MTN
9.250%, 06/24/21(D)	3,695	3,113
African Bank, MTN
8.125%, 02/24/17	1,329	1,124
Agricola Senior Trust
6.750%, 06/18/20	2,000	1,982
AK BARS Bank Via AK BARS Luxembourg
8.000%, 08/06/18	3,250	3,257
Banco BMG
9.950%, 11/05/19	950	845
8.000%, 04/15/18	1,000	925
Banco do Brasil
9.250%, 10/29/49(D)	500	300
8.500%, 10/29/49(D)	2,500	2,012
Bank of Ceylon
6.875%, 05/03/17	500	513
Bank of Georgia JSC, MTN
7.750%, 07/05/17	2,200	2,264
Bank of Moscow Via Kuznetski Capital
0.000%, 11/25/15(D) (E)	2,500	2,501
BMCE Bank
6.250%, 11/27/18	500	516
CIT Group
5.250%, 03/15/18	875	899
5.000%, 05/15/17	625	641
5.000%, 08/01/23	1,175	1,168
Commercial Bank Privatbank JSC Via Standard Bank
5.799%, 02/09/16(D)	370	210
Credit Bank of Moscow Via CBOM Finance
8.700%, 11/13/18	1,685	1,513
7.700%, 02/01/18	1,540	1,516
Development Bank of Mongolia, MTN
5.750%, 03/21/17	940	888
Eastern and Southern African Trade and Development Bank, MTN
6.375%, 12/06/18	3,200	3,236
FBN Finance
8.250%, 08/07/20	2,590	2,041
FBN Finance BV
8.000%, 07/23/21(D)	4,828	3,645
Finansbank
6.250%, 04/30/19	2,000	2,004
ForteBank JSC
11.750%, 12/15/24	2,230	2,130
Gazprombank Via GBP Eurobond Finance
7.496%, 12/28/23(D)	1,000	840
Halyk Savings Bank of Kazakhstan JSC
7.250%, 05/03/17	1,000	1,012
7.250%, 01/28/21	1,625	1,652

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
ICBC Standard Bank, MTN
8.125%, 12/02/19	$3,064	$3,279
International Bank of Azerbaijan
5.625%, 06/11/19	2,900	2,588
International Bank of Azerbaijan Via Rubrika Finance, MTN
7.200%, 10/31/16	500	493
Kaspi Bank JSC
9.875%, 10/28/16	2,305	2,317
Kazkommertsbank
8.500%, 05/11/18	2,280	2,155
Kazkommertsbank JSC
6.765%, 07/27/16(D) (E)	4,000	3,770
5.500%, 12/21/22	4,448	3,211
Kazkommertsbank JSC, MTN
8.000%, 11/03/15	1,940	1,918
7.500%, 11/29/16	2,205	2,027
6.875%, 02/13/17	2,410	2,500
National Savings Bank
8.875%, 09/18/18	1,800	1,908
NDR Finance
8.000%, 06/22/17(D) (G) (I)	721	51
Oschadbank Via SSB #1
0.000%, 03/10/23(E)	5,250	4,528
0.000%, 03/20/25(E)	530	451
Privatbank CJSC Via UK SPV Credit Finance, MTN
10.250%, 01/15/16	300	213
Renaissance Capital Via Renaissance Consumer Funding
13.500%, 06/21/18	1,624	1,364
Russian Standard Bank Via Russian Standard Finance, MTN
10.750%, 04/10/18	1,380	386
Sberbank of Russia Via SB Capital
5.500%, 02/26/24(B)	2,000	1,695
Trade & Development Bank of Mongolia, MTN
9.375%, 05/19/20	1,750	1,706
VTB Bank Via VTB Capital
6.950%, 10/17/22	1,000	880

Total Banks		80,187

Batteries/Battery Sys [0.0%]
EnerSys
5.000%, 04/30/23(A)	450	436

Broadcasting & Cable [1.7%]
AMC Networks
7.750%, 07/15/21	600	635
4.750%, 12/15/22	325	306
Anixter
5.625%, 05/01/19	600	629
5.500%, 03/01/23(A)	350	345
5.125%, 10/01/21	300	298
Belden
5.500%, 09/01/22(A)	1,050	1,016
5.250%, 07/15/24(A)	550	509
CCO Holdings
7.375%, 06/01/20	300	312
6.625%, 01/31/22	650	655
5.875%, 05/01/27(A)	200	185
5.750%, 09/01/23	525	503
5.750%, 01/15/24	425	406
5.375%, 05/01/25(A)	250	228
5.250%, 03/15/21	675	665
5.125%, 02/15/23	500	461
Cequel Communications Holdings I
6.375%, 09/15/20(A)	225	212
5.125%, 12/15/21(A)	750	660
Clear Channel Communications
9.000%, 03/01/21	1,150	966
Clear Channel Worldwide Holdings
6.500%, 11/15/22	2,000	2,007
Columbus International
7.375%, 03/30/21	3,410	3,529
DISH DBS
5.875%, 07/15/22	2,425	2,146
5.000%, 03/15/23	100	84
Gray Television
7.500%, 10/01/20	1,150	1,179
LIN Television
6.375%, 01/15/21	175	182
5.875%, 11/15/22(A)	650	645
Nexstar Broadcasting
6.125%, 02/15/22(A)	875	864
Numericable Group
6.250%, 05/15/24(A)	575	554
6.000%, 05/15/22(A)	800	771
Sinclair Television Group
5.625%, 08/01/24(A)	1,775	1,613
Tribune Media
5.875%, 07/15/22(A)	1,250	1,213
Unitymedia Hessen GmbH & KG
5.500%, 01/15/23(A)	525	524

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Unitymedia KabelBW GmbH
6.125%, 01/15/25(A)	$1,325	$1,308
VTR Finance BV
6.875%, 01/15/24	2,610	2,369
Ziggo Bond Finance BV
5.875%, 01/15/25(A)	275	252

Total Broadcasting & Cable		28,231

Building & Construction [2.0%]
Allegion US Holding
5.750%, 10/01/21	550	564
Building Materials Corp of America
6.000%, 10/15/25(A)	425	429
Cemex
7.250%, 01/15/21	765	763
6.500%, 12/10/19	2,155	2,139
5.875%, 03/25/19	970	946
CEMEX Espana
9.875%, 04/30/19	1,590	1,709
Cemex Finance
9.375%, 10/12/22	4,885	5,196
China Shanshui Cement Group
7.500%, 03/10/20	3,450	3,053
CPG Merger Sub
8.000%, 10/01/21(A)	375	378
Dry Mix Solutions Investissements SAS
4.212%, 06/15/21(D)	3,000	3,148
Elementia
5.500%, 01/15/25	300	282
Grupo Cementos de Chihuahua
8.125%, 02/08/20	915	950
Kerneos Corporate SAS
4.717%, 03/01/21(D)	2,000	2,215
Masonite International
5.625%, 03/15/23(A)	500	510
NCI Building Systems
8.250%, 01/15/23(A)	800	838
Nortek
8.500%, 04/15/21	1,350	1,417
Saderea, MTN
12.500%, 11/30/26(G) (I)	2,938	2,577
USG
7.875%, 03/30/20(A)	250	263
5.875%, 11/01/21(A)	650	674
5.500%, 03/01/25(A)	400	399
West China Cement
6.500%, 09/11/19	2,000	1,950
Wise Metals Intermediate Holdings
9.750%, 06/15/19(A)	525	505
Yuksel Insaat
9.500%, 11/10/15	1,465	718

Total Building & Construction		31,623

Building & Construction Supplies [0.1%]
Signode Industrial Group Lux
6.375%, 05/01/22(A)	1,750	1,654

Building-Heavy Construct [0.3%]
Empresas ICA
8.900%, 02/04/21	2,209	1,110
8.875%, 05/29/24	3,620	1,584
Pratama Agung Pte
6.250%, 02/24/20	2,500	2,364

Total Building-Heavy Construct		5,058

Business Services [0.0%]
CoreLogic
7.250%, 06/01/21	675	705

Chemicals [0.5%]
Ashland
4.750%, 08/15/22	950	890
Axiall
4.875%, 05/15/23	100	84
Celanese US Holdings
4.625%, 11/15/22	375	353
Eagle Spinco
4.625%, 02/15/21	175	148
Eco Services Operations
8.500%, 11/01/22(A)	475	423
Hexion US Finance
8.875%, 02/01/18	1,625	1,300
Huntsman International
5.125%, 11/15/22(A)	475	407
4.875%, 11/15/20	900	782
Ineos Finance
4.000%, 05/01/23	1,000	1,022
Novacap International SAS, MTN
4.977%, 05/01/19(D)	1,000	1,109
Platform Specialty
6.500%, 02/01/22	1,625	1,398

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
WR Grace & -Conn
5.625%, 10/01/24(A)	$325	$319
5.125%, 10/01/21(A)	225	222

Total Chemicals		8,457

Coal Mining [0.5%]
Berau Coal Energy
7.250%, 03/13/17	3,935	1,377
Indo Energy Finance II BV
6.375%, 01/24/23	3,815	1,602
Mongolian Mining, MTN
8.875%, 03/29/17	12,398	4,959
New World Resources
8.000%, 04/07/20	897	552

Total Coal Mining		8,490

Coatings/Paint [0.1%]
US Coatings Acquisition
7.375%, 05/01/21(A)	1,300	1,370

Commercial Serv-Finance [0.3%]
Igloo Holdings
8.250%, 12/15/17(A) (F)	975	980
Interactive Data
5.875%, 04/15/19(A)	1,350	1,346
TMF Group Holding BV
5.342%, 12/01/18(D)	1,000	1,124

Total Commercial Serv-Finance		3,450

Commercial Services [0.3%]
Allegion
5.875%, 09/15/23	175	179
Anna Merger Sub
7.750%, 10/01/22(A)	2,050	1,940
BC Luxco 1
7.375%, 01/29/20	2,470	2,322
Iron Mountain
6.000%, 10/01/20(A)	125	126
5.750%, 08/15/24	725	700

Total Commercial Services		5,267

Communication & Media [0.0%]
Ottawa Holdings Pte
5.875%, 05/16/18	1,500	623

Computer Graphics [0.1%]
Southern Graphics
8.375%, 10/15/20(A)	1,375	1,375

Computer Software [0.1%]
Italics Merger Sub
7.125%, 07/15/23(A)	1,175	1,122
SS&C Technologies Holdings
5.875%, 07/15/23(A)	800	814

Total Computer Software		1,936

Computer System Design & Services [0.3%]
Compiler Finance Sub
7.000%, 05/01/21(A)	800	480
IHS
5.000%, 11/01/22	550	529
NCR
6.375%, 12/15/23	350	343
5.875%, 12/15/21	400	392
5.000%, 07/15/22	800	758
4.625%, 02/15/21	250	239
SunGard Data Systems
6.625%, 11/01/19	1,800	1,859

Total Computer System Design & Services		4,600

Consumer Products & Services [0.5%]
First Quality Finance
4.625%, 05/15/21(A)	1,200	1,116
Prestige Brands
8.125%, 02/01/20	475	497
5.375%, 12/15/21(A)	1,125	1,097
Serta Simmons Holdings
8.125%, 10/01/20(A)	1,950	2,045
ServiceMaster
7.450%, 08/15/27	225	226
7.100%, 03/01/18	475	480
Spectrum Brands
6.125%, 12/15/24(A)	575	592
5.750%, 07/15/25(A)	800	816
Tempur Sealy International
5.625%, 10/15/23(A)	475	477

Total Consumer Products & Services		7,346

Containers & Packaging [1.1%]
Ardagh Packaging Finance
9.125%, 10/15/20(A)	2,200	2,294
6.750%, 01/31/21(A)	200	200
6.000%, 06/30/21(A)	175	167

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Ball
5.250%, 07/01/25	$1,225	$1,207
4.000%, 11/15/23	825	771
Berry Plastics
5.500%, 05/15/22	2,075	2,018
5.125%, 07/15/23	575	542
Berry Plastics Escrow
6.000%, 10/15/22(A)	400	401
BWAY Holding
9.125%, 08/15/21(A)	1,550	1,496
Crown Americas
4.500%, 01/15/23	1,300	1,274
Graphic Packaging International
4.875%, 11/15/22	350	349
4.750%, 04/15/21	200	198
Owens-Brockway Glass Container
6.375%, 08/15/25(A)	425	429
5.875%, 08/15/23(A)	375	377
5.375%, 01/15/25(A)	950	912
5.000%, 01/15/22(A)	125	119
Pactiv
7.950%, 12/15/25	200	190
Reynolds Group Issuer
9.875%, 08/15/19	350	362
8.250%, 02/15/21	1,025	1,022
5.750%, 10/15/20	1,350	1,364
Sealed Air
6.500%, 12/01/20(A)	725	794
5.250%, 04/01/23(A)	50	50
5.125%, 12/01/24(A)	850	833
4.875%, 12/01/22(A)	725	717

Total Containers & Packaging		18,086

Data Processing/Mgmt [0.4%]
Audatex North America
6.125%, 11/01/23(A)	1,025	1,030
6.000%, 06/15/21(A)	1,175	1,177
First Data
8.750%, 01/15/22(A) (F)	3,225	3,370
8.250%, 01/15/21(A)	150	156
5.375%, 08/15/23	1,300	1,287

Total Data Processing/Mgmt		7,020

Decision Support Software [0.1%]
MSCI
5.750%, 08/15/25(A)	525	529
MSCI
5.250%, 11/15/24(A)	275	278

Total Decision Support Software		807

Dental Supplies and Equip [0.3%]
IDH Finance
5.586%, 12/01/18(D)	3,000	4,504

Diagnostic Equipment [0.1%]
Crimson Merger Sub
6.625%, 05/15/22(A)	2,350	2,021

Dialysis Centers [0.0%]
DaVita HealthCare Partners
5.750%, 08/15/22	875	910
5.125%, 07/15/24	175	172
5.000%, 05/01/25	350	336

Total Dialysis Centers		1,418

Diamonds/Precious Stones [0.1%]
Petra Diamonds US Treasury
8.250%, 05/31/20	2,500	2,353

Disposable Medical Prod [0.1%]
Sterigenics-Nordion Holdings
6.500%, 05/15/23(A)	1,325	1,315

Distribution/Wholesale [0.2%]
American Builders & Contractors Supply
5.625%, 04/15/21(A)	900	882
Beacon Roofing Supply
6.375%, 10/01/23(A)	300	301
DH Services Luxembourg Sarl
7.750%, 12/15/20(A)	1,350	1,363
HD Supply
7.500%, 07/15/20	325	338
5.250%, 12/15/21(A)	575	578

Total Distribution/Wholesale		3,462

Drugs [0.5%]
Endo
6.000%, 07/15/23(A)	725	716
Endo Finance
6.000%, 02/01/25(A)	1,375	1,335
Grifols Worldwide Operations
5.250%, 04/01/22	1,250	1,237

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Quintiles Transnational
4.875%, 05/15/23(A)	$375	$371
Valeant Pharmaceuticals International
5.625%, 12/01/21(A)	425	404
5.500%, 03/01/23(A)	100	95
VPII Escrow
7.500%, 07/15/21(A)	1,400	1,442
VRX Escrow
6.125%, 04/15/25(A)	2,050	1,953
5.875%, 05/15/23(A)	1,300	1,242
5.375%, 03/15/20(A)	100	97

Total Drugs		8,892

E-Commerce/Services [0.1%]
IAC
4.750%, 12/15/22	1,250	1,147

Educational Software [0.0%]
Blackboard
7.750%, 11/15/19(A)	650	546

Electric Utilities [0.5%]
Calpine
5.875%, 01/15/24(A)	550	566
5.750%, 01/15/25	1,150	1,075
Eskom Holdings SOC
5.750%, 01/26/21	2,500	2,348
NRG Energy
6.625%, 03/15/23	400	368
6.250%, 05/01/24	500	441
Star Energy Geothermal Wayang Windu
6.125%, 03/27/20	4,100	3,752

Total Electric Utilities		8,550

Electrical Products [0.1%]
WESCO Distribution
5.375%, 12/15/21	1,600	1,530

Energy [0.2%]
CGG
6.875%, 01/15/22	375	208
ContourGlobal Power Holdings
7.125%, 06/01/19	3,150	3,158
Viridian Group
7.500%, 03/01/20	500	542

Total Energy		3,908
Energy & Power [0.2%]
Greenko Dutch BV
8.000%, 08/01/19	3,000	3,063
TerraForm Power Operating
6.125%, 06/15/25(A)	450	389
5.875%, 02/01/23(A)	525	464

Total Energy & Power		3,916

Engineering/R and D Services [0.1%]
Abengoa, MTN
8.500%, 03/31/16	1,000	951

Enterprise Software/Serv [0.4%]
BMC Software Finance
8.125%, 07/15/21(A)	875	707
Boxer Parent
9.000%, 10/15/19(A) (F)	1,200	852
Ensemble S Merger Sub
9.000%, 09/30/23(A)	1,125	1,088
Infor Software Parent
7.125%, 05/01/21(A)	1,775	1,562
Infor US
6.500%, 05/15/22(A)	2,175	1,996
Information US
5.750%, 08/15/20(A)	225	224
Open Text
5.625%, 01/15/23(A)	500	496

Total Enterprise Software/Serv		6,925

Entertainment & Gaming [1.1%]
Affinity Gaming
9.000%, 05/15/18	375	373
Ameristar Casinos
7.500%, 04/15/21	600	626
Boyd Gaming
6.875%, 05/15/23	750	761
Chester Downs & Marina
9.250%, 02/01/20(A)	700	527
Cinemark USA
7.375%, 06/15/21	200	209
5.125%, 12/15/22	300	294
GLP Capital
5.375%, 11/01/23	500	507
4.875%, 11/01/20	450	456
MGM Resorts International
7.750%, 03/15/22	1,400	1,491
6.750%, 10/01/20	250	258
6.000%, 03/15/23	375	364
5.250%, 03/31/20	350	345

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Mohegan Tribal Gaming Authority
9.750%, 09/01/21	$750	$763
Penn National Gaming
5.875%, 11/01/21	1,525	1,538
Pinnacle Entertainment
7.750%, 04/01/22	525	575
6.375%, 08/01/21	400	423
Regal Entertainment Group
5.750%, 03/15/22	500	491
5.750%, 02/01/25	375	354
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	1,700	1,675
Seminole Indian Tribe of Florida
7.804%, 10/01/20(A)	555	589
Station Casinos
7.500%, 03/01/21	1,200	1,248
Studio City Finance
8.500%, 12/01/20	2,000	1,850

Total Entertainment & Gaming		15,717

E-Services/Consulting [0.1%]
TES Finance
6.750%, 07/15/20	1,000	1,414

Export/Import Bank [0.3%]
Ukreximbank Via Biz Finance
9.625%, 04/27/22	4,819	4,221

Financial Services [1.2%]
AerCap Ireland Capital
4.625%, 07/01/22	250	249
4.500%, 05/15/21	800	799
Ally Financial
5.125%, 09/30/24	450	444
4.750%, 09/10/18	1,150	1,172
4.625%, 05/19/22	100	98
4.625%, 03/30/25	1,300	1,229
4.125%, 03/30/20	425	420
4.125%, 02/13/22	400	385
2.750%, 01/30/17	1,150	1,141
Arrow Global Finance
5.217%, 11/01/21(D)	1,000	1,122
Astana Finance JSC
0.000%, 12/22/24(F) (G) (I)	147	4
Credito Real
7.500%, 03/13/19	2,500	2,468
International Lease Finance
5.875%, 08/15/22	1,025	1,092
4.625%, 04/15/21	1,500	1,508
Koks Finance
10.750%, 12/28/18	2,353	2,075
Lock
5.500%, 08/15/20(D)	2,000	2,240
Quicken Loans
5.750%, 05/01/25(A)	1,575	1,479

Total Financial Services		17,925

Firearms and Ammunition [0.0%]
FGI Operating Company
7.875%, 05/01/20	925	703

Food, Beverage & Tobacco [2.0%]
ARAMARK
5.750%, 03/15/20	1,475	1,533
Boparan Finance
5.500%, 07/15/21	1,000	1,324
Boparan Finance, MTN
4.375%, 07/15/21	1,000	981
CEDC Finance International
10.000%, 04/30/18(E)	2,005	1,729
CFG Investment SAC
9.750%, 07/30/19	1,020	612
Dean Foods
6.500%, 03/15/23(A)	950	964
Galapagos
4.712%, 06/15/21(D)	3,000	3,151
Hearthside Group Holdings
6.500%, 05/01/22(A)	1,525	1,411
JBS Investments GmbH
7.750%, 10/28/20	750	769
Marfrig Holding Europe BV
8.375%, 05/09/18	2,305	2,149
6.875%, 06/24/19	2,550	2,155
Marfrig Overseas
9.500%, 05/04/20	4,604	4,466
MHP
8.250%, 04/02/20	6,115	5,145
Minerva Luxembourg
8.750%, 12/29/49(D)	2,000	1,760
Pinnacle Foods Finance
4.875%, 05/01/21	1,675	1,646
Smithfield Foods
6.625%, 08/15/22	850	896
Sun Merger Sub
5.875%, 08/01/21(A)	600	615

Total Food, Beverage & Tobacco		31,306

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Food-Canned [0.0%]
TreeHouse Foods
4.875%, 03/15/22	$100	$96

Food-Flour and Grain [0.1%]
Post Holdings
8.000%, 07/15/25(A)	750	773
7.750%, 03/15/24(A)	375	384

Total Food-Flour and Grain		1,157

Food-Wholesale/Distrib [0.1%]
US Foods
8.500%, 06/30/19	2,225	2,303

Gaming [0.0%]
Rivers Pittsburgh Borrower
9.500%, 06/15/19(A)	717	746

Gold Mining [0.1%]
Polyus International
5.625%, 04/29/20	1,620	1,529

Health Care [0.1%]
Envision Healthcare
5.125%, 07/01/22(A)	1,100	1,097

Home Decoration Products [0.1%]
RSI Home Products
6.500%, 03/15/23(A)	1,125	1,125

Hotels and Motels [0.0%]
Grupo Posadas
7.875%, 06/30/22	500	451
Hilton Worldwide Finance
5.625%, 10/15/21	700	723

Total Hotels and Motels		1,174

Industrial [0.0%]
Unifrax I
7.500%, 02/15/19(A)	950	931

Insurance [0.2%]
Hockey Merger Sub 2
7.875%, 10/01/21(A)	1,450	1,385
Hub Holdings
8.125%, 07/15/19(A) (F)	1,050	1,013

Total Insurance		2,398

Internet Connectiv Svcs [0.1%]
Adria Bidco BV
7.875%, 11/15/20	1,000	1,145

Internet Security [0.2%]
Blue Coat Holdings
8.375%, 06/01/23(A)	1,200	1,197
VeriSign
5.250%, 04/01/25	525	521
4.625%, 05/01/23	825	802

Total Internet Security		2,520

Investment Banker/Broker Dealer [0.0%]
First Investment Finance BV
11.625%, 03/29/16(E) (G) (I)	200	197
Neuberger Berman Group
5.875%, 03/15/22(A)	300	318

Total Investment Banker/Broker Dealer		515

Investment Companies [0.1%]
Sagicor Finance 2015
8.875%, 08/11/22(A)	805	859

Mach Tools and Rel Products [0.0%]
Milacron
7.750%, 02/15/21(A)	525	535

Machinery-General Indust [0.2%]
ATS Automation Tooling Systems
6.500%, 06/15/23(A)	500	501
Gardner Denver
6.875%, 08/15/21(A)	1,075	949
Zebra Technologies
7.250%, 10/15/22(A)	1,325	1,411

Total Machinery-General Indust		2,861

Manufacturing [0.0%]
Cleaver-Brooks
8.750%, 12/15/19(A)	825	780

Medical Labs and Testing Srv [0.2%]
Ephios Bondco
5.059%, 07/01/22(D)	2,000	2,212
5.000%, 07/01/22(D)	1,000	1,116

Total Medical Labs and Testing Srv		3,328

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Medical Products & Services [1.3%]
AMAG Pharmaceuticals
7.875%, 09/01/23(A)	$250	$239
Care UK Health & Social Care
5.584%, 07/15/19(D)	679	947
CHS
6.875%, 02/01/22	2,025	2,068
5.125%, 08/01/21	450	458
HCA
7.500%, 02/15/22	1,625	1,836
6.500%, 02/15/20	450	491
5.875%, 05/01/23	825	856
5.375%, 02/01/25	1,650	1,633
5.250%, 04/15/25	725	740
5.000%, 03/15/24	1,875	1,880
HCA Holdings
6.250%, 02/15/21	550	586
Hill-Rom Holdings
5.750%, 09/01/23(A)	375	376
IASIS Healthcare
8.375%, 05/15/19	1,200	1,235
LifePoint Hospitals
5.500%, 12/01/21	1,025	1,035
Mallinckrodt International Finance
5.625%, 10/15/23(A)	350	319
5.500%, 04/15/25(A)	300	267
4.875%, 04/15/20(A)	175	167
4.750%, 04/15/23	850	735
Teleflex
5.250%, 06/15/24	450	452
Tenet Healthcare
8.125%, 04/01/22	1,425	1,515
6.750%, 06/15/23	650	645
4.500%, 04/01/21	850	837
4.375%, 10/01/21	925	902

Total Medical Products & Services		20,219

Medical-HMO [0.1%]
MPH Acquisition Holdings
6.625%, 04/01/22(A)	1,900	1,900

Medical-Outptnt/Home Med [0.1%]
Amsurg
5.625%, 11/30/20	300	304
5.625%, 07/15/22	1,075	1,074

Total Medical-Outptnt/Home Med		1,378

Metal-Copper [0.2%]
First Quantum Minerals
7.250%, 10/15/19	3,800	2,584

Metal-Iron [0.1%]
Koks OAO Via Koks Finance
7.750%, 06/23/16	200	190
Metalloinvest Finance
5.625%, 04/17/20	1,835	1,727

Total Metal-Iron		1,917

Metals & Mining [0.4%]
Consolidated Minerals
8.000%, 05/15/20	2,000	1,400
TiZir
9.000%, 09/28/17(G) (I)	3,800	2,584
Vedanta Resources
8.250%, 06/07/21	1,265	886
7.125%, 05/31/23	1,670	1,031

Total Metals & Mining		5,901

Mining Other [0.1%]
Uranium One Investments
6.250%, 12/13/18	2,150	1,975

Miscellaneous Business Services [0.1%]
Garda World Security
7.250%, 11/15/21(A)	1,425	1,300

Total Miscellaneous Business Services		1,300

Miscellaneous Manufacturing [0.5%]
MAF Global Securities
7.125%, 10/29/49(D)	2,025	2,091
Natsionalnaya Kompaniya Kazakhstan Engineering AO
4.550%, 12/03/16	1,100	1,039
Sistema via Sistema International Funding
6.950%, 05/17/19	2,525	2,458
TMK OAO Via TMK Capital
7.750%, 01/27/18	1,330	1,297
6.750%, 04/03/20	1,900	1,661

Total Miscellaneous Manufacturing		8,546

MRI/Medical Diag Imaging [0.1%]
Surgical Care Affiliates
6.000%, 04/01/23(A)	1,050	1,040

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Office Automation and Equip [0.1%]
CDW
6.000%, 08/15/22	$1,125	$1,176
5.500%, 12/01/24	1,125	1,125

Total Office Automation and Equip		2,301

Oil-Field Services [0.4%]
Borets Finance
7.625%, 09/26/18	700	564
Hiland Partners
5.500%, 05/15/22(A)	375	366
Sea Trucks Group
9.000%, 03/26/18(A)	8,295	5,525
Western Refining Logistics
7.500%, 02/15/23	725	720

Total Oil-Field Services		7,175

Paper & Related Products [0.2%]
Argos Merger Sub
7.125%, 03/15/23(A)	1,900	1,921
Clearwater Paper
5.375%, 02/01/25(A)	1,300	1,235

Total Paper & Related Products		3,156

Petrochemicals [0.1%]
Braskem Finance
7.375%, 10/29/49	500	346
7.250%, 06/05/18	400	395
7.000%, 05/07/20	1,500	1,402

Total Petrochemicals		2,143

Petroleum & Fuel Products [6.3%]
Access Midstream Partners
4.875%, 03/15/24	825	739
Antero Resources
5.625%, 06/01/23(A)	200	175
5.125%, 12/01/22	350	301
Antero Resources Finance
6.000%, 12/01/20	650	601
5.375%, 11/01/21	475	418
Approach Resources
7.000%, 06/15/21	875	525
Blue Racer Midstream
6.125%, 11/15/22(A)	725	689
BreitBurn Energy Partners
7.875%, 04/15/22	350	125
California Resources
6.000%, 11/15/24	1,250	745
5.500%, 09/15/21	175	107
Carrizo Oil & Gas
7.500%, 09/15/20	775	725
6.250%, 04/15/23	350	305
Chaparral Energy
9.875%, 10/01/20(G) (I)	75	24
7.625%, 11/15/22	400	118
Chesapeake Energy
6.875%, 11/15/20	525	386
5.750%, 03/15/23	650	424
5.375%, 06/15/21	500	332
China Oil & Gas Group
5.250%, 04/25/18	2,877	2,692
Crestwood Midstream Partners
6.250%, 04/01/23(A)	875	744
6.125%, 03/01/22	250	216
6.000%, 12/15/20	425	381
CrownRock
7.750%, 02/15/23(A)	225	220
CVR Refining
6.500%, 11/01/22	600	581
DNO
8.750%, 06/18/20(A)	1,000	777
Energy Transfer Equity
5.875%, 01/15/24	2,625	2,364
Energy XXI Gulf Coast
7.500%, 12/15/21	650	84
6.875%, 03/15/24	100	17
EP Energy
9.375%, 05/01/20	675	580
7.750%, 09/01/22	150	120
6.375%, 06/15/23	350	258
EP PetroEcuador via Noble Sovereign Funding I
5.957%, 09/24/19(D)	2,526	1,914
FTS International
6.250%, 05/01/22(G) (I)	625	194
Genel Energy Finance
7.500%, 05/14/19(A)	1,600	1,312
Georgian Oil and Gas
6.875%, 05/16/17	4,900	4,900
Gulf Keystone Petroleum
13.000%, 04/18/17(G) (I)	4,200	2,688
Gulfport Energy
7.750%, 11/01/20	650	639
6.625%, 05/01/23(A)	300	276
Halcon Resources
8.625%, 02/01/20(A)	425	353

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Holly Energy Partners
6.500%, 03/01/20	$900	$855
InterOil Exploration and Production
6.000%, 01/22/20(G) (I)	2,415	725
Kinder Morgan
5.625%, 11/15/23(A)	1,200	1,177
Laredo Petroleum
7.375%, 05/01/22	425	411
6.250%, 03/15/23	200	182
5.625%, 01/15/22	300	268
Legacy Reserves
6.625%, 12/01/21(G) (I)	950	646
Linn Energy
7.750%, 02/01/21	250	57
6.500%, 05/15/19	275	76
6.500%, 09/15/21	275	57
6.250%, 11/01/19	425	108
Lone Pine Resources Canada
0.000%, 02/15/17(G) (I)	75	—
MarkWest Energy Partners
4.875%, 12/01/24	700	640
4.875%, 06/01/25	875	805
Metro Exploration Holding
11.500%, 02/14/16(E) (G) (I)	3,943	237
MIE Holdings
7.500%, 04/25/19	3,400	1,564
MIE Holdings, MTN
6.875%, 02/06/18	760	380
Millennium Offshore Services Superholdings
9.500%, 02/15/18	1,200	1,035
Northern Oil and Gas
8.000%, 06/01/20	1,275	948
Nostrum Oil & Gas Finance BV
6.375%, 02/14/19	3,845	3,076
Oasis Petroleum
6.875%, 03/15/22	150	119
6.875%, 01/15/23	225	174
6.500%, 11/01/21	850	672
Odebrecht Drilling Norbe VIII
6.350%, 06/30/21	2,989	1,054
Pacific Rubiales Energy
7.250%, 12/12/21	5,835	2,101
5.625%, 01/19/25	10,756	3,761
5.375%, 01/26/19	1,535	568
5.125%, 03/28/23	2,750	969
PDC Energy
7.750%, 10/15/22	200	199
Petrobras Global Finance BV
7.875%, 03/15/19	1,201	991
6.875%, 01/20/40	5,295	3,442
6.850%, 06/05/15	580	370
6.250%, 03/17/24	4,002	2,913
5.625%, 05/20/43	1,060	649
5.375%, 01/27/21	2,928	2,136
Petrobras International Finance
5.875%, 03/01/18	500	413
5.750%, 01/20/20	1,077	806
Petroleos de Venezuela
9.750%, 05/17/35	6,600	2,393
8.500%, 11/02/17	8,136	5,431
5.125%, 10/28/16	3,670	2,514
5.000%, 10/28/15	734	728
Puma International Financing
6.750%, 02/01/21	3,020	2,990
QGOG Atlantic
5.250%, 07/30/18	1,401	910
QGOG Constellation
6.250%, 11/09/19	3,925	1,707
Range Resources
5.000%, 03/15/23	475	420
4.875%, 05/15/25(A)	772	688
Regency Energy Partners
5.875%, 03/01/22	400	410
5.500%, 04/15/23	200	194
5.000%, 10/01/22	150	146
4.500%, 11/01/23	350	324
Rice Energy
7.250%, 05/01/23(A)	200	188
6.250%, 05/01/22	775	691
Rose Rock Midstream
5.625%, 07/15/22	1,300	1,144
5.625%, 11/15/23(A)	425	370
Rosneft Oil via Rosneft International Finance
4.199%, 03/06/22	1,595	1,353
RSP Permian
6.625%, 10/01/22	525	504
6.625%, 10/01/22(A)	100	96
Sabine Pass Liquefaction
6.250%, 03/15/22	1,050	977
5.625%, 02/01/21	1,225	1,136
5.625%, 04/15/23	175	155
5.625%, 03/01/25(A)	625	551
SandRidge Energy
8.125%, 10/15/22	975	210
7.500%, 03/15/21	75	17
Seven Energy
10.250%, 10/11/21	3,600	2,341
Sibur Securities
3.914%, 01/31/18	1,010	972

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
SM Energy
6.500%, 01/01/23	$100	$93
5.625%, 06/01/25	375	323
5.000%, 01/15/24	350	296
Summit Midstream Holdings
7.500%, 07/01/21	200	192
5.500%, 08/15/22	1,050	903
Targa Resources Partners
5.250%, 05/01/23	825	732
5.000%, 01/15/18(A)	250	238
4.250%, 11/15/23	250	208
Tesoro Logistics
6.250%, 10/15/22(A)	125	122
6.125%, 10/15/21	225	221
5.875%, 10/01/20	924	896
5.500%, 10/15/19(A)	50	49
5.125%, 04/01/24	600	588
W&T Offshore
8.500%, 06/15/19	725	323
Whiting Petroleum
6.250%, 04/01/23	1,225	1,060
Yingde Gases Investment
8.125%, 04/22/18	1,645	1,365
Zhaikmunai LLP
7.125%, 11/13/19	3,393	2,714

Total Petroleum & Fuel Products		102,516

Printing & Publishing [0.4%]
Expo Event Transco
9.000%, 06/15/21(A)	1,175	1,175
Multi-Color
6.125%, 12/01/22(A)	1,075	1,099
Mustang Merger
8.500%, 08/15/21(A)	850	882
Nielsen Finance
5.000%, 04/15/22(A)	1,700	1,647
4.500%, 10/01/20	625	627
Time
5.750%, 04/15/22(A)	700	654

Total Printing & Publishing		6,084

Publishing-Newspapers [0.1%]
Gannett
6.375%, 10/15/23	1,125	1,181
5.500%, 09/15/24(A)	50	48
5.125%, 10/15/19	175	178
4.875%, 09/15/21(A)	50	49

Total Publishing-Newspapers		1,456

Radio [0.4%]
Cumulus Media Holdings
7.750%, 05/01/19	500	359
Entercom Radio
10.500%, 12/01/19	600	628
Radio One
9.250%, 02/15/20(A)	900	770
7.375%, 04/15/22(A)	975	907
Sirius XM Holdings
4.625%, 05/15/23(A)	1,425	1,332
Sirius XM Radio
6.000%, 07/15/24(A)	975	980
5.375%, 04/15/25(A)	650	622
Townsquare Media
6.500%, 04/01/23(A)	750	668

Total Radio		6,266

Real Estate Investment Trusts [0.0%]
ESH Hospitality
5.250%, 05/01/25(A)	300	295
RHP Hotel Properties
5.000%, 04/15/23	150	149

Total Real Estate Investment Trusts		444

Real Estate Oper/Develop [2.0%]
Agile Property Holdings
9.875%, 03/20/17	850	871
8.875%, 04/28/17	830	834
Central China Real Estate
8.000%, 01/28/20	775	729
China SCE Property Holdings
11.500%, 11/14/17	2,520	2,630
CIFI Holdings Group
12.250%, 04/15/18	892	963
Global Prime Capital Pte
6.750%, 04/27/20	2,000	1,885
Jababeka International BV
7.500%, 09/24/19	2,500	2,194
Kaisa Group Holdings
10.250%, 01/08/20(B)	1,575	756
9.000%, 06/06/19(B)	700	336
8.875%, 03/19/18(B)	3,220	1,546
KWG Property Holding
8.975%, 01/14/19	1,600	1,640
Logan Property Holdings
11.250%, 06/04/19	375	387
Pakuwon Prima Pte
7.125%, 07/02/19	2,000	1,898

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Sunac China Holdings
9.375%, 04/05/18	$2,840	$2,918
Times Property Holdings
12.625%, 03/21/19	1,570	1,662
Trillion Chance
8.500%, 01/10/19	1,795	1,732
Vingroup JSC
11.625%, 05/07/18	4,025	4,239
VLL International
7.375%, 06/18/22	2,500	2,550
Yuzhou Properties
8.750%, 10/04/18	880	873
8.625%, 01/24/19	2,490	2,446

Total Real Estate Oper/Develop		33,089

Research and Development [0.1%]
Jaguar Holding II
6.375%, 08/01/23(A)	2,200	2,139

Resorts/Theme Parks [0.2%]
Cedar Fair
5.250%, 03/15/21	1,300	1,316
Six Flags Entertainment
5.250%, 01/15/21(A)	1,325	1,325

Total Resorts/Theme Parks		2,641

Retail [1.3%]
BKW
6.000%, 04/01/22(A)	2,275	2,309
Burger King
4.625%, 01/15/22(A)	450	440
Family Tree Escrow
5.750%, 03/01/23(A)	425	441
Ferrellgas
6.750%, 01/15/22	725	674
6.750%, 06/15/23(A)	425	387
6.500%, 05/01/21	675	631
Grupo Famsa
7.250%, 06/01/20	3,000	2,633
Hillman Group
6.375%, 07/15/22(A)	1,050	966
Jo-Ann Stores
8.125%, 03/15/19(A)	100	92
Jo-Ann Stores Holdings
9.750%, 10/15/19(A) (F) (G) (I)	525	420
L Brands
5.625%, 10/15/23	700	744
Limited Brands
5.625%, 02/15/22	350	370
Michaels Stores
5.875%, 12/15/20(A)	1,500	1,564
Neiman Marcus Group
8.750%, 10/15/21(A) (F)	900	927
8.000%, 10/15/21(A)	50	51
New Look Secured Issuer
4.500%, 07/01/22(D)	2,000	2,168
NPC International
10.500%, 01/15/20	1,025	1,066
Party City Holdings
6.125%, 08/15/23(A)	700	705
Petco Animal Supplies
9.250%, 12/01/18(A)	1,150	1,167
Petco Holdings
8.500%, 10/15/17(A) (F)	600	605
Rite Aid
6.125%, 04/01/23(A)	1,050	1,042
Sally Holdings
6.875%, 11/15/19	725	752
Stonegate Pub Financing
5.334%, 04/15/19(D)	1,000	1,513
Stretford 79
4.834%, 07/15/20(D)	1,000	1,233
Vista Outdoor
5.875%, 10/01/23(A)	525	533

Total Retail		23,433

Rubber/Plastic Products [0.1%]
Gates Global
6.000%, 07/15/22(A)	1,525	1,228

Semicon Compo-Intg Circu [0.0%]
NXP BV
5.750%, 03/15/23(A)	200	208

Semi-Conductors [0.2%]
Advanced Micro Devices
7.500%, 08/15/22	325	208
7.000%, 07/01/24	850	527
Entegris
6.000%, 04/01/22(A)	1,300	1,320
Freescale Semiconductor
6.000%, 01/15/22(A)	450	470
Micron Technology
5.250%, 08/01/23(A)	575	529
5.250%, 01/15/24(A)	400	367

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Sensata Technologies BV
5.625%, 11/01/24(A)	$425	$424
5.000%, 10/01/25(A)	500	469

Total Semi-Conductors		4,314

Special Purpose Banks [0.0%]
Vnesheconombank Via VEB Finance
6.025%, 07/05/22	790	744

Steel & Steel Works [0.5%]
ArcelorMittal
6.125%, 06/01/25	600	486
Evraz Group
9.500%, 04/24/18	1,000	1,046
Ferrexpo Finance
10.375%, 04/07/19	1,873	1,218
Gerdau Trade
4.750%, 04/15/23	250	199
Metinvest BV
10.250%, 01/31/16	3,887	2,586
Metinvest BV, MTN
10.500%, 11/28/17	1,560	920
8.750%, 02/14/18	3,519	1,986
Steel Dynamics
6.375%, 08/15/22	300	295
5.500%, 10/01/24	500	459
5.250%, 04/15/23	125	114
5.125%, 10/01/21	225	213

Total Steel & Steel Works		9,522

Sugar [0.1%]
Cosan Luxembourg
5.000%, 03/14/23	2,000	1,500

Technology [0.1%]
Sophia Holding Finance
9.625%, 12/01/18(A) (F)	225	230
Truven Health Analytics
10.625%, 06/01/20	1,025	1,071

Total Technology		1,301

Telecommunication Equip [0.2%]
CommScope
5.500%, 06/15/24(A)	525	501
CommScope Holding
6.625%, 06/01/20(A) (F)	1,200	1,230
CommScope Technologies Finance
6.000%, 06/15/25(A)	500	480

Total Telecommunication Equip		2,211

Telephones & Telecommunications [4.8%]
Altice
7.750%, 05/15/22(A)	1,400	1,274
7.625%, 02/15/25(A)	725	634
Altice Financing
6.625%, 02/15/23	200	192
6.625%, 02/15/23(A)	150	144
Altice US Finance I
5.375%, 07/15/23(A)	575	552
Altice US Finance II
7.750%, 07/15/25(A)	1,000	885
Banglalink Digital Communications
8.625%, 05/06/19	4,430	4,408
Bite Finance International BV, MTN
7.476%, 02/15/18(D)	1,810	1,987
Colombia Telecomunicaciones ESP
8.500%, 12/29/49(D)	2,500	2,331
Comcel Trust
6.875%, 02/06/24	3,005	2,968
Digicel
7.000%, 02/15/20(A)	325	321
6.000%, 04/15/21	4,310	3,933
6.000%, 04/15/21(A)	175	160
Digicel Group
8.250%, 09/30/20	12,865	11,952
8.250%, 09/30/20(A)	1,375	1,272
7.125%, 04/01/22	2,980	2,570
Intelsat Jackson Holdings
5.500%, 08/01/23	1,350	1,114
6.625%, 12/15/22	1,375	1,086
Intelsat Luxembourg
8.125%, 06/01/23	600	390
7.750%, 06/01/21	825	544
Level 3 Communications
5.750%, 12/01/22	750	736
Level 3 Financing
7.000%, 06/01/20	500	517
5.375%, 05/01/25(A)	1,200	1,125

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Matterhorn Telecom
3.727%, 05/01/22(D)	$1,500	$1,555
MetroPCS Wireless
6.625%, 11/15/20	600	610
Millicom International Cellular
6.625%, 10/15/21	2,895	2,863
6.000%, 03/15/25	1,765	1,593
4.750%, 05/22/20	890	850
Neptune Finco
10.875%, 10/15/25(A)	1,575	1,591
10.125%, 01/15/23(A)	625	632
6.625%, 10/15/25(A)	625	628
Oi
5.750%, 02/10/22	1,960	911
Reliance Communications
6.500%, 11/06/20	2,000	2,008
Sable International Finance
6.875%, 08/01/22	2,290	2,319
Sixsigma Networks Mexico
8.250%, 11/07/21	2,500	2,347
Sprint
7.875%, 09/15/23	1,725	1,396
7.125%, 06/15/24	350	269
Sprint Capital
6.875%, 11/15/28	1,850	1,327
Sprint Nextel
7.000%, 03/01/20(A)	600	600
6.000%, 11/15/22	1,100	828
Syniverse Holdings
9.125%, 01/15/19	1,150	978
T-Mobile USA
6.836%, 04/28/23	925	916
6.731%, 04/28/22	125	125
6.633%, 04/28/21	125	125
6.625%, 04/01/23	1,450	1,436
6.500%, 01/15/24	875	848
6.125%, 01/15/22	275	265
Vimpel Communications Via VIP Finance Ireland
9.125%, 04/30/18	700	754
7.748%, 02/02/21	2,334	2,382
VimpelCom Holdings BV
7.504%, 03/01/22	2,673	2,680
5.200%, 02/13/19	670	655
Virgin Media Finance
6.375%, 04/15/23(A)	675	672
Virgin Media Secured Finance
5.250%, 01/15/26(A)	2,250	2,070
Vivacom, MTN
6.625%, 11/15/18	2,573	2,767

Total Telephones & Telecommunications		80,095

Textile-Apparel [0.0%]
Texhong Textile Group
7.625%, 01/19/16	500	503

Textile-Home Furnishings [0.1%]
Springs Industries
6.250%, 06/01/21	850	842

Textile-Products [0.2%]
Golden Legacy PTE
9.000%, 04/24/19	3,270	2,910

Transportation Services [1.8%]
Air Medical Merger Sub
6.375%, 05/15/23(A)	1,125	1,021
Brunswick Rail Finance
6.500%, 11/01/17	1,685	674
DTEK Finance
10.375%, 03/28/18	1,756	764
7.875%, 04/04/18	5,491	2,170
Dubai Holding Commercial Operations, MTN
6.000%, 02/01/17	4,600	6,941
Equiniti Newco 2
6.338%, 12/15/18(D)	2,000	3,014
Equiniti Newco 2, MTN
7.125%, 12/15/18	500	772
Far East Capital
8.750%, 05/02/20	1,690	984
8.000%, 05/02/18	1,880	1,108
Favor Sea
11.750%, 02/04/19	1,810	1,484
Georgian Railway JSC
7.750%, 07/11/22	1,785	1,796
Grupo KUO De
6.250%, 12/04/22	52	51
Kazakhstan Temir Zholy Finance BV
6.375%, 10/06/20	2,425	2,283
Nielsen Luxembourg SaRL
5.500%, 10/01/21(A)	250	248
Noble Group
6.000%, 06/24/49(D)	2,411	1,194
Sabre GLBL
5.375%, 04/15/23(A)	900	887

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
SCF Capital
5.375%, 10/27/17	$500	$486
Topaz Marine
8.625%, 11/01/18	600	530
Travelex Financing
6.582%, 08/01/18(D)	1,000	1,505

Total Transportation Services		27,912

Transport-Equip and Leasing [0.0%]
Jurassic Holdings III
6.875%, 02/15/21(A)	500	351

Utility [0.1%]
Suburban Propane Partners
7.375%, 08/01/21	275	287
5.750%, 03/01/25	350	332
5.500%, 06/01/24	1,125	1,040

Total Utility		1,659

X-Ray Equipment [0.0%]
Hologic
5.250%, 07/15/22(A)	475	480

Total Corporate Bonds
(Cost $878,270)		777,935

Loan Participations [28.9%]
Aerospace [0.7%]
Air Canada, Term Loan
4.000%, 09/26/19	1,412	1,408
AM General Corporation, Term Loan B - 2013
10.250%, 03/22/18(G) (I)	348	287
American Airlines Inc, 2015 Term Loans
3.500%, 06/27/20	1,420	1,405
BE Aerospace Inc, Term Loan B
4.000%, 11/19/21	493	492
Dae Aviation Holdings, Term Loan B
5.250%, 06/24/22	150	150
LM U.S. (Landmark Aviation), Second Lien
8.250%, 10/26/20(H)	2,000	1,985
Tasc Inc, Second Lien
12.000%, 05/23/21	360	363
Tasc Inc, Term Loan
6.500%, 05/23/20	680	680
TransDigm Inc., Term Loan C
3.750%, 02/28/20	1,091	1,076
TransDigm Inc., Term Loan D
3.750%, 06/04/21	1,694	1,672
TransDigm Inc., Term Loan E
3.500%, 05/13/22	1,125	1,106
US Airways Group Inc, Term Loan B-1
3.500%, 05/23/19	1,132	1,127
WP CPP Holdings, Second Lien
8.750%, 04/30/21	22	22
WP CPP Holdings, Term B-3 Loan
4.500%, 12/28/19	169	166
Wyle Services Corporation, Term Loan B
5.000%, 05/21/21	188	187

Total Aerospace		12,126

Automotive [0.4%]
Car Trawler, Term Loan
4.250%, 04/30/21(G)	3,000	3,352
Oasis Holdings
4.683%, 11/19/20	4,580	2,359

Total Automotive		5,711

Broadcasting [0.9%]
Cumulus Media, Term Loan B
4.250%, 12/23/20	1,351	1,128
Gray Television, Inc., Term Loan B
3.750%, 06/13/21(G)	1,589	1,583
IHeart Communications, Term Loan D Extended
6.944%, 01/30/19(G)	7,773	6,432
IHeart Communications, Term Loan E
7.670%, 07/30/19	2,443	2,034
Media General Inc, Term Loan B
4.000%, 07/31/20	568	563
Sinclair Broadcasting Group, Term Loan B - 2011
3.000%, 10/28/16	91	90
Univision Comm (fka Umbrella), Replacement First-Lien Term Loans
4.000%, 03/01/20	2,242	2,226

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Univision Comm (fka Umbrella), TL C-3 (2013 Inc. Term Loans)
4.000%, 03/01/20	$1,322	$1,313

Total Broadcasting		15,369

Cable/Wireless Video [2.5%]
Altice Financing
4.500%, 07/15/22	2,000	2,220
Altice Financing, Term Loan B
5.500%, 07/02/19	3,753	3,745
Altice Financing, Term Loan B 2022
5.250%, 01/28/22	229	228
Cablevision Systems Corp, Term Loan B - 2013
2.672%, 04/17/20	948	941
Cequel Communications LLC, Lien 1
3.500%, 12/14/22	1,122	1,105
Charter Comm Operating, LLC, Term Loan A1
2.160%, 04/22/18	433	429
Charter Comm Operating, LLC, Term Loan E
3.000%, 04/10/20	1,901	1,876
Charter Comm Operating, LLC, Term Loan H
3.250%, 07/23/21	510	507
Charter Comm Operating, LLC, Term Loan I
3.500%, 01/23/23	1,945	1,933
CSC Holdings Inc., Term Loan B
5.000%, 09/23/22(H)	1,120	1,113
Eircom
4.500%, 05/31/22	3,002	3,302
Intelsat Jackson Holdings, Term Loan B2
3.750%, 06/30/19	1,743	1,694
Liberty Cablevision of Puerto Rico, First Lien Term Loan
4.500%, 12/24/21	2,190	2,120
Liberty Cablevision of Puerto Rico, Second Lien - 2014
7.750%, 06/26/23	215	210
M7 Group
4.250%, 06/17/21	995	1,109
MCC Iowa (Broadband), Term Loan G
4.000%, 01/20/20	252	251
MCC Iowa (Broadband), Term Loan H
3.250%, 01/22/21	1,277	1,253
MCC Iowa (Broadband), Term Loan J
3.750%, 06/18/21	79	79
Quebecor Media, Term Loan B
3.250%, 08/17/20	1,574	1,530
Serbia Broadband (Telemach), Term Loan
8.278%, 06/19/19	3,135	3,529
Tele Columbus
6.000%, 01/21/21	1,000	1,110
UPC Financing, Term Loan AH
3.250%, 06/10/21	860	843
Virgin Media Invst Hlds Ltd, Term Loan F
3.500%, 06/07/23	2,420	2,382
Ziggo B.V., Term Loan B1
3.500%, 01/15/22	2,589	2,538
Ziggo B.V., Term Loan B2
3.500%, 01/15/22	1,668	1,636
Ziggo B.V., Term Loan B3
3.500%, 01/15/22	2,743	2,690

Total Cable/Wireless Video		40,373

Chemicals [1.2%]
Axalta Coating Systems US Holdings, Term Loan B - 2014
3.750%, 02/01/20	317	314
Chemours Co LLC, Term Loan B
3.750%, 05/12/22	603	528
Constantia Flexibles Cov-Lite, 1st Lien
4.750%, 04/30/22	162	163
4.750%, 04/30/22	833	835
Flint Group SA, Term Loan B-2
4.750%, 09/03/21	2,555	2,510
Flint Group SA, Term Loan C
4.750%, 09/03/21	422	416
Gemini HDPE LLC, Term Loan B
4.750%, 07/24/21	574	566
Huntsman International LLC, Term Loan C
2.460%, 06/30/16	332	329
Ineos Finance PLC, Term Loan
4.000%, 12/15/20	995	1,073

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Ineos Group Holdings PLC, Dollar Term Loans - 2020
3.750%, 12/15/20	$3,230	$3,125
Ineos Group Holdings PLC, Term Loan - 2022
4.250%, 03/11/22	269	260
Klockner Pentaplast
5.000%, 04/22/20	1,058	1,186
5.000%, 04/28/20	937	1,049
MacDermid Holdings, LLC, Tranche B Term Loan
4.500%, 06/05/20	342	331
Minerals Technologies Inc., Term Loan B-1
3.750%, 05/09/21	1,210	1,201
Minerals Technologies Inc., Term Loan B-2
4.750%, 05/09/21	195	195
Perstorp Holding AB, Facility A (Mezzanine)
14.000%, 12/27/17	2,152	2,385
Polymer Group inc, Term Loan B
5.250%, 12/19/19	2,133	2,131
Styrolution, Term Loan B-1
6.500%, 11/07/19	1,112	1,105
Trinseo Materials Operating S.C.A (fka Styron), Term Loan B
4.250%, 11/05/21	249	247
Univar, Term Loan B
4.250%, 06/24/22	490	480

Total Chemicals		20,429

Consumer Non-Durables [0.4%]
Eastman Kodak Company, Exit Term Loan
7.250%, 09/03/19	332	318
Jarden Corporation, Tranche B-1 Term Loan
2.903%, 09/30/20	254	254
Kate Spade & Company, Term Loan B
4.000%, 04/09/21	267	265
Libbey Glass Inc., Term Loan B
3.750%, 04/09/21	247	246
Party City Holdings Inc., Term Loan B - new
4.250%, 08/19/22	470	469
PHS, Lien 1
5.529%, 04/17/20	2,000	2,901
Spectrum Brands Inc, Term Loan
3.750%, 06/23/22	457	458
Varsity Brands (Hercules Achievement), Term Loan B
5.000%, 12/10/21	1,047	1,049

Total Consumer Non-Durables		5,960

Diversified Media [1.5%]
Affinion Group Inc., Term Loan B
6.750%, 10/08/16	314	294
ALM Media, LLC, Term Loan B
5.500%, 07/29/20	215	208
Block Communication, Incremental Term Loan B
4.000%, 11/07/21	178	178
Bureau Van Dijk
5.216%, 09/17/21(G)	1,000	1,508
Deluxe Entertainment Services Group, Term Loan
6.500%, 02/28/20	573	532
Eden Bidco Limited (Top Right Group), Term Loan B
6.000%, 04/13/22	389	387
Emerald Expositions Holding, Inc., Term Loan B
4.750%, 06/17/20	281	279
EMI Music Publishing Limited, Term Loan
4.000%, 08/14/22	210	209
Harland Clarke Holdings, Cov-Lite Term Loan B-4
6.000%, 08/04/19	3,667	3,651
Harland Clarke Holdings, Term Loan B3
7.000%, 05/22/18	4,830	4,812
Harland Clarke Holdings, Tranche B-2 TL
5.510%, 06/30/17	156	155
Houghton Mifflin Harcourt Publishers Inc., Term Loan B
4.000%, 05/28/21	195	192
Learfield Communications, 2014 Replacement Term Loan
4.500%, 10/09/20	167	167
Lions Gate Entertainment, Second Lien
5.000%, 03/17/22	740	741
Live Nation, Term Loan B
3.500%, 08/17/20	519	517

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
McGraw-Hill, Term Loan
4.750%, 03/22/19	$194	$194
MediArena Acquisition (Endemol), First Lien Term Loan
6.750%, 08/11/21	506	488
Merrill Communications LLC, Term Loan - 2022
6.250%, 05/27/22	477	474
Regal Cinemas, Term Loan
3.750%, 04/01/22	469	469
Rovi Solutions Corporation, Term Loan B
3.750%, 07/02/21	410	400
Tribune Media Company, Term Loan B
3.750%, 12/28/20	1,945	1,927
TWCC Hld Corp-Weather Channel, Term Loan B - extended
5.750%, 02/11/20	703	698
Village Roadshow Limited, Ultimates Facility Tranche A-2
4.750%, 11/21/17	697	690
Warner Music Group Corp., Term Loan - 2013
3.750%, 07/01/20	1,019	998
WME IMG Holdings LLC, Second Lien
8.250%, 05/06/22	360	341
WME IMG Holdings LLC, Term Loan B
5.250%, 05/06/21	3,279	3,258

Total Diversified Media		23,767

Energy [1.3%]
Alon USA Inc, MLP Term Loan
9.250%, 11/26/18	549	543
Azure Midstream Holdings LLC, Term Loan B
7.500%, 11/15/18	190	162
Chief Exploration & Development LLC, Second Lien
7.500%, 05/16/21(G) (I)	415	341
CITGO Petroleum Corp., Term Loan B
4.500%, 07/23/21	356	353
CITGO Petroleum Corp., Term Loan B 2015
9.500%, 05/09/18	2,406	2,365
CJ Holding Company, Term Loan B1
6.500%, 03/24/20	359	248
Drillships Financing Holding Inc., Term Loan B1
6.000%, 03/31/21	1,851	1,084
EMG Utica, Term Loan
4.750%, 03/27/20(G)	640	605
Energy Transfer Equity LP, Term Loan B
3.250%, 12/02/19	4,555	4,387
EP Energy (aka Everest Acquisition), Term Loan B-3
3.500%, 05/24/18	644	598
Frac Tech International, Term Loan B - 2014
5.750%, 04/16/21	641	194
Glenn Pool Oil , Term Loan
4.500%, 05/02/16	242	241
Harvey Gulf Int’l Marine, Term Loan B
6.750%, 06/18/20	1,120	722
KCA Deutag, Term Loan
6.250%, 05/15/20	262	208
MEG Energy Corp, Term Loan B - 2013
3.750%, 03/31/20	150	140
Motor Fuel
6.000%, 08/05/22	2,000	2,998
New World Resources
8.500%, 10/07/16(G) (I)	300	335
Obsidian Natural Gas Trust
7.000%, 11/02/15	84	84
Osum Production Corp., Term Loan B
6.500%, 07/31/20(G) (I)	1,136	920
Pacific Drilling, Term Loan B
4.500%, 05/18/18	245	145
Paradigm, Term C Loan
4.750%, 07/24/19	183	165
Petroleum Geo-Services, Term Loan B
3.250%, 03/19/21(G) (I)	281	208
Philadelphia Energy Solutions, Term Loan
6.250%, 04/04/18	356	352
Seadrill Operating LP, Term Loan B
4.000%, 02/21/21	1,184	714
Sheridan Production Partners, Term Loan II-A
4.250%, 12/16/20(G) (I)	37	28

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Sheridan Production Partners, Term Loan II-M
4.250%, 12/16/20(G) (I)	$14	$10
Sheridan Production Partners, Term Loan II-SIP
4.250%, 12/16/20(G) (I)	267	198
Southcross Holdings Borrower LP, Term Loan B
6.000%, 07/29/21	178	129
Stonewall Gas Gathering LLC, Loan
8.750%, 01/28/22	527	523
Templar Energy LLC, Second Lien - 2014
8.500%, 11/25/20	4,345	1,919
Vantage Drilling Co (Offshore), Term Loan
5.000%, 10/25/17(G) (I)	507	164
Vantage Drilling Co (Offshore), Term Loan B (2013)
5.750%, 03/28/19(G) (I)	491	155
Veresen Midstream LP, Initial Term Loan
5.250%, 02/25/22	129	128
Western Refining, Term Loan B
4.250%, 11/12/20	355	353

Total Energy		21,719

Financial [1.8%]
Alliant Holdings Inc., Term Loan B - new
4.500%, 08/12/22	509	501
American Capital Holdings, Inc., Term Loan B - 2017
3.500%, 08/22/17	377	375
Aruba Investments, First Lien
4.250%, 02/02/22	998	1,111
Clipper Acquisitions (aka TCW), Initial Term Loan
3.000%, 02/06/20	219	215
Compass Investors Inc. (USI), Term Loan
4.250%, 12/27/19	345	341
Delos, Term Loan B
3.500%, 03/06/21	370	369
Dubai World
4.250%, 09/30/22(G) (I)	11,260	9,374
2.000%, 09/30/18	7,191	5,861
Duff & Phelps Corporation, Second Lien
9.500%, 08/13/21	160	158
Foncia Groupe, Term Loan D
4.250%, 06/01/18	2,000	2,234
4.250%, 03/24/21	1,000	1,119
Grosvenor Capital Management Holdings LLP, Cov-Lite Term Loan
3.750%, 01/04/21	236	233
Hub International Holdings, Initial Term Loan
4.000%, 10/02/20	348	339
Hyperion Insurance Group Ltd, Term Loan B
5.500%, 04/29/22	244	244
Ineos U.S. Finance LLC, 1st Lien
4.250%, 03/11/22	995	1,075
Ion Trading Technologies, Lien 1
4.500%, 06/10/21	1,800	2,013
iStar Financial Inc., Term Loan A-2 - 2012
7.000%, 03/19/17	127	129
Optimal Payments Ltd.
4.000%, 01/22/21	2,000	2,225
RCS Capital Corporation, Term Loan
6.500%, 04/29/19	484	447
Starwood Property Trust, Inc., Term Loan
3.500%, 04/17/20	355	349
Victory Capital Management, Term Loan B
7.000%, 10/31/21	271	263
Vistra Group, Ltd.
3.750%, 07/21/22(H)	1,000	1,118

Total Financial		30,093

Food and Drug [0.4%]
Albertsons, LLC, Term Loan B-2
5.375%, 03/21/19	2,580	2,578
Albertsons, LLC, Term Loan B-3
4.000%, 08/09/19	312	312
Albertsons, LLC, Term Loan B-4
5.500%, 08/25/21	124	124
Hostess Brands, LLC, Second Lien
8.500%, 07/28/23	210	210
Hostess Brands, LLC, Term Loan
4.500%, 07/29/22	615	615

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
New Albertsons’s, Inc., Term Loan
4.750%, 06/27/21	$545	$543
Rite Aid Corporation, Second Lien - Tranche 1 Term Loans
5.750%, 07/07/20	1,085	1,096
Rite Aid Corporation, Second Lien - Tranche 2 Term Loans
4.875%, 06/21/21	440	440
Supervalu Inc., Term Loan B - 2013
4.500%, 03/21/19	1,303	1,304

Total Food and Drug		7,222

Food/Tobacco [0.7%]
Agrokor
9.000%, 06/04/18	3,500	3,904
Burger King (1011778 B.C. / New Red), Term Loan B 2015
3.750%, 12/10/21	1,837	1,827
Deoleo, Term Loan
4.500%, 06/02/21	3,000	2,958
JBS USA LLC, Term Loan
1.500%, 08/18/22	390	390
JBS USA LLC, Term Loan B-2
3.750%, 09/18/20	289	287
Landry’s Inc., Term Loan B
4.000%, 04/19/18	558	558
Post Holdings Inc, Term Loan B
3.750%, 06/02/21	225	225
United Biscuits
4.817%, 12/10/21	1,000	1,510

Total Food/Tobacco		11,659

Forest Prod/Containers [0.7%]
Ardagh Holdings USA Inc., Incremental Term Loan B
4.000%, 12/17/19	985	980
Berry Plastics Corp., Term Loan D
3.500%, 02/08/20	2,833	2,804
Berry Plastics Corp., Term Loan F
4.000%, 09/16/22(H)	395	394
Caraustar Industries, Inc., Term Loan B
7.500%, 05/01/19	140	139
CD&R Millennium LLC (Mauser), Second Lien
8.750%, 07/31/22	150	148
Oak Tea Inc.
3.500%, 07/02/21(G)	1,945	2,173
Owens-Brockway Glass Container Inc., Term Loan B
3.500%, 08/14/22	209	210
Reynolds Group Holdings, Term Loan B - 2013
4.000%, 12/01/18	1,856	1,855
SIG Combibloc (Onex Wizard), Term Loan B
4.250%, 03/11/22	214	213
Verallia, Lien 1
4.000%, 07/22/22(H)	2,000	2,237

Total Forest Prod/Containers		11,153

Gaming/Leisure [2.0%]
Amaya, First Lien Term Loan
5.000%, 08/01/21	814	800
Belmond Interfin Ltd., Term Loan
4.000%, 03/19/21	394	390
Boyd Gaming Corp, Term Loan B
4.000%, 08/14/20	177	177
Caesars Entertainment Op Co Inc, Prop Co Term Loan
7.000%, 10/11/20	1,395	1,297
Caesars Entertainment Op Co Inc, Term Loan B-4
10.500%, 10/31/16(B)	116	108
Caesars Entertainment Op Co Inc, Term Loan B-6 Extended
9.500%, 01/28/18(B)	4,097	3,780
Caesars Entertainment Op Co Inc, Term Loan B7
9.750%, 03/01/17(B)	751	676
CCM Merger (Motor City), Term Loan B - new
4.500%, 08/06/21	1,620	1,615
Clubcorp Club Operations, Term Loan
4.250%, 07/24/20	270	270
Diamond Resorts Corp, Cov-Lite Term Loan
5.500%, 05/09/21	1,398	1,393
Four Seasons Holdings Inc., Second Lien
6.250%, 12/27/20	150	149
Four Seasons Holdings Inc., Term Loan (12/13)
3.500%, 06/27/20	927	919

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Gala Group Finance Ltd., First Lien
5.508%, 05/25/18	$2,410	$3,639
Global Cash Access, Term Loan B
6.250%, 11/25/20	399	398
Hilton Worldwide Finance, LLC., Term Loan B-1
3.500%, 10/26/20	6,481	6,459
La Quinta Intermediate Holdings, Term Loan B
4.000%, 04/14/21	549	544
LTF Merger Sub, Inc. (Lifetime Fitness), Term Loan
4.250%, 06/03/22	579	576
Mohegan Tribal Gaming, Term Loan B
5.500%, 11/19/19	221	220
NCL Corp Ltd, Term Loan B
4.000%, 11/05/21	174	173
Nordic Cinema
4.000%, 06/10/22	2,000	2,221
Parques, Term Loan
5.000%, 03/26/19	3,000	3,338
Playa Resorts Holding, Term Loan B
4.000%, 08/09/19	186	185
Scientific Games Inc., Term Loan B
4.250%, 10/18/20	149	147
4.250%, 10/18/20	895	882
4.250%, 10/18/20	1,510	1,489
Shingle Springs Tribal, Term Loan B
6.250%, 08/29/19	132	133

Total Gaming/Leisure		31,978

Healthcare [3.0%]
Aenova
5.000%, 09/29/20	2,000	2,213
Air Medical Group Holdings, Inc., Term Loan B
4.500%, 04/28/22	998	984
Alere Inc., Term Loan A
3.200%, 06/11/20	385	383
Allscripts Healthcare Solutions Inc, Term Loan A1
2.920%, 06/28/18	406	405
Amdipharm Mercury Ltd.
5.250%, 11/07/19	2,000	3,019
Ardent Legacy Holdings, Term Loan B
7.750%, 08/04/21	255	255
Catalent Pharma, Term Loan
4.250%, 05/07/21	988	1,105
CDRH (Healogics), Term Loan B
5.240%, 07/01/21	356	354
Community Health Systems, Inc., Term Loan A - 2019
2.608%, 01/25/19	3,500	3,471
Community Health Systems, Inc., Term Loan F
3.425%, 01/25/18	2,488	2,483
Community Health Systems, Inc., Term Loan G
3.750%, 12/31/19	818	816
Community Health Systems, Inc., Term Loan H
4.000%, 01/27/21	1,307	1,306
ConvaTec Healthcare, First Lien
4.250%, 12/22/16	2,993	3,347
ConvaTec Healthcare, Term Loan B
4.250%, 12/30/16	539	537
DPX Holdings B.V., Term Loan B
4.250%, 03/11/21	1,768	1,733
Emdeon Inc, Term Loan B-2
3.750%, 11/02/18	359	357
Endo Pharmaceutical, Term Loan B
3.750%, 06/24/22	2,005	1,997
Genoa-QoL Acquisitions Corp, Second Lien
8.750%, 04/21/23	55	55
Gesundheits
4.750%, 07/25/21(G)	1,000	1,114
Grifols, Inc, Term Loan B
3.194%, 02/27/21	1,782	1,781
Halyard Health, Inc., Term Loan B
4.000%, 10/01/21	317	317
Iasis Healthcare Corporation, Term Loan B - 2013
4.500%, 05/03/18	260	260
IMS Healthcare, Term Loan B - 2021
3.500%, 03/17/21	170	169
Indivior Finance S.� r.l., Term Loan B
7.000%, 12/19/19	517	486

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
inVentiv Health, Inc., Term B-4 Loan
7.750%, 05/15/18	$475	$475
Kindred Healthcare Inc., Term Loan B
4.250%, 04/09/21	461	459
Kinetic Concepts, Term Loan E-1
4.500%, 05/04/18	258	257
LGC Science Holdings, Term Loan
3.889%, 03/12/21(G)	3,000	3,333
MultiPlan Inc, Term Loan
3.750%, 03/31/21(D)	1,011	998
P2 Lower Acq. (Progressive), Term Loan
5.500%, 10/22/20	1,458	1,460
Regional Care (aka RCHP, Inc.), Second Lien
10.500%, 10/23/19	95	95
Regional Care (aka RCHP, Inc.), Term B-2 Loan
6.000%, 04/23/19	965	953
Royalty Pharma (aka RPI), Term Loan B-4
3.500%, 11/09/20	1,492	1,485
Siemens Audiology, Lien 1
4.250%, 01/17/22	998	1,115
Sunrise Medical, Cov-lite Term Loan
5.000%, 07/05/22	303	334
Sunrise Medical, Lien 1 Term Loan B
5.000%, 07/05/22	2,197	2,421
Valeant Pharmaceuticals International, Series C-2 TLB
3.500%, 12/11/19	756	743
Valeant Pharmaceuticals International, Series D-2 TLB
3.500%, 02/13/19	309	304
Valeant Pharmaceuticals International, Series E Tranche B Term Loan
3.500%, 06/26/20	3,706	3,646
Valeant Pharmaceuticals International, Series F-1 Tranche B Term Loan
4.000%, 04/01/22	2,866	2,833

Total Healthcare		49,858

Housing [0.3%]
ABC Supply Company, Term Loan B
3.500%, 04/16/20	820	812
Continental Building Products LLC, First Lien Term Loan
4.000%, 08/28/20	274	273
DTZ US Borrower LLC, Incremental Term Loan
4.250%, 11/04/21	3,016	2,981
QUIKRETE Holdings, Inc., First Lien Term Loan
4.000%, 09/28/20	269	267
Realogy Corporation, New Term Loan B
3.750%, 03/05/20	312	311

Total Housing		4,644

Industrials [0.1%]
Delachaux
5.250%, 09/25/21(G)	500	754
Interpipe Ukraine
8.300%, 03/06/16(G) (I)	3,821	1,137

Total Industrials		1,891

Information Technology [2.1%]
Aricent Technologies, Term Loan
5.500%, 04/14/21	425	421
Arris Group, Inc., Term Loan B 2015
3.250%, 04/17/20	574	572
Avago Technologies Finance, Term Loan B
3.750%, 05/06/21	1,865	1,862
Avaya Inc., Term B-6 Loans
6.500%, 03/31/18	908	788
Avaya Inc., Term Loan B-7
6.250%, 05/29/20	2,579	2,015
Blackboard Inc, Term Loan B3
4.750%, 10/04/18	881	875
CDW LLC, Term Loan
3.250%, 04/29/20	1,178	1,167
CompuCom Systems, Inc., Term Loan B
4.250%, 05/07/20	136	109
Dell Inc, Term Loan B-2
4.500%, 04/29/20	2,792	2,776
Dell Inc, Term Loan C
3.750%, 10/29/18	576	575

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
eResearch Technology, Inc., Term Loan
5.500%, 05/06/22	$289	$288
Fidji Luxembourg (BC3) S.Ã r.l., Term Loan
6.250%, 12/24/20	170	169
Freescale Semiconductor, Tranche B4 Term Loan
4.250%, 02/28/20	2,607	2,603
Infor (US) , Term Loan B-3
3.750%, 06/03/20	186	180
Infor (US), Term Loan B-5
3.750%, 06/03/20	881	851
Informatica, Term Loan
4.500%, 06/03/22	1,000	1,116
Internap Network Services, Term Loan
6.000%, 11/26/19	285	283
iParadigms Holdings LLC, First Lien Term Loan
5.000%, 07/23/21	252	249
IPC Corp., Term B-1 Loans
5.500%, 08/06/21	279	275
Mitel Networks Corporation, Term Loan B 2015
5.000%, 04/29/22	658	653
Nuance Communications, Term Loan
2.920%, 08/07/19	186	184
On Semiconductor Corp, Term Loan
1.980%, 01/02/18(G) (I)	447	436
Presidio, Inc., Term Loan - 2022
5.250%, 02/02/22	592	590
RAET B.V.
4.250%, 07/01/21	1,500	1,672
Riverbed Technology, Inc., Term Loan B
6.000%, 04/24/22	677	677
Scout24 Holdings
4.250%, 12/12/20	1,785	1,992
Sophia LP, Term B Loan
4.750%, 09/16/22(H)	350	349
Southern Graphics Inc., Term Loan - 2013
4.250%, 10/17/19	204	201
SS&C Technologies, Term Loan B-1 (2022)
4.000%, 07/08/22	2,020	2,021
SS&C Technologies, Term Loan B-2 (2022)
4.000%, 07/08/22	320	320
Technicolor, Term Loan
5.500%, 07/11/20	3,753	3,725
The Active Network, Inc., First Lien Term Loan
5.500%, 11/13/20	108	107
TransUnion LLC, Term Loan B-2
3.500%, 04/09/21	438	433
Vertafore, Inc., Term Loan - 2013
4.250%, 10/03/19	784	782
Zebra Technologies Corp, Term Loan B
4.750%, 09/30/21(G)	3,373	3,388

Total Information Technology		34,704

Manufacturing [0.3%]
Doosan Infracore, Term Loan B
4.500%, 05/28/21	351	351
Generac Power Systems Inc, Term Loan B
3.250%, 06/22/18	170	164
LTI Boyd Corporation, Second Lien
10.250%, 04/17/23	500	487
Mirror Bidco Corp. (Dematic), Cov-Lite Term Loan
4.250%, 12/28/19	292	291
Otter Products, LLC, Term Loan B
5.750%, 06/03/20	340	331
Signode Industrial Group US Inc., Term Loan B
3.750%, 05/01/21	1,254	1,243
TTM Technologies, Term Loan
6.000%, 05/07/21	535	498
Utex Industries, First Lien Term Loan
5.000%, 05/14/21	1,124	965

Total Manufacturing		4,330

Metals/Minerals [0.5%]
Atkore International, Inc., Term Loan
4.500%, 04/09/21	356	339
Atlas Iron Limited, Term Loan
8.750%, 12/10/17(G) (I)	116	39
Dynacast International LLC, Term Loan B-1
4.500%, 01/28/22	363	361

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Fortescue Metals Group (FMG), Cov-Lite Term Loan
3.750%, 06/30/19	$7,943	$6,478
Novelis Inc., Incremental Term Loan
4.000%, 06/02/22	1,486	1,460

Total Metals/Minerals		8,677

Retail [1.8%]
Abercrombie & Fitch Management Co., Term Loan B
4.750%, 07/30/21	993	973
AS Adventure
5.883%, 04/12/22	1,000	1,490
AS Adventure, Term Loan B
5.000%, 04/01/22	2,000	2,218
BJ’s Wholesale Club Inc, Second Lien Term Loan
8.500%, 03/26/20	535	529
Capital Automotive LP, Second Lien
6.000%, 04/30/20(G)	1,530	1,536
Capital Automotive LP, Term Loan - 2013
4.000%, 04/10/19	1,915	1,910
CWGS Group, LLC, Term Loan
5.750%, 02/20/20	939	937
Dollar Tree Inc, Term Loan B-1
3.500%, 07/06/22	2,735	2,735
Dollar Tree Inc, Term Loan B-2
4.250%, 03/09/22	1,365	1,365
HMK Intermediate Hldg (Sleepys), Term Loan
5.000%, 03/30/19	323	322
Hudson’s Bay Company, Term Loan B - 2022
4.750%, 08/12/22(H)	2,305	2,312
J Crew Group Inc, Term Loan B
4.000%, 03/05/21	809	625
JC Penney, Prop Co Term Loan
6.000%, 05/21/18	3,457	3,433
Jo-Ann Stores, Inc., Initial Loans
4.000%, 03/16/18	597	587
Michaels Stores, Term Loan B
3.750%, 01/28/20	352	351
Neiman Marcus (fka Mariposa), New Term Loan
4.250%, 10/25/20	762	744
Petco Animal Supplies Inc, Term Loan B - 2013
4.000%, 11/24/17	369	369
Petsmart (fka Argos Merger), Term Loan B-1
4.250%, 03/10/22	1,706	1,701
Sears Roebuck Acceptance Corp., Term Loan B
5.500%, 06/30/18(G)	2,181	2,142
Staples Inc, Term Loan B
2.750%, 04/23/21(H)	600	597
Toys R Us Property Company, Initial Term Loan
6.000%, 08/21/19	1,328	1,208
Toys R Us-Delaware, Inc., FILO CAD Term Loan
8.250%, 10/09/19	125	124
Toys R Us-Delaware, Inc., FILO US Term Loan
8.250%, 10/09/19	155	154
Toys R Us-Delaware, Inc., Term Loan B-3
5.250%, 05/25/18	33	25
Toys R Us-Delaware, Inc., Term Loan B4
9.750%, 04/09/20	1,328	1,164

Total Retail		29,551

Service [2.8%]
4L Technologies Inc., Term Loan B
5.500%, 05/08/20	64	61
Advanced Disposal Services, Term Loan B-2
3.750%, 10/09/19	1,085	1,068
AHT Cooling
4.271%, 11/19/20	1,000	1,087
AI Avocado BV
4.000%, 10/08/21	1,000	1,115
Asurion Corporation, Incremental Term Loan B-2
4.250%, 07/08/20	1,251	1,170
Asurion Corporation, Incremental Tranche B-1
5.000%, 05/24/19	1,810	1,724
Asurion Corporation, Second Lien
8.500%, 03/03/21	2,295	2,056
Asurion Corporation, Term Loan B-4
5.000%, 07/29/22	2,683	2,531

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Busy Bees Nurseries Ltd., Term Loan
4.750%, 04/29/22	$1,000	$1,512
Callcredit Information Group, 1st Lien
5.181%, 02/12/21(G)	3,000	4,453
Digital River, Inc., Term Loan
7.500%, 02/13/21	303	302
DigitalGlobe Inc, Term Loan B
3.750%, 01/31/20	442	439
Dorna Sports, Term Loan
4.172%, 04/30/21(G)	1,949	2,168
Environmental Resources, Term Loan
8.000%, 05/09/22	2,000	1,985
5.000%, 05/07/21	2,000	1,985
Evertec Group, LLC, Term Loan A
2.700%, 04/17/18	533	507
Evertec Group, LLC, Term Loan B
3.500%, 04/17/20	91	88
First Data Corporation, 2018 New Dollar Term Loan
3.687%, 03/23/18	4,965	4,920
First Data Corporation, 2018B Second New Term Loan
3.687%, 09/24/18	805	797
First Data Corporation, 2021 Extended Dollar Term Loan
4.187%, 03/24/21	1,745	1,741
First Data Corporation, New 2022 Dollar Term Loan
3.950%, 06/24/22	220	219
Interactive Data Corporation, Term Loan B - 2014
4.750%, 05/02/21	1,457	1,451
iQor US Inc., Term Loan B
6.000%, 04/01/21(G) (I)	1,045	846
LS Deco LLC (Leighton), Term Loan B
5.500%, 05/21/22	171	171
Nets Holdings, Term Loan
4.250%, 05/04/21	3,000	3,337
PODS LLC, Term Loan B
5.250%, 01/28/22	184	182
PrePaid Legal Services, Inc., Term Loan B
6.250%, 07/01/19(G)	135	135
Redtop Acquisitions Limited, First Lien Term Loan
4.500%, 12/03/20	215	216
Redtop Acquisitions Limited, Second Lien
8.250%, 06/03/21	187	186
Securitas Direct, Term Loan
3.681%, 08/30/19(G)	3,000	3,428
Sedgwick, Inc., First Lien Term Loan
3.750%, 03/01/21	1,486	1,462
Sedgwick, Inc., Second Lien
6.750%, 02/28/22	760	712
Spin Holdco (Coinmach), Term Loan B
4.250%, 11/14/19	108	106
STG-Fairway Acq. - First Advantage, Term Loan B - new
6.250%, 06/29/22	1,724	1,717

Total Service		45,877

Sovereign [0.6%]
Arab Republic of Egypt
1.884%, 01/04/21(G) (I)	2,790	2,528
Republic of Angola
6.600%, 12/06/20	7,000	6,922

Total Sovereign		9,450

Telecommunications [1.3%]
Cincinnati Bell Inc., Term Loan B - 2013
4.000%, 09/10/20	1,032	1,028
Frontier Communications, Term Loan A
3.050%, 10/14/16	3,054	3,023
Integra Telecom, Term Loan B - new
5.250%, 08/14/20	427	424
Level 3 Communications, Term Loan B-3 -2019
4.000%, 08/01/19	735	734
Level 3 Communications, Term loan B-4 - 2020
4.000%, 01/15/20	3,665	3,651
LTS Buyer LLC (Light Tower), Term Loan
4.000%, 04/13/20	1,104	1,082
Numericable U.S. LLC, Term Loan B-1
4.500%, 05/21/20	2,685	2,666

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Numericable U.S. LLC, Term Loan B-2
4.500%, 05/21/20	$2,323	$2,307
Numericable U.S. LLC, Term Loan B-5
4.000%, 07/27/22	360	353
Sky Bet, Cov-Lite First Lien Term Loan
6.083%, 02/25/22	1,000	1,513
Telenet Communications
3.500%, 05/01/23	2,000	2,186
Telx Group, Term Loan B (2014)
4.500%, 04/09/20	563	561
Zayo Group LLC, Term Loan B - 2012
4.000%, 07/02/19	2,398	2,381

Total Telecommunications		21,909

Textile & Apparel Mfg. [0.1%]
Vivarte, BOND
4.000%, 10/29/19	1,000	1,179

Transportation [0.5%]
Allison Transmission Inc, Term Loan B3 (2013)
3.500%, 08/23/19	1,631	1,629
Chrysler Automotive, 2014 Term Loan B
3.250%, 12/31/18	1,478	1,463
Chrysler Group
4.250%, 05/24/17(G)	871	866
Commercial Barge Line Company, Term Loan B
7.500%, 09/22/19	1	1
7.500%, 09/22/19	292	286
CS Intermedia Holdco 2 LLC, Term Loan
4.000%, 04/04/21	281	279
FleetPride, Term Loan B
5.250%, 11/15/19	209	201
Gruden Acquisition, Inc. (Quality Distribution), Term Loan
5.750%, 07/29/22	310	305
MPG Holdco (Metaldyne), Term Loan B
3.750%, 10/20/21	354	351
Navios Maritime Midstream Partners LP, Term Loan
5.500%, 06/15/20	145	143
Navios Maritime Partners LP, Term Loan B
5.250%, 06/27/18	332	329
Schaeffler Finance BV, Term Loan E
3.750%, 05/15/20	1,035	1,034
Tower Auto Holdings, Term Loan B - 2020
4.000%, 04/23/20	208	203
Travelport, Term Loan B
5.750%, 09/02/21	377	375
Visteon Corporation, Term Loan B
3.500%, 04/09/21	312	310
Wabash National Corporation, Term Loan B
4.250%, 03/16/22	323	324

Total Transportation		8,099

Utility [0.7%]
Bronco Midstream Funding, LLC, Term Loan B
5.000%, 08/15/20	1,043	970
Calpine, Construction TL B1 (2020)
3.000%, 05/03/20	147	143
Calpine, Construction TL B2 (2022)
3.250%, 01/31/22	1,080	1,051
Calpine, Term Loan B3
4.000%, 09/27/19	1,549	1,544
Calpine, Term Loan B4
4.000%, 10/31/20	828	825
Calpine, Term Loan B5
3.500%, 05/20/22	883	868
Empire Generating Co, LLC, Term Loan B
5.250%, 03/12/21	1,498	1,401
Empire Generating Co, LLC, Term Loan C
5.250%, 03/12/21	110	103
Green Energy Partners / Stonewall LLC, Term Loan B-1
6.500%, 11/12/21	205	201
La Frontera Generation LLC, Term Loan B
4.500%, 09/30/20	1,448	1,279
Longview Power
6.000%, 04/13/20	1,496	1,469

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)/ Acquisition Cost (000)	Value (000)
Panda Temple Power II, LLC, Term Loan
7.250%, 04/03/19	$150	$133
Power Buyer, LLC, Second Lien
8.250%, 11/06/20	180	171
Power Buyer, LLC, Term Loan
4.250%, 05/06/20	547	540
Terra-Gen Finance Company, LLC, Term Loan B
5.250%, 11/26/21	172	167
TPF Generation Holdings, Term Loan B - 2013
4.750%, 12/31/17	910	854
Viva Alamo LLC, Term Loan B
5.250%, 02/22/21(G) (I)	275	228

Total Utility		11,947

Wireless Communications [0.3%]
Aircell Business Aviation Services LLC (GOGO), Term Loan - B-2
7.500%, 03/21/18	226	227
Aircell Business Aviation Services LLC (GOGO), Term Loan B
11.250%, 06/21/17	1,928	1,996
Crown Castle Int’l, Extended Increm Tranche B2
3.000%, 01/31/21	1,413	1,407
nTelos, Term Loan B
5.750%, 11/09/19	923	920
Syniverse Technologies, Inc., Old Term Loan B - Initial Term Loans
4.000%, 04/23/19	65	58
Syniverse Technologies, Inc., Tranche B Term Loan
4.000%, 04/23/19	297	270

Total Wireless Communications		4,878

Total Loan Participations
(Cost $499,522)		474,553

Life Settlement Contracts (G)(I)(J) [9.7%]
American General Life #460L,
Acquired 05/30/2014*	303	425
American General Life #508L,
Acquired 05/30/2014*	2,595	2,808
American General Life #542L,
Acquired 07/30/2015*	83	132

Description	Acquisition Cost (000)	Value (000)
American General Life #634L,
Acquired 05/30/2014*	$530	$880
American General Life #906L,
Acquired 07/30/2015*	479	2,638
American General Life #964L,
Acquired 07/30/2015*	1,459	1,526
AXA Equitable Life #0474,
Acquired 11/04/2013*	7,290	12,271
AXA Equitable Life #0932,
Acquired 11/04/2013*	1,014	4,360
AXA Equitable Life #1600,
Acquired 05/30/2014*	1,436	1,812
AXA Equitable Life #1616,
Acquired 05/30/2014*	3,254	3,879
AXA Equitable Life #1898,
Acquired 11/04/2013*	441	333
AXA Equitable Life #4496,
Acquired 11/04/2013*	115	756
AXA Equitable Life #7233,
Acquired 11/04/2013*	395	1,370
AXA Equitable Life #7578,
Acquired 11/04/2013*	2,104	3,154
AXA Equitable Life #7857,
Acquired 11/04/2013*	2,297	4,888
AXA Equitable Life #8538,
Acquired 11/04/2013*	1,333	2,723
AXA Equitable Life #9345,
Acquired 11/04/2013*	143	540
Guardian Insurance #0346,
Acquired 11/04/2013*	646	3,014
ING Reliastar #3394,
Acquired 05/30/2014*	3,687	4,282
ING Reliastar #1234,
Acquired 12/05/2013*	1,067	3,557
ING Reliastar #1649,
Acquired 12/05/2013*	61	1,380
ING Reliastar #4842,
Acquired 11/20/2013*	921	3,983
ING Reliastar #776H,
Acquired 05/30/2014*	1,518	1,826
John Hancock #0430,
Acquired 05/30/2014*	2,418	3,476
John Hancock #0801,
Acquired 05/30/2014*	1,564	2,237
John Hancock #1929,
Acquired 05/30/2014*	3,812	5,147
John Hancock #2223,
Acquired 11/19/2013*	1,279	3,077
John Hancock #5072,
Acquired 05/30/2014*	1,409	1,821

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)	Value (000)
John Hancock #5080,
Acquired 11/19/2013*	$313	$1,916
John Hancock #5885,
Acquired 05/30/2014*	894	980
John Hancock #6686,
Acquired 05/30/2014*	3,035	2,726
John Hancock #6912,
Acquired 05/30/2014*	1,065	1,314
Lincoln National #9330,
Acquired 05/30/2014*	5,482	4,316
Lincoln National #0019,
Acquired 09/18/2015*	2,460	4,126
Lincoln National #4654,
Acquired 05/30/2014*	721	697
Lincoln National #5456
Acquired 09/18/2015*	1,029	3,206
Lincoln National #4754,
Acquired 09/18/2015*	610	2,404
Lincoln National #5255,
Acquired 09/18/2015*	287	319
Lincoln National #5658,
Acquired 09/18/2015*	329	1,004
Lincoln National #7099,
Acquired 09/18/2015*	1,254	2,852
Lincoln National #8558,
Acquired 09/18/2015*	1,659	3,523
Lincoln National #9239,
Acquired 05/30/2014*	2,181	2,598
Mass Mutual #1849,
Acquired 11/05/2013*	2,926	4,163
Mass Mutual #5167,
Acquired 05/30/2014*	63	924
Mass Mutual #5681,
Acquired 11/05/2013*	288	1,472
Mass Mutual #5864,
Acquired 05/30/2014*	4,668	4,888
Mass Mutual #6620,
Acquired 11/05/2013*	222	1,599
Met Life #8MLU,
Acquired 05/30/2014*	1,413	4,319
NY Life Insurance #5673,
Acquired 05/30/2014*	3,334	4,559
Pacific Life #7850,
Acquired 05/30/2014*	550	631
Penn Mutual #3106,
Acquired 05/30/2014*	1,294	1,418
Phoenix Life #5555,
Acquired 05/30/2014*	3,946	5,465
Phoenix Life #6161,
Acquired 05/30/2014*	3,472	5,577

Description	Acquisition Cost (000)/ Face Amount (000)	Value (000)
Phoenix Life #8499,
Acquired 05/30/2014*	$756	$545
Phoenix Life #8509,
Acquired 05/30/2014*	761	545
Principal Financial #6653,
Acquired 10/30/2013*	306	860
Security Mutual Life #5380,
Acquired 10/30/2013*	410	1,107
Transamerica #1708,
Acquired 10/28/2013*	957	3,447
Transamerica #3426,
Acquired 11/12/2013*	275	684
Transamerica #8205,
Acquired 10/28/2013*	714	1,391
U.S. Life Insurance #46NL,
Acquired 07/30/2015*	879	1,504
Union Central Life #4500,
Acquired 10/30/2013*	790	3,940

Total Life Settlement Contracts
(Cost $92,996)		159,314

Sovereign Debt [1.5%]
Bosnia & Herzegovina Government International Bond
0.875%, 12/11/17(D)	1,678	1,694
City of Buenos Aires Argentina, MTN
8.950%, 02/19/21	200	206
Egyptian Paris Club
2.779%, 01/01/21(G) (I)	112	105
Islamic Republic of Pakistan
7.250%, 04/15/19	2,500	2,563
Ivory Coast Government International Bond
5.750%, 12/31/32	1,000	866
Kenya Government International Bond
5.875%, 06/24/19	1,677	1,608
Mozambique EMATUM Finance 2020 BV
6.305%, 09/11/20	1,915	1,637
Provincia de Buenos Aires
11.750%, 10/05/15	3,950	3,950
10.875%, 01/26/21	2,750	2,681
9.250%, 04/15/17	227	228
Republic of Argentina
7.000%, 10/03/15	3,000	3,087

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)/ Shares/Number of Warrants	Value (000)
Senegal Government International Bond
8.750%, 05/13/21	$1,500	$1,565
Ukraine Government International Bond
6.875%, 12/01/15	2,750	2,227
United Republic of Tanzania
6.538%, 03/09/20(D)	2,690	2,549

Total Sovereign Debt
(Cost $25,933)		24,966

Closed-End Fund [1.0%]
Stone Ridge Reinsurance Risk Premium Interval Fund(G)	1,476,378	15,664

Total Closed-End Fund
(Cost $15,000)		15,664

Asset-Backed Securities [0.3%]
BT SPE (Acquired 07/06/11, Acquisition Cost $10,781,378)
9.250%, 06/06/16(G) (I) (J)	6,112	5,469
Sealane Trade Finance, Ser 2011-1X, Cl A
2.314%, 02/12/16(D) (G) (I)	93	81
Start CLO, Ser 2011-7A, Cl A
2.332%, 06/09/16(A) (D) (G) (I)	122	114

Total Asset-Backed Securities
(Cost $6,328)		5,664

Warrants [0.3%]
Central Bank of Nigeria,
Expires 11/15/20*	34,250	4,675
Gulf Keystone Petro,
Expires 04/18/17*	661,000	13

Total Warrants
(Cost $6,033)		4,688

Convertible Bonds [0.3%]
Coal Mining [0.0%]
Enercoal Resources Pte
9.250%, 04/07/18(B)	200	30
New World Resources
4.000%, 10/07/20	326	37

Total Coal Mining		67

Description	Face Amount (000)/Shares	Value (000)
Food, Beverage & Tobacco [0.1%]
CEDC Finance International
10.000%, 04/30/18(B) (G) (I)	$1,599	$783

Medical Products & Services [0.0%]
Bio City Development B.V
8.000%, 07/06/18	1,000	510

Metal-Iron [0.0%]
London Mining Jersey
12.000%, 02/15/16(B) (G) (I)	1,500	77

Miscellaneous Business Services [0.2%]
DP World
1.750%, 06/19/24	3,000	3,274

Petroleum & Fuel Products [0.0%]
Gulf Keystone Petroleum
6.250%, 10/18/17	1,000	401

Total Convertible Bonds
(Cost $7,967)		5,112

Common Stock [0.1%]
Energy [0.0%]
Aventine Renewable Energy Holdings *(G) (I)	3,836	32
Lone Pine Resource *(G) (I)	9,355	—
Lone Pine Resource A *(G) (I) (J)	9,355	11

Total Energy		43

Metals & Mining [0.1%]
New World Resources, Cl A *	44,276,198	301
Petropavlovsk	4,522,345	404

Total Metals & Mining		705

Petroleum & Fuel Products [0.0%]
InterOil Exploration and Production *	460,225	88

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares	Value (000)
Services [0.0%]
A’Ayan Leasing *	1,169,438	$128
Astana Finance *	208,618	—

Total Services		128

Total Common Stock
(Cost $2,102)		964

Short-Term Investments [8.6%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.010%**‡	59,033	59
SEI Daily Income Trust Government Fund, Cl A, 0.030%**	141,221,661	141,322

Total Short-Term Investments
(Cost $141,381)		141,381

Total Investments [98.1%]
(Cost $1,675,532)		$1,610,241

Percentages are based on Net Assets of $1,641,954 (000).

‡	Investment in Affiliate.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2015, the value of these securities amounted to $176,288 (000), representing 10.7% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2015.
(D)	Rate shown is the effective yield at time of purchase.
(E)	Step Bond — The rate reported is the rate in effect on September 30, 2015. The coupon on a step bond changes on a specific date.
(F)	Payment in Kind Bond.
(G)	Security is considered illiquid. The total market value of such securities as of September 30, 2015 was $209,976 (000) and represented 12.8% of net assets of the Fund.
(H)	Unsettled bank loan.
(I)	Security is considered restricted. The total market value of such securities as of September 30, 2015 was $209,976 (000) and represented 12.8% of Net Assets of the Fund.
(J)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2015 was $164,794 (000) and represented 10.0% of net assets of the Fund.

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound Sterling

LLC — Limited Liability Corporation

LLP — Limited Liability Partnerships

LP — Limited Partnership

MLP — Master Limited Partnership

MTN — Medium Term Note

NY — New York

PLC — Public Limited Company

Ser — Series

SPE — Special Purpose Entity

USD — United States Dollar

Amounts designated as “—” are either $0 or have been rounded to $0.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Maturity Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
10/23/15-11/27/15	GBP	33,889	USD	51,382	$131
10/23/15-12/1/15	EUR	105,350	USD	118,078	253
1/15/16	CHF	2,440	USD	2,590	75
					$459

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2015, is as follows:

Counterparty	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Appreciation (000)
U.S. Bank	$(171,591)	$172,050	$459

For the period ended September 30, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (continued)

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$777,935	$—	$777,935
Loan Participations	—	472,025	2,528	474,553
Life Settlement Contracts	—	—	159,314	159,314
Sovereign Debt	—	24,861	105	24,966
Closed-End Fund	15,664	—	—	15,664
Asset-Backed Securities	—	195	5,469	5,664
Convertible Bonds	—	5,112	—	5,112
Warrants	4,675	13	—	4,688
Common Stock	620	333	11	964
Short-Term Investments	141,381	—	—	141,381
Total Investments in Securities	$162,340	$1,280,474	$167,427	$1,610,241

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$459	$—	$459

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.
(1)

Of the $167,427 (000) in Level 3 securities as of September 30, 2015, $164,794 (000) or 98.4% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2015:

	Investments in Loan Participations	Investments in Life Settlement Contracts	Investments in Sovereign Debt
Beginning balance as of October 1, 2014	$6,000	$130,798	$179
Accrued discounts/ premiums	117	—	5
Realized gain/(loss)	(617)	22,396	17
Change in unrealized appreciation/(depreciation)	291	30,306	—
Purchases	—	10,527	—
Sales/paydowns	(3,263)	(34,713)	(96)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2015	$2,528	$159,314	$105
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(36)	$30,306	$—

	Investments in Asset-Backed Securities	Investments in Corporate Bonds
Beginning balance as of October 1, 2014	$7,886	$165
Accrued discounts/ premiums	—	—
Realized gain/(loss)	—	19
Change in unrealized appreciation/(depreciation)	(156)	(7)
Purchases	—	—
Sales/paydowns	(2,261)	(177)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance as of September 30, 2015	$5,469	$—
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(156)	$—

	Investments in Common Stock	Total
Beginning balance as of October 1, 2014	$18	$145,046
Accrued discounts/ premiums	—	122
Realized gain/(loss)	—	21,815
Change in unrealized appreciation/(depreciation)	(7)	30,427
Purchases	—	10,527
Sales/paydowns	—	(40,510)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance as of September 30, 2015	$11	$167,427
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(7)	$30,107

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

consolidated schedule of investments
September 30, 2015
City National Rochdale Fixed Income Opportunities Fund (concluded)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2015. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2015 (000)	Valuation Techniques
BT SPE	$5,469	Discounted Cash Flow Model based on actual collection level and experienced defaults

		Observable Inputs
		Accumulated Collections
		Accumulated Defaults
		Annualized Default Rate
		Accumulated Default Rate
		Pace of Collection Pace of Defaults
		Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	9.25%

		Valuation Techniques
Life Settlement Contracts	159,314	Discounted Cash Flow Model
		Observable Inputs
		Maturity Value

		Unobservable Inputs	Range
		Discount Rate	14%
		Expected Maturity (months)	2-112 Months

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation, would result in a lower fair value measurement.

For the year ended September 30, 2015, there have been no transfers between Levels of assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

At September 30, 2015, the Fund had the following investments in life settlement contracts:

Year	Number of Contracts	Fair Value (000)	Face Value (Death Benefits) (000)
2016	8	$34,606	$36,357
2017	4	7,066	10,066
2018	8	31,528	56,750
2019	10	36,512	79,875
2020	11	17,960	62,500
Thereafter	21	31,642	138,000
	62	$159,314	$383,548

For the year ended September 30, 2015, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Consolidated Statement of Operations, as part of the unrealized appreciation (depreciation) on investments, consisted of a net positive change to fair value on life settlement contracts of $30,305,686, offset by $20,832,231 in premiums paid and continuing costs associated with its investment in the Policies. For the year ended September 30, 2015, the Fund realized gains of $22,395,662 on matured life settlements, which are disclosed in the Consolidated Statement of Operations, as part of the realized loss on investments.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

schedule of investments
September 30, 2015
City National Rochdale Multi-Asset Fund

Description	Shares	Value (000)
Exchange Traded Funds [48.9%]
Financial Select Sector SPDR	22,680	$514
iShares 7-10 Year Treasury Bond ETF	31,780	3,428
iShares MSCI World ETF	12,035	803
iShares Russell 3000 Index Fund	9,870	1,124
iShares S&P MidCap 400 Index Fund	6,865	938
SPDR S&P 500	3,053	585
SPDR S&P Dividend	12,712	917
SPDR S&P Telecom ETF	6,015	318
Technology Select Sector SPDR	7,330	290
Utilities Select Sector SPDR Fund	16,070	696
Vanguard FTSE Developed Markets ETF	11,415	407

Total Exchange Traded Funds
(Cost $9,881)		10,020

Unaffiliated Registered Investment Companies [25.6%]
Ashmore Emerging Markets Corporate Debt Fund	118,498	921
DoubleLine Total Return Bond Fund	68,222	746
Oppenheimer Senior Floating Rate Fund	89,396	705
Vanguard Short-Term Bond Index Fund	160,226	1,689
Voya Global Real Estate Fund	38,090	727
WisdomTree Europe Hedged Equity Fund	8,305	454

Total Unaffiliated Registered Investment Companies
(Cost $5,361)		5,242

Affiliated Registered Investment Companies [8.9%]
City National Rochdale Corporate Bond Fund, Servicing Class	124,539	1,300
City National Rochdale High Yield Bond Fund, Institutional Class	70,053	531

Total Affiliated Registered Investment Companies
(Cost $1,962)		1,831

Short-Term Investments [13.3%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%**‡	1,356,828	1,357
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**	1,356,828	1,357

Total Short-Term Investments
(Cost $2,714)		2,714

Total Investments [96.7%]
(Cost $19,918)		$19,807

Percentages are based on Net Assets of $20,484 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.

Cl — Class

ETF — Exchange Traded Fund

FTSE — Financial Times and Stock Exchange

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

As of September 30, 2015, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

schedule of investments
September 30, 2015
City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [94.7%]
Consumer Discretionary [3.4%]
Cedar Fair	14,000	$737
Hasbro	20,000	1,443
McDonald’s	33,800	3,330
Six Flags Entertainment	18,000	824

Total Consumer Discretionary		6,334

Consumer Staples [26.1%](A)
Altria Group	64,250	3,495
B&G Foods	102,900	3,751
Campbell Soup	15,000	760
Clorox	32,100	3,708
Coca-Cola	8,000	321
ConAgra Foods	27,800	1,126
Dr Pepper Snapple Group	52,900	4,182
General Mills	66,680	3,743
Hershey	24,400	2,242
Imperial Tobacco Group ADR	23,152	2,396
Kellogg	40,500	2,695
Kimberly-Clark	18,200	1,985
PepsiCo	8,000	754
Philip Morris International	52,600	4,173
Procter & Gamble	39,149	2,816
Reynolds American	36,272	1,606
Sysco	31,600	1,232
Unilever ADR	22,200	905
Universal	38,592	1,913
Vector Group	146,243	3,307
Wal-Mart Stores	29,200	1,893

Total Consumer Staples		49,003

Energy [8.1%]
Buckeye Partners	12,400	735
Chevron	30,683	2,420
ConocoPhillips	27,500	1,319
Enbridge Energy Partners	15,000	371
Energy Transfer Partners	3,700	152
Enterprise Products Partners	72,584	1,807
Exxon Mobil	25,838	1,921
Kinder Morgan	33,500	927
NuStar Energy	11,250	504
Occidental Petroleum	25,500	1,687
ONEOK	18,500	596
Plains All American Pipeline	60,725	1,845
Spectra Energy	4,753	125
TransCanada	25,928	819

Total Energy		15,228

Financials [5.7%]
Arthur J Gallagher	13,200	545
BB&T	44,000	1,566
Cincinnati Financial	51,700	2,781
Compass Diversified Holdings	52,000	838
JPMorgan Chase	32,000	1,951
Mercury General	15,000	758
NBT Bancorp	25,935	699
People’s United Financial	30,000	472
US Bancorp	10,000	410
Welltower	11,612	786

Total Financials		10,806

Health Care [7.8%]
Bristol-Myers Squibb	52,000	3,078
Eli Lilly	48,400	4,051
GlaxoSmithKline ADR	32,000	1,230
Johnson & Johnson	38,200	3,566
Merck	28,150	1,390
Pfizer	41,944	1,318

Total Health Care		14,633

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

schedule of investments
September 30, 2015
City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Industrials [4.6%]
3M	1,000	$142
Eaton	39,700	2,036
General Dynamics	14,500	2,000
General Electric	20,000	504
Lockheed Martin	19,200	3,981

Total Industrials		8,663

Information Technology [0.9%]
Paychex	20,000	953
Seagate Technology	15,000	672

Total Information Technology		1,625

Materials [2.0%]
Dow Chemical	19,000	805
EI du Pont de Nemours	32,700	1,576
Olin	28,000	471
Sonoco Products	24,000	906

Total Materials		3,758

REITs [12.6%]
Apartment Investment & Management, Cl A	17,229	638
Camden Property Trust	8,914	659
Care Capital Properties	9,658	318
Communications Sales & Leasing	27,225	487
EPR Properties	33,200	1,712
Government Properties Income Trust	35,000	560
Health Care Property Investors	33,546	1,250
Healthcare Realty Trust	17,000	422
Healthcare Trust of America, Cl A	20,000	490
Home Properties	45,000	3,364
Liberty Property Trust	17,385	548
Mid-America Apartment Communities	12,000	982
National Health Investors	20,000	1,150
National Retail Properties, Cl REIT	48,500	1,759
National Storage Affiliates Trust	50,000	678
Plum Creek Timber	24,000	948
Public Storage	10,000	254
QTS Realty Trust, Cl A *	8,000	350
Select Income REIT	62,000	1,179
Simon Property Group	10,000	1,837
Sovran Self Storage	10,036	946
Tanger Factory Outlet Centers	27,984	923
Ventas	38,632	2,166

Total REITs		23,620

Shipping & Transportation [0.6%]
Fly Leasing ADR	87,370	1,153

Telecommunication Services [6.3%]
AT&T	84,500	2,753
Consolidated Communications Holdings	125,400	2,416
Lamar Advertising, Cl A	70,000	3,653
Verizon Communications	68,067	2,962

Total Telecommunication Services		11,784

Utilities [16.6%]
AGL Resources	19,000	1,160
American Electric Power	33,500	1,905
AmeriGas Partners	28,200	1,171
Atmos Energy	15,000	873
Avista	30,000	998
Brookfield Infrastructure Partners, Cl Miscellaneous	36,000	1,324
Dominion Resources	24,000	1,689
DTE Energy	15,000	1,206
Duke Energy	59,006	4,245
Entergy	13,700	892
Eversource Energy	37,492	1,898
Ferrellgas Partners	7,300	144
FirstEnergy	38,000	1,190
NiSource	20,000	371
Northwest Natural Gas	8,396	385
OGE Energy	33,600	919
Pinnacle West Capital	28,885	1,852
Portland General Electric	12,000	443
PPL	20,000	658
SCANA	38,000	2,138
Sempra Energy	9,000	870
Suburban Propane Partners	11,200	368
UIL Holdings	14,000	704
United Utilities Group ADR	17,318	483
WEC Energy Group	36,500	1,906
Xcel Energy	40,000	1,416

Total Utilities		31,208

Total Common Stock
(Cost $147,126)		177,815

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

schedule of investments
September 30, 2015
City National Rochdale Dividend & Income Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Exchange Traded Funds [2.5%]
iShares US Preferred Stock ETF	19,500	$753
PowerShares Preferred Portfolio	269,500	3,929

Total Exchange Traded Funds
(Cost $4,725)		4,682

Preferred Stock [1.6%]
Financials [0.8%]
AmTrust Financial Services 7.500%	10,000	251
Bank of America 6.500%	10,000	255
Capital One Financial 6.700%	10,000	265
JPMorgan Chase 6.125%	10,000	251
Wells Fargo 6.000%	10,000	254
Wells Fargo Real Estate Investment 6.375%	10,000	256

Total Financials		1,532

REITs [0.5%]
Equity Commonwealth 7.250%	10,000	255
First Potomac Realty Trust 7.750%	10,000	255
National Retail Properties 6.625%	10,000	253
Public Storage 6.500%	10,000	252

Total REITs		1,015

Telecommunication Services [0.3%]
Qwest 7.375%	10,000	255
Verizon Communications 5.900%	10,000	260

Total Telecommunication Services		515

Total Preferred Stock
(Cost $2,977)		3,062

Asset-Backed Security [0.2%]
BT SPE (Acquired 07/06/11, Acquisition Cost $551,294)
9.250%, 06/06/16(B)(C)	$313	280

Total Asset-Backed Security
(Cost $312)		280

Description	Shares	Value (000)
Short-Term Investments [0.4%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.010%**‡	455,644	$455
SEI Daily Income Trust Government Fund, Cl A, 0.030%**	205,644	206

Total Short-Term Investments
(Cost $661)		661

Total Investments [99.4%]
(Cost $155,801)		$186,500

Percentages are based on Net Assets of $187,685 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.
(A)	The Fund uses more specific categories in following its investment limitations on investment concentrations. Broad industry sectors are used for financial reporting purposes.
(B)	Security is considered illiquid. The total market value of such security as of September 30, 2015 was $280 (000) and represented 0.1% of net assets of the Fund.
(C)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2015 was $280 (000) and represented 0.1% of net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

SPE — Special Purpose Entity

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$177,815	$—	$—	$177,815
Exchange Traded Funds	4,682	—	—	4,682
Preferred Stock	3,062	—	—	3,062
Asset-Backed Security	—	—	280	280
Short-Term Investments	661	—	—	661
Total Investments in Securities	$186,220	$—	$280	$186,500

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

schedule of investments
September 30, 2015
City National Rochdale Dividend & Income Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2015:

Investments in Asset-Backed Security
Beginning balance as of October 1, 2014	$403
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(8)
Purchases	—
Sales/paydowns	(115)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2015	$280
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(8)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2015. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2015 (000)	Valuation Technique
BT SPE	$280	Discounted Cash Flow Model based on actual collection level and experienced defaults

		Observable Inputs
		Accumulated Collections
		Accumulated Defaults
		Annualized Default Rate
		Accumulated Default Rate
		Pace of Collection Pace of Defaults
		Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increased and decreased in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the period ended September 30, 2015, the transfers into Level 1 were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

schedule of investments
September 30, 2015
City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [97.2%]
Aerospace & Defense [7.0%]
Boeing	20,900	$2,737
Hexcel	71,800	3,221
Honeywell International	43,100	4,081
Textron	131,700	4,957

Total Aerospace & Defense		14,996

Auto Components [1.3%]
Magna International	57,800	2,775

Biotechnology [5.3%]
Celgene *	46,700	5,052
Gilead Sciences	63,400	6,225

Total Biotechnology		11,277

Capital Markets [4.1%]
Affiliated Managers Group *	14,900	2,548
Charles Schwab	215,000	6,140

Total Capital Markets		8,688

Commercial Banks [3.6%]
BankUnited	98,500	3,521
Wells Fargo	79,800	4,098

Total Commercial Banks		7,619

Computer Software [1.5%]
Microsoft	72,600	3,213

Computers & Peripherals [3.6%]
Apple	69,500	7,666

Diversified Financial Services [2.3%]
JPMorgan Chase	79,800	4,866

Diversified Telecommunication Services [1.4%]
Verizon Communications	67,400	2,933

Energy Equipment & Services [1.4%]
Schlumberger	43,400	2,993

Food & Staples Retailing [5.5%]
Costco Wholesale	34,300	4,959
CVS Health	69,800	6,734

Total Food & Staples Retailing		11,693

Food Products [2.8%]
Tyson Foods, Cl A	104,700	4,512
WhiteWave Foods, Cl A *	39,400	1,582

Total Food Products		6,094

Health Care Equipment & Supplies [2.2%]
Edwards Lifesciences *	33,800	4,805

Health Care Providers & Services [2.7%]
HCA Holdings *	41,000	3,172
UnitedHealth Group	23,400	2,714

Total Health Care Providers & Services		5,886

Health Care Technology [1.2%]
Cerner *	41,500	2,488

Hotels, Restaurants & Leisure [1.8%]
Starbucks	69,500	3,950

Household Durables [1.7%]
PulteGroup	198,800	3,751

Insurance [4.1%]
American International Group	82,500	4,688
Prudential Financial	52,700	4,016

Total Insurance		8,704

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

schedule of investments
September 30, 2015
City National Rochdale U.S. Core Equity Fund (concluded)

Description	Shares	Value (000)
Internet Software & Services [5.8%]
Facebook, Cl A *	53,000	$4,765
Google, Cl A *	12,310	7,738

Total Internet Software & Services		12,503

IT Services [5.8%]
MasterCard, Cl A	66,600	6,002
Visa, Cl A	91,200	6,353

Total IT Services		12,355

Leisure Equipment & Products [1.4%]
Polaris Industries	24,600	2,949

Life Sciences Tools & Services [1.8%]
Thermo Fisher Scientific	31,400	3,840

Machinery [2.0%]
Wabtec	48,200	4,244

Media [6.7%]
Comcast, Cl A	108,900	6,194
Lions Gate Entertainment	89,600	3,297
Walt Disney	46,600	4,763

Total Media		14,254

Multi-Utilities [2.6%]
PG&E	106,800	5,639

Oil, Gas & Consumable Fuels [4.0%]
Chevron	28,400	2,240
EOG Resources	29,500	2,148
Exxon Mobil	57,200	4,253

Total Oil, Gas & Consumable Fuels		8,641

Pharmaceuticals [1.9%]
Eli Lilly	48,200	4,034

Road & Rail [2.1%]
Union Pacific	49,800	4,403

Semiconductors & Semiconductor Equipment [2.2%]
NXP Semiconductor *	53,900	4,693

Software [1.8%]
Adobe Systems *	47,700	3,922

Specialty Retail [4.2%]
Home Depot	45,500	5,255
Lowe’s	53,000	3,653

Total Specialty Retail		8,908

Water Utilities [1.4%]
American Water Works	54,700	3,013

Total Common Stock
(Cost $177,911)		207,795

Short-Term Investments [1.4%]
City National Rochdale Prime Money Market Fund, Institutional Class, 0.010%**‡	1,554,962	1,555
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.030%**	1,556,961	1,557

Total Short-Term Investments
(Cost $3,112)		3,112

Total Investments [98.6%]
(Cost $181,023)		$210,907

Percentages are based on Net Assets of $213,843 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.

Cl — Class

As of September 30, 2015, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

schedule of investments
September 30, 2015
City National Rochdale Socially Responsible Equity Fund

Description	Shares	Value (000)
Common Stock [96.8%]
Automotive [4.6%]
Ford Motor	478,000	$6,487
Johnson Controls	131,700	5,447

Total Automotive		11,934

Banks [3.9%]
Bank of America	478,700	7,458
M&T Bank	22,000	2,683

Total Banks		10,141

Biotechnology [2.9%]
Baxalta	118,200	3,725
Gilead Sciences	39,200	3,849

Total Biotechnology		7,574

Building & Construction [2.3%]
USG *	224,000	5,963

Chemicals [2.5%]
Albemarle	55,000	2,426
Chemours	272,400	1,762
Innophos Holdings	57,000	2,259

Total Chemicals		6,447

Commercial Banks [2.3%]
BB&T	168,300	5,991

Communication & Media [2.4%]
Starz *	169,000	6,310

Communications Equipment [2.0%]
Qualcomm	96,000	5,158

Computer Software [4.3%]
Microsoft	142,200	6,294
Oracle	140,100	5,060

Total Computer Software		11,354

Drugs [1.9%]
AbbVie	89,300	4,859

Electronic Equipment & Instruments [7.0%]
Cisco Systems	254,800	6,689
Corning	301,300	5,158
TE Connectivity	110,000	6,588

Total Electronic Equipment & Instruments		18,435

Energy Equipment & Services [1.4%]
National Oilwell Varco	95,300	3,588

Financial Services [2.0%]
American Express	70,700	5,241

Food, Beverage & Tobacco [2.4%]
PepsiCo	67,500	6,365

Health Care Products & Services [5.9%]
Cardinal Health	31,600	2,427
DaVita HealthCare Partners *	89,700	6,488
Express Scripts Holding *	80,000	6,477

Total Health Care Products & Services		15,392

Household Furniture & Fixtures [1.4%]
Stanley Black & Decker	37,700	3,656

Household Products [2.0%]
Procter & Gamble	73,200	5,266

Independent Power Producers & Energy Trader [1.0%]
Calpine *	179,900	2,626

Industrial Products & Services [7.0%]
Eaton	136,800	7,018
Republic Services, Cl A	159,400	6,567
Tyco International	139,675	4,673

Total Industrial Products & Services		18,258

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

schedule of investments
September 30, 2015
City National Rochdale Socially Responsible Equity Fund (concluded)

Description	Shares	Value (000)
Information Technology [2.5%]
IBM	45,400	$6,582

Insurance [14.1%]
American International Group	141,600	8,046
Berkshire Hathaway, Cl B *	35,600	4,642
Genworth Financial, Cl A *	508,700	2,350
HCC Insurance Holdings	89,600	6,941
MetLife	152,500	7,191
Symetra Financial	243,100	7,692

Total Insurance		36,862

Medical Products & Services [3.9%]
Baxter International	155,200	5,098
Becton Dickinson	39,400	5,227

Total Medical Products & Services		10,325

Petroleum & Fuel Products [4.2%]
ConocoPhillips	73,000	3,501
Devon Energy	147,000	5,452
Phillips 66	26,400	2,029

Total Petroleum & Fuel Products		10,982

Real Estate Management & Development [3.1%]
Brookfield Asset Management, Cl A	142,350	4,475
Kennedy-Wilson Holdings	168,900	3,745

Total Real Estate Management & Development		8,220

Retail [3.6%]
AutoNation *	91,000	5,295
Target	52,000	4,090

Total Retail		9,385

Specialty Finance [1.9%]
Air Lease, Cl A	162,700	5,031

Telephone & Telecommunications [3.3%]
Verizon Communications	198,000	8,615

Transportation Infrastructure [1.0%]
Wesco Aircraft Holdings *	206,000	2,513

Total Common Stock
(Cost $267,726)		253,073

Short-Term Investment [3.7%]
AIM STIT-Government TaxAdvantage Portfolio, 0.020%**	9,755,692	9,756

Total Short-Term Investment
(Cost $9,756)		9,756

Total Investments [100.5%]
(Cost $277,482)		$262,829

Percentages are based on Net Assets of $261,424 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.

Cl — Class

As of September 30, 2015, all of the Fund’s investments are Level 1 in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

consolidated schedule of investments
September 30, 2015
City National Rochdale Emerging Markets Fund

Description	Shares	Value (000)
Common Stock [88.0%]
China [29.7%]
AAC Technologies Holdings	2,456,200	$15,292
Alibaba Group Holding ADR *	125,519	7,402
ANTA Sports Products	6,150,000	15,871
Baidu ADR *	60,500	8,313
China Medical System Holdings	7,223,000	8,267
China Pioneer Pharma Holdings	14,755,000	6,359
China Railway Group, Cl H	7,272,000	6,596
China State Construction International Holdings	4,287,091	6,129
CIMC Enric Holdings	11,242,000	6,412
Fufeng Group	15,762,000	6,386
Great Wall Motor, Cl H	14,116,500	15,592
Man Wah Holdings	9,403,200	9,148
New Oriental Education & Technology Group ADR	366,500	7,407
Ping An Insurance Group of China, Cl H	2,645,000	13,088
Sunac China Holdings	11,898,000	6,202
Sunny Optical Technology Group	9,160,132	18,178
Tencent Holdings	1,628,100	27,163
Zhejiang Expressway, Cl H	6,054,000	6,570
ZTE, Cl H	5,706,024	12,988

Total China		203,363

Hong Kong [8.4%]
Bloomage BioTechnology	6,922,500	10,468
Galaxy Entertainment Group	2,472,000	6,283
Minth Group	3,000,000	5,350
MTR	1,695,739	7,352
NagaCorp	27,372,063	16,388
Skyworth Digital Holdings	16,948,814	11,416

Total Hong Kong		57,257

India [24.4%]
Amtek Auto(A)	2,436,433	1,629
Bharat Petroleum(A)	477,920	6,194
CESC(A)	1,374,602	10,824
Coal India(A)	1,416,958	7,072
Crompton Greaves(A)	2,822,928	7,343
Dr. Reddy’s Laboratories ADR	167,200	10,686
Emami(A)	681,022	11,958
HDFC Bank(A)	353,793	6,926
HDFC Bank ADR	239,000	14,600
Housing Development Finance(A)	432,415	7,989
ICICI Bank ADR	846,027	7,090
Infosys ADR	200,000	3,818
ITC(A)	1,675,823	8,394
Kaveri Seed(A)	625,531	4,040
Kotak Mahindra Bank(A)	1,026,940	10,140
Mindtree(A)	456,968	10,543
Sun Pharmaceutical Industries * (A)	680,355	9,001
Taro Pharmaceutical Industries * (A)	69,669	9,955
Tata Motors, Cl A(A)	1,326,174	4,373
Tata Motors ADR *	260,954	5,872
Tech Mahindra(A)	1,032,336	8,766

Total India		167,213

Indonesia [6.0%]
Bank Mandiri Persero	11,554,300	6,250
Ciputra Development	65,004,198	3,616
Kalbe Farma	41,503,100	3,895
Lippo Karawaci	87,737,461	6,768
Mitra Adiperkasa *	18,996,500	3,890
MNC Kapital Indonesia	89,800,000	10,237
Surya Citra Media	33,593,500	6,283

Total Indonesia		40,939

Malaysia [3.3%]
Inari Amertron	10,957,911	8,451
My EG Services	10,907,300	6,972
Nirvana Asia	28,415,000	6,966

Total Malaysia		22,389

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

consolidated schedule of investments
September 30, 2015
City National Rochdale Emerging Markets Fund (concluded)

Description	Shares	Value (000)
Philippines [8.4%]
GT Capital Holdings	454,850	$12,310
Jollibee Foods	1,826,410	7,534
Megaworld	124,813,526	11,670
Metropolitan Bank & Trust	4,413,094	7,705
Security Bank	2,398,330	7,040
SM Prime Holdings	25,310,875	11,182

Total Philippines		57,441

Singapore [0.3%]
Raffles Medical Group	581,689	1,848

Thailand [5.5%]
KCE Electronics - Foreign	354,100	546
Krung Thai Bank - Foreign	18,127,850	8,541
Land & Houses NVDR	28,171,284	6,248
LPN Development NVDR	8,254,701	3,866
LPN Development	3,220,000	1,508
LPN Development - Foreign	987,700	463
Minor International - Foreign	10,050,305	7,961
Minor International NVDR	1,096,700	869
Siam Cement - Foreign	580,100	7,448

Total Thailand		37,450

United States [2.0%]
Cognizant Technology Solutions, Cl A *	224,000	14,025

Total Common Stock
(Cost $588,612)		601,925

Participatory Notes [2.3%]
Boci Financial,# *	3,452,638	9,118
Hanghou Hikvision Digital Technology# *	958,643	4,899
Hikvision Digital Technology,*
Expires 06/14/16	291,400	1,488

Total Participatory Notes
(Cost $19,748)		15,505

Description	Number of Warrants/Shares	Value (000)
Warrants [0.0%]
Inari Amertron,
Expires 02/17/20*	893,923	$274
Minor International,
Expires 11/3/17*	400,127	—

Total Warrants
(Cost $—)		274

Short-Term Investments [6.0%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.010%** ‡	20,187,019	20,187
SEI Daily Income Trust Government Fund, Cl A, 0.010%**	20,712,038	20,712

Total Short-Term Investments
(Cost $40,899)		40,899

Total Investments [96.3%]
(Cost $649,259)		$658,603

Percentages are based on Net Assets of $684,182 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2015.
‡	Investment in Affiliate.
#	Expiration Date not available.
(A)	Securities held through a Mauritius Subsidiary (See Note 2).

ADR — American Depositary Receipt

Cl — Class

NVDR — Non Voting Depository Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

As of September 30, 2015, all of the Fund’s investments are Level 1 in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2015, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

statements of assets and liabilities (000)
September 30, 2015

	City National Rochdale Government Money Market Fund	City National Rochdale Prime Money Market Fund	City National Rochdale California Tax Exempt Money Market Fund
ASSETS:
Cost of securities (including repurchase agreements)	$3,935,630	$1,024,109	$843,405
Investments in securities, at value	$3,545,630	$839,109	$843,405
Affiliated investments, at value	—	—	—
Repurchase agreements, at value	390,000	185,000	—
Cash	—	—	34,790
Dividend and interest receivable	486	95	1,132
Receivable for investment securities sold	—	—	2,155
Receivable for reimbursement of legal fees (Note 4)	—	—	25
Receivable for reimbursement of transfer agent fees (Note 4)	—	—	1
Prepaid expenses	136	36	31
Total Assets	3,936,252	1,024,240	881,539

LIABILITIES:
Payable for income distributions	12	5	3
Payable for investment securities purchased	—	—	855
Investment advisory fees payable	233	147	19
Administrative fees payable	48	18	16
Accrued expenses	403	118	107
Total Liabilities	696	288	1,000
Net Assets	$3,935,556	$1,023,952	$880,539

Net Assets:
Paid-in Capital (unlimited authorization — $0.01 par value)	$3,935,555	$1,023,963	$880,507
Undistributed (Distributions in excess of) net investment income	1	—	(4)
Accumulated net realized gain (loss) on investments	—	(11)	36
Net Assets	$3,935,556	$1,023,952	$880,539

Institutional Class Shares:
Net Assets ($Dollars)	$—	$68,005,340	$—
Total shares outstanding at end of year	—	68,005,155	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$1.00	$—

Class N Shares:
Net Assets ($Dollars)	$2,958,782,440	$291,290,915	$594,314,753
Total shares outstanding at end of year	2,958,779,064	291,352,144	594,293,772
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class S Shares:
Net Assets ($Dollars)	$668,182,548	$258,809,012	$60,397,408
Total shares outstanding at end of year	668,183,245	258,773,951	60,390,794
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Servicing Class Shares:
Net Assets ($Dollars)	$308,590,844	$405,846,719	$225,826,523
Total shares outstanding at end of year	308,592,049	405,925,026	225,822,897
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

statements of assets and liabilities (000)
September 30, 2015

	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund	City National Rochdale Municipal High Income Fund
ASSETS:
Cost of securities (including affiliated investments)	$149,689	$137,873	$94,814	$684,401
Investments in securities, at value	$150,938	$135,687	$95,042	$659,232
Affiliated investments, at value	199	2,143	1,736	33,108
Dividend and interest receivable	642	1,190	1,001	10,360
Foreign tax reclaim receivable	—	5	—	—
Receivable for investment securities sold	—	—	—	16
Cash	—	—	—	—
Receivable for capital shares sold	154	61	300	1,038
Cash pledged as collateral for future contacts	—	—	—	303
Receivable for variation margin	—	—	—	50
Prepaid expenses	6	5	3	20
Total Assets	151,939	139,091	98,082	704,127

LIABILITIES:
Payable for income distributions	19	167	98	1,500
Payable for capital shares redeemed	987	6	8	194
Payable for investment securities purchased	—	3,000	—	1,985
Investment advisory fees payable	50	40	13	255
Shareholder servicing and distribution fees payable	20	28	31	416
Administrative fees payable	11	11	10	18
Accrued expenses	32	34	29	97
Total Liabilities	1,119	3,286	189	4,465
Net Assets	$150,820	$135,805	$97,893	$699,662

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$149,449	$135,732	$95,893	$691,097
Undistributed net investment income	4	1	3	523
Accumulated net realized gain (loss) on investments	(81)	115	33	161
Net unrealized appreciation (depreciation) on investments	1,448	(43)	1,964	7,939
Net unrealized depreciation on futures contracts	—	—	—	(58)
Net Assets	$150,820	$135,805	$97,893	$699,662

Institutional Class Shares:
Net Assets ($Dollars)	$58,301,307	$—	$—	$—
Total shares outstanding at end of year	5,506,866	—	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.59	$—	$—	$—

Class N Shares:
Net Assets ($Dollars)	$1,894,740	$4,411,228	$11,385,997	$382,461,126
Total shares outstanding at end of year	178,692	422,037	1,063,171	35,833,045
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.60	$10.45	$10.71	$10.67

Servicing Class Shares:
Net Assets ($Dollars)	$90,623,874	$131,393,942	$86,507,477	$317,201,171
Total shares outstanding at end of year	8,562,948	12,585,926	8,100,649	29,705,902
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.58	$10.44	$10.68	$10.68

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 125

statements of assets and liabilities/ consolidated statement of assets and liabilities (000)
September 30, 2015

	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Multi- Asset Fund
ASSETS:
Cost of securities (including affiliated investments)	$94,775	$266,807	$1,675,532	$19,918
Investments in securities, at value	$85,471	$266,328	$1,610,182	$16,619
Affiliated investments, at value	240	2,031	59	3,188
Cash	54	—	3,086	—
Foreign Currency(1)	13	—	2,796	—
Dividend and interest receivable	1,615	2,280	22,112	27
Foreign tax reclaim receivable	3	—	81	—
Receivable for capital shares sold	62	413	2,514	—
Receivable for investment securities sold	785	—	28,751	688
Unrealized gain on forward foreign currency contracts	9	—	462	—
Prepaid expenses	4	8	50	1
Total Assets	88,256	271,060	1,670,093	20,523

LIABILITIES:
Payable for income distributions	167	—	—	—
Payable for capital shares redeemed	208	212	528	—
Payable for investment securities purchased	1,255	—	25,514	—
Unrealized loss on forward foreign currency contracts	3	—	3	—
Investment advisory fees payable	38	91	673	3
Shareholder servicing and distribution fees payable	31	105	684	4
Administrative fees payable	10	12	31	9
Accrued expenses	33	53	706	23
Total Liabilities	1,745	473	28,139	39
Net Assets	$86,511	$270,587	$1,641,954	$20,484

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	95,792	271,449	1,748,537	21,357
Undistributed (Distributions in excess of) net investment income	54	67	(3,287)	11
Accumulated net realized (loss) on investments and foreign currency	(277)	(2,481)	(6,004)	(773)
Net unrealized appreciation (depreciation) on:
Investments	(9,064)	1,552	(97,693)	(111)
Forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	6	—	401	—
Net Assets	$86,511	$270,587	$1,641,954	$20,484

Institutional Class Shares:
Net Assets ($Dollars)	$38,273,843	$15,573,928	$—	$—
Total shares outstanding at end of year	5,047,375	596,278	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.58	$26.12	$—	$—

Class N Shares:
Net Assets ($Dollars)	$21,063,452	$255,013,103	$1,641,953,977	$16,079,779
Total shares outstanding at end of year	2,778,756	9,765,382	65,105,191	1,534,880
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.58	$26.11	$25.22	$10.48

Servicing Class Shares:
Net Assets ($Dollars)	$27,173,568	$—	$—	$4,404,395
Total shares outstanding at end of year	3,584,820	—	—	420,036
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.58	$—	$—	$10.49

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of foreign currency $13 (000) and $2,796 (000), respectively.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

statements of assets and liabilities/ consolidated statement of assets and liabilities (000)
September 30, 2015

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund	City National Rochdale Socially Responsible Equity Fund	City National Rochdale Emerging Markets Fund
ASSETS:
Cost of securities (including affiliated investments)	$155,801	$181,023	$277,482	$649,259
Investments in securities, at value	$186,045	$209,352	$262,829	$638,416
Affiliated investments, at value	455	1,555	—	20,187
Cash	39	—	14	—
Foreign Currency(1)	—	—	—	24,071
Dividend and interest receivable	475	159	168	1,011
Receivable for investment securities sold	1,652	2,898	—	—
Foreign tax reclaim receivable	4	—	4	10
Receivable for capital shares sold	167	112	277	2,386
Prepaid expenses	6	8	9	24
Total Assets	188,843	214,084	263,301	686,105

LIABILITIES:
Payable for capital shares redeemed	158	16	22	680
Payable for investment securities purchased	801	—	1,625	277
Investment advisory fees payable	75	72	163	486
Shareholder servicing and distribution fees payable	77	103	9	278
Administrative fees payable	11	12	11	18
Accrued expenses	36	38	47	184
Total Liabilities	1,158	241	1,877	1,923
Net Assets	$187,685	$213,843	$261,424	$684,182

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$154,733	$183,045	$274,213	$684,229
Undistributed (Distributions in excess of) net investment income	(5)	88	77	171
Accumulated net realized gain (loss) on investments and foreign currency	2,258	826	1,787	(8,965)
Net unrealized appreciation (depreciation) on:
Investments	30,699	29,884	(14,653)	9,344
Foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—	(597)
Net Assets	$187,685	$213,843	$261,424	$684,182

Institutional Class Shares:
Net Assets ($Dollars)	$—	$6,870,442	$238,379,305	$—
Total shares outstanding at end of year	—	526,935	23,418,941	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$13.04	$10.18	$—

Class N Shares:
Net Assets ($Dollars)	$187,684,670	$102,752,748	$23,044,621	$684,181,674
Total shares outstanding at end of year	5,484,369	7,954,955	2,269,039	19,337,304
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$34.22	$12.92	$10.16	$35.38

Servicing Class Shares:
Net Assets ($Dollars)	$—	$104,219,535	$—	$—
Total shares outstanding at end of year	—	8,058,325	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$12.93	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of foreign currency $24,666 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

statements of operations (000)
For the year ended September 30, 2015

	City National Rochdale Government Money Market Fund	City National Rochdale Prime Money Market Fund	City National Rochdale California Tax Exempt Money Market Fund
INCOME:
Interest Income	$4,399	$1,990	$604
Total Investment Income	4,399	1,990	604

EXPENSES:
Investment Advisory Fees	10,321	2,630	2,470
Shareholder Servicing Fees — Class N(1)	16,545	1,802	3,398
Shareholder Servicing Fees — Class S(1)	5,268	1,894	592
Shareholder Servicing Fees — Servicing Class	647	1,014	545
Administration Fees	755	277	254
Transfer Agent Fees	410	104	94
Trustee Fees	177	64	59
Professional Fees	330	92	85
Custody Fees	159	40	24
Registration Fees	207	56	49
Printing Fees	159	40	36
Insurance and Other Expenses	240	66	77
Total Expenses	35,218	8,079	7,683
Less, Waivers and/or Reimbursements of:
Investment Advisory Fees	(8,586)	(1,422)	(2,470)
Shareholder Servicing Fees — Class N(1)	(16,545)	(1,802)	(3,398)
Shareholder Servicing Fees — Class S(1)	(5,268)	(1,894)	(592)
Shareholder Servicing Fees — Servicing Class	(647)	(1,014)	(545)
Administration Fees	(170)	(62)	(127)
Transfer Agent Fees	—	—	(10)
Legal Fees	—	—	(25)
Net Expenses	4,002	1,885	516

Net Investment Income	397	105	88
Net Realized Gain from Securities Transactions	—	—	36
Net Increase in Net Assets Resulting from Operations	$397	$105	$124

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 128

statements of operations (000)
For the year ended September 30, 2015

	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund	City National Rochdale Municipal High Income Fund (2)
INCOME:
Dividend Income	$—	$—	$—	$—
Dividend Income from Affiliated Investments	—	—	—	4
Interest Income	1,843	3,456	1,823	28,086
Total Investment Income	1,843	3,456	1,823	28,090

EXPENSES:
Investment Advisory Fees	713	568	248	2,552
Shareholder Servicing Fees — Class N(1)	10	22	57	1,474
Shareholder Servicing Fees — Servicing Class	262	344	201	681
Administration Fees	131	128	119	197
Transfer Agent Fees	16	14	10	62
Trustee Fees	30	30	28	45
Professional Fees	27	26	23	67
Custody Fees	7	12	4	22
Registration Fees	9	7	5	33
Printing Fees	6	6	4	25
Offering Costs	—	—	—	7
Insurance and Other Expenses	13	24	17	23
Total Expenses	1,224	1,181	716	5,188
Recovery of Investment Advisory Fees Previously Waived(2)	—	—	—	13
Less, Waivers of:
Investment Advisory Fees	(74)	(89)	(109)	—
Net Expenses	1,150	1,092	607	5,201

Net Investment Income	693	2,364	1,216	22,889
Net Realized Gain from Securities Transactions	124	115	129	162
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,373	(1,927)	6	(4,922)
Futures Contracts	—	—	—	(58)
Net Increase in Net Assets Resulting from Operations	$2,190	$552	$1,351	$18,071

(1)	Includes class specific distribution expenses.
(2)	See Note 4 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 129

statements of operations/ consolidated statement of operations (000)
For the year ended September 30, 2015

	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Multi- Asset Fund
INCOME:
Dividend Income	$61	$449	$—	$517
Dividend Income from Affiliated Investments	—	—	—	78
Interest Income	6,539	6,411	93,635	—
Less: Foreign Taxes Withheld	—	(1)	(62)	—
Total Investment Income	6,600	6,859	93,573	595

EXPENSES:
Investment Advisory Fees	598	980	7,571	115
Shareholder Servicing Fees — Class N(1)	118	1,177	7,571	88
Shareholder Servicing Fees — Servicing Class(1)	90	—	—	13
Administration Fees	121	145	427	108
Transfer Agent Fees	9	25	156	2
Trustee Fees	28	33	96	25
Professional Fees	22	34	236	17
Custody Fees	9	10	535	3
Registration Fees	6	15	102	2
Printing Fees	4	10	60	1
Interest Expense	—	—	22	—
Insurance and Other Expenses	28	40	174	2
Total Expenses	1,033	2,469	16,950	376
Less, Waiver of:
Investment Advisory Fees	(128)	(43)	(248)	(44)
Net Expenses	905	2,426	16,702	332

Net Investment Income	5,695	4,433	76,871	263
Net Realized Gain (Loss) from:
Securities Transactions	(271)	792	(7,681)	(242)
Affiliated Investments	—	—	—	(153)
Distributions of Realized Gains from Investment Company Shares	—	—	—	85
Forward Foreign Currency Contracts	—	—	5,455	—
Foreign Currency Transactions	72	—	2,835	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(9,010)	(2,189)	(90,387)	(649)
Affiliated Investments	—	—	—	(48)
Forward Foreign Currency Contracts	—	—	(1,588)	—
Foreign Currency Translations	6	—	(207)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,508)	$3,036	$(14,702)	$(744)

(1)	Includes class specific distribution expenses.
(2)	See Note 4 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

statements of operations/ consolidated statement of operations (000)
For the year ended September 30, 2015

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund	City National Rochdale Socially Responsible Equity Fund	City National Rochdale Emerging Markets Fund
INCOME:
Dividend Income	$7,123	$2,903	$5,553	$13,381
Interest Income	36	1	11	—
Less: Foreign Taxes Withheld	(8)	(10)	(8)	(647)
Total Investment Income	7,151	2,894	5,556	12,734

EXPENSES:
Investment Advisory Fees	963	880	1,973	6,979
Shareholder Servicing Fees — Class N(1)	963	523	132	—
Shareholder Servicing Fees — Servicing Class	—	271	—	3,490
Administration Fees	136	140	145	219
Transfer Agent Fees	19	21	29	72
Trustee Fees	31	32	34	50
Professional Fees	29	30	39	78
Custody Fees	12	11	10	425
Registration Fees	10	11	26	46
Printing Fees	7	8	11	28
Interest Expense	1	—	—	—
Insurance and Other Expenses	12	12	12	140
Total Expenses	2,183	1,939	2,411	11,527
Recovery of Investment Advisory Fees Previously Waived(2)	—	8	60	—
Less, Waiver of:
Investment Advisory Fees	(44)	—	—	(291)
Shareholder Servicing Fees — Class N	—	—	(66)	—
Net Expenses	2,139	1,947	2,405	11,236

Net Investment Income	5,012	947	3,151	1,498
Net Realized Gain (Loss) from:
Securities Transactions	5,580	1,411	2,738	(7,454)
Foreign Currency Transactions	—	—	—	(1,325)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,600)	242	(28,300)	(71,965)
Foreign Currency Translations	—	—	—	(270)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8)	$2,600	$(22,411)	$(79,516)

(1)	Includes class specific distribution expenses.
(2)	See Note 4 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 131

statements of changes in net assets (000)
For the year ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale Prime Money Market Fund
	2015	2014	2015	2014
OPERATIONS:
Net Investment Income	$397	$378	$105	$120
Net Realized Gain (Loss) from Security Transactions	—	2	—	4
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—
Net Increase in Net Assets Resulting from Operations	397	380	105	124

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(6)	(4)
Class N	(301)	(300)	(33)	(36)
Class S	(70)	(61)	(25)	(23)
Servicing Class	(26)	(17)	(41)	(57)
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Servicing Class	—	—	—	—
Total Dividends and Distributions	(397)	(378)	(105)	(120)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	103,267	177,330
Shares Issued in Lieu of Dividends and Distributions	—	—	5	—
Shares Redeemed	—	—	(89,242)	(134,563)
Increase in Net Assets from Institutional Class Share Transactions	—	—	14,030	42,767

Class N:
Shares Issued	3,753,981	4,544,028	701,569	712,240
Shares Issued in Lieu of Dividends and Distributions	252	249	23	24
Shares Redeemed	(3,969,801)	(4,410,324)	(743,764)	(803,775)
Increase (Decrease) in Net Assets from Class N Share Transactions	(215,568)	133,953	(42,172)	(91,511)

Class S:
Shares Issued	1,307,608	1,522,771	1,030,737	869,219
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(1,345,358)	(1,291,990)	(970,164)	(878,235)
Increase (Decrease) in Net Assets from Class S Share Transactions	(37,750)	230,781	60,573	(9,016)

Servicing Class:
Shares Issued	1,454,606	1,008,445	1,141,621	1,057,487
Shares Issued in Lieu of Dividends and Distributions	—	—	11	9
Shares Redeemed	(1,357,973)	(924,910)	(1,199,419)	(1,207,309)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	96,633	83,535	(57,787)	(149,813)

Net Increase (Decrease) in Net Assets from Share Transactions	(156,685)	448,269	(25,356)	(207,573)
Total Increase (Decrease) in Net Assets	(156,685)	448,271	(25,356)	(207,569)

NET ASSETS:
Beginning of Year	4,092,241	3,643,970	1,049,308	1,256,877
End of Year	$3,935,556	$4,092,241	$1,023,952	$1,049,308
Undistributed (Distributions in excess of) net investment income	$1	$—	$—	$—

(1)	See Note 8 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

City National Rochdale California Tax Exempt Money Market Fund		City National Rochdale Government Bond Fund		City National Rochdale Corporate Bond Fund
2015	2014	2015	2014	2015	2014

$88	$96	$693	$738	$2,364	$2,226
36	(2)	124	1,551	115	1,186
—	—	1,373	(1,205)	(1,927)	(775)
124	94	2,190	1,084	552	2,637

—	—	(352)	(402)	—	—
(62)	(69)	(2)	(2)	(63)	(44)
(8)	(7)	—	—	—	—
(22)	(20)	(354)	(346)	(2,301)	(2,181)

—	—	—	—	—	—
—	—	—	—	(35)	(20)
—	—	—	—	(1,106)	(914)
(92)	(96)	(708)	(750)	(3,505)	(3,159)

—	—	10,393	9,605	—	—
—	—	347	338	—	—
—	—	(9,674)	(9,682)	—	—
—	—	1,066	261	—	—

686,601	988,104	310	385	1,983	1,625
61	67	1	1	62	47
(715,932)	(1,037,816)	(461)	(871)	(1,546)	(750)
(29,270)	(49,645)	(150)	(485)	499	922

453,783	372,122	—	—	—	—
—	—	—	—	—	—
(474,800)	(370,022)	—	—	—	—
(21,017)	2,100	—	—	—	—

816,681	698,593	19,490	28,483	26,686	43,257
—	—	176	193	260	241
(792,229)	(662,963)	(43,478)	(30,360)	(35,461)	(35,408)
24,452	35,630	(23,812)	(1,684)	(8,515)	8,090

(25,835)	(11,915)	(22,896)	(1,908)	(8,016)	9,012
(25,803)	(11,917)	(21,414)	(1,574)	(10,969)	8,490

906,342	918,259	172,234	173,808	146,774	138,284
$880,539	$906,342	$150,820	$172,234	$135,805	$146,774
$(4)	$—	$4	$2	$1	$1

CITY NATIONAL ROCHDALE FUNDS | PAGE 133

statements of changes in net assets/ consolidated statements of changes in net assets (000)
For the year or period ended September 30,

	City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund
	2015	2014	2015	2014(4)
OPERATIONS:
Net Investment Income	$1,216	$1,008	$22,889	$7,598
Net Realized Gain (Loss) from:
Security Transactions and Affiliated Investments	129	461	162	74
Distributions of Realized Gains from Investment Company Shares	—	—	—	—
Foreign Currency Transactions	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Affiliated Investments and Futures Contracts	6	1,052	(4,980)	12,861
Foreign Currency Translations	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	1,351	2,521	18,071	20,533

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	—	—
Class N	(126)	(115)	(11,345)	(3,407)
Servicing Class	(1,090)	(893)	(11,151)	(4,062)
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	(52)	(17)	(36)	—
Servicing Class	(355)	(110)	(38)	—
Total Dividends and Distributions	(1,623)	(1,135)	(22,570)	(7,469)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	—	—
Shares Issued from Merger(3)	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	—	—

Class N:
Shares Issued	4,360	4,384	214,782	212,375
Shares Issued from Merger(3)	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	111	75	7,366	2,227
Shares Redeemed	(4,001)	(1,893)	(38,116)	(19,319)
Increase (Decrease) in Net Assets from Class N Share Transactions	470	2,566	184,032	195,283

Servicing Class:
Shares Issued	33,934	26,391	134,840	220,241
Shares Issued in Lieu of Dividends and Distributions	115	97	563	74
Shares Redeemed	(18,007)	(16,133)	(37,325)	(6,611)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	16,042	10,355	98,078	213,704
Net Increase (Decrease) in Net Assets from Share Transactions	16,512	12,921	282,110	408,987
Total Increase (Decrease) in Net Assets	16,240	14,307	277,611	422,051

NET ASSETS:
Beginning of Year/Period	81,653	67,346	422,051	—
End of Year/Period	$97,893	$81,653	$699,662	$422,051
Undistributed (distribution in excess of) net investment income	$3	$—	$523	$130

(1)	See Note 8 for shares issued and redeemed.
(2)	Institutional Class ceased operations on January 31, 2014.
(3)	See Note 9.
(4)	Fund commenced operations on December 30, 2013.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

City National Rochdale High Yield Bond Fund		City National Rochdale Intermediate Fixed Income Fund		City National Rochdale Fixed Income Opportunities Fund		City National Rochdale Multi-Asset Fund (2)
2015	2014	2015	2014	2015	2014	2015	2014

$5,695	$7,711	$4,433	$4,535	$76,871	$56,680	$263	$199

(271)	5,028	792	(123)	(7,681)	4,871	(395)	1,226
—	—	—	—	—	—	85	38
72	—	—	—	8,290	5,476	—	—

(9,010)	(1,148)	(2,189)	2,982	(90,387)	(2,897)	(697)	(275)
6	—	—	—	(1,795)	2,649	—	—
(3,508)	11,591	3,036	7,394	(14,702)	66,779	(744)	1,188

(2,379)	(2,421)	(244)	(611)	—	—	—	(28)
(1,278)	(1,899)	(4,288)	(3,973)	(93,437)	(54,067)	(177)	(149)
(2,049)	(3,386)	—	—	—	—	(75)	(57)

(1,868)	(90)	—	—	—	—	—	—
(1,142)	(83)	—	—	(6,421)	(5,256)	—	—
(1,982)	(208)	—	—	—	—	—	—
(10,698)	(8,087)	(4,532)	(4,584)	(99,858)	(59,323)	(252)	(234)

5,782	7,321	6,668	1,175	—	—	—	783
—	—	—	44,899	—	—	—	—
4,041	2,362	232	648	—	—	—	27
(6,571)	(9,031)	(39)	(38,696)	—	—	—	(7,291)
3,252	652	6,861	8,026	—	—	—	(6,481)

5,469	4,360	95,123	98,095	664,124	629,065	1,700	650
—	—	—	—	—	58,518	—	—
1,309	1,220	3,268	2,343	62,724	32,489	129	105
(8,540)	(14,526)	(46,217)	(53,966)	(361,831)	(260,475)	(3,712)	(4,588)
(1,762)	(8,946)	52,174	46,472	365,017	459,597	(1,883)	(3,833)

9,056	26,803	—	—	—	—	2,142	1,149
742	557	—	—	—	—	53	33
(21,350)	(74,330)	—	—	—	—	(3,637)	(228)
(11,552)	(46,970)	—	—	—	—	(1,442)	954
(10,062)	(55,264)	59,035	54,498	365,017	459,597	(3,325)	(9,360)
(24,268)	(51,760)	57,539	57,308	250,457	467,053	(4,321)	(8,406)

110,779	162,539	213,048	155,740	1,391,497	924,444	24,805	33,211
$86,511	$110,779	$270,587	$213,048	$1,641,954	$1,391,497	$20,484	$24,805
$54	$6	$67	$63	$(3,287)	$6,957	$11	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 135

statements of changes in net assets/ consolidated statements of changes in net assets (000)
For the year ended September 30,

	City National Rochdale Dividend & Income Fund
	2015	2014
OPERATIONS:
Net Investment Income	$5,012	$4,785
Net Realized Gain (Loss) from:
Security Transactions	5,580	5,858
Foreign Currency Transactions	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,600)	9,234
Foreign Currency Translations	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(8)	19,877

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—
Class N	(5,817)	(5,449)
Servicing Class	—	—
Realized Capital Gains:
Institutional Class	—	—
Class N	—	—
Servicing Class	—	—
Total Dividends and Distributions	(5,817)	(5,449)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—
Shares Issued from Merger(2)	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—
Shares Redeemed	—	—
Increase in Net Assets from Institutional Class Share Transactions	—	—

Class N:
Shares Issued	66,145	68,568
Shares Issued from Merger(2)	—	—
Shares Issued in Lieu of Dividends and Distributions	3,602	3,535
Shares Redeemed	(49,154)	(69,421)
Increase (Decrease) in Net Assets from Class N Share Transactions	20,593	2,682

Servicing Class:
Shares Issued	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—
Shares Redeemed	—	—
Increase in Net Assets from Servicing Class Share Transactions	—	—
Net Increase in Net Assets from Share Transactions	20,593	2,682
Total Increase in Net Assets	14,768	17,110

NET ASSETS:
Beginning of Year	172,917	155,807
End of Year	$187,685	$172,917
Undistributed (Distributions in excess of) net investment income	$(5)	$(4)

(1)	See Note 8 for shares issued and redeemed.
(2)	See Note 9.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

City National Rochdale U.S. Core Equity Fund		City National Rochdale Socially Responsible Equity Fund		City National Rochdale Emerging Markets Fund
2015	2014	2015	2014	2015	2014

$947	$468	$3,151	$1,396	$1,498	$2,603

1,411	19,801	2,738	6,101	(7,454)	(405)
—	—	—	—	(1,325)	(579)

242	10,820	(28,300)	(169)	(71,965)	53,480
—	—	—	—	(270)	(330)
2,600	31,089	(22,411)	7,328	(79,516)	54,769

(53)	(82)	(2,845)	(939)	—	—
(278)	(82)	(241)	(461)	(2,025)	(1,072)
(542)	(306)	—	—	—	—

(621)	—	(5,652)	(7,405)	—	—
(9,079)	(1,261)	(672)	(5,241)	—	—
(10,078)	(1,354)	—	—	—	—
(20,651)	(3,085)	(9,410)	(14,046)	(2,025)	(1,072)

—	1,318	112,429	131,401	—	—
—	50,817	—	—	—	—
674	81	8,463	8,341	—	—
(8)	(47,918)	(26,406)	(7,405)	—	—
666	4,298	94,486	132,337	—	—

19,775	27,776	4,092	11,122	357,980	295,842
—	2,752	—	—	—	—
8,212	1,216	904	5,563	1,003	530
(14,129)	(13,106)	(5,830)	(19,455)	(175,750)	(61,619)
13,858	18,638	(834)	(2,770)	183,233	234,753

35,806	38,171	—	—	—	—
64	11	—	—	—	—
(25,710)	(16,976)	—	—	—	—
10,160	21,206	—	—	—	—
24,684	44,142	93,652	129,567	183,233	234,753
6,633	72,146	61,831	122,849	101,692	288,450

207,210	135,064	199,593	76,744	582,490	294,040
$213,843	$207,210	$261,424	$199,593	$684,182	$582,490
$88	$—	$77	$—	$171	$2,023

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 137

consolidated statement of cash flows (000)
For the year ended September 30, 2015

City National Rochdale Fixed Income Opportunities Fund
Cash Flows from Operating Activities:
Net decrease in net assets from operations	$(14,702)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(2,184,181)
Proceeds from disposition of investment securities	1,882,310
Amortization (accretion of market discount)	(5,785)
Premium payments	(20,832)
Net realized loss on investments	7,681
Net change in unrealized depreciation on investments	90,387

Changes in assets:
Receivable for investment securities sold	(15,233)
Dividends and interest receivable	(4,237)
Unrealized gain on forward currency contracts	1,670
Prepaid expenses	(28)
Foreign tax reclaim receivable	(81)

Changes in liabilities:
Payable for investment securities purchased	(12,862)
Due to custodian	(1,198)
Unrealized loss on forward foreign currency contracts	(82)
Investment advisory fees payable	209
Shareholder servicing and distribution fees payable	109
Administrative fees payable	4
Accrued expense payable	208
Net Cash Used in Operating Activities	(276,643)

Cash Flows from Financing Activities:
Proceeds from shares issued	667,307
Cost of shares redeemed	(361,664)
Distributions	(37,134)
Net cash provided by financing activities	268,509
Net change in cash	(8,134)
Cash at beginning of year	14,016
Cash at end of year	$5,882

Non-Cash Financing Activities:
Reinvestments of dividends and distributions	$62,724

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 138

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financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Dividends from Net Investment Income	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$2,958,782	0.10%	0.01%	0.87%
2014	1.00	0.000^	(0.000)^	1.00	0.01	3,174,351	0.08	0.01	0.88
2013	1.00	0.000^	(0.000)^	1.00	0.01	3,040,396	0.13	0.01	0.97
2012	1.00	0.000^	(0.000)^	1.00	0.00	2,808,068	0.14	0.01	1.11
2011	1.00	0.000^	(0.000)^	1.00	0.02	2,926,120	0.14	0.02	1.11
Class S (commenced operations on October 6, 1999)
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$668,183	0.10%	0.01%	1.07%
2014	1.00	0.000^	(0.000)^	1.00	0.01	705,932	0.08	0.01	1.08
2013	1.00	0.000^	(0.000)^	1.00	0.01	475,151	0.12	0.01	1.11
2012	1.00	0.000^	(0.000)^	1.00	0.00	288,922	0.14	0.01	1.11
2011	1.00	0.000^	(0.000)^	1.00	0.01	291,194	0.15	0.01	1.11
Servicing Class (commenced operations on April 3, 2000)^^
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$308,591	0.10%	0.01%	0.57%
2014	1.00	0.000^	(0.000)^	1.00	0.01	211,958	0.08	0.01	0.58
2013	1.00	0.000^	(0.000)^	1.00	0.01	128,423	0.12	0.01	0.61
2012	1.00	0.000^	(0.000)^	1.00	0.00	96,452	0.14	0.01	0.61
2011	1.00	0.000^	(0.000)^	1.00	0.02	51,705	0.14	0.03	0.61
City National Rochdale Prime Money Market Fund
Institutional Class (commenced operations on December 19, 2012)
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$68,005	0.18%	0.01%	0.32%
2014	1.00	0.000^	(0.000)^	1.00	0.01	53,975	0.15	0.01	0.33
2013	1.00	0.000^	(0.000)^	1.00	0.02	11,207	0.18	0.02	0.35
Class N (commenced operations on October 18, 1999)
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$291,291	0.18%	0.01%	0.87%
2014	1.00	0.000^	(0.000)^	1.00	0.01	333,463	0.15	0.01	0.88
2013	1.00	0.000^	(0.000)^	1.00	0.02	424,972	0.20	0.02	0.96
2012	1.00	0.000^	(0.000)^	1.00	0.00	394,036	0.24	0.01	1.10
2011	1.00	0.000^	(0.000)^	1.00	0.03	450,282	0.25	0.03	1.10
Class S (commenced operations on October 26, 1999)
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$258,809	0.18%	0.01%	1.07%
2014	1.00	0.000^	(0.000)^	1.00	0.01	198,237	0.15	0.01	1.08
2013	1.00	0.000^	(0.000)^	1.00	0.01	207,252	0.21	0.01	1.09
2012	1.00	0.000^	(0.000)^	1.00	0.00	256,060	0.24	0.01	1.10
2011	1.00	0.000^	0.000^	1.00	0.02	265,116	0.27	0.01	1.10
Servicing Class (commenced operations on March 23, 1998)^^
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$405,847	0.18%	0.01%	0.57%
2014	1.00	0.000^	(0.000)^	1.00	0.01	463,633	0.15	0.01	0.58
2013	1.00	0.000^	(0.000)^	1.00	0.02	613,445	0.19	0.02	0.59
2012	1.00	0.000^	(0.000)^	1.00	0.00	506,728	0.23	0.02	0.60
2011	1.00	0.001	(0.001)	1.00	0.06	630,250	0.22	0.05	0.60
City National Rochdale California Tax Exempt Money Market Fund
Class N (commenced operations on June 21, 1999)
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$594,315	0.06%	0.01%	0.89%
2014	1.00	0.000^	(0.000)^	1.00	0.01	623,561	0.05	0.01	0.90
2013	1.00	0.000^	(0.000)^	1.00	0.01	673,208	0.11	0.01	0.97
2012	1.00	0.000^	(0.000)^	1.00	0.00	666,532	0.12	0.01	1.11
2011	1.00	0.000^	(0.000)^	1.00	0.02	628,163	0.17	0.02	1.12
Class S (commenced operations on November 12, 1999)
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$60,397	0.06%	0.01%	1.09%
2014	1.00	0.000^	(0.000)^	1.00	0.01	81,412	0.05	0.01	1.10
2013	1.00	0.000^	(0.000)^	1.00	0.01	79,312	0.11	0.01	1.11
2012	1.00	0.000^	(0.000)^	1.00	0.00	99,970	0.12	0.01	1.11
2011	1.00	0.000^	(0.000)^	1.00	0.01	78,221	0.17	0.01	1.12
Servicing Class (commenced operations on April 3, 2000)^^
2015	$1.00	$0.000^	$(0.000)^	$1.00	0.01%	$225,827	0.06%	0.01%	0.59%
2014	1.00	0.000^	(0.000)^	1.00	0.01	201,369	0.05	0.01	0.60
2013	1.00	0.000^	(0.000)^	1.00	0.01	165,740	0.10	0.01	0.61
2012	1.00	0.000^	(0.000)^	1.00	0.00	137,665	0.12	0.01	0.61
2011	1.00	0.000^	(0.000)^	1.00	0.02	169,932	0.16	0.02	0.62

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.
^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 140

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2015	$10.49	$0.06	$0.10	$(0.06)	$—	$10.59	1.55%	$58,301	0.53%	0.59%	0.57%	37%
2014	10.47	0.06	0.02	(0.06)	—	10.49	0.80	56,722	0.53	0.59	0.57	59
2013	10.73	0.11	(0.23)	(0.14)	—	10.47	(1.11)	56,351	0.54	1.03	0.52	28
2012	10.75	0.05	0.04	(0.11)	—	10.73	0.01	55,502	0.55	0.96	0.53	55
Class N (commenced operations on April 13, 2000)
2015	$10.51	$0.01	$0.09	$(0.01)	$—	$10.60	0.95%	$1,895	1.03%	0.08%	1.07%	37%
2014	10.49	0.01	0.02	(0.01)	—	10.51	0.29	2,027	1.03	0.10	1.07	59
2013	10.75	0.04	(0.21)	(0.09)	—	10.49	(1.60)	2,505	1.03	0.38	1.02	28
2012	10.77	0.06	0.05	(0.12)	(0.01)	10.75	0.01	2,970	1.03	0.56	1.03	55
2011	10.68	0.12	0.15	(0.18)	—	10.77	2.60	2,940	0.95	1.17	1.03	86
Servicing Class (commenced operations on January 14, 2000)^
2015	$10.49	$0.04	$0.09	$(0.04)	$—	$10.58	1.21%	$90,624	0.78%	0.33%	0.82%	37%
2014	10.47	0.04	0.02	(0.04)	—	10.49	0.54	113,485	0.78	0.34	0.82	59
2013	10.72	0.07	(0.20)	(0.12)	—	10.47	(1.26)	114,953	0.79	0.62	0.77	28
2012	10.75	0.09	0.03	(0.14)	(0.01)	10.72	0.01	124,121	0.77	0.83	0.78	55
2011	10.66	0.15	0.15	(0.21)	—	10.75	2.86	175,866	0.70	1.40	0.78	86
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2015	$10.67	$0.15	$(0.14)	$(0.15)	$(0.08)	$10.45	0.14%	$4,411	1.01%	1.42%	1.07%	32%
2014	10.71	0.14	0.03	(0.14)	(0.07)	10.67	1.64	4,008	1.01	1.32	1.07	37
2013	10.91	0.16	(0.10)	(0.17)	(0.09)	10.71	0.49	3,100	1.00	1.51	1.00	29
2012	10.59	0.22	0.37	(0.22)	(0.05)	10.91	0.06	2,535	1.00	2.05	1.00	31
2011	10.89	0.29	(0.30)	(0.29)	—	10.59	(0.10)	2,481	1.00	2.69	1.00	40
Servicing Class (commenced operations on January 14, 2000)^
2015	$10.66	$0.18	$(0.14)	$(0.18)	$(0.08)	$10.44	0.39%	$131,394	0.76%	1.67%	0.82%	32%
2014	10.70	0.17	0.03	(0.17)	(0.07)	10.66	1.89	142,766	0.76	1.57	0.82	37
2013	10.90	0.19	(0.11)	(0.19)	(0.09)	10.70	0.75	135,184	0.75	1.77	0.75	29
2012	10.58	0.25	0.37	(0.25)	(0.05)	10.90	0.06	133,787	0.75	2.30	0.75	31
2011	10.88	0.32	(0.30)	(0.32)	—	10.58	0.15	111,563	0.75	2.94	0.75	40
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2015	$10.74	$0.12	$0.02	$(0.12)	$(0.05)	$10.71	1.30%	$11,386	0.88%	1.10%	1.00%	10%
2014	10.54	0.13	0.22	(0.13)	(0.02)	10.74	3.31	10,955	0.88	1.17	1.02	36
2013	10.86	0.18	(0.22)	(0.18)	(0.10)	10.54	(0.45)	8,197	0.87	1.64	0.86	34
2012	10.70	0.22	0.23	(0.22)	(0.07)	10.86	4.32	6,093	0.83	2.07	0.86	27
2011	10.73	0.26	0.01	(0.26)	(0.04)	10.70	2.65	4,563	0.75	2.46	0.87	26
Servicing Class (commenced operations on January 14, 2000)^
2015	$10.71	$0.14	$0.03	$(0.15)	$(0.05)	$10.68	1.56%	$86,507	0.63%	1.36%	0.75%	10%
2014	10.51	0.15	0.22	(0.15)	(0.02)	10.71	3.58	70,698	0.63	1.43	0.77	36
2013	10.83	0.20	(0.22)	(0.20)	(0.10)	10.51	(0.20)	59,149	0.62	1.91	0.62	34
2012	10.67	0.25	0.23	(0.25)	(0.07)	10.83	4.59	51,840	0.58	2.34	0.61	27
2011	10.70	0.29	0.01	(0.29)	(0.04)	10.67	2.92	53,464	0.50	2.73	0.62	26

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 141

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

		Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)		Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)		Portfolio Turnover Rate
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2015		$10.71	$0.41	$(0.04)	$(0.41)	$ —^	$10.67	3.55%	$382,461	1.04%		3.85%	1.03%		2%
2014		10.00	0.32	0.71	(0.32)	—	10.71	10.38	201,200	1.08		4.02	1.08		1
Servicing Class (commenced operations on December 30, 2013)
2015		$10.72	$0.44	$(0.04)	$(0.44)	$ —^	$10.68	3.81%	$317,201	0.79%		4.10%	0.79%		2%
2014		10.00	0.34	0.72	(0.34)	—	10.72	10.68	220,851	0.83		4.27	0.84		1
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2015		$8.76	$0.49	$(0.77)	$(0.49)	$(0.41)	$7.58	(3.47)%	$38,274	0.70%		5.94%	0.83%		77%
2014		8.59	0.53	0.19	(0.53)	(0.02)	8.76	8.49	40,639	0.70		5.98	0.78		59
2013		8.64	0.60	(0.05)	(0.60)	—	8.59	6.49	39,219	0.75		6.87	0.75		56
2012		8.39	0.43	0.26	(0.44)	—	8.64	8.39	40,891	0.85		7.66	0.85		41
Class N (commenced operations on January 14, 2000)
2015		$8.76	$0.44	$(0.76)	$(0.45)	$(0.41)	$7.58	(3.94)%	$21,063	1.20%		5.43%	1.33%		77%
2014		8.59	0.49	0.18	(0.48)	(0.02)	8.76	7.95	26,166	1.20		5.49	1.28		59
2013		8.64	0.56	(0.05)	(0.56)	—	8.59	5.95	34,371	1.27		6.37	1.26		56
2012		7.98	0.62	0.66	(0.62)	—	8.64	16.56	38,629	1.38		7.43	1.39		41
2011		8.31	0.69	(0.33)	(0.69)	—	7.98	4.14	28,672	1.30		8.12	1.40		56
Servicing Class (commenced operations on January 14, 2000)^
2015		$8.76	$0.47	$(0.77)	$(0.47)	$(0.41)	$7.58	(3.71)%	$27,174	0.95%		5.67%	1.08%		77%
2014		8.59	0.51	0.19	(0.51)	(0.02)	8.76	8.22	43,974	0.95		5.83	1.02		59
2013		8.63	0.58	(0.04)	(0.58)	—	8.59	6.35	88,949	0.99		6.58	0.99		56
2012		7.98	0.65	0.65	(0.65)	—	8.63	16.77	74,245	1.08		7.76	1.09		41
2011		8.31	0.72	(0.33)	(0.72)	—	7.98	4.45	65,829	1.00		8.43	1.10		56
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (commenced operations on December 20, 2013)
2015		$26.23	$0.60	$(0.11)	$(0.60)	$—	$26.12	1.87%	$15,574	0.51%		2.29%	0.53%		21%
2014		25.89	0.53	0.33	(0.52)	—	26.23	3.35	8,784	0.51		2.57	0.52		28
Class N (commenced operations on December 31, 1999)
2015		$26.23	$0.47	$(0.12)	$(0.47)	$—	$26.11	1.34%	$255,013	1.01%		1.79%	1.03%		21%
2014		25.89	0.57	0.34	(0.57)	—	26.23	3.54	204,264	1.01		2.17	1.04		28
2013	*	26.76	0.60	(0.85)	(0.62)	—	25.89	(0.96)	155,740	1.02		3.04	1.04		21
2012		25.68	0.95	1.08	(0.95)	—	26.76	7.99	130,359	1.13		3.59	1.12		26
2011		25.89	0.97	(0.23)	(0.95)	—	25.68	2.88	107,957	1.15		3.74	1.15		58
2010		25.11	0.95	0.79	(0.96)	—	25.89	7.01	75,900	1.15		3.79	1.12		52
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2015		$27.19	$1.34	$(1.59)	$(1.60)	$(0.12)	$25.22	(0.88)%	$1,641,954	1.10	%(4)	5.08%	1.12	%(4)	73%
2014		26.83	1.28	0.38	(1.17)	(0.13)	27.19	6.20	1,391,497	1.11	(3)	4.65	1.12	(3)	82
2013	*	27.20	1.28	(0.43)	(1.22)	—^^	26.83	3.16	924,444	1.08		6.24	1.11		52
2012		26.16	1.70	1.04	(1.64)	(0.06)	27.20	10.70	654,095	1.12		6.29	1.12		41
2011		27.34	1.58	(1.02)	(1.45)	(0.29)	26.16	2.04	497,684	1.16		5.80	1.16		60
2010		26.56	1.79	1.07	(1.79)	(0.29)	27.34	11.10	257,900	1.18		6.60	1.18		62

*

For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Funds’ City National Rochdale Intermediate Fixed Income Fund and City National Rochdale Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
^^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.10%, respectively.
(4)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.11%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 142

		Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redemption Fees	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Multi-Asset Fund
Class N (commenced operations on October 1, 2007)
2015		$11.01	$0.12	$(0.54)	$—	$(0.11)	$—	$—	$10.48	(3.84)%	$16,080	1.50%	1.09%	1.69%	67%
2014		10.70	0.07	0.32	—	(0.08)	—	—	11.01	3.67	18,760	1.49	0.63	1.53	75
2013		10.44	0.15	0.29	—	(0.18)	—	—	10.70	4.25	21,966	1.09	1.45	1.10	56
2012		9.88	0.18	0.57	—	(0.19)	—	—	10.44	7.61	25,001	1.09	1.72	1.10	89
2011		10.36	0.17	(0.48)	—	(0.17)	—	—	9.88	(3.11)	26,377	1.09	1.57	1.10	67
Servicing Class (commenced operations on October 1, 2007)^^
2015		$11.02	$0.15	$(0.54)	$—	$(0.14)	$—	$—	$10.49	(3.59)%	$4,404	1.25%	1.35%	1.43%	67%
2014		10.71	0.10	0.32	—	(0.11)	—	—	11.02	3.94	6,045	1.24	0.87	1.29	75
2013		10.45	0.18	0.29	—	(0.21)	—	—	10.71	4.51	4,938	0.84	1.70	0.84	56
2012		9.88	0.20	0.57	—	(0.20)	—	—	10.45	7.89	7,230	0.84	1.99	0.84	89
2011		10.37	0.19	(0.48)	—	(0.20)	—	—	9.88	(2.97)	19,084	0.84	1.76	0.85	67
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2015		$35.08	$0.94	$(0.72)	$—	$(1.08)	$—	$—	$34.22	0.53%	$187,685	1.11%	2.60%	1.13%	13%
2014		32.25	0.95	2.96	—	(1.08)	—	—	35.08	12.20	172,917	1.09	2.74	1.14	16
2013	*	29.07	0.62	3.37	—	(0.54)	—	(0.27)	32.25	13.74	155,807	1.16	2.55	1.19	17
2012		28.06	0.92	1.17	—	(0.92)	—	(0.16)	29.07	7.49	116,138	1.38	3.18	1.37	13
2011		26.73	0.90	1.46	0.01	(0.88)	—	(0.16)	28.06	9.02	107,012	1.40	3.27	1.40	21
2010		23.71	0.82	3.24	—	(0.81)	—	(0.23)	26.73	17.48	70,800	1.35	3.29	1.35	16
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2015		$14.21	$0.11	$0.13	$—	$(0.10)	$(1.31)	$—	$13.04	1.79%	$6,870	0.52%	0.79%	0.52%	32%
2014		12.13	0.08	2.30	—	(0.08)	(0.22)	—	14.21	19.86	6,759	0.53	0.59	0.53	60
2013		10.00	0.14	2.08	—	(0.09)	—	—	12.13	22.23	—	0.00 (3)	1.57	0.00 (3)	32
Class N (commenced operations on December 3, 2012)
2015		$14.09	$0.04	$0.14	$—	$(0.04)	$(1.31)	$—	$12.92	1.31%	$102,753	1.02%	0.29%	1.02%	32%
2014		12.08	0.01	2.23	—	(0.01)	(0.22)	—	14.09	18.80	97,205	1.03	0.09	1.04	60
2013		10.00	0.05	2.08	—	(0.05)	—	—	12.08	21.33	66,145	0.99	0.52	0.99	32
Servicing Class (commenced operations on December 3, 2012)
2015		$14.11	$0.07	$0.13	$—	$(0.07)	$(1.31)	$—	$12.93	1.48%	$104,220	0.77%	0.54%	0.77%	32%
2014		12.09	0.05	2.24	—	(0.05)	(0.22)	—	14.11	19.15	103,246	0.78	0.34	0.79	60
2013		10.00	0.07	2.08	—	(0.06)	—	—	12.09	21.60	68,919	0.74	0.73	0.74	32

*

For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ City National Rochdale Dividend & Income Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Amount represents less than 0.01%.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 143

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Securities†	Redemption Fees	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2015	$11.45	$0.14		$(0.99)	$—	$(0.13)	$(0.29)	$—	$10.18	(7.70)%	$238,379	0.89%	1.22%	0.87%	29%
2014	12.28	0.19		1.18	—	(0.18)	(2.02)	—	11.45	12.46	172,830	0.89	1.62	0.96	34
2013	10.06	0.12		2.22	—	(0.12)	—	—	12.28	23.38	45,357	0.87	1.10	0.87	42
2012	8.38	0.13		1.68	—	(0.13)	—	—	10.06	21.63	80,109	0.90	1.37	0.90	38
2011	8.81	0.12		(0.43)	—	(0.12)	—	—	8.38	(3.67)	62,193	0.88	1.27	0.89	22
Class N (commenced operations on August 12, 2005)
2015	$11.42	$0.11		$(0.98)	$—	$(0.10)	$(0.29)	$—	$10.16	(7.86)%	$23,045	1.14%	0.99%	1.37%	29%
2014	12.26	0.18		1.15	—	(0.15)	(2.02)	—	11.42	12.11	26,763	1.14	1.55	1.46	34
2013	10.04	0.09		2.22	—	(0.09)	—	—	12.26	23.12	31,387	1.13	0.81	1.38	42
2012	8.37	0.11		1.67	—	(0.11)	—	—	10.04	21.28	25,631	1.15	1.13	1.40	38
2011	8.79	0.10		(0.42)	—	(0.10)	—	—	8.37	(3.80)	3,132	1.13	1.05	1.39	22
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2015	$38.90	$0.09		$(3.48)	$—	$(0.13)	$—	$—	$35.38	(8.74)%	$684,182	1.61%	0.21%	1.65%	34%
2014	34.24	0.22		4.55	—	(0.11)	—	—	38.90	13.96	582,490	1.61	0.58	1.64	42
2013*	32.31	0.33		1.60	—	—	—	—	34.24	5.97	294,040	1.62	1.31	1.69	25
2012	25.28	0.04		7.00	0.01	—	—	(0.02)	32.31	27.87	136,838	1.97	0.15	1.94	69
2011	25.00	(0.02	)(3)	0.30	—^	—	—	—	25.28	1.12	5,934	2.25	(2.15)	9.74	6

*

For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ City National Rochdale Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 144

notes to financial statements/ consolidated notes to financial statements
September 30, 2015

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 15 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”), City National Rochdale Prime Money Market Fund (“Prime Money Market Fund”), and City National Rochdale California Tax Exempt Money Market Fund (“California Money Market Fund”) (collectively, the “Money Market Funds”); City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), and City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) (collectively, the “Fixed Income Funds”); City National Rochdale Multi-Asset Fund (“Multi-Asset Fund”); City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”), City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”), City National Rochdale Socially Responsible Equity Fund (“Socially Responsible Equity Fund”), and City National Rochdale Emerging Markets Fund (“Emerging Markets Fund”) (collectively, the “Equity Funds”).

On May 30, 2014, the Board of Trustees of the Trust approved the reorganization of City National Rochdale Alternative Total Return Fund LLC, an affiliate of City National Rochdale, LLC (“City National Rochdale”) into the Fixed Income Opportunities Fund. The reorganization was effective as of the close of business on May 30, 2014.

The Municipal High Income Fund commenced operations on December 30, 2013.

On December 20, 2013, a new Institutional Class of the Intermediate Fixed Income Fund opened.

On January 31, 2014, the Institutional Class of the Multi-Asset Fund closed.

On September 15, 2015, the Limited Maturity Fund Fixed Income Fund Closed.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund and the Emerging Markets Fund, which are non-diversified.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the Funds’ Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security

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notes to financial statements/ consolidated notes to financial statements
September 30, 2015

price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in life settlement policies (“Policies”) are valued using the fair value method of accounting. The Fair Value Procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the fair value method, the Fixed Income Opportunities Fund recognizes the initial investment in its Policies at the transaction price. In subsequent periods, the Fund re-measures the investment in its Policies at fair value daily and recognizes changes in fair value in earnings, less Policy premiums paid and continuing costs, plus proceeds from Policy maturities in the period in which the changes occur. Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material. Life settlement contracts are included in Level 3 of the fair value hierarchy.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2015, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, refer to the Schedules of Investments/Consolidated Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Money Market Funds, which use a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank, U.S. Bank, N.A., until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and

CITY NATIONAL ROCHDALE FUNDS | PAGE 146

the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally among the Funds, or (iv) a combination of the above, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Money Market Funds and Fixed Income Funds except for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Dividend & Income Fund. Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Multi-Asset Fund and Equity Funds except for the Emerging Markets Fund. Dividends from net investment income are declared and paid annually for the Emerging Markets Fund. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss upon the sale of a security resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain (loss) on forward foreign currency contracts in the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within realized gain (loss) on foreign currency transactions in the Statements of Operations/Consolidated Statement of Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the High Yield Bond Fund and the Fixed Income Opportunities Fund have entered into master netting arrangements, established within the High Yield Bond Fund’s and the Fixed Income Opportunities Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the High Yield Bond Fund and the Fixed Income Opportunities Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the High Yield Bond Fund and the Fixed Income Opportunities Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the High Yield Bond Fund and the Fixed Income Opportunities Fund.

For financial reporting purposes, the High Yield Bond Fund and the Fixed Income Opportunities Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such

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notes to financial statements/ consolidated notes to financial statements
September 30, 2015

agreement and comparing that amount to the value of any collateral currently pledged by the High Yield Bond Fund and the Fixed Income Opportunities Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the High Yield Bond Fund and the Fixed Income Opportunities Fund, if any, is reported separately on the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the High Yield Bond Fund and the Fixed Income Opportunities Fund, if any, is noted in the Schedule of Investments/Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the High Yield Bond Fund and the Fixed Income Opportunities Fund from its counterparties are not fully collateralized, contractually or otherwise, the High Yield Bond Fund and the Fixed Income Opportunities Fund bear the risk of loss from counterparty nonperformance.

The following tables present, by derivative type, the High Yield Bond Fund’s and the Fixed Income Opportunities Fund’s OTC derivative assets and liabilities net of the related collateral posted for the benefit of the High Yield Bond Fund and the Fixed Income Opportunities Fund at September 30, 2015 (000):

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Received	Net Amount
High Yield Bond Fund
Forward Foreign Currency Contracts	$9	$(3)	$—	$6
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts	462	—	—	462

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Pledged	Net Amount
High Yield Bond Fund
Forward Foreign Currency Contracts	$3	$(3)	$—	$—
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts	3	(3)	—	—

Futures Contracts — To the extent consistent with their Investment Objective and Strategies, certain Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2015, if applicable.

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% (5% in the case of the Money Market Funds) of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

CITY NATIONAL ROCHDALE FUNDS | PAGE 148

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The City National Rochdale Dividend & Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Information regarding the Fixed Income Opportunities Fund and the Subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Subsidiary commenced operations on October 3, 2013. The net assets of the Subsidiary at September 30, 2015, were $179,776,620, which represented 10.9% of the net assets of the Fixed Income Opportunities Fund.

Investments in Mauritius Subsidiary – To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly-owned collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by City National Rochdale. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

Investment in Affiliated Security – The Funds may invest excess cash in the Money Market Funds. The Multi-Asset Fund also invests in other series of the Trust.

Deferred Offering Costs – Offering costs, including costs of printing initial prospectuses and legal and registration fees, are amortized over twelve months from inception of a Fund. As of September 30, 2015, deferred offering costs for the Municipal High Income Fund have been fully amortized.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of

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notes to financial statements/ consolidated notes to financial statements
September 30, 2015

the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Trust and subject to a minimum annual fee.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) may receive a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Money Market Funds and 0.25% of the Class N Shares of the Fixed Income Funds, Multi-Asset Fund and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

US Bancorp Fund Services, LLC (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Class N, Class S or Servicing Class Shares, as applicable. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of average daily net assets of the relevant class of each Fund. CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2015, CNB and City National Rochdale received $9,782,869 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale, City National Bank or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Prime Money Market Fund	0.25
California Tax Exempt Money Market Fund	0.27
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.45
High Yield Bond Fund	0.60
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Multi-Asset Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40
Socially Responsible Equity Fund	0.75
Emerging Markets Fund	1.00

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as the investment sub-adviser with respect to the High Yield Bond Fund.

Alcentra LTD, All Financial Partners II LLC, Ashmore Investment Management Limited, Federated Investment Management Corp., GML Capital LLP and Seix Investment Advisors LLC act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

SKBA Capital Management, LLC acts as the investment sub-adviser with respect to the Socially Responsible Equity Fund.

Waddell & Reed Investment Management Company acts as the investment sub-adviser with respect to the Municipal High Income Fund.

Sub-adviser fees are paid by City National Rochdale.

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. With respect to the Socially Responsible Equity Fund, voluntary limits are in addition to the contractual expense limitations described in the fee table in each Fund’s prospectus. The voluntary expense limitations (expressed as percentages of average daily net assets) are as follows:

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
Institutional Class	n/a	0.38%	n/a
Class N	0.93%	0.93%	0.85%
Class S	1.13%	1.13%	1.05%
Servicing Class	0.63%	0.63%	0.55%

CITY NATIONAL ROCHDALE FUNDS | PAGE 150

	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund	Municipal High Income Fund
Institutional Class	0.53%	n/a	n/a	n/a
Class N	1.03%	1.01%	0.88%	1.15%
Servicing Class	0.78%	0.76%	0.63%	0.90%

	High Yield Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund	Multi-Asset Fund
Institutional Class	0.70%	0.51%	n/a	n/a
Class N	1.20%	1.01%	1.09%	1.49%
Servicing Class	0.95%	n/a	n/a	1.24%

	Dividend & Income Fund	U.S. Core Equity Fund	Socially Responsible Equity Fund	Emerging Markets Fund
Institutional Class	n/a	0.55%	0.89%	n/a
Class N	1.11%	1.05%	1.14%	1.61%
Servicing Class	n/a	0.80%	n/a	n/a

The contractual limitations for the Socially Responsible Equity Fund are as follows:

Socially Responsible Equity Fund
Institutional Class	1.25%
Class N	1.50%

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2015, fees which were previously waived by City National Rochdale which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Money Market Fund	$7,131	2016
	9,264	2017
	8,586	2018
Prime Money Market Fund	1,741	2016
	2,095	2017
	1,422	2018
California Tax Exempt Money Market Fund	2,275	2016
	2,592	2017
	2,470	2018
Government Bond Fund	5	2016
	67	2017
	74	2018
Corporate Bond Fund	83	2017
	89	2018
California Tax Exempt Bond Fund	3	2016
	99	2017
	109	2018
High Yield Bond Fund	6	2016
	101	2017
	128	2018
Intermediate Fixed Income Fund	16	2016
	59	2017
	43	2018
Fixed Income Opportunities Fund	42	2016
	263	2017
	248	2018
Multi-Asset Fund	11	2017
	44	2018
Dividend & Income Fund	23	2016
	90	2017
	44	2018
Emerging Markets Fund	115	2016
	145	2017
	291	2018

City National Rochdale, CNB, the Administrator, the transfer agent and the Funds’ legal counsel have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) of each Fund of not less than 0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2015:

	Shareholder Servicing Fee Waiver		Investment Advisory Fee Waiver		Administration Fee Waiver	Transfer Agent Fee Waiver	Legal Fee Waiver
Government Money Market Fund
Class N	$14,741	(1)	$6,507		$129	$—	$—
Class S	4,846	(1)	1,521		30	—	—
Servicing Class	647		558		11	—	—

Prime Money Market Fund
Institutional Class	$—		$89		$4	$—	$—
Class N	1,606	(1)	449		19	—	—
Class S	1,743	(1)	337		15	—	—
Servicing Class	1,014		547		24	—	—

California Tax Exempt Money Market Fund
Class N	$2,965	(1)	$1,414	(1)	$75	$6	$17
Class S	537	(1)	180	(1)	9	1	2
Servicing Class	545		498	(1)	25	3	6

(1)	Includes class specific distribution expenses.

CITY NATIONAL ROCHDALE FUNDS | PAGE 151

notes to financial statements/ consolidated notes to financial statements
September 30, 2015

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2015, were as follows for the Fixed Income Funds, Multi-Asset Fund and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Government Bond Fund	$45,453	$8,603		$8,603	$3,076
Corporate Bond Fund	—	43,487		40	50,239
California Tax Exempt Bond Fund	—	26,931		—	8,236
Municipal High Income Fund	—	281,984		—	9,080
High Yield Bond Fund	—	65,999		—	71,207
Intermediate Fixed Income Fund	6,892	96,173		4,251	42,100
Fixed Income Opportunities Fund	3,191	808,475		3,201	616,538
Multi-Asset Fund	—	14,735	*	—	20,884	*
Dividend & Income Fund	—	43,962		—	24,175
U.S. Core Equity	—	71,454		—	67,227
Socially Responsible Equity Fund	—	167,392		—	71,822
Emerging Markets Fund	—	378,503		—	214,811

*	Includes $753 (000) and $4,161 (000) of purchases and sales, respectively, of affiliated registered investment companies.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

The following is a summary of the transactions with affiliates for the Multi-Asset Fund for the year ended September 30, 2015:

	Limited Maturity Fixed Income Fund, Institutional Class	Government Bond Fund, Institutional Class	Corporate Bond Fund, Servicing Class
Beginning balance as of October 1, 2014	$1,213	$1,145	$1,588
Purchases at Cost	64	55	82
Proceeds from Sales	(1,274)	(1,205)	(340)
Realized Gain (Loss)	(8)	(18)	(6)
Unrealized Gain (Loss)	5	23	(24)
Ending balance as of September 30, 2015	$—	$—	$1,300

	High Yield Bond Fund, Institutional Class	Emerging Markets Fund, Institutional Class
Beginning balance as of October 1, 2014	$745	$736
Purchases at Cost	36	516
Proceeds from Sales	(186)	(1,143)
Realized Gain (Loss)	15	(136)
Unrealized Gain (Loss)	(79)	27
Ending balance as of September 30, 2015	$531	$—

The Funds may also invest in the affiliated Money Market Funds to manage excess cash or to serve as margin or collateral for derivative positions.

The following is a summary of the transactions with affiliates for the year ended September 30, 2015:

	Purchases at Cost (000)	Proceeds from Sales (000)	Value 9/30/2015 (000)	Dividend Income (000)
Government Money Market Fund
Government Bond Fund	$22,055	$(24,227)	$199	$—
Municipal High Income Fund	112,509	(110,098)	33,108	4
Intermediate Fixed Income Fund	43,862	(46,007)	2,031	—
Fixed Income Opportunities Fund	9,098	(9,039)	59	—
Dividend & Income Fund	21,331	(21,470)	455	—
Emerging Markets Fund	110,918	(110,520)	20,187	2
Prime Money Market Fund
Corporate Bond Fund	24,376	(24,455)	2,143	—
High Yield Bond Fund	33,600	(34,216)	240	—
Multi-Asset Fund	5,321	(4,209)	1,357	1
U.S. Core Equity Fund	28,462	(29,371)	1,555	—
California Tax Exempt Money Market Fund
California Tax Exempt Bond Fund	34,471	(35,614)	1,736	—

6.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Management has analyzed the Funds’ tax position taken on Federal income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax

CITY NATIONAL ROCHDALE FUNDS | PAGE 152

returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to foreign currency transactions, a permanent ROC for investment in tax exempt investments in a taxable fund, REIT adjustments, investments in partnerships, realized gains (losses) on paydowns, net operating losses, return of capital distributions, distributions in excess of net investment income, investments in Passive Foreign Investment Companies and timing of distributions, were reclassified to/from the following accounts as of September 30, 2015:

	Increase (Decrease) Undistributed Net Investments Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Increase (Decrease) Paid- in Capital (000)
Government Money Market	$1	$(1)	$—
Government Bond Fund	17	(17)	—
California Tax Exempt Bond Fund	3	(3)	—
High Yield Bond Fund	59	(59)	—
Intermediate Fixed Income Fund	103	(103)	—
Fixed Income Opportunities Fund	6,322	(6,322)	—
Dividend & Income Fund	804	(555)	(249)
U.S. Core Equity Fund	14	(14)	—
Socially Responsible Equity Fund	12	(12)	—
Emerging Markets Fund	(1,325)	1,325	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended September 30, 2015 and September 30, 2014 unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2015	$—	$397	$—	$—	$397
2014	—	378	—	—	378
Prime Money Market Fund
2015	—	105	—	—	105
2014	—	120	—	—	120
California Tax Exempt Money Market Fund
2015	90	2	—	—	92
2014	96	—	—	—	96
Government Bond Fund
2015	—	708	—	—	708
2014	—	750	—	—	750
Corporate Bond Fund
2015	—	2,423	1,082	—	3,505
2014	—	2,225	934	—	3,159
California Tax Exempt Bond Fund
2015	1,216	121	286	—	1,623
2014	1,008	—	127	—	1,135
Municipal High Income Fund
2015	22,487	83	—	—	22,570
2014^^	7,464	5	—	—	7,469
High Yield Bond Fund
2015	—	6,630	4,068	—	10,698
2014	—	7,732	355	—	8,087
Intermediate Fixed Income Fund
2015	—	4,532	—	—	4,532
2014	—	4,584	—	—	4,584
Fixed Income Opportunities Fund
2015	—	97,143	2,715	—	99,858
2014	—	54,067	5,256	—	59,323
Multi-Asset Fund
2015	—	252	—	—	252
2014	—	234	—	—	234
Dividend & Income Fund
2015	—	4,363	1,454	—	5,817
2014	—	5,449	—	—	5,449
U.S. Core Equity Fund
2015	—	2,073	18,578	—	20,651
2014	—	3,085	—	—	3,085
Socially Responsible Equity Fund
2015	—	3,086	6,324	—	9,410
2014	—	1,409	12,637	—	14,046
Emerging Markets Fund
2015	—	2,025	—	—	2,025
2014	—	1,072	—	—	1,072

^^	For the period December 30, 2013 (commencement of operations) through September 30, 2014.

CITY NATIONAL ROCHDALE FUNDS | PAGE 153

notes to financial statements/ consolidated notes to financial statements
September 30, 2015

As of September 30, 2015, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$34	$—	$—	$—	$—	$(33)	$1
Prime Money Market Fund	—	9	—	(12)	—	—	(8)	(11)
California Tax Exempt Money Market Fund	5	34	—	—	—	—	(7)	32
Government Bond Fund	—	78	—	(81)	—	1,448	(74)	1,371
Corporate Bond Fund	—	180	115	—	—	(43)	(179)	73
California Tax Exempt Bond Fund	113	—	33	—	—	1,964	(110)	2,000
Municipal High Income Fund	2,337	88	16	—	—	8,457	(2,333)	8,565
High Yield Bond Fund	—	503	—	(13)	(263)	(9,058)	(450)	(9,281)
Intermediate Fixed Income Fund	—	76	—	(2,481)	—	1,552	(9)	(862)
Fixed Income Opportunities Fund	—	15,637	—	(789)	(24,124)	(96,769)	(538)	(106,583)
Multi-Asset Fund	—	11	—	(74)	(631)	(178)	(1)	(873)
Dividend & Income Fund	—	—	—	—	—	32,958	(6)	32,952
U.S. Core Equity Fund	—	88	855	—	—	29,855	—	30,798
Socially Responsible Equity Fund	—	76	1,788	—	—	(14,653)	—	(12,789)
Emerging Markets Fund	—	227	—	(2,121)	(5,735)	7,582	—	(47)

For tax purposes, the losses in the Funds generated prior to the Regulated Investment Company Modernization Act of 2010 can be carried forward for a maximum of eight years to offset any future net realized capital gains. As of September 30, 2015, the breakdown of capital loss carryforwards was as follows:

	Expiring September 30,
Fund	2015 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Multi-Asset Fund	$—	$(74)	$—	$—	$(74)

	Expiring December 31,
Fund	2016 (000)	2017 (000)	2018 (000)	Total (000)
Intermediate Fixed Income Fund	$—	$(192)	$(2,240)	$(2,432)

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2014, through September 30, 2015, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 154

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Prime Money Market Fund	$(12)	$—	$(12)
Government Bond Fund	(81)	—	(81)
Intermediate Fixed Income Fund	(49)	—	(49)
Fixed Income Opportunities Fund	(765)	(24)	(789)
Emerging Markets Fund	(1,305)	(816)	(2,121)
High Yield Bond Fund	—	(13)	(13)

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended September 30, 2015, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
California Tax Exempt Money Market Fund	$2
Government Bond Fund	107
Intermediate Fixed Income Fund	343
Multi-Asset Fund	386
Dividend & Income Fund	4,416

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/ (depreciation) for tax purposes as of September 30, 2015, for each of the Fixed Income Funds, Multi-Asset Fund and Equity Funds were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Government Bond Fund	$149,689	$1,460	$(12)	$1,448
Corporate Bond Fund	137,873	1,552	(1,595)	(43)
California Tax Exempt Bond Fund	94,814	2,052	(88)	1,964
Municipal High Income Fund	683,883	20,885	(12,428)	8,457
High Yield Bond Fund	94,775	462	(9,526)	(9,064)
Intermediate Fixed Income Fund	266,807	4,185	(2,633)	1,552
Fixed Income Opportunities Fund	1,679,021	75,386	(144,166)	(68,780)
Multi-Asset Fund	19,985	453	(631)	(178)
Dividend & Income Fund	153,542	36,473	(3,515)	32,958
U.S. Core Equity Fund	181,052	32,709	(2,854)	29,855
Socially Responsible Equity Fund	277,482	12,831	(27,484)	(14,653)
Emerging Markets Fund	650,424	78,833	(70,654)	8,179

At September 30, 2015, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index

CITY NATIONAL ROCHDALE FUNDS | PAGE 155

notes to financial statements/ consolidated notes to financial statements
September 30, 2015

itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

The Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Multi-Asset Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Fixed Income Opportunities Fund may invest in beneficial interests in individual life insurance policies (“Policies”). A Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the Policy. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

California Tax Exempt Funds – Specific Risks

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds invest in Certificates of Participation in a municipal obligation, which are subject to annual appropriation risk.

Emerging Markets Fund – Specific Risks

Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

As long as the Emerging Markets Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities

CITY NATIONAL ROCHDALE FUNDS | PAGE 156

denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Emerging Market Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations. Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time

8.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year ended September 30, 2015, and the year or period ended September 30, 2014, were as follows (000):

	Government Money Market Fund		Prime Money Market Fund		California Tax Exempt Money Market Fund
	2015	2014	2015	2014	2015	2014
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	103,267	177,330	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	5	—	—	—
Shares redeemed	—	—	(89,241)	(134,563)	—	—
Net Institutional Class transactions	—	—	14,031	42,767	—	—
Class N:
Shares issued	3,753,980	4,544,028	701,569	712,240	686,601	988,104
Shares issued in Lieu of Dividends and Distributions	252	249	23	24	61	67
Shares redeemed	(3,969,801)	(4,410,324)	(743,764)	(803,775)	(715,932)	(1,037,816)
Net Class N transactions	(215,569)	133,953	(42,172)	(91,511)	(29,270)	(49,645)
Class S:
Shares issued	1,307,608	1,522,771	1,030,736	869,219	453,783	372,122
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	(1,345,358)	(1,291,990)	(970,164)	(878,235)	(474,800)	(370,022)
Net Class S transactions	(37,750)	230,781	60,572	(9,016)	(21,017)	2,100
Servicing Class:
Shares issued	1,454,606	1,008,445	1,141,621	1,057,487	816,680	698,593
Shares issued in Lieu of Dividends and Distributions	—	—	11	9	—	—
Shares redeemed	(1,357,973)	(924,910)	(1,199,419)	(1,207,309)	(792,228)	(662,963)
Net Servicing Class transactions	96,633	83,535	(57,787)	(149,813)	24,452	35,630

CITY NATIONAL ROCHDALE FUNDS | PAGE 157

notes to financial statements/ consolidated notes to financial statements
September 30, 2015

	Government Bond Fund		Corporate Bond Fund		California Tax Exempt Bond Fund
	2015	2014	2015	2014	2015	2014
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	985	550	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	33	14	—	—	—	—
Shares redeemed	(917)	(322)	—	—	—	—
Net Institutional Class transactions	101	242	—	—	—	—
Class N:
Shares issued	29	12	187	128	407	241
Shares issued in Lieu of Dividends and Distributions	—	—	6	4	10	7
Shares redeemed	(43)	(30)	(146)	(88)	(374)	(164)
Net Class N transactions	(14)	(18)	47	44	43	84
Servicing Class:
Shares issued	1,849	1,126	2,527	1,617	3,179	1,874
Shares issued in Lieu of Dividends and Distributions	17	7	25	19	11	7
Shares redeemed	(4,123)	(1,563)	(3,358)	(1,846)	(1,687)	(718)
Net Servicing Class transactions	(2,257)	(430)	(806)	(210)	1,503	1,163

	Municipal High Income Fund		High Yield Bond Fund		Intermediate Fixed Income Fund (1)		Fixed Income Opportunities Fund
	2015	2014	2015	2014	2015	2014	2015	2014
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	707	831	254	45	—	—
Shares issued from Merger(2)	—	—	—	—	—	1,734	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	501	267	9	25	—	—
Shares redeemed	—	—	(800)	(1,023)	(2)	(1,469)	—	—
Net Institutional Class transactions	—	—	408	75	261	335	—	—
Class N:
Shares issued	19,914	20,399	668	494	3,610	3,739	25,240	22,889
Shares issued from Merger(2)	—	—	—	—	—	—	—	2,105
Shares issued in Lieu of Dividends and Distributions	685	211	163	138	124	89	2,433	1,185
Shares redeemed	(3,548)	(1,828)	(1,040)	(1,645)	(1,755)	(2,058)	(13,754)	(9,450)
Net Class N transactions	17,051	18,782	(209)	(1,013)	1,979	1,770	13,919	16,729
Servicing Class:
Shares issued	12,508	21,234	1,101	3,068	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	52	7	92	63	—	—	—	—
Shares redeemed	(3,463)	(633)	(2,629)	(8,462)	—	—	—	—
Net Servicing Class transactions	9,097	20,608	(1,436)	(5,331)	—	—	—	—

(1)	Institutional Class commenced operations on December 20, 2013.

(2)	See Note 9 in Notes to Financial Statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 158

	Multi-Asset Fund (1)		Dividend & Income Fund		U.S. Core Equity Fund
	2015	2014	2015	2014	2015	2014
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	71	—	—	—	100
Shares issued from Merger(2)	—	—	—	—	—	3,795
Shares issued in Lieu of Dividends and Distributions	—	3	—	—	52	6
Shares redeemed	—	(664)	—	—	(1)	(3,425)
Net Institutional Class transactions	—	(590)	—	—	51	476
Class N:
Shares issued	153	59	1,823	2,007	1,450	2,093
Shares issued from Merger(2)	—	—	—	—	—	207
Shares issued in Lieu of Dividends and Distributions	12	10	100	102	640	97
Shares redeemed	(334)	(418)	(1,369)	(2,010)	(1,032)	(977)
Net Class N transactions	(169)	(349)	554	99	1,058	1,420
Servicing Class:
Shares issued	191	105	—	—	2,617	2,881
Shares issued in Lieu of Dividends and Distributions	5	3	—	—	4	1
Shares redeemed	(324)	(21)	—	—	(1,882)	(1,265)
Net Servicing Class transactions	(128)	87	—	—	739	1,617

	Socially Responsible Equity Fund		Emerging Markets Fund
	2015	2014	2015	2014
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	9,898	11,271	—	—
Shares issued in Lieu of Dividends and Distributions	767	768	—	—
Shares redeemed	(2,343)	(635)	—	—
Net Institutional Class transactions	8,322	11,404	—	—
Class N:
Shares issued	363	968	8,896	8,011
Shares issued in Lieu of Dividends and Distributions	82	514	25	15
Shares redeemed	(519)	(1,699)	(4,558)	(1,641)
Net Class N transactions	(74)	(217)	4,363	6,385

(1)	Institutional Class ceased operations on January 31, 2014.

(2)	See Note 9 in Notes to Financial Statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 159

notes to financial statements/ consolidated notes to financial statements
September 30, 2015

9.	FUND REORGANIZATIONS

Intermediate Fixed Income Fund:

On December 20, 2013, the assets of the City National Rochdale Full Maturity Fixed Income Fund (the “Full Maturity Fixed Income Fund”) were reorganized into the Intermediate Fixed Income Fund. In this reorganization, 4,352,128 shares of the Full Maturity Fixed Income Fund were exchanged for 1,734,179 shares of the Intermediate Fixed Income Fund in a tax-free exchange.

The value of the Full Maturity Fixed Income Fund on December 20, 2013 was $44,899,004. Upon the business combination of such Funds on December 20, 2013, the value of the Full Maturity Fixed Income Fund, which included accumulated realized losses of $124,817 and unrealized loss of $238,709, combined with the value of the Intermediate Fixed Income Fund was $209,405,691.

Assuming the reorganization had been completed on October 1, 2013, the beginning of the fiscal year end, the Intermediate Fixed Income Fund’s pro-forma net investment income, net gain/(loss) on investments and net increase in net assets from operations, for the year ended September 30, 2014, would have been $4,836,013, $2,902,040 and $7,738,053, respectively. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Full Maturity Fixed Income Fund that have been included in the Intermediate Fixed Income Fund’s Statement of Operations since December 20, 2013. Because the Intermediate Fixed Income Fund and Full Maturity Fixed Income Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

U.S. Core Equity Fund:

On March 21, 2014, the assets of the City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund”) were reorganized into the U.S. Core Equity Fund. In this reorganization, 3,019,691 shares of the Diversified Equity Fund were exchanged for 207,167 Class N shares and 3,794,815 Institutional Class shares of the U.S. Core Equity Fund in a taxable exchange.

The value of the Diversified Equity Fund on March 21, 2014 was $53,568,331. Upon the business combination of such Funds on March 21, 2014, the value of the Diversified Equity Fund, which included accumulated realized losses of $451,745 and distributions in excess of net investment income of $210, combined with the value of the U.S. Core Equity Fund was $223,593,114.

Assuming the reorganization had been completed on October 1, 2013, the beginning of the fiscal year end, the U.S. Core Equity Fund’s pro-forma net investment income, net gain/(loss) on investments and net increase in net assets from operations for the year ended September 30, 2014, would have been $1,073,823, $35,415,034 and $36,488,858, respectively. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Diversified Equity Fund that have been included in the U.S. Core Equity Fund’s Statement of Operations since March 21, 2014. Because the U.S. Core Equity Fund and Diversified Equity Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis

Fixed Income Opportunities Fund:

On May 30, 2014, the assets of City National Rochdale Alternative Total Return Fund LLC were reorganized into the Fixed Income Opportunities Fund. In this reorganization, the total net assets of City National Rochdale Alternative Total Return Fund LLC were exchanged for 2,104,921 shares of the Fixed Income Opportunities Fund in a taxable exchange.

The value of City National Rochdale Alternative Total Return Fund LLC on May 30, 2014 was $58,518,275. Upon the business combination of such Funds on May 30, 2014, the value of City National Rochdale Alternative Total Return Fund LLC, which included realized gains of $49,195,270 and distributions in excess of net investment income of $28,972,614, combined with the value of the Fixed Income Opportunities Fund was $1,349,061,955.

Assuming the reorganization had been completed on October 1, 2013, the beginning of the fiscal year end, the Fixed Income Opportunities Fund’s pro-forma net investment income, net gain/(loss) on investments and net increase in net assets from operations for the year ended September 30, 2014, would have been $57,319,270, $8,564,090 and $65,883,360, respectively. The only investments acquired as part of the reorganization were life settlement contracts. Since the date of reorganization there were no realized gains with respect to the merged assets and the net change in unrealized loss amounted to $2,969,202. Because the Fixed Income Opportunities Fund and City National Rochdale Alternative Total Return Fund LLC sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

10. LINE OF CREDIT

The Funds, except for the Money Market Funds, have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Fund were limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. Interest is charged to a Fund based on its borrowings at prime rate minus 0.50%.

CITY NATIONAL ROCHDALE FUNDS | PAGE 160

Borrowing activity under the LOC for the year ended September 30, 2015, was as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
City National Rochdale Fixed Income Opportunities Fund	$50,000	$22	2.75%	$4,515	$20,000
Dividend & Income Fund	$50,000	$1	2.75%	$79	$945

Average borrowing activity was calculated using the number of days for amounts outstanding in the Fixed Income Opportunities Fund and Dividend & Income Fund.

11.	REGULATORY MATTERS

On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Investment Company Act of 1940, as amended, which currently govern the operations of the Money Market Funds (the “MMFs”). The most significant change resulting from these amendments is a requirement that certain types of money market funds transact fund shares based on a market-based NAV. Other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to ten business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments will impact the MMFs beginning on October 14, 2016.

12.	CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust has selected BBD, LLP (“BBD”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended September 30, 2015. The decision to select BBD was recommended by the Trust’s Audit Committee on August 27, 2015, and was approved by the Board of Trustees on August 27, 2015. During the Trust’s fiscal year ended September 30, 2015, nor the Trust, nor anyone on its behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph(a)(1)(iv) in Item 304 of Regulation S-K). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Trust’s prior independent registered public accounting firm, KPMG LLP (“KPMG”). KPMG’s report on the Trust’s financial statement for the fiscal years ended September 30, 2013 and September 30, 2014, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Trust’s fiscal years ended 2013 and 2014 (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

13.	SUBSEQUENT EVENTS

On November 2, 2015, Royal Bank of Canada completed its acquisition of City National Corporation. City National Rochdale, LLC, the investment adviser to the City National Rochdale Funds, is a subsidiary of City National Bank. City National Rochdale, LLC and City National Bank are wholly-owned subsidiaries of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

On November 20, 2015, approximately 86% of the shares of the City National Rochdale Socially Responsible Equity Fund was redeemed.

A special meeting of shareholders of the City National Rochdale Socially Responsible Equity Fund is scheduled for December 7, 2015 to seek approval of a proposed reorganization of the Fund into a newly formed series of Forum Funds II. This proposed reorganization will result in a change in the investment adviser to the City National Rochdale Socially Responsible Equity Fund from City National Rochdale, LLC to SKBA Capital Management, LLC, currently the sub-adviser to the Fund, and no change to the Fund’s investment objective or strategies.

Effective January 31, 2016, the Adviser intends to discontinue the voluntary fee waivers for the City National Rochdale Municipal High Income Fund, City National Rochdale High Yield Bond Fund, City National Rochdale U.S. Core Equity Fund, City National Rochdale Dividend & Income Fund, and City National Rochdale Emerging Markets Fund.

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2015 and no issues were noted to disclose.

CITY NATIONAL ROCHDALE FUNDS | PAGE 161

report of independent registered public accounting firm

To the Shareholders and Board of Trustees
of City National Rochdale Funds

We have audited the accompanying statements of assets and liabilities of Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund (consolidated), Multi-Asset Fund, Dividend & Income Fund, U.S. Core Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund (consolidated) (the “Funds”), each a series of shares of beneficial interest in the City National Rochdale Funds, including the schedules of investments, as of September 30, 2015, and the related statements of operations, changes in net assets, and consolidated cash flows (for Fixed Income Opportunities only) and the financial highlights for the year then ended (consolidated for Fixed Income Opportunities and Emerging Markets Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights (consolidated for Fixed Income Opportunities and Emerging Markets Fund) for each of the years or periods presented through September 30, 2014 for each of the Funds were audited by other auditors, whose reports dated November 28, 2014 and March 31, 2013 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights (consolidated where noted) referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the City National Rochdale Funds as of September 30, 2015, and the results of their operations and cash flows, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 30, 2015

CITY NATIONAL ROCHDALE FUNDS | PAGE 162

trustees and officers (Unaudited)
September 30, 2015

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2015. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940 are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Irwin G. Barnet City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 77	Trustee	Since 1999	Retired (May 2014-present). Attorney and of counsel, Reed Smith LLP, a law firm (2009-April 2014). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	20	None
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 63	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	20	Rochdale Investment Trust (2011-2013)
Jon C. Hunt City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 63	Trustee	Since 2013	Retired (March 2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012-March 2013). Managing Director and Chief Operating Officer, CCM (1998-June 2012).	20

Nuveen Commodities Asset Management, member of Independent Committee (February 2012-present); Advisor’s Inner Circle Fund III (February 2014-present); O’Connor EQUUS (May 2014-present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015-present)

Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	20	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)

CITY NATIONAL ROCHDALE FUNDS | PAGE 163

trustees and officers (Unaudited) (Continued)
September 30, 2015

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 56	Trustee	Since 2013	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	20	Lapolla Industries, Inc. (2007-present); Rochdale Investment Trust (2011-2013)
James Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Trustee	Since 1999

Chief Executive Officer of Corinthian Development Company (December 2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				20	None
INTERESTED TRUSTEES
Andrew S. Clare (4) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 69	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	20	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Irwin G. Barnet	December 31, 2015
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund.

(3)

Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

CITY NATIONAL ROCHDALE FUNDS | PAGE 164

Name Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 57	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986-present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 47	Treasurer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 50	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2013

Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisers LLC (2013-Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 36	Vice President and Assistant Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Greg Francoeur City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Assistant Treasurer	Since 2015	Segment Finance Manager, City National Corporation Wealth Management Segment (2009-present). Chief Financial Officer, Convergent Capital Management, (2003-2009).
Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 32	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011-present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008-2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Secretary	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Assistant Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CITY NATIONAL ROCHDALE FUNDS | PAGE 165

notice to shareholders (Unaudited)
September 30, 2015

For shareholders that do not have a September 30, 2015, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2015, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2015, each of the California Tax Exempt Bond Fund, California Tax Exempt Money Market Fund and Municipal High Income Fund is designating 92.41%, 91.17% and 10.94%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2015, each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	78.26%	99.51%	100.00%
Prime Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	2.32%	99.52%	0.00%
California Tax Exempt Money Market Fund	0.00%	0.00%	1.67%	98.33%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%
Limited Maturity Fixed Income	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	88.37%	0.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	60.32%	100.00%	0.00%
Corporate Bond Fund	30.74%	0.00%	69.26%	0.00%	100.00%	0.00%	0.00%	0.00%	98.84%	100.00%
California Tax Exempt Bond Fund	17.95%	0.00%	7.79%	74.26%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Municipal High Income Fund	0.00%	0.00%	0.39%	99.61%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
High Yield Bond Fund	37.97%	0.00%	62.03%	0.00%	100.00%	0.00%	0.00%	0.00%	98.21%	100.00%
Intermediate Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	6.36%	4.08%	2.62%	93.09%	0.00%
Fixed Income Opportunities Fund	2.72%	0.00%	97.28%	0.00%	100.00%	15.16%	15.25%	0.01%	64.13%	100.00%
Multi-Asset Fund	0.00%	0.00%	100.00%	0.00%	100.00%	56.09%	62.14%	0.00%	0.00%	0.00%
Dividend & Income Fund	25.40%	0.00%	74.60%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
U.S. Core Equity Fund	89.96%	0.00%	10.04%	0.00%	100.00%	96.64%	96.20%	0.00%	0.00%	100.00%
Socially Responsible Equity Fund	67.20%	0.00%	32.80%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Fund (6)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%

CITY NATIONAL ROCHDALE FUNDS | PAGE 166

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2015, the total amount of foreign source income was $13,085,658. The total amount of foreign tax to be paid is $357,429. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 167

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2015, to September 30, 2015).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 168

	Beginning Account Value 4/01/2015	Ending Account Value 9/30/2015	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,000.10	0.11%	$ 0.55
Class S	1,000.00	1,000.10	0.11%	0.55
Servicing Class	1,000.00	1,000.10	0.12%	0.60

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,024.52	0.11%	$ 0.56
Class S	1,000.00	1,024.52	0.11%	0.56
Servicing Class	1,000.00	1,024.47	0.12%	0.61

City National Rochdale Prime Money Market Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 1,000.10	0.20%	$ 1.00
Class N	1,000.00	1,000.10	0.20%	1.00
Class S	1,000.00	1,000.10	0.20%	1.00
Servicing Class	1,000.00	1,000.10	0.20%	1.00

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,024.07	0.20%	$ 1.01
Class N	1,000.00	1,024.07	0.20%	1.01
Class S	1,000.00	1,024.07	0.20%	1.01
Servicing Class	1,000.00	1,024.07	0.20%	1.01

City National Rochdale California Tax Exempt Money Market Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,000.10	0.10%	$ 0.50
Class S	1,000.00	1,000.10	0.07%	0.35
Servicing Class	1,000.00	1,000.10	0.07%	0.35

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,024.57	0.10%	$ 0.51
Class S	1,000.00	1,024.72	0.07%	0.36
Servicing Class	1,000.00	1,024.72	0.07%	0.36

City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 1,005.30	0.54%	$ 0.89
Class N	1,000.00	1,001.80	1.00%	5.02
Servicing Class	1,000.00	1,003.10	0.74%	3.72

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,022.36	0.54%	$ 2.74
Class N	1,000.00	1,020.05	1.00%	5.06
Servicing Class	1,000.00	1,021.36	0.74%	3.75

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$ 1,000.00	$ 993.60	1.03%	$ 5.15
Servicing Class	1,000.00	995.80	0.75%	3.75

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,019.90	1.03%	$ 5.22
Servicing Class	1,000.00	1,021.31	0.75%	3.80

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,004.60	0.88%	$ 4.42
Servicing Class	1,000.00	1,005.90	0.63%	3.17

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,020.66	0.88%	$ 4.46
Servicing Class	1,000.00	1,021.91	0.63%	3.19

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,000.80	1.04%	$ 5.22
Servicing Class	1,000.00	1,002.10	0.79%	3.96

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,019.85	1.04%	$ 5.27
Servicing Class	1,000.00	1,021.11	0.79%	4.00

City National Rochdale High Yield Bond Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 959.20	0.70%	$ 1.11
Class N	1,000.00	956.80	1.20%	5.89
Servicing Class	1,000.00	958.00	0.95%	4.66

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,021.56	0.70%	$ 3.55
Class N	1,000.00	1,019.05	1.20%	6.07
Servicing Class	1,000.00	1,020.31	0.95%	4.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 169

disclosure of fund expenses (Unaudited) (Continued)

	Beginning Account Value 4/01/2015	Ending Account Value 9/30/2015	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 997.80	0.55%	$ 0.89
Class N	$ 1,000.00	$ 995.30	1.07%	$ 5.35

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,022.31	0.55%	$ 2.79
Class N	$ 1,000.00	$ 1,019.70	1.07%	$ 5.42

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$ 1,000.00	$ 1,001.40	1.09%	$ 5.47

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,019.60	1.09%	$ 5.52

City National Rochdale Multi-Asset Fund
Actual Fund Return
Class N	$ 1,000.00	$ 937.90	1.50%	$ 7.29
Servicing Class	1,000.00	939.20	1.25%	6.08

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,017.55	1.50%	$ 7.59
Servicing Class	1,000.00	1,018.80	1.25%	6.33

City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$ 1,000.00	$ 957.60	1.13%	$ 5.55

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,019.40	1.13%	$ 5.72

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 958.20	0.54%	$ 0.87
Class N	1,000.00	956.20	1.06%	5.20
Servicing Class	1,000.00	956.70	0.78%	3.83

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,022.36	0.54%	$ 2.74
Class N	1,000.00	1,019.75	1.06%	5.37
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Socially Responsible Equity Fund
Actual Fund Return
Institutional Class	$ 1,000.00	$ 910.00	0.91%	$ 4.36
Class N	1,000.00	908.70	1.16%	5.55

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$ 1,020.51	0.91%	$ 4.61
Class N	1,000.00	1,019.25	1.16%	5.87

City National Rochdale Emerging Markets Fund
Actual Fund Return
Class N	$ 1,000.00	$ 854.20	1.61%	$ 7.48

Hypothetical 5% Return
Class N	$ 1,000.00	$ 1,017.00	1.61%	$ 8.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 170

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is comprised of seven Trustees, six of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”). During the six months ended September 30, 2015, the Board and the Independent Trustees approved the following advisory agreement and sub-advisory agreements:

●	The advisory agreement between the Trust, on behalf of each of its series (each a “Fund” and collectively the “Funds”), and City National Rochdale, LLC (the “Adviser”);

●	The sub-advisory agreement between the Adviser and Guggenheim Partners Investment Management, LLC (“Guggenheim”) with respect to the High Yield Bond Fund;

●	The sub-advisory agreement between the Adviser and Waddell & Reed Investment Management Company (“Waddell”) with respect to the Municipal High Income Fund;

●	The sub-advisory agreement between the Adviser and SKBA Capital Management, LLC (“SKBA”) with respect to the Socially Responsible Equity Fund;

●	The sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”) with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”) with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and GML Capital LLP (“GML Capital”) with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Alcentra Limited (“Alcentra”) with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Ashmore Investment Management Limited (“Ashmore”) with respect to the Fixed Income Opportunities Fund; and

●	The sub-advisory agreement between the Adviser and AllFinancial Partners II, LLC (“AllFinancial”) with respect to the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements” and Guggenheim, Waddell, SKBA, Seix, Federated, GML, Alcentra, Ashmore and AllFinancial are collectively referred to below as the “Sub-Advisers.”

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund, although the Board took into account the common interests of the Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser with respect to the Funds (or portions of the Funds) they manage, advisory fee and expense comparisons, financial information with respect to each firm, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE FUNDS | PAGE 171

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Adviser’s senior management; its investment philosophy and processes, including sub-adviser oversight processes; its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

The Board assessed the performance of each Fund compared with its respective benchmark index or indexes and the average of all funds in its respective peer group category (each a “universe”) selected by Lipper, Inc. (and iMoneyNet, Inc.for the money market funds only) for the one-, three-, five-, ten- and 15-year and since inception periods ended June 30, 2015, as applicable. In addition, the Board reviewed the performance of each Fund compared to the performance of a select group of comparable funds determined by the Adviser to have investment objectives similar to that of the Fund.

The Board’s observations with respect to the annualized total returns of the Funds were as follows:

●

The annualized total returns of the Government Money Market Fund (Servicing Class) are the same as the Lipper Institutional U.S. Government Money Market Objective and iMoneyNet, Inc. Government Institutional averages for the one-, three- and five-year periods ended June 30, 2015. For the ten-year and since inception periods, the Fund trailed the Lipper universe average (by 0.16% or less) and iMoneyNet (by 0.05% or less). The Board noted that the Fund was not able to participate in the Federal Reserve’s Reverse Repo Facility due to size constraints, which contributed to the Fund’s lower realized yields compared to those of its larger peers.

●

The Prime Money Market Fund (Institutional Class) underperformed the Lipper Institutional Money Market Objective universe average and iMoneyNet, Inc. Prime Institutional average (in each case by 0.02% or less) for the one-, three-, and five-year periods ending June 30, 2015. For the ten-year and since inception periods, the Fund underperformed the Lipper Institutional Money Market Objective (by 0.21% or less) and the iMoneyNet, Inc. Prime Institutional average (by 0.19% or less). The Board noted that the Fund was not able to participate in the Federal Reserve’s Reverse Repo Facility due to size constraints, which contributed to the Fund’s lower realized yields compared to those of its larger peers.

●

The annualized total returns of the California Tax Exempt Money Market Fund (Servicing Class) were the same as or below the Lipper CA Tax-Exempt Money Market Funds Objective universe average (by 0.04% or less) and below the iMoneyNet State Specific Institutional-CA universe average (by 0.12% or less) for the one-, three-, five- and ten-year and since inception periods ending June 30, 2015.

●

For the one-, three-, five-, ten- and 15-year and since inception periods ending June 30, 2015, the Limited Maturity Fixed Income Fund (Institutional Class) underperformed the Barclays 1-3 Year US Government/Credit Index (by 0.70% or less) and the Lipper Short Investment-Grade Debt Funds Classification universe average (by 0.76% or less). The Board noted that it had recently approved a Plan of Liquidation for the Fund, which was expected to be fully liquidated on or about September 15, 2015.

●

For the one- and five-year period ending June 30, 2015, the Government Bond Fund (Institutional Class) outperformed the Lipper Short/Intermediate U.S. Government Objective universe average, but trailed the Barclays 1-5 Year Government Bond Index (by 0.48% or less). For the three- and ten-year and since inception periods ending June 30, 2015, the Fund underperformed the Barclays 1-5 Year Government Bond Index (by 0.52% or less) and the Lipper Short/Intermediate US Government Objective universe average (by 0.33% or less).

●

The Corporate Bond Fund (Servicing Class) underperformed the Barclays US Corp 1-5 A3+, 2% Issuer Constrained Index (by 1.13% or less) and the Lipper Short/Intermediate Investment-Grade Objective universe average (by 0.39% or less) over the one- and five-year periods. The Fund outperformed the Lipper universe average, but underperformed the Barclays Index (by 0.42% or less) over the three- and ten-year and since inception periods.

CITY NATIONAL ROCHDALE FUNDS | PAGE 172

●

The California Tax Exempt Bond Fund (Servicing Class) outperformed the Lipper CA Short/Intermediate Municipal Debt Objective universe average but underperformed the Barclays CA Intermediate-Short Municipal Index (by 0.68% or less) over the one-, three-, five- and ten-year and since inception periods ending June 30, 2015.

●

For the one-year period ending June 30, 2015, the Municipal High Income Fund (Servicing Class) outperformed the Lipper High Yield Municipal Classification universe average and the Barclays High Yield Municipal Index. The Fund outperformed the Barclays Index, but underperformed the Lipper universe average (by 0.91%) for the period since its inception on December 30, 2013.

●

The High Yield Bond Fund (Institutional Class) outperformed the Citigroup High-Yield Market Capped Index and the Lipper High Yield Bond Funds Objective universe averages over the one-, three-, five- and ten-year and since inception periods ending June 30, 2015.

●

For the one-year period ending June 30, 2015, the Intermediate Fixed Income Fund (Institutional Class) underperformed the Barclays Intermediate U.S. Government/Credit Index (by 0.35%) but outperformed the Lipper Core Bond Funds Classification universe average. For the three-year period, the Fund outperformed the Lipper universe average and the Barclays Index. For the five-year period, the Fund outperformed the Barclays Index, but underperformed the Lipper universe average (by 0.01%). For the ten-year and since inception periods, the Fund underperformed the Lipper universe average (by 0.48% or less) and the Barclays Index (by 0.46% or less). The Board considered the Adviser’s explanation that Fund’s near-term underperformance was due to the Fund’s overweight in corporate debt compared to government debt, and the Adviser’s belief that strong corporate fundamentals continued to justify the Fund’s overweight allocation to corporate debt.

●

For the one-year period ending June 30, 2015, the Fixed Income Opportunities Fund (Class N) outperformed the Lipper High Yield Bond Funds Classification universe average and the Barclays U.S. Corporate High Yield Index, but underperformed the Credit Suisse Leveraged Loan Index (by 1.02%) and the Barclays U.S. Aggregate Index (by 0.73%). For the three-year period, the Fund outperformed the Credit Suisse Index and the Barclays U.S. Aggregate Index but underperformed the Lipper universe average (by 0.28%), and the Barclays U.S. High Yield Index (by 1.12%). For the period since its inception on July 1, 2009, the Fund outperformed the Barclays U.S. Aggregate Index, but underperformed the Lipper universe average (by 0.75%) and Barclays High Yield Index (by 4.16%) on an annualized basis. The Board considered that the Fund is a blended fund with several portfolios managed by different sub-advisers according to differing investment mandates and that it was therefore difficult to compare the Fund to a broad-based securities index and to other funds.

●

The Multi-Asset Fund (Servicing Class) underperformed the Lipper Absolute Returns Funds Classification universe average (by 1.60%), the BofA Merrill Lynch 3-Month US Treasury Bill Index (by 1.62%) and the Blended Index (a customized index composed of 60% in the Barclays Capital Intermediate Government/Credit Index and 40% in the MSCI World Index) (by 3.28%) over the one-year period ending June 30, 2015. For the three- and five-year and since inception periods the Fund outperformed the Lipper universe average and the BofA Merrill Lynch Index, but underperformed the Blended Index (by 2.90% or less).

●

For the one-, three- and five-year periods ending June 30, 2015, the Dividend & Income Fund (Class N) underperformed the Lipper Equity Income Funds Classification universe average (by 3.68% or less), the S&P 500 Index (by 7.36% or less) and the Blended Index (a customized index composed of 60% in the Dow Jones U.S. Select Dividend Index, 25% in the Bank of America ML Core Fixed Rate Preferred Securities Index and 15% in the MSCI U.S. REIT Index) (by 2.52% or less). For the ten-year period, the Fund outperformed the Lipper universe average and the Blended Index, but underperformed the S&P 500 Index (by 0.69%). For the period since inception, the Fund outperformed the S&P 500 Index, but underperformed the Lipper universe average (by 0.74%) and the Blended Index (by 2.88%). The Board also considered that the Fund had a relatively low risk rating in Morningstar, Inc.’s Large Value fund category.

●

The U.S. Core Equity Fund (Institutional Class) outperformed the S&P 500 Index but underperformed the Lipper Large Cap Core Funds Classification universe average (by 0.28%) over the one-year period ending June 30, 2015. The Fund outperformed the Lipper universe average and the S&P 500 Index since its inception on December 3, 2012.

CITY NATIONAL ROCHDALE FUNDS | PAGE 173

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

●

The Socially Responsible Equity Fund (Institutional Class) underperformed the MSCI KLD 400 Social Index (by 6.40% or less), the Lipper Multi-Cap Value Funds Classification universe average (by 2.92% or less), and the Russell 1000 Value Index (by 4.57% or less) over the one-, three- and five-year, and since inception periods ending June 30, 2015. The Board noted that the Adviser was in negotiations with SKBA to reorganize the Fund into a fund managed by SKBA outside of the Trust.

●

The Emerging Markets Fund (Class N) outperformed the MSCI Emerging Markets Index, the Lipper Emerging Markets Funds Classification universe average and the MSCI Emerging Markets Asia Index over the one- and three-year periods and since inception period ending June 30, 2015.

The Board concluded that the Adviser continues to provide satisfactory management and oversight services to the Funds. The Board members noted that the investment results of the Funds over the long term were generally competitive; that the Adviser had reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to the Funds, and the total expenses (net of fee waivers) of each Fund (as percentages of their respective average annual net assets) compared to those of the funds included in the relevant Lipper universes and peer groups selected by the Adviser (“Peer Groups”).

The Board observed as follows with respect to the investment advisory fees (net of fee waivers) paid by the Funds:

●

The net advisory fees paid by the Government Money Market Fund, California Tax Exempt Money Market Fund and the High Yield Bond Fund were below their Lipper universe averages but above their Peer Group averages.

●

The net advisory fees paid by the Prime Money Market Fund, Corporate Bond Fund, Intermediate Fixed Income Fund, and Socially Responsible Equity Fund were above their Lipper universe averages and Peer Group averages, but were within the middle 60% range for the relevant Lipper universes.

●

The net advisory fees paid by the Limited Maturity Fixed Income Fund, Municipal High Income Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, Multi-Asset Fund, Dividend & Income Fund, and U.S. Core Equity Fund were below their Peer Group and Lipper universe averages.

●	The net advisory fee paid by the Emerging Markets Fund was below its Peer Group average but above its Lipper universe average.

●	The net advisory fee paid by the Government Bond Fund was the same as its Peer Group average and slightly above its Lipper universe average.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds except as follows, so in most cases it did not have a basis to compare the Funds’ advisory fees with advisory fees charged by the Adviser to other clients. The Board observed that the Adviser manages the City National Rochdale International Trade Fixed Income Fund, a closed-end fund that is managed using the same strategies and sub-adviser, GML, as those used to manage a portion of the Fixed Income Opportunities Fund, for a fee greater than that charged to the Fixed Income Opportunities Fund.

The Board’s observations with respect to the total expenses of the lowest-expense class of each Fund (net of fee waivers) were as follows:

●

The total expense ratios of the Servicing Class of the California Tax Exempt Money Market Fund, Corporate Bond Fund, California Tax Exempt Bond Fund and Municipal High Income Fund; the Institutional Class of the Government Bond Fund, High Yield Bond Fund, U.S. Core Equity Fund and Socially Responsible Equity Fund; and Class N of the Dividend & Income Fund were below both the relevant Peer Group and Lipper universe averages.

CITY NATIONAL ROCHDALE FUNDS | PAGE 174

●

The total expense ratios of the Institutional Class of the Limited Maturity Fixed Income Fund and Intermediate Fixed Income Fund were below their respective Lipper Universe averages but above their respective Peer Group averages.

●

The total expense ratios of the Servicing Class of the Multi-Asset Fund and Class N of the Emerging Markets Fund were below their respective Peer Group averages but above their respective Lipper Universe averages.

●

The total expense ratios of the Servicing Class of the Government Money Market Fund, the Institutional Class of the Prime Money Market Fund and Class N of the Fixed Income Opportunities Fund were above their respective Peer Group and Lipper universe averages but were in the middle 60% of funds in their Lipper universes.

The Board concluded that the advisory fees charged by the Adviser continued to be fair and reasonable, and the total expenses of each Fund continued to be reasonable.

Profitability, Benefits to Advisers and Economies of Scale

The Board considered information prepared by the Adviser relating to its costs and profits with respect to the Funds. The Board also considered the benefits received by the Adviser and its affiliates as a result of its relationship with the Funds (other than investment advisory fees paid to the Adviser), including fees paid to affiliates of the Adviser such as City National Bank, City National Securities, Inc. and RIM Securities, LLC for providing certain shareholder servicing and sub-distribution services to the Trust; benefits to City National Bank’s brokerage and wealth management businesses as a result of the availability of the Funds to its customers; research services made available to the Adviser by broker-dealers that provide execution services to the Funds; and the intangible benefits to the Adviser and its affiliates of their association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board concluded that although there were no advisory fee breakpoints, in the current economic environment significant economies of scale were not available with respect to the money market Funds and were not likely to be realized with respect to the other Funds until the asset levels of those Funds were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser with respect to each of the Funds pursuant to its advisory agreement with the Trust is fair and reasonable in light of the nature and quality of the services being provided by it to the Funds and their shareholders, and that renewal of the agreement was in the best interest of the Funds and their shareholders.

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the relevant Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

Investment Performance

The Board’s observations regarding the performance of the High Yield Bond Fund, Municipal High Income Fund, Fixed Income Opportunities Fund and Socially Responsible Equity Fund are described above. In addition, the Board assessed the performance of the portion of the Fixed Income Opportunities Fund managed by each of Seix, Federated, GML, Alcentra, and Ashmore, compared with the Sub-Adviser’s respective benchmark for various periods ended June 30, 2015. The Board made the following additional observations in reviewing the annualized total returns of those Sub-Advisers:

●

The annualized returns for Federated’s portion of the Fixed Income Opportunities Fund were above the returns of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index for the one- and three-year periods.

●

The annualized returns for Seix’s portion of the Fixed Income Opportunities Fund were below the returns of the Credit Suisse Leveraged Loan Index (by 0.53% or less) for the one- and three-year periods.

●

The annualized returns for GML Capital’s portion of the Fixed Income Opportunities Fund were below the returns of the JP Morgan CEMBI Broad Diversified Index (by 3.16% or less) for the one- and three-year periods. The

CITY NATIONAL ROCHDALE FUNDS | PAGE 175

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

Board considered GML Capital’s explanation that in 2014, declining U.S. Treasury yields, among other factors, contributed to the portfolio’s underperformance relative to the Index, and that for a recent year-to-date period the portfolio had underperformed the Index primarily due to the portfolio’s substantial underweight to Russian exposure relative to the Index.

●	The annualized return for Ashmore’s portion of the Fixed Income Opportunities Fund was below the return of the JP Morgan CEMBI Broad High Yield Diversified Index (by 2.29%) for the one-year period.

In considering AllFinancial’s performance, the Board noted that AllFinancial operates in an asset class (life settlement policies) for which indices and peer comparisons are not available, but that AllFinancial continues to meet the Adviser’s expectations regarding its ability to oversee and manage those assets.

The Board considered the Adviser’s view that the investment performance of the Fund or Fund portfolio managed by each Sub-Adviser was satisfactory. The Board concluded that each Sub-Adviser continued to provide satisfactory services to the Funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were generally equal to or lower than the fees it charged to its other advisory or sub-advisory clients to manage comparable funds. The Trustees also noted that the Adviser pays all sub-advisory fees out of its advisory fees. The Board noted that Guggenheim’s sub-advisory fee with respect to the High Yield Bond Fund was higher than its fees with respect to another mutual fund for which it serves as sub-adviser, but also noted that the other fund was significantly larger than the Fund (with assets in excess of $1 billion). Additionally, the Board considered that Guggenheim had indicated that it would consider adding additional breakpoints to the sub-advisory fee structure should the assets of the High Yield Bond Fund grow to over $300 million. The Board also observed that Seix’s sub-advisory fee with respect to the Fixed Income Opportunities Fund was higher than the fee it charged to another mutual fund for which it served as sub-adviser using a similar strategy, but noted that the other fund was significantly larger than the Fund (with assets over $6.5 billion) and was a part of a larger mutual fund complex for which Seix serves as sub-adviser. Additionally, the Board considered that Seix indicated that the lower sub-advisory fee for the other mutual fund it manages using a similar strategy reflected the economies of scale of the other fund and the group of funds of which it is a part.

Benefits to Sub-Advisers

The Board considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds (other than the sub-advisory fees paid to the Sub-Adviser), including any research services made available to the Sub-Adviser by broker-dealers providing execution services to the relevant Fund, the intangible benefits of the Sub-Adviser’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Fund and its shareholders, and that renewal of each sub-advisory agreement was in the best interest of the Funds and their shareholders.

CITY NATIONAL ROCHDALE FUNDS | PAGE 176

THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-AR001-1400

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.    Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is James R. Wolford. Mr.  Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

2015				2014
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	N/A	N/A	$441,500	N/A
(b)	Audit-Related Fees	N/A	N/A	$7,500	N/A
(c)	Tax Fees	$76,000	N/A	$84,015	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A

Fees billed by BBD LLP Related to the Trust

BBD LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

2015				2014
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$280,000	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $76,000 and $84,015 for 2015 and 2014, respectively.

(g)	The aggregate non-audit fees and services billed by BBD LLP for the last fiscal year was $0 for 2015.

(h)	Not Applicable

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments

Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.    Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date:	December 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date:	December 8, 2015

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Treasurer

Date:	December 8, 2015